UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07428

Voya Mutual Funds

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
October 31, 2020
Classes A, C, I, P, P3, R, R6 and W
Global and International Funds
■
Voya Diversified Emerging Markets Debt Fund

■
Voya Global Bond Fund

■
Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund)

■
Voya Global Perspectives® Fund

■
Voya Multi-Manager International Small Cap Fund

■
Voya Russia Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
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PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Near-term Stress, Long-term Hope
Dear Shareholder,
Stock markets continued their autumn decline in October, delivering mixed results as coronavirus cases resurged and policymakers failed to agree on a new package of fiscal stimulus to relieve pandemic stresses on the economy. For the one-year period ending October 31, 2020, the S&P 500® Index lost ground but the Dow Jones Industrial Average managed a slight gain. Gauged by market capitalization, large-cap stocks significantly outperformed their mid- and small-cap counterparts. Though non-U.S. developed markets sustained losses, emerging markets posted gains. Fixed income assets broadly delivered positive returns for the reporting period.
From an economic perspective, in our view, the labor markets are still soft. It appears to us that companies hindered by social distancing measures haven’t hired back many employees. Nevertheless, in our opinion consumer spending has been resilient, and housing continues to benefit from record low mortgage rates and wide availability of credit. Although many companies and individuals face very difficult times, we believe those that are doing well will continue to keep consumption afloat and economic output above recessionary levels. What’s more, the U.S. Federal Reserve Board has said it is intent on maintaining extremely easy financial conditions, which we believe potentially would be supportive of financial markets.
Despite the less than ideal economic backdrop, we continue to believe that staying invested will be rewarded over time, and that trying to time market exits or re-entries will not. We remain convinced that diversifying portfolios as broadly as possible offers the most likely path to realizing long-term investment goals. Should your long-term needs change, discuss them thoroughly with your financial advisor before making any shifts of your portfolio strategy. While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 18, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury 20+ Year Bond Index	Measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. The index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index	This index is an expansion of the J.P. Morgan Corporate Emerging Markets Bond Index which is a market capitalization weighted index consisting of U.S. dollar denominated emerging market corporate bonds.
J.P. Morgan Emerging Markets Bond Index — Global Diversified Index	Tracks total returns for US dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index	A comprehensive, global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. Weights of those countries in the index with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI EAFE® Small Cap Index	An equity index which captures small cap representation across Developed Markets countries around the world, excluding the U.S. and Canada.
MSCI Russia 10/40 Index	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the Russian market taking into account the Undertakings for Collective Investment in Transferable Securities (UCITS III) directive which constrains the weight of any single group entity, as defined therein, at 10% of a fund’s total assets and the sum of the weights of all group entities representing more than 5% of the fund at 40% of the fund’s total assets.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P Developed ex-U.S. Small Cap Index	A float-adjusted index which captures the bottom 15% of companies in the developed markets, based on the cumulative market capitalization of each country, excluding the United States, within the S&P Global Broad Market Index, which covers all publicly listed equities in 47 countries with a float-adjusted market capitalization of US$100 million or greater and a minimum annual trading liquidity of US$50 million.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Benchmark Descriptions (continued)

Index	Description
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
S&P Target Risk® Growth Index Total Return	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

Voya Diversified Emerging Markets Debt Fund	Portfolio Managers’ Report

Target Allocations as of October 31, 2020 (percent of net assets)

Hard Currency	35%
Local Currency	30%
Corporates	32%
Cash	3%
Portfolio holdings are subject to change daily.
Voya Diversified Emerging Markets Debt Fund (the “Fund”)* seeks total return including capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes) in: (i) debt instruments of, or derivatives having economic characteristics similar to the debt instruments of, issuers in emerging market countries; or (ii) debt instruments that have principal denominated in emerging market currencies. Though the Fund may make direct investments in fixed-income and floating rate debt instruments of issuers in emerging market countries, it achieves its exposures primarily through investments in other Voya mutual funds (“Underlying Funds”). The Fund is managed by Brian Timberlake, Ph.D., CFA, Jean-Dominique Bütikofer, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2020 the Fund’s Class A shares, excluding sales charges, provided a total return of  -0.59% compared to a composite index, which is a blend of 1/3 J.P. Morgan Government Bond Index — Emerging Markets Global Diversified USD Index, 1/3 J.P. Morgan Emerging Markets Bond Index — Global Diversified Index, and 1/3 J.P. Morgan Corporate Emerging Markets Bond Index Broad Diversified Index (“Composite Index”), which returned 0.48% for the same period.
Portfolio Specifics: For the reporting period, the Fund underperformed the Composite Index before deducting fees and operating expenses. Emerging markets (“EM”) posted mixed results for the reporting period that was dominated by extreme market volatility and uncertainty amid the coronavirus pandemic and subsequent economic repercussions. For the period, EM corporate debt was the strongest performing sub-sector posting positive returns of 4.53%, followed by EM hard currency which posted returns of 0.98%, while EM local currency posted negative total returns of  -3.81%.
Underperformance for the period was driven by the Fund’s allocation to EM local currency, which underperformed hard currency sovereigns and EM corporate bonds. While the Fund maintained a preference for EM corporates and hard currency sovereigns throughout most of the period, outperformance from these sleeves within the Fund was not enough to offset the underperformance from the Fund’s EM local currency sleeve. The Fund’s allocations to EM corporates and EM hard currency outperformed their respective benchmarks, the JPM Corporate EMBI Broad Diversified Index and JPM EMBI Global Diversified Index, respectively, while its allocation to EM local currency underperformed its benchmark the JPM GBI-EM Global Diversified Index.
Current Outlook and Strategy: In our opinion, we expect EM growth to outpace U.S. growth, but recovery will be uneven across markets, leading to select opportunities. We believe that Asia is likely to lead, with China outperforming, while Latin America will lag because of limited fiscal policy maneuverability. Valuations look decent, in our view, with spreads repricing as market participants await the outcome of U.S. elections. EM corporates are showing resiliency, in our opinion, despite pressures from lingering pandemic lockdowns; potential impacts of partial lockdowns from a second COVID-19 wave may test markets. Sustained developed market and EM quantitative easing (“QE”), and investors’ hunt for yield, continue to support EM credit. While EM fiscal and debt trajectories remain a concern, lower overall financing costs and QE remain supportive.

*
On November 19, 2020, the Fund’s Board of Trustees approved a proposal to liquidate the Fund on or about January 22, 2021.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Diversified Emerging Markets Debt Fund

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	Since Inception of Classes A, C, I and W November 2, 2012
Including Sales Charge:
Class A(1)	-3.08%	3.23%	2.13%
Class C(2)	-2.50%	2.94%	1.67%
Class I	-0.23%	4.08%	2.76%
Class W	-0.32%	4.01%	2.70%
Excluding Sales Charge:
Class A	-0.59%	3.77%	2.46%
Class C	-1.54%	2.94%	1.67%
Class I	-0.23%	4.08%	2.76%
Class W	-0.32%	4.01%	2.70%
Composite Index	0.48%	5.20%	2.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Diversified Emerging Markets Debt Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya Global Bond Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

United States	67.7%
China	3.9%
Indonesia	2.8%
Peru	2.6%
Romania	2.0%
United Kingdom	1.9%
Spain	1.2%
Canada	1.2%
Russia	1.1%
Colombia	0.9%
Countries between 0.0% – 0.9%^	11.5%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments and purchased options
^ Includes 41 countries, which each represents 0.0% – 0.9% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Bond Fund (the “Fund”) seeks to maximize total return through a combination of current income and capital appreciation. The Fund is managed by Brian Timberlake, Ph.D., CFA, and Sean Banai, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended October 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.88% compared to the Bloomberg Barclays Global Aggregate Index (“BBGA Index”), which returned 5.63% for the same period.
Portfolio Specifics: For the reporting period, the Fund posted positive returns, while underperforming the BBGA Index. Early in the period, yields were range-bound, and the outlook, in our opinion, remained constructive on the heels of progress in trade talks between the United States and China. Markets were disrupted in March, and global treasury markets rallied, led by the U.S. Treasury market, triggered by global concerns over COVID-19. Away from global developed treasuries, spreads in corporate and securitized sectors widened at a pace not witnessed since the 2008-2009 financial crisis.
Sector allocations represented the largest source of underperformance. Underweight to governments and overweight to non-government sectors were detractors as the global treasury market outperformed in this risk-off period. Securitized sectors hampered performance, as uncertainty on the potential impact on residential and commercial real estate weighed heavily on markets. Emerging market (“EM”) allocations in both hard currency sovereigns and corporate issuers also detracted, as these countries were challenged by COVID-19, the plunging economic outlook and weak commodity prices. Offsetting some of these headwinds were modest active exposures in corporate credit, and tactical additions to investment-grade corporate bonds during the COVID-19 sell-off which contributed over the period.
Top Ten Holdings as of October 31, 2020* (as a percentage of net assets)

China Government Bond, 3.250%, 11/22/28	2.9%
United States Treasury Note 0.250%, 10/31/25	2.7%
Uniform Mortgage-Backed Securities, 2.500%, 11/12/50	2.3%
United States Treasury Note, 1.500%, 11/30/21	1.9%
Ginnie Mae, 3.000%, 12/20/49	1.7%
Indonesia Treasury Bond, 8.750%, 05/15/31	1.6%
Romania Government Bond, 5.800%, 07/26/27	1.5%
Ginnie Mae Series 2009-106 CM, 6.454%, 01/16/34	1.2%
United States Treasury Note 0.625%, 08/15/30	1.1%
United States Treasury Bond, 1.250%, 05/15/50	1.1%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Duration and yield curve positioning modestly detracted from performance. Defensive strategies implemented in the first quarter of 2020 detracted from performance as U.S. Treasuries were the world’s preferred risk-free asset during the COVID-19 downturn, sparking a significant rally and outperformance. Meanwhile, currencies muted the returns for global markets as the U.S. dollar strengthened versus most developed and EM currencies. The Fund’s currency positioning in developed markets was another detractor over the period.
The Fund used swaps, options and futures in conjunction with cash bonds for duration and yield curve management. It also used currency forward contracts, options and swaps for currency management and risk mitigation. These investment decisions, in total, had a positive impact on the Fund’s performance during the period.
Current Strategy and Outlook: In our view, monetary policy evolution took a step forward with the U.S. Federal Reserve Board (the “Fed”) shifting definitively towards average inflation targeting that we believe will compel the U.S. central bank to leave the Fed funds rate lower for even longer. With the developed short-term interest rates anchored by zero-rates in the U.S. and Japan and below zero in the euro zone, the rise in long-term interest rates will be capped without sustained inflationary pressures. We believe the response to the COVID-19 pandemic has accelerated or exacerbated many trends that were already in place. It is our view that the resulting uneven pressures will create winners and losers with broad strokes across the fixed income spectrum and is being referred to as the “K-economy”.

Portfolio Managers’ Report	Voya Global Bond Fund

From our view, the winners and losers in the post-COVID world fall into two camps. In the first camp are investments that are being affected by trends that were already in place and have accelerated because of the world’s response to the pandemic and the resulting uneven economic recovery. For example, among commercial mortgage-backed securities, a potential “loser” would be brick and mortar properties anchored by lower-tiered malls. These properties were already facing significant pressure from the shift towards online retail; we believe the response to COVID-19 simply exacerbated their problems and accelerated the deterioration in their fundamentals.
In the second camp are sectors and investments that are being affected disproportionately by the COVID-19 pandemic. In this camp there will be industries that will either be negatively affected such as the decline in air travel and entertainment, or on the positive side online retail and other technology that have adapted to changes caused by the continuation of work from home.
Meanwhile, the “K-economy” isn’t limited to corporates and is influencing opportunities at the country level across EM. While it’s not guaranteed, we believe EM countries tend to have an advantage with higher potential growth, a benefit to the sector. Opportunities for buys and sells across EM exist and allocations will be country specific.
Assessing countries, sectors and industries through this lens of winners and losers will be critical to investment success going forward, with security selection having the potential to yield an outsized impact on performance in the months ahead.
Regarding currencies, we believe the U.S. dollar will continue to reflect broader market sentiment on global economic prospects and the progression of COVID-19, and would expect further depreciation. Accommodative global central bank policies and an uptick in economic growth are supportive for select EM currencies, but the uneven nature of the “K-recovery” will continue to increase the performance dispersion between winners and losers.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global Bond Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	2.26%	4.01%	2.09%	—	—
Class C(2)	3.00%	3.75%	1.59%	—	—
Class I	5.15%	4.81%	2.64%	—	—
Class P(3)	5.67%	5.29%	2.88%	—	—
Class P3	5.83%	—	—	—	5.50%
Class R	4.60%	4.27%	—	1.97%	—
Class R6(3)	5.17%	4.81%	2.66%	—	—
Class W	5.14%	4.81%	2.62%	—	—
Excluding Sales Charge:
Class A	4.88%	4.54%	2.36%	—	—
Class C	4.00%	3.75%	1.59%	—	—
Class I	5.15%	4.81%	2.64%	—	—
Class P(3)	5.67%	5.29%	2.88%	—	—
Class P3	5.83%	—	—	—	5.50%
Class R	4.60%	4.27%	—	1.97%	—
Class R6(3)	5.17%	4.81%	2.66%	—	—
Class W	5.14%	4.81%	2.62%	—	—
BBGA Index	5.63%	3.90%	2.24%	2.04%	5.29%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Bond Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 2.50%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class P incepted on June 29, 2016 and Class R6 incepted on May 31, 2013. The Class P and Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Global High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

United States	63.1%
Japan	8.9%
Canada	4.2%
Switzerland	3.1%
Australia	2.9%
United Kingdom	2.9%
Italy	2.1%
Denmark	1.7%
Hong Kong	1.7%
Netherlands	1.4%
Countries between 0.1% – 1.2%^	6.6%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 12 countries, which each represents 0.1% – 1.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Global High Dividend Low Volatility Fund (the “Fund”)* seeks long-term capital growth and current income. The Fund is managed by Steve Wetter, Kai Yee Wong, Vincent Costa, CFA, and Peg DiOrio, CFA, Portfolio Managers, Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended October 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -9.35% compared to the MSCI World IndexSM (the “Index” or “MSCI World”) which returned 4.36%.
Portfolio Specifics: For the reporting period, the Fund underperformed the Index. In terms of the Fund’s performance, dividend yield and smaller market capitalization were the largest detractors, while low beta and the stock ranking model contributed to relative results. The core model contributed positively despite negative returns from the valuation signal. Regionally, portfolio holdings within North America and Japan had an unfavorable impact. On the sector level, portfolio holdings within the information technology, consumer discretionary and communication services sectors detracted the most value. The key detractors included not owning benchmark stocks Apple Inc., Amazon.com, Inc. and Tesla Inc. Portfolio holdings within the materials sector had the largest positive impact on performance along with the underweight to the energy sector. The key contributors included an underweight position in Exxon Mobil Corporation,
Top Ten Holdings as of October 31, 2020 (as a percentage of net assets)

Microsoft Corp.	4.0%
Johnson & Johnson	1.4%
Procter & Gamble Co.	1.4%
Verizon Communications, Inc.	1.2%
Pfizer, Inc.	1.1%
PepsiCo, Inc.	1.1%
Roche Holding AG	1.1%
Merck & Co., Inc.	1.0%
Intel Corp.	1.0%
Texas Instruments, Inc.	1.0%
Portfolio holdings are subject to change daily.
not owning Boeing Company and an overweight position in Microsoft Corporation.
Current Strategy and Outlook: This is an actively managed investment strategy that seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. The investment process first seeks to create a universe of sustainable, dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify what the sub-adviser considers to be the most attractive stocks within each sector. The managers then seek to optimize the Fund’s potential to achieve its dividend, alpha and volatility objectives.

*
Effective February 28, 2020, the Fund’s name was changed from “Voya Global Equity Fund” to “Voya Global High Dividend Low Volatility Fund.” On November 19, 2020, the Fund's Board of Trustees approved changes with respect to the Fund's principal investment strategies and primary benchmark, effective on or about December 31, 2020.

**
Effective November 19, 2020, the Fund’s Board of Trustees approved changing the Fund’s primary benchmark from the MSCI World to the MSCI World Value IndexSM on or about December 31, 2020 because the MSCI World Value IndexSM is considered by the sub-adviser to be a more appropriate benchmark reflecting the type of securities in which the Fund invests.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Global High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-14.55%	2.67%	2.75%
Class C(2)	-10.87%	3.12%	2.59%
Class I	-9.13%	4.15%	3.62%
Class R6(3)	-9.17%	4.14%	3.62%
Class W	-9.14%	4.15%	3.62%
Excluding Sales Charge:
Class A	-9.35%	3.89%	3.36%
Class C	-9.99%	3.12%	2.59%
Class I	-9.13%	4.15%	3.62%
Class R6(3)	-9.17%	4.14%	3.62%
Class W	-9.14%	4.15%	3.62%
MSCI World	4.36%	8.13%	8.64%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(3)
Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to November 30, 2012, the Fund was managed by a different sub-adviser.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Target Allocations as of October 31, 2020(1) (as a percentage of net assets)

U.S. Large Cap Equities	5.0%
U.S. Mid Cap Equities	5.0%
U.S. Small Cap Equities	5.0%
Global Real Estate	5.0%
International Equities	5.0%
Emerging Market Equities	5.0%
U.S. Corporate	17.5%
U.S. Government Bonds	17.5%
Global Bonds	17.5%
U.S. High Yield Bonds	17.5%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
Voya Global Perspectives® Fund (the “Fund”) seeks total return. Under normal market conditions, Voya Investment Management Co. LLC (“Voya IM”), the sub-adviser, invests the assets of the Fund in a combination of underlying funds (“Underlying Funds”) that, in turn, invest directly in securities such as stocks and bonds. The Fund is managed by Douglas Coté, CFA, Portfolio Manager, of Voya IM — the Sub-Adviser.
Approximately 60% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in equity securities and approximately 40% of the Fund’s net assets are allocated to Underlying Funds that predominantly invest in debt instruments. These approximate weights are referred to as “target allocations.” Depending upon the Fund’s rules-based investment strategy to determine target allocations, the equity allocation may drop to approximately 30% and the debt allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the target allocations or defensive allocations will be made between quarterly allocation dates.
Performance: For the year ended October 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.84% compared to the 4.43% return of the S&P Target Risk® Growth Index Total Return and the 1.34% return of the Fund’s composite index (“Composite Index”).(1)
Portfolio Specifics: The reporting period began during the fourth quarter of 2019, which capped the best year across global markets since 2009. The first quarter of 2020 started well, overcoming negative corporate earnings in the fourth quarter of 2019. That quickly ended as more became known of the rapid spread of COVID-19, which ultimately entered “global pandemic” status. The first quarter of 2020 just may have been the worst quarter in history when factoring in loss of life, loss of jobs and loss of wealth — the global economy didn’t screech to a halt, it crashed into a wall. The U.S. Federal Reserve Board and the U.S. government sprang into action with the boldest monetary stimulus plan and spending plan in the history of the United States. This turned the tide and through October the markets and economy were on pace for the fastest recovery on record.
During the period, U.S. large capitalization and emerging markets stocks, led by China, were the best performers and were the only equities that had delivered positive returns; small-cap and international equities were the worst performers. The biggest story during the period was in bonds, especially long-maturity bonds as represented by the Bloomberg Barclays U.S. Treasury 20+ Year Index. During the first quarter when equities were down around 25%, long bonds were up 25% demonstrating their reputation as one of the most effective risk-limiting asset classes available. For the full period, the U.S. Treasury 20+ Year Index increased by 14.04% and U.S. corporate bonds, as measured by the Bloomberg Barclays U.S. Corporate Index, were up by a respectable 7.05%.
Performance of the Fund was strongly positive, and it significantly outperformed both benchmarks through what we believe were its three timely defensive moves during 2020.
The first was its defensive move implemented at the start of the year based on negative fundamentals avoiding the worst of the 2020 bear market. Nearly as successful was its return to base move, in the second quarter, in time to not only catch but in our opinion, outperform the best quarter of the century. In our view, the Fund’s tactical moves in the first half of 2020 were effective enough to move the fund to positive despite the Fund’s equity asset classes in negative territory and some deeply negative.
The Fund’s proprietary defensive moves during the period advantageously “sold high” in early January and “bought low” in early April after the worst bear market since the Great Depression. We believe these moves both preserved and increased capital within the Fund. In early July the Fund turned back to defensive where it remained for the rest of the reporting period. For the period, the Fund significantly outperformed its benchmark the S&P Target Risk® Growth Index Total Return.

Voya Global Perspectives® Fund	Portfolio Managers’ Report

The Fund’s equity allocation had positive absolute performance and positive benchmark relative performance due to asset allocation positioning. The best performance contributors were the Voya Midcap Opportunities Fund and the Voya Multi-Manager International Factors Fund while the worst was the iShares Global REIT ETF. In fixed income, both positive absolute and relative performance to the benchmark were due to strong performance in the Voya Intermediate Bond Fund and the Voya GNMA Income Fund.
Current Outlook and Strategy: While the second quarter market performance was, in our view, quite extraordinary considering the extreme, pandemic-driven bear market, we should hold the celebratory fireworks as we believe both the markets and economy are fragile and remain in contraction. Indeed, we believe some wider perspective is warranted.
For the third quarter in 2020 our positioning has moved from “base” back to “defensive” reflecting the negative corporate earnings growth results reported for the first and second quarters of 2020 which is consistent with the Fund’s investment philosophy.

(1)
The Global Perspectives Fund Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund’s portfolio can be compared. As of October 31, 2020, the Composite Index allocation was approximately: 5.0% of the S&P 500® Index, 5.0% of the S&P MidCap 400® Index, 5.0% of the S&P SmallCap 600® Index, 5.0% of the FTSE EPRA Nareit Developed Index, 5.0% of the MSCI EAFE® Index, 5.0% of the MSCI Emerging Markets IndexSM, 17.5% of the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index, 17.5% of the Bloomberg Barclays U.S. Treasury 20+ Year Bond Index, 17.5% of the Bloomberg Barclays Global Aggregate Index, and 17.5% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ Report	Voya Global Perspectives® Fund

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	Since Inception of Class A, C, I, R, and W March 28, 2013
Including Sales Charge:
Class A(1)	3.50%	5.60%	4.87%
Class C(2)	8.14%	6.05%	4.92%
Class I	10.15%	7.12%	5.95%
Class R	9.67%	6.59%	5.43%
Class W	10.13%	7.12%	5.96%
Excluding Sales Charge:
Class A	9.84%	6.86%	5.69%
Class C	9.14%	6.05%	4.92%
Class I	10.15%	7.12%	5.95%
Class R	9.67%	6.59%	5.43%
Class W	10.13%	7.12%	5.96%
S&P Target Risk® Growth Index Total Return	4.43%	6.72%	6.67%
Composite Index	1.34%	6.51%	6.08%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Perspectives® Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

Japan	20.2%
United Kingdom	8.6%
Australia	7.9%
Canada	7.3%
Switzerland	6.3%
Germany	6.3%
France	6.1%
Sweden	5.3%
South Korea	4.9%
Netherlands	3.4%
Countries between 0.0% – 3.3%^	22.5%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 33 countries, which each represents 0.0% – 3.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Small Cap Fund (“International Small Cap” or the “Fund”)* seeks maximum long-term capital appreciation. The Fund’s assets are managed by two sub-advisers — Acadian Asset Management LLC (“Acadian”) and Victory Capital Management Inc. (“Victory Capital”), (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Brendan O. Bradley, Ph.D., Senior Vice President and Director of Portfolio Management, and Ryan D. Taliaferro, Ph.D., Senior Vice President, Director, Equity Strategies, both Portfolio Managers of the Sleeve that is managed by Acadian; Daniel B. LeVan, CFA, Lead Portfolio Manager and Chief Investment Officer, and John W. Evers, CFA, Senior Portfolio Manager, of the Sleeve that is managed by Victory Capital.
Performance: For the year ended October 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.56% compared to the S&P Developed ex-U.S. Small Cap Index and the MSCI EAFE® Small Cap Index, which returned -0.13% and -1.36%, respectively, for the same period.
Portfolio Specifics: Acadian Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 496 basis points (4.96%) for the year ended October 31, 2020. Country allocations were
Top Ten Holdings as of October 31, 2020* (as a percentage of net assets)

Tecan Group AG	1.5%
Mineral Resources Ltd.	1.2%
Hikma Pharmaceuticals PLC	1.0%
Logitech International SA	0.9%
HelloFresh SE	0.9%
Getinge AB	0.9%
UbiSoft Entertainment	0.8%
BlueScope Steel Ltd.	0.8%
ASR Nederland NV	0.7%
Seegene, Inc.	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
largely responsible for outperformance; however, were joined by positive active returns from stock selection. The Sleeve saw the strongest results from stock selection in Japan along with a combination of stock selection and positive allocation effects from an underweight position in the United Kingdom. Key contributors within these respective markets included holdings within the software & services industry group, in Japan, Infocom a company that focuses on IT services and in the United Kingdom, Softcat PLC an IT infrastructure provider. Meanwhile, a combination of stock selection and an underweight position in South Korea proved less successful, owing in part to a lack of exposure to Seegene. At the sector level, a combination of stock selection and allocation effects from an overweight position in information technology along with a combination of stock selection and allocation effects from an overweight position in communication services was rewarded, while a combination of stock selection and allocation effects from an overweight position in financials proved costly.
Victory Capital Sleeve — The Sleeve outperformed the S&P Developed ex-U.S. Small Cap Index by approximately 423 basis points (4.23%) for the year ended October 31, 2020. International small-cap equities were down over the one-year period as the unexpected outbreak of the novel coronavirus (“COVID-19”) grew into a global pandemic. The outbreak intensified during the first quarter and volatility spiked as the economic impact from mitigation measures began to materialize. Overall security selection was positive and accounted for the Sleeve’s outperformance. Excess returns were generated in four of five regions and seven of the eleven economic sectors. Notable outperformance was generated within the health care, information technology and communication services sectors. Korean biotechnology company Seegene was the top contributor as its COVID-19 test kit received approval from Korean authorities and the test kits are being shipped to governments and medical facilities across the world. A sizable position in Lasertec boosted performance in the information technology sector. The Japanese provider of semiconductor equipment has benefitted from sustained order momentum of its photomask inspection systems required for EUV lithography. Within communication services, Swedish digital game developer Stillfront has had various game categories exceed expectations and player retention rates remain strong.

Portfolio Managers’ Report	Voya Multi-Manager International Small Cap Fund

On the downside, security selection was weakest in the consumer staples sector with a large impact coming from a position in Maeil Dairies. The Korean food and beverage company Maeil Dairies fell as increased competition in China within the powdered milk space impacted international sales while the decline in the number of new babies in Korea has led to lower sales domestically. Australian oil and gas producer Beach Energy was the top detractor as Brent Crude oil prices plummeted on global demand shocks from the near-shutdown of many economies.
Current Strategy and Outlook: Acadian Sleeve — The global economic outlook remains uncertain, in our view, with outcomes strongly intertwined with the evolution of the pandemic, the measures required to contain it, and the time until an effective vaccine is deployed. Though progress has been made on the development of a vaccine, many unknowns remain around accessibility, adoption rate, and the durability of protection any vaccine can provide.
On a forward-looking basis, it is difficult to predict the path of the broad market. A key tenet of Acadian’s philosophy is that markets are evolutionary and that an investment process must be adaptive to reflect changes in markets and investor behavior over time. Acadian’s portfolios are built using a multi-factor process that combines value-oriented factors with additional factors related to earnings, quality and price trends. Thus, we seek to outperform in many different types of market environments. Towards this goal, we optimize the weightings of our factors each month, and continually evaluate new factors for potential inclusion in the process. We employ individual stock selection, in an effort to produce the highest forecast return, net of implementation costs. Our alpha forecasts help identify attractively valued names that we believe are likely to rise in price based on value-, earnings-, quality-, and price-related predictive data.
The Sleeve ended the period with the largest overweight exposures to Sweden and Israel and an opportunistic exposure to Taiwan. Conversely, the Sleeve was most underweight to the United Kingdom, Japan, and Switzerland. At the sector level, the Sleeve ended the period with overweight allocations to information technology, health care, and materials. The Sleeve was most underweight to real estate, industrials, and consumer staples at the end of the period.
Victory Capital Sleeve — It is our opinion that a sustained economic recovery will remain challenging until a vaccine becomes widely accessible. Central Banks and governments have responded to the crisis with unprecedented financial relief packages to combat economic disruptions from the ongoing pandemic. In our opinion, flexible companies focused on digital strategies will continue to have advantages over companies with more ingrained traditional business practices. We believe opportunities for relative outperformance remain, particularly among the diverse and broad segment of international small-cap equities. We continue to be guided by our bottom-up analysis and remain focused on stock selection while adhering to our disciplined country and sector risk exposures.

*
Effective November 15, 2019, Wellington Management Company LLC was removed as a sub-adviser to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Multi-Manager International Small Cap Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class P3 February 28, 2019
Including Sales Charge:
Class A(1)	-1.46%	3.56%	5.09%	—
Class C(2)	2.86%	4.07%	5.01%	—
Class I	4.91%	5.19%	6.17%	—
Class P3	6.16%	—	—	6.67%
Class W	4.82%	5.11%	6.06%	—
Excluding Sales Charge:
Class A	4.56%	4.79%	5.72%	—
Class C	3.86%	4.07%	5.01%	—
Class I	4.91%	5.19%	6.17%	—
Class P3	6.16%	—	—	6.67%
Class W	4.82%	5.11%	6.06%	—
S&P Developed ex-U.S. Small Cap Index	-0.13%	5.37%	6.19%	2.87%
MSCI EAFE® Small Cap Index	-1.36%	5.38%	6.55%	2.73%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Multi-Manager International Small Cap Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

Effective November 15, 2019 one of the three sub-advisers was removed from the Fund.

Portfolio Managers’ Report	Voya Russia Fund

Sector Diversification as of October 31, 2020 (as a percentage of net assets)

Materials	28.9%
Communication Services	19.0%
Energy	17.2%
Information Technology	11.3%
Financials	10.3%
Consumer Staples	6.2%
Utilities	4.9%
Industrials	0.6%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russia Fund (the “Fund”) seeks long-term capital appreciation. The Fund is managed by Renat Nadyukov, Portfolio Manager, of NNIP Advisors B.V. (“NNIP Advisors”) — the Sub-Adviser.
Performance: For the year ended October 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -16.56% compared to the MSCI Russia 10/40 Index, which returned -16.29%, for the period.
Portfolio Specifics: The Russian equity market witnessed swings in risk appetite during the fiscal year. Russia started the period with stable oil prices, appreciating currency and growing international reserves. Following an initial period of relative stability, Russia suffered a dual shock of declining oil prices and the COVID-19 pandemic. With oil prices turning negative and domestic demand suffering from the pandemic, the Russian government’s response to the crisis has been moderate and focused on increasing social and healthcare spending. The Central Bank of Russia put easing the cycle on hold as the economy seemed to be recovering from the pandemic-inflicted slowdown and geopolitical risks remained elevated.
The Fund underperformed MSCI Russia 10/40 Index for the reporting period due to stock selection. In particular, the Fund’s stock selection in materials and financials proved negative. By contrast, stock selection in communication services added the most to performance. Sector allocation overall added to relative results, particularly an overweight allocation to information technology and an underweight allocation to energy proved positive. By contrast, the Fund lost the most from an underweight allocation to consumer staples and materials.
The top three individual stock contributors to performance were overweight positions in Yandex, EPAM Systems and Kinross
Top Ten Holdings as of October 31, 2020 (as a percentage of net assets)

Yandex NV	9.3%
MMC Norilsk Nickel OJSC	9.1%
EPAM Systems, Inc.	7.2%
Polymetal International PLC	6.5%
X5 Retail Group N.V. - FIVEL GDR	6.3%
Kinross Gold Corp.	5.9%
Mobile TeleSystems PJSC ADR	4.9%
Halyk Savings Bank of Kazakhstan JSC GDR	4.8%
Mail.ru Group Ltd. GDR	4.7%
Sberbank of Russia PJSC	4.2%
Portfolio holdings are subject to change daily.
Gold. During the period, Yandex, a Russian Internet company, strongly benefited from rising online spending and rapidly growing e-commerce market. Our overweight position in EPAM Systems, a leading information technology services company, continued to perform well and benefited from strong demand growth for company services. Kinross Gold, a Toronto-listed gold mining company, strongly benefited from rising gold prices. The Fund’s underweight position in Polyus Gold, a Russian gold mining company, was the biggest detractor as the company also benefited from higher gold prices. Our underweight position in Magnit, a Russian food retailer, proved negative. The Fund did not own the stock, as we believed the positive market reaction was mainly a function of the consumer staples rally coupled with an earlier relative underperformance.
Current Outlook and Strategy: In our view, Russia’s limited fiscal response to the COVID-19 pandemic could increase the risk of economic growth running below potential for longer. With Russia's fiscal policy prioritizing social support, we believe investment spending and domestic consumption could come under pressure in the near future. Assuming the COVID-19 pandemic does not result in a new national lockdown, we still expect a modest economic recovery in 2021.
The Fund invests in companies that we believe are well positioned to benefit from stable demand for Russian exports and good standards of corporate governance. We also maintain exposure to a selected few domestic consumption-driven companies that we believe to be better insulated from weak consumer demand.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Russia Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	10 Year
Including Sales Charge:
Class A(1)	-21.37%	7.81%	-0.55%
Class I	-16.35%	9.33%	0.26%
Class W(2)	-16.39%	9.37%	0.26%
Excluding Sales Charge:
Class A	-16.56%	9.10%	0.04%
Class I	-16.35%	9.33%	0.26%
Class W(2)	-16.39%	9.37%	0.26%
MSCI Russia 10/40 Index	-16.29%	9.97%	0.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russia Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%. Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

(2)
Class W incepted on August 5, 2011. The Class W shares performance shown for the period prior to their inception date is the performance of Class A shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*
Voya Diversified Emerging Markets Debt Fund**
Class A	$1,000.00	$1,102.80	1.11%	$5.87	$1,000.00	$1,019.56	1.11%	$5.63
Class C	1,000.00	1,096.60	1.86	9.80	1,000.00	1,015.79	1.86	9.42
Class I	1,000.00	1,105.00	0.81	4.29	1,000.00	1,021.06	0.81	4.12
Class W	1,000.00	1,104.00	0.86	4.55	1,000.00	1,020.81	0.86	4.37
Voya Global Bond Fund
Class A	$1,000.00	$1,081.00	0.90%	$4.71	$1,000.00	$1,020.61	0.90%	$4.57
Class C	1,000.00	1,077.30	1.65	8.62	1,000.00	1,016.84	1.65	8.36
Class I	1,000.00	1,082.70	0.65	3.40	1,000.00	1,021.87	0.65	3.30
Class P	1,000.00	1,086.10	0.15	0.79	1,000.00	1,024.38	0.15	0.76
Class P3	1,000.00	1,087.10	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Class R	1,000.00	1,080.20	1.15	6.01	1,000.00	1,019.36	1.15	5.84
Class R6	1,000.00	1,082.60	0.62	3.25	1,000.00	1,022.02	0.62	3.15
Class W	1,000.00	1,083.00	0.65	3.40	1,000.00	1,021.87	0.65	3.30

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*
Voya Global High Dividend Low Volatility Fund
Class A	$1,000.00	$1,044.40	0.85%	$4.37	$1,000.00	$1,020.86	0.85%	$4.32
Class C	1,000.00	1,040.60	1.60	8.21	1,000.00	1,017.09	1.60	8.11
Class I	1,000.00	1,045.60	0.60	3.09	1,000.00	1,022.12	0.60	3.05
Class R6	1,000.00	1,045.70	0.57	2.93	1,000.00	1,022.27	0.57	2.90
Class W	1,000.00	1,045.40	0.60	3.08	1,000.00	1,022.12	0.60	3.05
Voya Global Perspectives® Fund**
Class A	$1,000.00	$1,100.00	0.58%	$3.06	$1,000.00	$1,022.22	0.58%	$2.95
Class C	1,000.00	1,096.50	1.33	7.01	1,000.00	1,018.45	1.33	6.75
Class I	1,000.00	1,101.60	0.33	1.74	1,000.00	1,023.48	0.33	1.68
Class R	1,000.00	1,099.40	0.83	4.38	1,000.00	1,020.96	0.83	4.22
Class W	1,000.00	1,101.40	0.33	1.74	1,000.00	1,023.48	0.33	1.68
Voya Multi-Manager International Small Cap Fund
Class A	$1,000.00	$1,198.10	1.53%	$8.45	$1,000.00	$1,017.44	1.53%	$7.76
Class C	1,000.00	1,194.20	2.28	12.58	1,000.00	1,013.67	2.28	11.54
Class I	1,000.00	1,200.00	1.20	6.64	1,000.00	1,019.10	1.20	6.09
Class P3	1,000.00	1,207.00	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Class W	1,000.00	1,199.60	1.28	7.08	1,000.00	1,018.70	1.28	6.50
Voya Russia Fund
Class A	$1,000.00	$1,056.20	1.87%	$9.67	$1,000.00	$1,015.74	1.87%	$9.48
Class I	1,000.00	1,057.90	1.58	8.17	1,000.00	1,017.19	1.58	8.01
Class W	1,000.00	1,057.60	1.62	8.38	1,000.00	1,016.99	1.62	8.21

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

**
The annualized expense ratios do not include expenses of underlying funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund), Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund), Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund (collectively referred to as the “Funds”) (six of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments and summary portfolios of investments, as applicable, as of October 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (six of the funds constituting Voya Mutual Funds) at October 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended October 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 23, 2020

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2020

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
ASSETS:
Investments in securities at fair value+*	$—	$323,740,948	$244,354,168	$—
Investments in affiliated underlying funds at fair value**	11,446,116	—	—	98,598,702
Investments in unaffiliated underlying funds at fair value***	—	—	—	4,943,699
Short-term investments at fair value†	232,000	31,177,774	963,366	—
Cash	480	291,915	90,959	95,661
Cash collateral for futures	—	1,719,359	—	—
Cash pledged for centrally cleared swaps (Note 2)	—	1,456,000	—	—
Foreign currencies at value‡	—	2,720,040	35,501	—
Receivables:
Investment securities sold	—	539,383	—	—
Investment securities sold on a delayed-delivery or when-issued basis	—	9,522,071	—	—
Fund shares sold	—	684,577	69,061	187,020
Dividends	78	—	471,006	—
Interest	—	2,456,334	—	—
Foreign tax reclaims	—	5,392	354,352	—
Unrealized appreciation on forward foreign currency contracts	138	1,559,615	—	—
Unrealized appreciation on OTC swap agreements	—	26,783	—	—
Prepaid expenses	38,532	42,492	24,298	17,713
Reimbursement due from Investment Adviser	242	19,826	35,479	9,762
Other assets	372	14,961	64,752	1,381
Total assets	11,717,958	375,977,470	246,462,942	103,853,938
LIABILITIES:
Income distribution payable	—	11,607	—	—
Payable for investment securities purchased	—	10,218,486	—	—
Payable for investments in affiliated underlying funds purchased	169,990	—	—	164,490
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	26,744,333	—	—
Payable for fund shares redeemed	—	1,543,367	198,230	17,467
Payable upon receipt of securities loaned	—	1,172,890	611,366	—
Unrealized depreciation on forward foreign currency contracts	24	879,146	—	—
Unrealized depreciation on OTC swap agreements	—	9,026	—	—
Variation margin payable on centrally cleared swaps	—	66,474	—	—
Cash received as collateral for OTC derivatives (Note 2)	—	650,000	—	—
Payable for investment management fees	7,736	141,707	109,055	31,458
Payable for distribution and shareholder service fees	102	14,053	47,698	22,089
Payable to trustees under the deferred compensation plan (Note 7)	372	14,961	64,752	1,381
Payable for trustee fees	63	1,526	1,137	423
Other accrued expenses and liabilities	32,940	147,544	361,739	36,721
Written options, at fair value^	—	71,584	—	—
Total liabilities	211,227	41,686,704	1,393,977	274,029
NET ASSETS	$11,506,731	$334,290,766	$245,068,965	$103,579,909
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$11,250,494	$328,508,385	$318,915,092	$95,437,753
Total distributable earnings (loss)	256,237	5,782,381	(73,846,127)	8,142,156
NET ASSETS	$11,506,731	$334,290,766	$245,068,965	$103,579,909
+ Including securities loaned at value	$—	$1,149,893	$582,071	$—
* Cost of investments in securities	$—	$314,652,950	$234,926,150	$—
** Cost of investments in affiliated underlying funds	$11,700,474	$—	$—	$92,705,503
*** Cost of investments in unaffiliated underlying funds	$—	$—	$—	$4,436,090
† Cost of short-term investments	$232,000	$31,178,025	$963,366	$—
‡ Cost of foreign currencies	$—	$2,734,317	$35,386	$—
^ Premiums received on written options	$—	$72,808	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2020

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund	Voya Global Perspectives® Fund
Class A
Net assets	$411,828	$34,927,720	$191,018,686	$37,944,562
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	44,130	3,574,506	5,943,331	3,163,933
Net asset value and redemption price per share†	$9.33	$9.77	$32.14	$11.99
Maximum offering price per share (5.75%)(1)	$9.57(2)	$10.02(2)	$34.10	$12.72
Class C
Net assets	$17,107	$4,708,523	$5,794,528	$4,189,236
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,884	484,749	193,793	354,554
Net asset value and redemption price per share†	$9.08	$9.71	$29.90	$11.82
Class I
Net assets	$11,000,114	$36,988,063	$45,136,173	$4,535,983
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	1,173,956	3,805,566	1,391,956	376,671
Net asset value and redemption price per share	$9.37	$9.72	$32.43	$12.04
Class P
Net assets	n/a	$125,249	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	12,799	n/a	n/a
Net asset value and redemption price per share	n/a	$9.79	n/a	n/a
Class P3
Net assets	n/a	$2,059,828	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	211,352	n/a	n/a
Net asset value and redemption price per share	n/a	$9.75	n/a	n/a
Class R
Net assets	n/a	$6,249,332	n/a	$24,073,056
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	639,726	n/a	2,016,214
Net asset value and redemption price per share	n/a	$9.77	n/a	$11.94
Class R6
Net assets	n/a	$116,094,614	$2,902	n/a
Shares authorized	n/a	unlimited	unlimited	n/a
Par value	n/a	$—	$—	n/a
Shares outstanding	n/a	11,908,968	90	n/a
Net asset value and redemption price per share	n/a	$9.75	$32.41	n/a
Class W
Net assets	$77,682	$133,137,437	$3,116,676	$32,837,072
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	8,313	13,908,185	96,182	2,722,404
Net asset value and redemption price per share	$9.34	$9.57	$32.40	$12.06

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

(2)
Maximum offering price is 2.50% and is computed at 100/97.50 of net asset value. On purchases of  $100,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2020

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
ASSETS:
Investments in securities at fair value+*	$126,749,336	$61,421,376
Short-term investments at fair value†	2,125,217	951,702
Foreign currencies at value‡	268,117	2,519
Receivables:
Investment securities and currencies sold	638,415	527,464
Fund shares sold	7,221	34,021
Dividends	189,717	238,513
Foreign tax reclaims	175,806	—
Prepaid expenses	25,225	18,017
Reimbursement due from Investment Adviser	19,722	—
Other assets	14,272	10,257
Total assets	130,213,048	63,203,869
LIABILITIES:
Payable for investment securities and currencies purchased	586,930	528,025
Payable for fund shares redeemed	80,206	15,122
Payable upon receipt of securities loaned	1,703,447	—
Unrealized depreciation on forward foreign currency contracts	11	—
Payable for investment management fees	114,332	77,162
Payable for distribution and shareholder service fees	11,258	13,869
Payable to trustees under the deferred compensation plan (Note 7)	14,272	10,257
Payable for trustee fees	700	378
Other accrued expenses and liabilities	201,331	117,645
Total liabilities	2,712,487	762,458
NET ASSETS	$127,500,561	$62,441,411
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$120,076,285	$46,934,337
Total distributable earnings	7,424,276	15,507,074
NET ASSETS	$127,500,561	$62,441,411
+ Including securities loaned at value	$1,530,347	$—
* Cost of investments in securities	$117,739,986	$50,951,084
† Cost of short-term investments	$2,125,217	$951,702
‡ Cost of foreign currencies	$268,351	$2,588
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2020

	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
Class A
Net assets	$46,219,894	$60,598,199
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	874,446	2,106,730
Net asset value and redemption price per share†	$52.86	$28.76
Maximum offering price per share (5.75%)(1)	$56.08	$30.51
Class C
Net assets	$978,491	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	20,148	n/a
Net asset value and redemption price per share	$48.57	n/a
Class I
Net assets	$54,488,399	$1,602,824
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	1,034,417	55,477
Net asset value and redemption price per share	$52.68	$28.89
Class P3
Net assets	$3,341	n/a
Shares authorized	unlimited	n/a
Par value	$—	n/a
Shares outstanding	62	n/a
Net asset value and redemption price per share	$54.16	n/a
Class W
Net assets	$25,810,436	$240,388
Shares authorized	unlimited	unlimited
Par value	$—	$—
Shares outstanding	395,771	8,344
Net asset value and redemption price per share	$65.22	$28.81

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2020

	Voya Diversified Emerging Markets Debt Fund	Voya Global Bond Fund	Voya Global High Dividend Low Volatility Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$440	$27,616	$6,932,340
Dividends from affiliated underlying funds	590,174	—	—
Interest, net of foreign taxes withheld*	—	10,788,468	—
Securities lending income, net	—	3,672	2,009
Total investment income	590,614	10,819,756	6,934,349
EXPENSES:
Investment management fees	100,036	1,525,915	1,136,272
Distribution and shareholder service fees:
Class A	915	83,095	432,012
Class C	310	60,887	115,577
Class R	—	30,740	—
Transfer agent fees:
Class A	374	50,238	283,352
Class C	33	9,122	18,847
Class I	12,163	20,466	30,426
Class P	—	39	—
Class P3	—	38	—
Class R	—	9,281	—
Class R6	—	410	27
Class W	42	161,188	4,041
Shareholder reporting expense	732	40,090	32,988
Registration fees	76,144	130,011	76,770
Professional fees	15,738	77,346	65,148
Custody and accounting expense	20,083	79,720	47,575
Trustee fees	500	12,207	9,090
Miscellaneous expense	11,265	22,855	39,128
Interest expense	127	930	44
Total expenses	238,462	2,314,578	2,291,297
Waived and reimbursed fees	(135,477)	(196,844)	(379,505)
Net expenses	102,985	2,117,734	1,911,792
Net investment income	487,629	8,702,022	5,022,557
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,710	901,340	(25,569,136)
Sale of affiliated underlying funds	218,078	—	—
Forward foreign currency contracts	314	4,113,601	—
Foreign currency related transactions	(44)	60,864	(14,916)
Futures	—	(2,883,613)	—
Swaps	—	(1,687,462)	—
Written options	—	3,227,440	—
Net realized gain (loss)	227,058	3,732,170	(25,584,052)
Net change in unrealized appreciation (depreciation) on:
Investments	—	(1,188,527)	(4,802,458)
Affiliated underlying funds	(602,395)	—	—
Forward foreign currency contracts	156	595,623	—
Foreign currency related transactions	—	(349,521)	14,824
Futures	—	2,103,128	—
Swaps	—	(2,774,338)	—
Written options	—	(194,222)	—
Net change in unrealized appreciation (depreciation)	(602,239)	(1,807,857)	(4,787,634)
Net realized and unrealized gain (loss)	(375,181)	1,924,313	(30,371,686)
Increase (decrease) in net assets resulting from operations	$112,448	$10,626,335	$(25,349,129)
* Foreign taxes withheld	$—	$45,718	$238,430
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended October 31, 2020 (continued)

	Voya Global Perspectives® Fund	Voya Multi-Manager International Small Cap Fund	Voya Russia Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$—	$2,900,365	$3,674,938
Dividends from affiliated underlying funds	2,454,972	—	—
Dividends from unaffiliated underlying funds	302,474	—	—
Interest	355	631	—
Securities lending income, net	—	32,219	877
Total investment income	2,757,801	2,933,215	3,675,815
EXPENSES:
Investment management fees	192,866	1,406,003	1,021,467
Distribution and shareholder service fees:
Class A	60,266	116,091	181,982
Class C	42,613	22,976	—
Class R	123,727	—	—
Transfer agent fees:
Class A	18,755	63,882	69,581
Class C	3,189	2,883	—
Class I	2,365	43,754	1,452
Class P3	—	38	—
Class R	18,588	—	—
Class W	21,232	37,946	266
Shareholder reporting expense	6,222	21,960	16,880
Registration fees	81,039	92,010	49,303
Professional fees	24,522	54,534	23,116
Custody and accounting expense	18,300	192,126	34,027
Trustee fees	3,384	5,594	3,027
Miscellaneous expense	11,026	18,177	9,166
Interest expense	581	2,313	369
Total expenses	628,675	2,080,287	1,410,636
Waived and reimbursed fees	(123,632)	(198,021)	—
Brokerage commission recapture	—	(2,974)	—
Net expenses	505,043	1,879,292	1,410,636
Net investment income	2,252,758	1,053,923	2,265,179
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	—	6,409,761	4,385,609
Sale of affiliated underlying funds	662,710	—	—
Sale of unaffiliated underlying funds	(450,381)	—	—
Capital gain distributions from affiliated underlying funds	941,603	—	—
Forward foreign currency contracts	—	(8,421)	—
Foreign currency related transactions	—	(17,225)	(49,633)
Net realized gain	1,153,932	6,384,115	4,335,976
Net change in unrealized appreciation (depreciation) on:
Investments	—	(2,991,434)	(20,610,645)
Affiliated underlying funds	4,755,285	—	—
Unaffiliated underlying funds	(36,640)	—	—
Forward foreign currency contracts	—	17	—
Foreign currency related transactions	—	6,566	4,302
Net change in unrealized appreciation (depreciation)	4,718,645	(2,984,851)	(20,606,343)
Net realized and unrealized gain (loss)	5,872,577	3,399,264	(16,270,367)
Increase (decrease) in net assets resulting from operations	$8,125,335	$4,453,187	$(14,005,188)
* Foreign taxes withheld	$—	$380,933	$349,630
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Diversified Emerging Markets Debt Fund		Voya Global Bond Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$487,629	$578,712	$8,702,022	$7,591,700
Net realized gain	227,058	20,843	3,732,170	2,441,283
Net change in unrealized appreciation (depreciation)	(602,239)	1,610,256	(1,807,857)	12,238,628
Increase in net assets resulting from operations	112,448	2,209,811	10,626,335	22,271,611
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(11,626)	(8,024)	(1,299,779)	(1,360,588)
Class C	(962)	(1,179)	(196,593)	(340,836)
Class I	(636,561)	(752,580)	(1,620,886)	(2,001,389)
Class O(1)	—	—	—	(102)
Class P	—	—	(5,567)	(5,175)
Class P3	—	—	(88,284)	(61,645)
Class R	—	—	(218,163)	(224,546)
Class R6	—	—	(4,731,581)	(3,815,574)
Class W	(1,256)	(960)	(4,208,683)	(2,895,980)
Return of capital:
Class A	—	—	(187,634)	(184,721)
Class C	—	—	(30,536)	(54,922)
Class I	—	—	(198,514)	(275,161)
Class O(1)	—	—	—	(14)
Class P	—	—	(670)	(595)
Class P3	—	—	(10,713)	(7,372)
Class R	—	—	(34,183)	(33,679)
Class R6	—	—	(627,327)	(536,905)
Class W	—	—	(643,531)	(393,903)
Total distributions	(650,405)	(762,743)	(14,102,644)	(12,193,107)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	692,544	2,190,894	188,045,561	122,465,260
Reinvestment of distributions	650,405	762,743	13,851,854	12,007,841
	1,342,949	2,953,637	201,897,415	134,473,101
Cost of shares redeemed	(7,942,546)	(3,451,985)	(162,384,946)	(74,266,499)
Net increase (decrease) in net assets resulting from capital share transactions	(6,599,597)	(498,348)	39,512,469	60,206,602
Net increase (decrease) in net assets	(7,137,554)	948,720	36,036,160	70,285,106
NET ASSETS:
Beginning of year or period	18,644,285	17,695,565	298,254,606	227,969,500
End of year or period	$11,506,731	$18,644,285	$334,290,766	$298,254,606

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Global High Dividend Low Volatility Fund		Voya Global Perspectives® Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$5,022,557	$6,333,253	$2,252,758	$1,055,024
Net realized gain (loss)	(25,584,052)	(4,957,097)	1,153,932	1,973,701
Net change in unrealized appreciation (depreciation)	(4,787,634)	21,606,793	4,718,645	2,881,579
Increase (decrease) in net assets resulting from operations	(25,349,129)	22,982,949	8,125,335	5,910,304
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(3,633,041)	(4,973,790)	(702,207)	(456,040)
Class C	(148,622)	(975,609)	(168,805)	(313,859)
Class I	(1,008,156)	(1,032,528)	(179,725)	(194,728)
Class R	—	—	(1,069,057)	(1,585,292)
Class R6	(59)	—	—	—
Class W	(57,462)	(79,888)	(912,363)	(823,217)
Return of capital:
Class A	(84,002)	—	—	—
Class C	(5,717)	—	—	—
Class I	(20,797)	—	—	—
Class R6	(1)	—	—	—
Class W	(1,201)	—	—	—
Total distributions	(4,959,058)	(7,061,815)	(3,032,157)	(3,373,136)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	63,859,439	29,349,443	45,684,975	20,734,555
Proceeds from shares issued in merger (Note 16)	45,838,557	—	—	—
Reinvestment of distributions	4,285,416	5,927,892	3,031,778	3,372,928
	113,983,412	35,277,335	48,716,753	24,107,483
Cost of shares redeemed	(77,344,236)	(56,429,685)	(14,934,929)	(13,933,415)
Net increase (decrease) in net assets resulting from capital share transactions	36,639,176	(21,152,350)	33,781,824	10,174,068
Net increase (decrease) in net assets	6,330,989	(5,231,216)	38,875,002	12,711,236
NET ASSETS:
Beginning of year or period	238,737,976	243,969,192	64,704,907	51,993,671
End of year or period	$245,068,965	$238,737,976	$103,579,909	$64,704,907
See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Small Cap Fund		Voya Russia Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$1,053,923	$2,015,330	$2,265,179	$3,614,892
Net realized gain (loss)	6,384,115	(6,057,850)	4,335,976	7,039,816
Net change in unrealized appreciation (depreciation)	(2,984,851)	11,229,301	(20,606,343)	9,837,825
Increase (decrease) in net assets resulting from operations	4,453,187	7,186,781	(14,005,188)	20,492,533
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(972,681)	(5,080,965)	(7,046,676)	(1,827,663)
Class C	(118,220)	(928,465)	—	—
Class I	(1,814,739)	(8,228,109)	(317,944)	(78,896)
Class O(1)	—	(129)	—	—
Class P3	(54)	—	—	—
Class W	(614,565)	(2,481,272)	(27,370)	(9,934)
Total distributions	(3,520,259)	(16,718,940)	(7,391,990)	(1,916,493)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,671,340	17,438,290	4,377,784	4,510,683
Reinvestment of distributions	2,870,308	14,006,679	6,811,926	1,765,885
	23,541,648	31,444,969	11,189,710	6,276,568
Redemption fee proceeds (Note 4)	—	—	62,299	26,247
Cost of shares redeemed	(55,495,764)	(38,136,955)	(14,721,128)	(13,736,605)
Net decrease in net assets resulting from capital share transactions	(31,954,116)	(6,691,986)	(3,469,119)	(7,433,790)
Net increase (decrease) in net assets	(31,021,188)	(16,224,145)	(24,866,297)	11,142,250
NET ASSETS:
Beginning of year or period	158,521,749	174,745,894	87,307,708	76,165,458
End of year or period	$127,500,561	$158,521,749	$62,441,411	$87,307,708

(1)
Class O converted to Class A on November 22, 2019.

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Diversified Emerging Markets Debt Fund(4)
Class A
10-31-20	9.71	0.35	(0.39)	(0.04)	0.30	0.04	—	0.34	—	9.33	(0.59)	2.15	1.11	1.11	3.60	412	21
10-31-19	8.96	0.28•	0.83	1.11	0.26	0.10	—	0.36	—	9.71	12.87	1.82	1.14	1.14	2.96	417	73
10-31-18	9.72	0.27	(0.74)	(0.47)	0.29	—	—	0.29	—	8.96	(5.01)	1.92	1.14	1.14	2.95	197	50
10-31-17	9.42	0.29•	0.15	0.44	0.14	—	—	0.14	—	9.72	4.78	1.77	1.14	1.14	3.03	128	12
10-31-16	9.17	0.21•	0.46	0.67	0.42	—	—	0.42	—	9.42	7.72	2.74	1.15	1.15	2.26	47	2
Class C
10-31-20	9.48	0.26•	(0.39)	(0.13)	0.23	0.04	—	0.27	—	9.08	(1.54)	2.90	1.86	1.86	2.86	17	21
10-31-19	8.78	0.20•	0.83	1.03	0.23	0.10	—	0.33	—	9.48	12.14	2.57	1.89	1.89	2.21	35	73
10-31-18	9.54	0.19	(0.74)	(0.55)	0.21	—	—	0.21	—	8.78	(5.95)	2.67	1.89	1.89	2.19	24	50
10-31-17	9.28	0.21•	0.16	0.37	0.11	—	—	0.11	—	9.54	4.07	2.52	1.89	1.89	2.25	23	12
10-31-16	9.06	0.11	0.48	0.59	0.37	—	—	0.37	—	9.28	6.94	3.49	1.90	1.90	1.36	11	2
Class I
10-31-20	9.74	0.37	(0.38)	(0.01)	0.32	0.04	—	0.36	—	9.37	(0.23)	1.90	0.81	0.81	3.90	11,000	21
10-31-19	9.00	0.31	0.83	1.14	0.30	0.10	—	0.40	—	9.74	13.17	1.55	0.84	0.84	3.25	18,162	73
10-31-18	9.76	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	9.00	(4.88)	1.46	0.84	0.84	3.22	17,453	50
10-31-17	9.44	0.31•	0.16	0.47	0.15	—	—	0.15	—	9.76	5.14	1.42	0.84	0.84	3.30	22,595	12
10-31-16	9.21	0.29•	0.41	0.70	0.47	—	—	0.47	—	9.44	8.14	2.25	0.85	0.85	3.17	17,615	2
Class W
10-31-20	9.72	0.36•	(0.38)	(0.02)	0.32	0.04	—	0.36	—	9.34	(0.32)	1.90	0.86	0.86	3.85	78	21
10-31-19	8.98	0.29	0.85	1.14	0.30	0.10	—	0.40	—	9.72	13.15	1.57	0.89	0.89	3.20	30	73
10-31-18	9.74	0.30•	(0.76)	(0.46)	0.30	—	—	0.30	—	8.98	(4.91)	1.67	0.89	0.89	3.18	22	50
10-31-17	9.43	0.31•	0.15	0.46	0.15	—	—	0.15	—	9.74	5.07	1.52	0.89	0.89	3.25	21	12
10-31-16	9.21	0.23•	0.46	0.69	0.47	—	—	0.47	—	9.43	7.99	2.49	0.90	0.90	2.50	6	2
Voya Global Bond Fund
Class A
10-31-20	9.74	0.26	0.20	0.46	0.32	0.06	0.05	0.43	—	9.77	4.88	1.02	0.90	0.90	2.67	34,928	208
10-31-19	9.40	0.25	0.51	0.76	0.37	—	0.05	0.42	—	9.74	8.27	1.05	0.90	0.90	2.69	33,186	247
10-31-18	9.94	0.30•	(0.42)	(0.12)	0.18	—	0.24	0.42	—	9.40	(1.32)	1.05	0.91	0.91	3.08	32,989	105
10-31-17	9.88	0.28•	0.23	0.51	0.34	—	0.11	0.45	—	9.94	5.37	1.02	0.90	0.90	2.90	32,570	153
10-31-16	9.75	0.23•	0.32	0.55	0.17	0.07	0.18	0.42	—	9.88	5.72	0.98	0.90	0.90	2.31	43,467	256
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class C
10-31-20	9.69	0.19•	0.18	0.37	0.24	0.06	0.05	0.35	—	9.71	4.00	1.77	1.65	1.65	1.94	4,709	208
10-31-19	9.35	0.19•	0.50	0.69	0.30	—	0.05	0.35	—	9.69	7.49	1.80	1.65	1.65	1.96	9,172	247
10-31-18	9.88	0.23•	(0.42)	(0.19)	0.10	—	0.24	0.34	—	9.35	(1.99)	1.80	1.66	1.66	2.34	12,578	105
10-31-17	9.82	0.21•	0.22	0.43	0.27	—	0.10	0.37	—	9.88	4.53	1.77	1.65	1.65	2.14	17,015	153
10-31-16	9.69	0.15•	0.32	0.47	0.11	0.07	0.16	0.34	—	9.82	4.96	1.73	1.65	1.65	1.55	22,136	256
Class I
10-31-20	9.69	0.28•	0.20	0.48	0.34	0.06	0.05	0.45	—	9.72	5.15	0.67	0.65	0.65	2.90	36,988	208
10-31-19	9.35	0.29	0.49	0.78	0.39	—	0.05	0.44	—	9.69	8.57	0.71	0.65	0.65	2.92	55,250	247
10-31-18	9.89	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.35	(1.06)	0.71	0.66	0.66	3.33	35,067	105
10-31-17	9.84	0.30•	0.24	0.54	0.37	—	0.12	0.49	—	9.89	5.59	0.68	0.65	0.65	3.08	53,004	153
10-31-16	9.71	0.25•	0.33	0.58	0.19	0.07	0.19	0.45	—	9.84	6.06	0.61	0.61	0.61	2.58	84,141	256
Class P
10-31-20	9.76	0.33	0.20	0.53	0.39	0.06	0.05	0.50	—	9.79	5.67	0.65	0.15	0.15	3.43	125	208
10-31-19	9.42	0.33	0.50	0.83	0.44	—	0.05	0.49	—	9.76	9.08	0.72	0.15	0.15	3.43	118	247
10-31-18	9.96	0.38•	(0.42)	(0.04)	0.26	—	0.24	0.50	—	9.42	(0.51)	0.70	0.16	0.16	3.86	106	105
10-31-17	9.90	0.36	0.22	0.58	0.40	—	0.12	0.52	—	9.96	6.05	0.66	0.15	0.15	3.68	104	153
06-29-16(5) - 10-31-16	10.09	0.12•	(0.16)	(0.04)	0.05	0.07	0.03	0.15	—	9.90	(0.42)	0.60	0.10	0.10	3.33	100	256
Class P3
10-31-20	9.72	0.34•	0.20	0.54	0.40	0.06	0.05	0.51	—	9.75	5.83	0.62	0.00*	0.00*	3.57	2,060	208
10-31-19	9.38	0.35	0.50	0.85	0.46	—	0.05	0.51	—	9.72	9.25	0.66	0.00*	0.00*	3.57	1,530	247
06-01-18(5) - 10-31-18	9.74	0.16•	(0.32)	(0.16)	0.08	—	0.12	0.20	—	9.38	(1.59)	0.67	0.01	0.01	4.06	916	105
Class R
10-31-20	9.73	0.23	0.20	0.43	0.28	0.06	0.05	0.39	—	9.77	4.60	1.27	1.15	1.15	2.43	6,249	208
10-31-19	9.38	0.23	0.51	0.74	0.34	—	0.05	0.39	—	9.73	8.01	1.30	1.15	1.15	2.44	6,313	247
10-31-18	9.91	0.28	(0.42)	(0.14)	0.15	—	0.24	0.39	—	9.38	(1.47)	1.30	1.16	1.16	2.85	6,263	105
10-31-17	9.86	0.26	0.22	0.48	0.32	—	0.11	0.43	—	9.91	4.99	1.27	1.15	1.15	2.68	6,592	153
10-31-16	9.73	0.20•	0.32	0.52	0.15	0.07	0.17	0.39	—	9.86	5.48	1.23	1.15	1.15	2.02	5,804	256
Class R6
10-31-20	9.72	0.28	0.20	0.48	0.34	0.06	0.05	0.45	—	9.75	5.17	0.62	0.62	0.62	2.93	116,095	208
10-31-19	9.38	0.28•	0.51	0.79	0.40	—	0.05	0.45	—	9.72	8.58	0.66	0.65	0.65	2.89	114,682	247
10-31-18	9.92	0.33•	(0.42)	(0.09)	0.21	—	0.24	0.45	—	9.38	(1.02)	0.67	0.66	0.66	3.34	69,687	105
10-31-17	9.88	0.30•	0.23	0.53	0.37	—	0.12	0.49	—	9.92	5.51	0.63	0.63	0.63	3.08	78,862	153
10-31-16	9.75	0.26•	0.32	0.58	0.19	0.07	0.19	0.45	—	9.88	6.06	0.59	0.59	0.59	2.61	183,254	256
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Bond Fund (continued)
Class W
10-31-20	9.53	0.27•	0.20	0.47	0.32	0.06	0.05	0.43	—	9.57	5.14	0.77	0.65	0.65	2.85	133,137	208
10-31-19	9.18	0.28	0.50	0.78	0.38	—	0.05	0.43	—	9.53	8.63	0.80	0.65	0.65	2.93	78,002	247
10-31-18	9.71	0.32	(0.42)	(0.10)	0.19	—	0.24	0.43	—	9.18	(1.09)	0.80	0.66	0.66	3.36	70,360	105
10-31-17	9.66	0.30•	0.23	0.53	0.36	—	0.12	0.48	—	9.71	5.61	0.77	0.65	0.65	3.13	66,430	153
10-31-16	9.54	0.25•	0.31	0.56	0.19	0.07	0.18	0.44	—	9.66	6.02	0.73	0.65	0.65	2.52	93,181	256
Voya Global High Dividend Low Volatility Fund
Class A
10-31-20	36.30	0.75•	(4.16)	(3.41)	0.73	—	0.02	0.75	—	32.14	(9.35)	1.03	0.85	0.85	2.20	191,019	61
10-31-19	33.99	0.96	2.41	3.37	1.06	—	—	1.06	—	36.30	10.12	1.03	0.85	0.85	2.72	170,817	77
10-31-18	35.74	0.67•	(1.07)	(0.40)	1.35	—	—	1.35	—	33.99	(1.29)	1.33	1.11	1.11	1.86	164,032	140
10-31-17	29.23	0.58•	6.34	6.92	0.41	—	—	0.41	—	35.74	23.96	1.62	1.35	1.35	1.80	188,815	59
10-31-16	29.96	0.42•	(0.70)	(0.28)	0.45	—	—	0.45	—	29.23	(0.90)	1.56	1.36	1.36	1.46	169,320	92
Class C
10-31-20	33.77	0.46•	(3.84)	(3.38)	0.47	—	0.02	0.49	—	29.90	(9.99)	1.78	1.60	1.60	1.41	5,795	61
10-31-19	31.64	0.64•	2.25	2.89	0.76	—	—	0.76	—	33.77	9.30	1.78	1.60	1.60	1.99	33,041	77
10-31-18	33.14	0.37•	(1.01)	(0.64)	0.86	—	—	0.86	—	31.64	(2.06)	2.08	1.86	1.86	1.11	48,210	140
10-31-17	27.11	0.29•	5.93	6.22	0.19	—	—	0.19	—	33.14	23.08	2.37	2.10	2.10	0.99	58,225	59
10-31-16	27.83	0.19•	(0.66)	(0.47)	0.25	—	—	0.25	—	27.11	(1.68)	2.31	2.11	2.11	0.71	73,106	92
Class I
10-31-20	36.63	0.85	(4.21)	(3.36)	0.82	—	0.02	0.84	—	32.43	(9.13)	0.69	0.60	0.60	2.45	45,136	61
10-31-19	34.30	1.05	2.44	3.49	1.16	—	—	1.16	—	36.63	10.41	0.70	0.60	0.60	2.96	32,357	77
10-31-18	36.12	0.77•	(1.08)	(0.31)	1.51	—	—	1.51	—	34.30	(1.05)	1.00	0.86	0.86	2.11	29,178	140
10-31-17	29.53	0.67•	6.41	7.08	0.49	—	—	0.49	—	36.12	24.32	1.21	1.10	1.10	2.04	34,854	59
10-31-16	30.26	0.52	(0.74)	(0.22)	0.51	—	—	0.51	—	29.53	(0.70)	1.23	1.11	1.11	1.70	30,738	92
Class R6
02-28-20(5) - 10-31-20	34.25	0.59•	(1.75)	(1.16)	0.67	—	0.01	0.68	—	32.41	(3.26)	2.03	0.57	0.57	2.68	3	61
Class W
10-31-20	36.60	0.83•	(4.19)	(3.36)	0.82	—	0.02	0.84	—	32.40	(9.14)	0.78	0.60	0.60	2.42	3,117	61
10-31-19	34.27	1.04•	2.45	3.49	1.16	—	—	1.16	—	36.60	10.42	0.78	0.60	0.60	2.97	2,523	77
10-31-18	36.09	0.75•	(1.07)	(0.32)	1.50	—	—	1.50	—	34.27	(1.07)	1.08	0.86	0.86	2.07	2,549	140
10-31-17	29.51	0.70•	6.37	7.07	0.49	—	—	0.49	—	36.09	24.31	1.37	1.10	1.10	2.14	3,703	59
10-31-16	30.24	0.49•	(0.71)	(0.22)	0.51	—	—	0.51	—	29.51	(0.69)	1.31	1.11	1.11	1.69	2,788	92
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Global Perspectives® Fund(4)
Class A
10-31-20	11.44	0.28	0.81	1.09	0.28	0.26	—	0.54	—	11.99	9.84	0.73	0.58	0.58	2.53	37,945	112
10-31-19	11.04	0.21•	0.94	1.15	0.32	0.43	—	0.75	—	11.44	11.37	0.75	0.53	0.53	1.93	12,657	36
10-31-18	11.81	0.23	(0.56)	(0.33)	0.37	0.07	—	0.44	—	11.04	(2.99)	0.73	0.48	0.48	2.06	6,991	23
10-31-17	10.81	0.23	1.08	1.31	0.24	0.07	—	0.31	—	11.81	12.45	0.77	0.50	0.50	2.05	8,001	46
10-31-16	10.49	0.19	0.26	0.45	0.13	—	—	0.13	—	10.81	4.41	0.75	0.57	0.57	1.74	8,146	20
Class C
10-31-20	11.25	0.25	0.75	1.00	0.17	0.26	—	0.43	—	11.82	9.14	1.48	1.33	1.33	2.10	4,189	112
10-31-19	10.87	0.14•	0.90	1.04	0.23	0.43	—	0.66	—	11.25	10.40	1.50	1.28	1.28	1.31	4,564	36
10-31-18	11.63	0.14	(0.54)	(0.40)	0.29	0.07	—	0.36	—	10.87	(3.65)	1.48	1.23	1.23	1.30	5,112	23
10-31-17	10.66	0.15	1.06	1.21	0.17	0.07	—	0.24	—	11.63	11.55	1.52	1.25	1.25	1.28	5,817	46
10-31-16	10.36	0.10	0.27	0.37	0.07	—	—	0.07	—	10.66	3.58	1.50	1.32	1.32	0.96	5,543	20
Class I
10-31-20	11.47	0.35•	0.77	1.12	0.29	0.26	—	0.55	—	12.04	10.15	0.46	0.33	0.33	3.07	4,536	112
10-31-19	11.08	0.27	0.90	1.17	0.35	0.43	—	0.78	—	11.47	11.58	0.51	0.28	0.28	2.29	3,628	36
10-31-18	11.85	0.25•	(0.55)	(0.30)	0.40	0.07	—	0.47	—	11.08	(2.72)	0.49	0.23	0.23	2.14	3,270	23
10-31-17	10.86	0.24	1.09	1.33	0.27	0.07	—	0.34	—	11.85	12.64	0.53	0.25	0.25	2.18	1,712	46
10-31-16	10.53	0.21•	0.28	0.49	0.16	—	—	0.16	—	10.86	4.74	0.57	0.32	0.32	1.94	672	20
Class R
10-31-20	11.37	0.31	0.75	1.06	0.23	0.26	—	0.49	—	11.94	9.67	0.98	0.83	0.83	2.59	24,073	112
10-31-19	10.99	0.20	0.90	1.10	0.29	0.43	—	0.72	—	11.37	10.94	1.00	0.78	0.78	1.78	24,978	36
10-31-18	11.75	0.21•	(0.56)	(0.35)	0.34	0.07	—	0.41	—	10.99	(3.14)	0.98	0.73	0.73	1.77	24,776	23
10-31-17	10.77	0.20	1.07	1.27	0.22	0.07	—	0.29	—	11.75	12.06	1.02	0.75	0.75	1.77	24,518	46
10-31-16	10.45	0.15	0.28	0.43	0.11	—	—	0.11	—	10.77	4.19	1.00	0.82	0.82	1.48	21,296	20
Class W
10-31-20	11.49	0.33•	0.79	1.12	0.29	0.26	—	0.55	—	12.06	10.13	0.48	0.33	0.33	2.85	32,837	112
10-31-19	11.10	0.24•	0.93	1.17	0.35	0.43	—	0.78	—	11.49	11.55	0.50	0.28	0.28	2.17	18,878	36
10-31-18	11.86	0.22•	(0.51)	(0.29)	0.40	0.07	—	0.47	—	11.10	(2.65)	0.48	0.23	0.23	1.90	11,844	23
10-31-17	10.86	0.27	1.07	1.34	0.27	0.07	—	0.34	—	11.86	12.69	0.52	0.25	0.25	2.28	4,629	46
10-31-16	10.54	0.21	0.27	0.48	0.16	—	—	0.16	—	10.86	4.67	0.50	0.32	0.32	1.99	4,071	20
Voya Multi-Manager International Small Cap Fund
Class A
10-31-20	51.61	0.31•	2.06	2.37	1.12	—	—	1.12	—	52.86	4.56	1.67	1.53	1.53	0.62	46,220	91
10-31-19	55.06	0.55	1.38	1.93	0.69	4.69	—	5.38	—	51.61	4.77	1.76	1.54	1.54	1.01	46,448	57
10-31-18	63.00	0.44•	(7.82)	(7.38)	0.56	—	—	0.56	—	55.06	(11.82)	1.78	1.58	1.58	0.70	53,086	46
10-31-17	48.53	0.30•	14.44	14.74	0.27	—	—	0.27	—	63.00	30.55	1.84	1.65	1.65	0.56	64,193	50
10-31-16	48.81	0.28	(0.19)	0.09	0.37	—	—	0.37	—	48.53	0.19	1.83	1.66	1.66	0.57	60,149	64
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Small Cap Fund (continued)
Class C
10-31-20	47.47	(0.35)•	2.20	1.85	0.75	—	—	0.75	—	48.57	3.86	2.42	2.28	2.28	(0.73)	978	91
10-31-19	50.97	0.14•	1.29	1.43	0.24	4.69	—	4.93	—	47.47	3.99	2.51	2.29	2.29	0.30	7,575	57
10-31-18	58.29	(0.01)•	(7.24)	(7.25)	0.07	—	—	0.07	—	50.97	(12.45)	2.50	2.30	2.30	(0.02)	9,791	46
10-31-17	44.94	(0.05)•	13.40	13.35	—	—	—	—	—	58.29	29.71	2.49	2.30	2.30	(0.10)	12,490	50
10-31-16	45.21	(0.04)•	(0.17)	(0.21)	0.06	—	—	0.06	—	44.94	(0.46)	2.48	2.31	2.31	(0.10)	15,299	64
Class I
10-31-20	51.44	0.44•	2.10	2.54	1.30	—	—	1.30	—	52.68	4.91	1.35	1.20	1.20	0.88	54,488	91
10-31-19	54.99	0.75	1.30	2.05	0.91	4.69	—	5.60	—	51.44	5.10	1.46	1.21	1.21	1.45	72,771	57
10-31-18	62.99	0.73•	(7.87)	(7.14)	0.86	—	—	0.86	—	54.99	(11.49)	1.44	1.22	1.22	1.16	81,260	46
10-31-17	48.55	0.44•	14.50	14.94	0.50	—	—	0.50	—	62.99	31.13	1.43	1.22	1.22	0.82	73,299	50
10-31-16	48.84	0.48•	(0.18)	0.30	0.59	—	—	0.59	—	48.55	0.63	1.39	1.22	1.22	1.02	100,754	64
Class P3
10-31-20	51.86	1.12•	2.08	3.20	0.90	—	—	0.90	—	54.16	6.16	2.47	0.00*	0.00*	2.17	3	91
02-28-19(5) - 10-31-19	49.44	1.09•	1.33	2.42	—	—	—	—	—	51.86	4.89	2.44	0.00*	0.00*	3.24	3	57
Class W
10-31-20	63.40	0.50•	2.57	3.07	1.25	—	—	1.25	—	65.22	4.82	1.42	1.28	1.28	0.80	25,810	91
10-31-19	66.30	0.87	1.75	2.62	0.83	4.69	—	5.52	—	63.40	5.07	1.51	1.29	1.29	1.35	31,724	57
10-31-18	75.77	0.60•	(9.28)	(8.68)	0.79	—	—	0.79	—	66.30	(11.57)	1.50	1.30	1.30	0.79	30,608	46
10-31-17	58.29	0.63	17.30	17.93	0.45	—	—	0.45	—	75.77	31.03	1.49	1.30	1.30	0.93	60,853	50
10-31-16	58.51	0.53	(0.23)	0.30	0.52	—	—	0.52	—	58.29	0.53	1.48	1.31	1.31	0.92	49,086	64
Voya Russia Fund
Class A
10-31-20	37.47	0.98•	(6.50)	(5.52)	1.68	1.51	—	3.19	—	28.76	(16.56)	1.87	1.87	1.87	3.00	60,598	55
10-31-19	29.71	1.48•	7.04	8.52	0.76	—	—	0.76	—	37.47	29.52	2.02	2.00	2.00	4.52	83,473	36
10-31-18	29.30	0.82•	0.39	1.21	0.80	—	—	0.80	—	29.71	4.14	2.15	2.00	2.00	2.70	72,854	34
10-31-17	24.35	0.64	4.75	5.39	0.44	—	—	0.44	—	29.30	22.29	2.08	2.00	2.00	2.34	79,896	25
10-31-16	22.33	0.45•	2.18	2.63	0.61	—	—	0.61	—	24.35	12.28	2.08	2.00	2.00	2.07	74,307	34
Class I
10-31-20	37.65	0.89•	(6.34)	(5.45)	1.80	1.51	—	3.31	—	28.89	(16.35)	1.58	1.58	1.58	2.65	1,603	55
10-31-19	29.83	1.56•	7.08	8.64	0.82	—	—	0.82	—	37.65	29.89	1.70	1.70	1.70	4.70	3,551	36
10-31-18	29.48	0.72•	0.53	1.25	0.90	—	—	0.90	—	29.83	4.25	1.80	1.75	1.75	2.34	2,950	34
10-31-17	24.51	0.65•	4.83	5.48	0.51	—	—	0.51	—	29.48	22.56	1.72	1.72	1.72	2.38	6,331	25
10-31-16	22.49	0.51	2.17	2.68	0.66	—	—	0.66	—	24.51	12.51	1.73	1.73	1.73	2.14	5,026	34
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from Distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expense net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russia Fund (continued)
Class W
10-31-20	37.54	1.10•	(6.55)	(5.45)	1.77	1.51	—	3.28	—	28.81	(16.39)	1.62	1.62	1.62	3.38	240	55
10-31-19	29.78	1.34•	7.25	8.59	0.83	—	—	0.83	—	37.54	29.80	1.77	1.75	1.75	4.14	284	36
10-31-18	29.39	0.80•	0.45	1.25	0.86	—	—	0.86	—	29.78	4.28	1.90	1.75	1.75	2.62	362	34
10-31-17	24.35	1.07•	4.47	5.54	0.50	—	—	0.50	—	29.39	22.93	1.83	1.75	1.75	3.95	613	25
10-31-16	22.36	0.40•	2.26	2.66	0.67	—	—	0.67	—	24.35	12.50	1.83	1.75	1.75	1.83	203	34

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of underlying funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series, six of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya Diversified Emerging Markets Debt Fund (“Diversified Emerging Markets Debt”), Voya Global Bond Fund (“Global Bond”), Voya Global High Dividend Low Volatility Fund (“Global High Dividend Low Volatility”), Voya Global Perspectives® Fund (“Global Perspectives®”), Voya Multi-Manager International Small Cap Fund (“Multi-Manager International Small Cap”), and Voya Russia Fund (“Russia”). Each Fund, except Russia, is a diversified series of the Trust. Russia is a non-diversified series of the Trust.Prior to February 28, 2020, Global High Dividend Low Volatility was known as “Voya Global Equity Fund.”
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6 and Class W. At the close of business on November 22, 2019, all outstanding Class O shares of Global Bond and Multi-Manager International Small Cap were converted to Class A shares of the same Fund. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to all Funds except Multi-Manager International Small Cap and Russia. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
The investment companies in which certain Funds invest are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds and Underlying Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase a Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2020, the maximum amount of loss that Diversified Emerging Markets Debt and Global Bond would incur if their counterparties failed to perform would be $138 and $1,818,894, respectively, which represents the gross payments to be received on open OTC purchased options and total return swaps (Global Bond only) and forward foreign currency contracts were they to be unwound as of October 31, 2020. To reduce the amount of potential loss to Global Bond, certain counterparties have pledged $650,000 in cash collateral for open OTC derivatives. There was no collateral pledged to Diversified Emerging Markets Debt at October 31, 2020.
The Funds have credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds’ Master Agreements.
Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap had a liability position of  $24, $959,756 and $11, respectively, on forward foreign currency contracts, total return swaps (Global Bond only) and written OTC options (Global Bond only) with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2020, Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap could have been required to pay this amount in cash to their counterparties. The Funds did not pledge any cash collateral at October 31, 2020 for their open OTC derivative transactions.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund and Underlying Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds and Underlying Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Diversified Emerging Markets Debt and Multi-Manager International Small Cap used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. Global Bond used forward foreign currency contracts primarily to gain currency exposure and to protect its non-U.S. dollar denominated holdings from adverse

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currency movements. The Funds had an average contract amount on forward foreign currency contracts to buy and sell as follows:
	Buy	Sell
Diversified Emerging Markets Debt	$3,216	$6,785
Global Bond	232,060,002	102,992,142
Multi-Manager International Small Cap	136,485	29,094
Please refer to the tables within the Portfolio of Investments for Diversified Emerging Markets Debt, Global Bond and Multi-Manager International Small Cap for open forward foreign currency contracts at October 31, 2020.
Each Fund and Underlying Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund and Underlying Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into such a contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Fund’s Statement of Operations. Realized gains (losses) are reported in each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2020, Global Bond had both purchased and sold futures contracts on various bonds and notes to gain exposure to different parts of the yield curve to assist the Fund with its duration strategy. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2020, Global Bond had an average notional amount of  $86,012,582 and $57,997,940 on futures contracts purchased and sold, respectively. Please refer to the table for Global Bond within the Portfolio of Investments for open futures contracts at October 31, 2020.
F. Options Contracts. The Funds may write call and put options on futures, interest rate caps and floors, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Funds’ exposure to the underlying instrument. Writing call options tends to decrease the Funds’ exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Forward premium swaptions include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.
The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to the underlying instrument. Purchasing put options tends to decrease the Funds’ exposure to the

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

underlying instrument. The Funds pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended October 31, 2020, Global Bond had purchased and written interest rate swaptions to gain additional exposure to interest rates and to generate income. Global Bond had an average notional amount of $10,599,239 and $7,533,465 on purchased and written interest rate swaptions, respectively. There were no open purchased and written interest rate swaptions at October 31, 2020.
During the year ended October 31, 2020, Global Bond had purchased forward premium swaptions to manage duration and yield curve exposures. Global Bond had an average notional amount of  $21,327,500 on purchased forward premium swaptions. There were no open purchased forward premium swaptions at October 31, 2020.
During the year ended October 31, 2020, Global Bond had purchased options on equity indices in an attempt to gain exposure to certain equity markets. Global Bond had an average notional amount of  $3,806,646 on purchased equity options. There were no open purchased equity options at October 31, 2020.
During the year ended October 31, 2020, Global Bond had purchased and written foreign currency options to gain additional exposure to foreign currencies and to generate income. Global Bond had an average notional amount of $17,600,990 and $9,038,196 on purchased and written foreign currency options, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written foreign currency options at October 31, 2020.
During the year ended October 31, 2020, Global Bond had purchased credit default swaptions in an attempt to gain exposure to certain credit markets. Global Bond had an average notional amount of  $6,641,000 on purchased credit default swaptions. Please refer to the tables within the Portfolio of Investments for open purchased credit default swaptions at October 31, 2020.
G. Swap Agreements. Certain Funds may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Fund may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Fund’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Fund’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Fund’s Statements of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Fund’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Fund is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Fund may execute these contracts to manage its exposure to the market or certain sectors of the market. A Fund may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Funds may sell credit default swaps which expose these Funds to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Fund is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a
Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Fund’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.
For the year ended October 31, 2020, Global Bond bought credit protection on credit default swap indices (“CDX”) with an average notional amount of  $15,785,416 to hedge the credit risk associated with various sectors within the credit market. A CDX is a basket of credit instruments or

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

exposures designed to be representative of some part of the credit market as a whole. Please refer to the tables within the Portfolio of Investments for open credit default swaps to buy protection at October 31, 2020.
For the year ended October 31, 2020, Global Bond sold credit protection on credit default swap indices (“CDX”) with an average notional amount of  $11,145,500 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to buy or sell protection at October 31, 2020.
Interest Rate Swap Agreements. Certain Funds may enter into interest rate swaps. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified interest rate while the other is typically a fixed interest rate.
For the year ended October 31, 2020, Global Bond has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $37,108,408.
For the year ended October 31, 2020, Global Bond has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $115,871,650.
Global Bond entered into interest rate swaps to manage its duration. Please refer to the table within the Portfolio of Investments for Global Bond for open centrally cleared interest rate swaps at year.
At October 31, 2020, Global Bond had pledged $1,456,000 for open centrally cleared swaps.
Volatility Swaps. Certain Funds may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.
During the year ended October 31, 2020, Global Bond had an average notional amount of  $30,000 on foreign currency volatility swaps (receiver). There were no open volatility swaps at October 31, 2020.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index
For the year ended October 31, 2020, Global Bond entered into total return swaps on sovereign bonds with an average notional amount of  $32,188,674 on receiver total return swaps. Please refer to the table for Global Bond within the Portfolio of Investments for open total return swaps at October 31, 2020.
H. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund, except for Global Bond and Global High Dividend Low Volatility, declares and pays dividends, if any, annually. Global Bond declares dividends daily and pays dividends, if any, monthly. Global High Dividend Low Volatility declares and pays dividends, if any, quarterly. Each Fund distributes capital gains, if any, annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
I. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
J. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
K. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets (except Multi-Manager International Small Cap and Global High Dividend Low Volatility, which can each lend up to 30% of its total assets) to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
L. Restricted Securities. Each Fund may invest in restricted securities which include those sold under
Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or a delayed-delivery basis. Each Fund may enter into forward commitments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Funds’ Portfolio of investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, the Funds have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statements of Assets and Liabilities as an asset (Cash

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At October 31, 2020, there was no cash collateral pledged or received by any Fund for delayed-delivery or when-issued transactions.
N. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Diversified Emerging Markets Debt	$2,587,098	$9,276,432
Global Bond	154,613,091	101,802,717
Global High Dividend Low Volatility	138,766,003	147,976,781
Global Perspectives®	127,171,869	94,491,955
Multi-Manager International Small Cap	125,312,266	156,565,576
Russia	40,620,658	49,712,521
U.S. government securities not included above were as follows:
	Purchases	Sales
Global Bond	$491,754,258	$507,547,585
NOTE 4 — REDEMPTION FEES
A 2% redemption fee is charged on shares of Russia Fund that are redeemed (including in connection with an exchange) within 365 days or less from their date of purchase. The redemption fee is not applicable to reinvestments of capital gains and is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2020 and the year ended October 31, 2019 were $62,299 and $26,247, respectively, and are reflected in the accompanying Statements of Changes in Net Assets.
NOTE 5 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager International Small Cap, may, from time to time, directly manage a portion of the Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates.
Fund	As a Percentage of Average Daily Net Assets
Diversified Emerging Markets Debt	0.80%
Global Bond(1)	0.50%
Global High Dividend Low Volatility	0.50%
Global Perspectives®	0.20% on affiliated Underlying Funds; 0.40% on unaffiliated Underlying Funds or other direct investments
Multi-Manager International Small Cap(2)(3)	1.00% on first $500 million; 0.95% on next $500 million; and 0.90% in excess of $1 billion
Russia	1.35%

(1)
The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Global Bond. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Prior to November 15, 2019, the management fee for Multi-Manager International Small Cap was 1.10% on the first $500 million, 1.00% on the next $500 million, and 0.95% in excess of  $1 billion.

(3)
Prior to November 15, 2019, the Investment Adviser had contractually agreed to waive 0.036% of the management fee for Multi-Manager International Small Cap. Any fees waived or reimbursed were not eligible for recoupment. Termination of this obligation was approved by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 5 — INVESTMENT MANAGEMENT FEES (continued)

Adviser may determine, each sub-adviser manages each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
Diversified Emerging Markets Debt	Voya IM*
Global Bond	Voya IM*
Global High Dividend Low Volatility	Voya IM*
Global Perspectives®	Voya IM*
Multi-Manager International Small Cap(1)	Acadian Asset Management LLC and Victory Capital Management Inc.
Russia	NNIP Advisors B.V.

(1)
Effective November 15, 2019, Wellington Management Company LLP was removed as a sub-adviser to the Fund.

NOTE 6 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
Fund	Class A	Class C	Class R
Diversified Emerging Markets Debt	0.25%	1.00%	N/A
Global Bond	0.25%	1.00%	0.50%
Global High Dividend Low Volatility Fund	0.25%	1.00%	N/A
Global Perspectives®	0.25%	1.00%	0.50%
Multi-Manager International Small Cap	0.25%	1.00%	N/A
Russia	0.25%	N/A	N/A
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2020, the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
Diversified Emerging Markets Debt	$294	$—
Global Bond	537	—
Global High Dividend Low Volatility	1,262	—
Global Perspectives®	2,244	—
Multi-Manager International Small Cap	1,458	—
Russia	1,437	—
Contingent Deferred Sales Charges:
Global Bond	$9	$12
Global High Dividend Low Volatility	47	26
Global Perspectives®	—	120
Multi-Manager International Small Cap	29	20
NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Global Bond	8.55%
Voya Global Perspectives Fund	Global Bond	5.39
Voya Global Perspectives Portfolio	Global Bond	5.21
Voya Institutional Trust Company	Global Bond	6.00
	Global Perspectives®	53.16
	Multi-Manager International Small Cap	7.91
Voya Investment Management Co. LLC	Diversified Emerging Markets Debt	90.16
Voya Solution 2025 Portfolio	Global Bond	6.87
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 7 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2020, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
Diversified Emerging Markets Debt	$15
Global Bond	12,423
Global High Dividend Low Volatility	5,054
Global Perspectives®	26,770
Multi-Manager International Small Cap	27,134
Russia	—
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
Diversified Emerging Markets Debt(1)	1.25%	2.00%	0.95%	N/A	N/A	N/A	N/A	1.00%
Global Bond	0.90%	1.65%	0.65%	0.15%	0.00%	1.15%	0.65%	0.65%
Global High Dividend Low Volatility	0.85%	1.60%	0.60%	N/A	N/A	N/A	0.57%	0.60%
Global Perspectives®(1)	1.23%	1.98%	0.98%	N/A	N/A	1.48%	N/A	0.98%
Multi-Manager International Small Cap	1.95%	2.60%	1.40%	N/A	0.00%	N/A	N/A	1.60%
Russia	2.15%	N/A	1.90%	N/A	N/A	N/A	N/A	1.90%

(1)
For Diversified Emerging Markets Debt and Global Perspectives®, the operating expense limits shown take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Fund will vary based on each Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
Pursuant to side letter agreements, through March 1, 2021, the Investment Adviser has further lowered the expense limits for the following Funds. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that these side letter agreements will continue. Termination or modification of these obligations requires approval by the Board.
Fund	Class A	Class C	Class I	Class W
Diversified Emerging Markets Debt(1)(2)(3)	1.20%	1.95%	0.90%	0.95%
Multi-Manager International Small Cap(2)(4)	1.53%	2.28%	1.20%	1.28%
Russia(2)	2.00%	N/A	1.75%	1.75%

(2)
Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Side letter expense limits were implemented on January 1, 2020.

(4)
Prior to November 15, 2019, the side letter expense limits were 1.58%, 2.33%, 1.25%, and 1.33% for Class A, Class C, Class I, and Class W, respectively.

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2021	2022	2023	Total
Diversified Emerging Markets Debt	$123,603	$120,548	$23,841	$267,992
Global Bond	20,357	26,968	11,370	58,695
Global High Dividend Low Volatility	344,066	222,887	213,852	780,805
Global Perspectives®	127,660	122,683	123,632	373,975
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 8 — EXPENSE LIMITATION AGREEMENTS (continued)

Adviser, and the related expiration dates, as of October 31, 2020, are as follows:
	October 31,
	2021	2022	2023	Total
Diversified Emerging Markets Debt
Class A	$452	$—	$—	$452
Class C	40	—	—	40
Class I	—	4,955	5,530	10,485
Class W	35	—	—	35
Global Bond
Class A	$54,914	$47,876	$39,178	$141,968
Class C	21,161	14,746	7,028	42,935
Class I	24,159	24,862	6,989	56,010
Class P	—	10	—	10
Class P3	—	22	32	54
Class R	9,159	8,707	7,228	25,094
Class W	95,946	98,907	124,423	319,276
Global High Dividend Low Volatility
Class A	$136,943	$140,473	$153,294	$430,710
Class C	42,867	35,600	10,149	88,616
Class R6	—	—	25	25
Class W	2,565	2,046	2,185	6,796
Global Perspectives®
Class I	$280	$289	$—	$569
The expense limitation agreements are contractual through March 1, 2021, (except for Global High Dividend Low Volatility, which is through March 1, 2022) and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2020:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Diversified Emerging Markets Debt	1	$1,793,000	2.55%
Global Perspectives®	4	4,056,000	1.29
Multi-Manager International Small Cap	24	1,802,625	1.54
Russia	9	781,889	1.89

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Diversified Emerging Markets Debt
Class A
10/31/2020	13,016	—	1,217	(13,062)	—	1,171	120,949	—	11,626	—	(122,701)	—	9,874
10/31/2019	42,141	—	919	(22,091)	—	20,969	396,310	—	8,024	—	(209,195)	—	195,139
Class C
10/31/2020	28	—	103	(1,918)	—	(1,787)	258	—	962	—	(17,750)	—	(16,530)
10/31/2019	1,201	—	137	(385)	—	953	10,583	—	1,179	—	(3,402)	—	8,360
Class I
10/31/2020	55,717	—	66,586	(812,266)	—	(689,963)	523,337	—	636,561	—	(7,802,095)	—	(6,642,197)
10/31/2019	191,601	—	86,108	(353,954)	—	(76,245)	1,769,001	—	752,580	—	(3,229,461)	—	(707,880)
Class W
10/31/2020	5,068	—	132	—	—	5,200	48,000	—	1,256	—	—	—	49,256
10/31/2019	1,607	—	110	(1,030)	—	687	15,000	—	960	—	(9,927)	—	6,033

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Global Bond
Class A
10/31/2020	1,156,719	—	143,049	(1,131,534)	285	168,519	11,173,138	—	1,371,599	—	(10,788,796)	2,741	1,758,682
10/31/2019	807,489	—	150,181	(1,060,460)	—	(102,790)	7,698,932	—	1,439,761	—	(10,190,961)	—	(1,052,268)
Class C
10/31/2020	23,227	—	21,430	(506,767)	—	(462,110)	223,309	—	204,225	—	(4,861,859)	—	(4,434,325)
10/31/2019	62,200	—	35,368	(496,411)	—	(398,843)	583,270	—	336,612	—	(4,715,349)	—	(3,795,467)
Class I
10/31/2020	1,306,224	—	178,955	(3,379,467)	—	(1,894,288)	12,421,449	—	1,708,626	—	(32,528,776)	—	(18,398,701)
10/31/2019	3,445,211	—	236,468	(1,730,737)	—	1,950,942	32,791,737	—	2,259,263	—	(16,425,852)	—	18,625,148
Class O(2)
10/31/2020	1	—	—	—	(291)	(290)	9	—	—	—	—	(2,741)	(2,732)
10/31/2019	3	—	12	—	—	15	27	—	116	—	—	—	143
Class P
10/31/2020	84	—	649	(20)	—	713	810	—	6,237	—	(195)	—	6,852
10/31/2019	252	—	601	(49)	—	804	2,422	—	5,770	—	(469)	—	7,723
Class P3
10/31/2020	109,220	—	10,345	(65,656)	—	53,909	1,045,633	—	98,996	—	(624,020)	—	520,609
10/31/2019	114,038	—	7,203	(61,440)	—	59,801	1,082,854	—	69,018	—	(585,718)	—	566,154
Class R
10/31/2020	66,852	—	26,250	(102,199)	—	(9,097)	643,995	—	251,488	—	(965,283)	—	(69,800)
10/31/2019	49,847	—	26,642	(95,541)	—	(19,052)	471,181	—	254,870	—	(913,200)	—	(187,149)
Class R6
10/31/2020	5,011,835	—	560,047	(5,461,391)	—	110,491	47,818,797	—	5,358,780	—	(50,293,329)	—	2,884,248
10/31/2019	6,197,328	—	453,619	(2,281,059)	—	4,369,888	58,493,600	—	4,352,484	—	(21,776,707)	—	41,069,377
Class W
10/31/2020	12,185,213	—	516,080	(6,978,278)	—	5,723,015	114,718,421	—	4,851,903	—	(62,322,688)	—	57,247,636
10/31/2019	2,283,664	—	351,014	(2,109,974)	—	524,704	21,341,237	—	3,289,947	—	(19,658,243)	—	4,972,941
Global High Dividend Low Volatility
Class A
10/31/2020	931,812	1,232,455	97,641	(1,024,288)	—	1,237,620	34,649,695	41,208,125	3,077,992	—	(34,151,537)	—	44,784,275
10/31/2019	493,630	—	113,703	(727,941)	—	(120,608)	17,477,850	—	3,911,299	—	(25,440,760)	—	(4,051,611)
Class C
10/31/2020	8,978	29,482	4,665	(827,666)	—	(784,541)	292,167	917,676	144,849	—	(28,497,316)	—	(27,142,624)
10/31/2019	44,235	—	29,505	(618,929)	—	(545,189)	1,388,312	—	935,953	—	(20,362,486)	—	(18,038,221)
Class I
10/31/2020	763,028	95,178	31,316	(381,017)	—	508,505	27,771,337	3,210,029	1,005,330	—	(13,851,237)	—	18,135,459
10/31/2019	293,852	—	28,833	(289,967)	—	32,718	10,258,232	—	1,000,846	—	(10,149,766)	—	1,109,312
Class R6
2/28/2020(1)- 10/31/2020	88	—	2	—	—	90	3,000	—	60	—	—	—	3,060
Class W
10/31/2020	34,528	14,916	1,771	(23,967)	—	27,248	1,143,240	502,727	57,185	—	(844,146)	—	859,006
10/31/2019	6,238	—	2,305	(13,978)	—	(5,435)	225,049	—	79,794	—	(476,673)	—	(171,830)
Global Perspectives®
Class A
10/31/2020	2,166,296	—	62,448	(171,669)	—	2,057,075	24,776,171	—	701,919	—	(1,942,566)	—	23,535,524
10/31/2019	652,868	—	45,687	(224,754)	—	473,801	7,276,807	—	455,953	—	(2,491,880)	—	5,240,880
Class C
10/31/2020	56,423	—	15,145	(122,623)	—	(51,055)	633,660	—	168,715	—	(1,369,068)	—	(566,693)
10/31/2019	71,124	—	31,723	(167,643)	—	(64,796)	759,363	—	313,739	—	(1,800,455)	—	(727,353)
Class I
10/31/2020	187,213	—	15,961	(142,867)	—	60,307	2,125,028	—	179,724	—	(1,585,863)	—	718,889
10/31/2019	205,271	—	19,492	(203,546)	—	21,217	2,283,661	—	194,727	—	(2,250,932)	—	227,456
Class R
10/31/2020	225,442	—	95,367	(500,490)	—	(179,681)	2,472,862	—	1,069,057	—	(5,706,045)	—	(2,164,126)
10/31/2019	129,457	—	159,326	(347,728)	—	(58,945)	1,439,236	—	1,585,292	—	(3,805,035)	—	(780,507)
Class W
10/31/2020	1,377,656	—	80,883	(379,507)	—	1,079,032	15,677,254	—	912,363	—	(4,331,387)	—	12,258,230
10/31/2019	826,596	—	82,239	(332,919)	—	575,916	8,975,488	—	823,217	—	(3,585,113)	—	6,213,592
Multi-Manager International Small Cap
Class A
10/31/2020	166,621	—	16,718	(208,903)	30	(25,534)	8,916,906	—	897,593	—	(10,101,949)	1,588	(285,862)
10/31/2019	82,608	—	100,839	(247,615)	—	(64,168)	4,041,471	—	4,601,285	—	(12,336,025)	—	(3,693,269)
Class C
10/31/2020	1,540	—	2,352	(143,311)	—	(139,419)	70,130	—	116,665	—	(7,142,381)	—	(6,955,586)
10/31/2019	1,672	—	21,741	(55,937)	—	(32,524)	77,157	—	918,340	—	(2,565,694)	—	(1,570,197)
Class I
10/31/2020	181,261	—	23,626	(585,028)	—	(380,141)	9,179,188	—	1,260,476	—	(29,647,752)	—	(19,208,088)
10/31/2019	168,685	—	132,480	(364,405)	—	(63,240)	8,363,635	—	6,007,958	—	(17,807,265)	—	(3,435,672)

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Redemption fee proceeds	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)	($)
Multi-Manager International Small Cap (continued)
Class O(2)
10/31/2020	—	—	—	—	(30)	(30)	—	—	—	—	—	(1,588)	(1,588)
10/31/2019	—	—	3	(0)*	—	3	—	—	130	–(12)	—	118
Class P3
10/31/2020	—	—	1	—	—	1	—	—	54	—	—	—	54
2/28/2019(1) - 10/31/2019	61	—	—	—	—	61	3,000	—	—	—	—	—	3,000
Class W
10/31/2020	42,526	—	9,011	(156,135)	—	(104,598)	2,505,116	—	595,520	—	(8,603,682)	—	(5,503,046)
10/31/2019	84,872	—	44,322	(90,481)	—	38,713	4,953,027	—	2,478,966	—	(5,427,959)	—	2,004,034
Russia
Class A
10/31/2020	90,590	—	176,128	(387,417)	—	(120,699)	2,888,645	—	6,475,037	61,244	(12,246,744)	—	(2,821,818)
10/31/2019	65,095	—	59,744	(349,439)	—	(224,600)	2,178,527	—	1,679,412	26,240	(11,346,034)	—	(7,461,855)
Class I
10/31/2020	38,124	—	8,401	(85,358)	—	(38,833)	1,387,897	—	309,519	921	(2,379,130)	—	(680,793)
10/31/2019	66,671	—	2,716	(73,967)	—	(4,580)	2,309,977	—	76,539	7	(2,210,479)	—	176,044
Class W
10/31/2020	3,174	—	745	(3,131)	—	788	101,242	—	27,370	134	(95,254)	—	33,492
10/31/2019	630	—	354	(5,574)	—	(4,590)	22,179	—	9,934	—	(180,092)	—	(147,979)

(1)
Commencement of operations.

(2)
Class O converted to Class A on November 22, 2019.

*
Amount is less than 0.50 or $0.50.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted
Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.
The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2020:

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

Global Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$336,454	$(336,454)	$—
Goldman Sachs & Co. LLC	304,840	(304,840)	—
Jefferies LLC	65,592	(65,592)	—
Morgan Stanley & Co. LLC	27,261	(27,261)	—
Societe Generale	415,746	(415,746)	—
Total	$1,149,893	$(1,149,893)	$—

(1)
Cash collateral with a fair value of  $1,172,890 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Global High Dividend Low Volatility
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Morgan Stanley & Co. LLC	$582,071	$(582,071)	$—
Total	$582,071	$(582,071)	$—

(1)
Cash collateral with a fair value of  $611,366 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Small Cap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc.	$11,900	$(11,900)	$—
Cantor Fitzgerald & Co	8,568	(8,568)	—
Credit Suisse Securities (Europe) Limited	197,683	(197,683)	—
Credit Suisse Securities (USA) LLC	69,246	(69,246)	—
Deutsche Bank, AG	60,294	(60,294)	—
Deutsche Bank Securities Inc.	137,850	(137,850)	—
Goldman Sachs & Co. LLC	632,457	(632,457)	—
J.P. Morgan Securities LLC	29,036	(29,036)	—
Morgan Stanley & Co. LLC	254,943	(254,943)	—
Wells Fargo Securities LLC	476	(476)	—
HSBC Bank PLC	127,894	(127,894)	—
Total	$1,530,347	$(1,530,347)	$—

(1)
Cash collateral with a fair value of  $1,703,447 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, swaps, capital loss carryforwards and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of October 31, 2020:
	Paid-in Capital	Distributable Earnings
Diversified Emerging Markets Debt	$22,138	$(22,138)
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2020			Year Ended October 31, 2019
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
Diversified Emerging Markets Debt	$650,405	$—	$—	$653,519	$109,224	$—
Global Bond	12,369,536	—	1,733,108	10,705,835	—	1,487,272
Global High Dividend Low Volatility	4,847,340	—	111,718	7,061,815	—	—
Global Perspectives®	1,548,160	1,483,997	—	1,410,741	1,962,395	—
Multi-Manager International Small Cap	3,520,259	—	—	2,894,825	13,824,115	—
Russia	3,909,035	3,482,955	—	1,916,493	—	—
A significant portion of the monthly distribution payments made by Global Bond may constitute a return of capital.
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2020 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Diversified Emerging Markets Debt	$349,306	$224,988	$(317,818)	$—	—	—
Global Bond	—	—	5,872,368	—	—	—
Global High Dividend Low Volatility	—	—	8,792,529	(39,049,406)	Short-term	None
				(42,806,654)	Long-term	None
				$(81,856,060)*
Global Perspectives®	2,478,906	—	5,664,123	—	—	—
Multi-Manager International Small Cap	1,368,091	—	7,748,429	(1,530,089)	Short-term	None
Russia	962,708	4,405,059	10,148,471	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 14 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have made a change in accounting principles and adopted the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2017-08 (“ASU 2017-08”), Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium; specifically, requiring the premium to be amortized to the earliest call date. Prior to ASU 2017-08, premiums on callable debt securities were generally amortized to maturity date. ASU 2017-08 is intended to more closely align the amortization period with the expectations incorporated into the market pricing on the underlying security. ASU 2017-08 does not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity date. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework —
Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 16 — REORGANIZATIONS
On September 18, 2020, Global High Dividend Low Volatility (“Acquiring Fund”) acquired all of the net assets and assumed all liabilities of Voya Global Equity Dividend Fund (“Acquired Fund”), an open-end investment company that is not included in this report, in a tax-free reorganization in exchange for shares of the Acquiring Fund. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed on November 1, 2019, the beginning of the annual reporting period of the Acquiring Fund, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2020, are as follows (Unaudited):
Net investment income	$6,056,555

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 16 — REORGANIZATIONS (continued)

Net realized and unrealized loss on investments	$(35,241,955)
Net decrease in net assets resulting from operations	$(29,185,400)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Acquiring Fund’s statement of operations since September 18, 2020. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:
	Acquired Fund’s		Acquired Fund’s
Total Net Assets of Acquired Fund (000s)	Total Net Assets of Acquiring Fund (000s)	Capital Loss Carryforwards (000s)	Unrealized Appreciation (000s)	Funds’ Conversion Ratio
$45,839	$211,060	$4,911	$2,572	0.3843
The net assets of the Acquiring Fund after the acquisition of Acquired Fund were $256,898,229.

NOTE 17 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2020, the following Funds paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Global Bond
Class A	NII	$0.0350	December 1, 2020	Daily
Class C	NII	$0.0288	December 1, 2020	Daily
Class I	NII	$0.0368	December 1, 2020	Daily
Class P	NII	$0.0411	December 1, 2020	Daily
Class P3	NII	$0.0422	December 1, 2020	Daily
Class R	NII	$0.0320	December 1, 2020	Daily
Class R6	NII	$0.0371	December 1, 2020	Daily
Class W	NII	$0.0353	December 1, 2020	Daily
Multi-Manager International Small Cap
Class A	NII	$0.8017	December 17, 2020	December 15, 2020
Class C	NII	$0.3175	December 17, 2020	December 15, 2020
Class I	NII	$0.9755	December 17, 2020	December 15, 2020
Class P3	NII	$1.0123	December 17, 2020	December 15, 2020
Class W	NII	$0.9148	December 17, 2020	December 15, 2020
Russia
Class A	NII	$0.9473	December 17, 2020	December 15, 2020
Class I	NII	$1.0468	December 17, 2020	December 15, 2020
Class W	NII	$1.0306	December 17, 2020	December 15, 2020
All Classes	LTCG	$2.0550	December 17, 2020	December 15, 2020

NII – Net investment income
LTCG – Long-term capital gain
Fund Liquidation: On November 19, 2020, the Board approved a proposal to liquidate Diversified Emerging Markets Debt on or about January 22, 2021.
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 99.5%
	Affiliated Investment Companies: 99.5%
380,704	Voya Emerging Markets Corporate Debt Fund - Class P	$3,833,690	33.3
414,929	Voya Emerging Markets Hard Currency Debt Fund - Class P	3,950,119	34.4
554,895	Voya Emerging Markets Local Currency Debt Fund - Class P	3,662,307	31.8
	Total Mutual Funds
	(Cost $11,700,474)	11,446,116	99.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
232,000(1)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)%
	(Cost $232,000)	$232,000	2.0
	Total Short-Term Investments
	(Cost $232,000)	232,000	2.0
	Total Investments in Securities (Cost $11,932,474)	$11,678,116	101.5
	Liabilities in Excess of Other Assets	(171,385)	(1.5)
	Net Assets	$11,506,731	100.0

(1)
Rate shown is the 7-day yield as of October 31, 2020.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Mutual Funds	$11,446,116	$—	$—	$11,446,116
Short-Term Investments	232,000	—	—	232,000
Total Investments, at fair value	$11,678,116	$—	$—	$11,678,116
Other Financial Instruments+
Forward Foreign Currency Contracts	—	138	—	138
Total Assets	$11,678,116	$138	$—	$11,678,254
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(24)	$—	$(24)
Total Liabilities	$—	$(24)	$—	$(24)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2020 (continued)

The following table provides transactions during the period ended October 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$6,549,175	$431,606	$(3,123,077)	$(24,014)	$3,833,690	$191,661	$76,422	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	5,717,108	422,824	(2,126,805)	(63,008)	3,950,119	212,856	23,146	—
Voya Emerging Markets Local Currency Debt Fund - Class P	6,199,018	185,657	(2,206,995)	(515,373)	3,662,307	185,657	118,510	—
	$18,465,301	$1,040,087	$(7,456,877)	$(602,395)	$11,446,116	$590,174	$218,078	$—
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Diversified Emerging Markets Debt Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 955	MXN 20,463	Barclays Bank PLC	12/11/20	$(6)
USD 1,135	TRY 9,282	Barclays Bank PLC	01/08/21	65
USD 559	THB 17,463	Barclays Bank PLC	01/08/21	(2)
USD 104	BRL 578	Citibank N.A.	12/11/20	4
RUB 73,092	USD 927	Citibank N.A.	01/15/21	(15)
USD 277	HUF 85,575	Credit Suisse International	01/08/21	5
USD 104	BRL 578	Goldman Sachs International	12/11/20	4
PHP 34,179	USD 698	HSBC Bank USA N.A.	01/08/21	5
USD 1,795	PLN 6,887	HSBC Bank USA N.A.	01/08/21	55
USD 52	ZAR 871	Morgan Stanley Capital Services LLC	01/08/21	(1)
				$114
Currency Abbreviations
BRL – Brazilian Real
HUF – Hungarian Forint
MXN – Mexican Peso
PHP – Philippine Peso
PLN – Polish Zloty
RUB – Russian Ruble
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$138
Total Asset Derivatives		$138
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$24
Total Liability Derivatives		$24
The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$314
Total	$314

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$156
Total	$156
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
	Barclays Bank PLC	Citibank N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$65	$4	$5	$4	$60	$—	$138
Total Assets	$65	$4	$5	$4	$60	$—	$138
Liabilities:
Forward foreign currency contracts	$8	$15	$—	$—	$—	$1	$24
Total Liabilities	$8	$15	$—	$—	$—	$1	$24
Net OTC derivative instruments by counterparty, at fair value	$57	$(11)	$5	$4	$60	$(1)	$114
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$57	$(11)	$5	$4	$60	$(1)	$114

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

See Accompanying Notes to Financial Statements

Voya Diversified Emerging	PORTFOLIO OF INVESTMENTS
Markets Debt Fund	as of October 31, 2020 (continued)

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $11,996,049.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$92,690
Gross Unrealized Depreciation	(410,508)
Net Unrealized Depreciation	$(317,818)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 35.0%
	Australia: 0.0%
100,000 (1)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	$108,928	0.0

	Austria: 0.1%
300,000 (1)(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	332,025	0.1

	Brazil: 0.1%
250,000	Other Securities	274,313	0.1

	Canada: 0.9%
385,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	383,075	0.1
202,000 (1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	207,121	0.1
200,000 (1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	208,875	0.1
415,000 (1)	GFL Environmental, Inc., 3.750%, 08/01/2025	415,778	0.1
1,513,000	Other Securities	1,636,188	0.5
		2,851,037	0.9
	Cayman Islands: 0.1%
400,000	Other Securities	421,596	0.1

	Chile: 0.3%
300,000 (1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	320,815	0.1
325,000 (1)	Colbun SA, 3.150%, 03/06/2030	340,243	0.1
300,000 (1)	Inversiones CMPC SA, 3.850%, 01/13/2030	327,945	0.1
		989,003	0.3
	China: 0.5%
1,670,000	Other Securities	1,818,807	0.5

	Colombia: 0.5%
300,000 (1)	Oleoducto Central SA, 4.000%, 07/14/2027	314,445	0.1
300,000 (1)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	304,203	0.1
1,025,000	Other Securities	1,136,430	0.3
		1,755,078	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Denmark: 0.1%
336,000 (1)	Danske Bank A/S, 5.375%, 01/12/2024	$377,790	0.1

	France: 0.7%
215,000 (1)(3)	BNP Paribas SA, 3.052%, 01/13/2031	227,869	0.1
706,000 (1)	BNP Paribas SA, 3.500%, 03/01/2023	750,926	0.2
335,000 (1)	BPCE SA, 2.700%, 10/01/2029	356,345	0.1
728,000 (1)	BPCE SA, 5.150%, 07/21/2024	817,438	0.2
250,000 (1)	BPCE SA, 5.700%, 10/22/2023	280,720	0.1
		2,433,298	0.7
	India: 0.3%
300,000 (1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	303,275	0.1
300,000 (1)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	304,326	0.1
500,000 (1)	Reliance Industries Ltd., 3.667%, 11/30/2027	547,787	0.1
		1,155,388	0.3
	Indonesia: 0.9%
200,000 (1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	216,477	0.0
300,000 (1)	Medco Bell Pte Ltd, 6.375%, 01/30/2027	265,650	0.1
225,000 (1)	Pertamina Persero PT, 3.650%, 07/30/2029	243,562	0.1
750,000 (1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	803,295	0.2
425,000 (1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	499,825	0.2
225,000	Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	264,059	0.1
750,000 (4)	Other Securities	779,634	0.2
		3,072,502	0.9
	Italy: 0.1%
305,000	Other Securities	414,166	0.1

	Japan: 0.5%
255,000 (1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	278,620	0.1
1,166,000	Other Securities	1,291,478	0.4
		1,570,098	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Kazakhstan: 0.4%
325,000 (1)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	$329,525	0.1
950,000	Other Securities	1,091,249	0.3
		1,420,774	0.4
	Kuwait: 0.1%
200,000 (1)(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	199,097	0.1

	Mexico: 0.9%
300,000 (1)	Alpek SAB de CV, 4.250%, 09/18/2029	308,247	0.1
675,000 (1)	Cemex SAB de CV, 5.200%, 09/17/2030	713,907	0.2
500,000 (1)	Orbia Advance Corp. SAB de CV, 4.875%, 09/19/2022	531,375	0.2
275,000 (1)	Petroleos Mexicanos, 6.875%, 10/16/2025	272,250	0.1
1,200,000	Petroleos Mexicanos, 4.500%-6.875%, 01/23/2026-06/27/2044	1,018,240	0.3
		2,844,019	0.9
	Netherlands: 0.9%
330,000 (1)	OCI NV, 4.625%, 10/15/2025	334,810	0.1
996,000	Shell International Finance BV, 3.250%-4.000%, 05/11/2025-05/10/2046	1,111,011	0.3
290,000 (1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	310,414	0.1
1,155,000	Other Securities	1,292,900	0.4
		3,049,135	0.9
	Norway: 0.0%
56,000	Other Securities	61,858	0.0

	Panama: 0.3%
500,000 (1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	530,470	0.2
500,000 (1)	Banco Nacional de Panama, 2.500%, 08/11/2030	497,395	0.1
		1,027,865	0.3
	Peru: 0.6%
375,000 (1)(3)	Banco de Credito del Peru, 3.125%, 07/01/2030	379,785	0.1
450,000 (1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	474,975	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Peru (continued)
300,000 (1)(2)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	$305,400	0.1
375,000 (1)	Petroleos del Peru SA, 4.750%, 06/19/2032	409,387	0.1
525,000	Other Securities	551,393	0.2
		2,120,940	0.6
	Russia: 0.7%
250,000 (1)	ALROSA Finance SA, 4.650%, 04/09/2024	267,057	0.1
250,000 (1)	Evraz PLC, 5.250%, 04/02/2024	272,229	0.1
300,000 (1)	MMK International Capital DAC, 4.375%, 06/13/2024	321,345	0.1
250,000 (1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	257,829	0.1
300,000 (1)	Sibur Securities DAC, 2.950%, 07/08/2025	305,625	0.1
775,000	Other Securities	773,149	0.2
		2,197,234	0.7
	Singapore: 0.1%
365,000 (1)(3)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	363,909	0.1

	South Africa: 0.1%
300,000 (1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	328,297	0.1

	South Korea: 0.2%
575,000 (1)(3)	Kookmin Bank, 2.500%-4.350%, 11/04/2030-12/31/2199	588,027	0.2

	Spain: 0.1%
400,000	Other Securities	419,586	0.1

	Switzerland: 0.6%
456,000 (1)	Credit Suisse AG, 6.500%, 08/08/2023	515,280	0.1
250,000 (1)(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	260,963	0.1
250,000 (1)(3)	Credit Suisse Group AG, 4.194%, 04/01/2031	287,171	0.1
604,000	UBS AG/Stamford CT, 7.625%, 08/17/2022	672,954	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Switzerland (continued)
200,000 (1)(3)	UBS Group AG, 1.008%, 07/30/2024	$200,867	0.1
		1,937,235	0.6
	Thailand: 0.2%
500,000 (1)(3)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	498,358	0.2

	Turkey: 0.1%
275,000 (1)	Akbank T.A.S., 6.800%, 02/06/2026	267,134	0.1

	United Arab Emirates: 0.1%
300,000	Other Securities	335,525	0.1

	United Kingdom: 1.1%
200,000 (1)	Anglo American Capital PLC, 3.625%, 09/11/2024	215,526	0.1
241,000 (1)	BAE Systems PLC, 3.400%, 04/15/2030	268,185	0.1
200,000 (1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	220,148	0.1
503,000 (1)	Royalty Pharma PLC, 1.200%, 09/02/2025	501,000	0.2
497,000 (1)	Royalty Pharma PLC, 1.750%, 09/02/2027	494,262	0.1
270,000 (1)	Standard Chartered PLC, 5.300%, 01/09/2043	315,744	0.1
1,356,000	Other Securities	1,491,989	0.4
		3,506,854	1.1
	United States: 23.4%
120,000 (1)	AbbVie, Inc., 3.200%, 11/21/2029	132,554	0.1
43,000 (1)	AbbVie, Inc., 4.050%, 11/21/2039	49,176	0.0
1,021,000	AbbVie, Inc., 3.600%-4.300%, 05/14/2025-05/14/2036	1,154,722	0.3
185,000 (1)	Academy Ltd., 6.000%, 11/15/2027	185,355	0.1
260,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	252,616	0.1
160,000 (1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	169,470	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
952,000	Altria Group, Inc., 4.500%-4.800%, 02/14/2029-05/02/2043	$1,097,960	0.3
91,000 (1)(5)	AMC Entertainment Holdings, Inc., 12.000% (PIK Rate 12.000%, Cash Rate 10.000)%, 06/15/2026	5,915	0.0
105,000 (1)	AMN Healthcare, Inc., 4.000%, 04/15/2029	104,869	0.1
100,000 (1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	102,437	0.0
420,000 (1)	ANGI Group LLC, 3.875%, 08/15/2028	416,062	0.1
409,000 (1)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	422,804	0.1
221,000 (1)	AT&T, Inc., 3.650%, 09/15/2059	210,260	0.1
478,000 (1)	Athene Global Funding, 2.800%, 05/26/2023	498,730	0.1
250,000 (1)	Athene Global Funding, 2.950%, 11/12/2026	263,206	0.1
2,420,000 (3)	Bank of America Corp., 1.898%-4.330%, 07/23/2024-03/20/2051	2,675,785	0.8
285,000 (1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	280,332	0.1
190,000 (1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	195,510	0.1
250,000 (1)	Berry Global, Inc., 5.625%, 07/15/2027	262,005	0.1
400,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	422,500	0.1
110,000 (1)	Carrier Global Corp., 2.722%, 02/15/2030	115,164	0.0
1,286,000	Cigna Corp., 3.200%-4.500%, 02/25/2026-03/15/2050	1,427,378	0.4
1,276,000	Citigroup, Inc., 4.000%-5.500%, 08/05/2024-07/25/2028	1,461,909	0.4
321,000 (1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	340,687	0.1
1,098,000	Comcast Corp., 2.350%-5.650%, 01/15/2027-04/01/2040	1,300,440	0.4
430,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/2027	403,394	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
360,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	$316,125	0.1
400,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	428,120	0.1
1,025,000	CVS Health Corp., 1.750%-4.300%, 03/25/2028-04/01/2040	1,153,115	0.4
10,000 (1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	10,411	0.0
165,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	158,915	0.0
245,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	249,354	0.1
176,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	208,502	0.1
135,000 (1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	137,123	0.1
420,000 (1)	Element Solutions, Inc., 3.875%, 09/01/2028	415,538	0.1
205,000 (1)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	206,409	0.1
969,000	Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,036,612	0.3
286,000	Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	302,306	0.1
320,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	328,400	0.1
400,000 (1)	ESH Hospitality, Inc., 4.625%, 10/01/2027	392,500	0.1
205,000 (1)	GCI LLC, 4.750%, 10/15/2028	211,985	0.1
370,000 (1)	Gray Television, Inc., 7.000%, 05/15/2027	399,600	0.1
250,000 (1)	Infor, Inc., 1.750%, 07/15/2025	257,335	0.1
260,000 (1)	Ingevity Corp., 3.875%, 11/01/2028	264,440	0.1
250,000 (1)	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	283,144	0.1
400,000 (1)	J2 Global, Inc., 4.625%, 10/15/2030	404,890	0.1
1,144,000	Johnson & Johnson, 0.550%-3.550%, 09/01/2025-09/01/2050	1,192,710	0.4
1,936,000 (3)	JPMorgan Chase & Co., 2.182%-6.000%, 10/01/2026-12/31/2199	2,085,321	0.6
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
175,000 (1)	Kraft Heinz Foods Co., 4.625%, 10/01/2039	$187,641	0.1
200,000 (1)	Mars, Inc., 2.375%, 07/16/2040	196,535	0.1
400,000 (1)	Match Group Holdings II LLC, 4.125%, 08/01/2030	409,188	0.1
428,000 (1)	Metropolitan Edison Co., 4.000%, 04/15/2025	467,800	0.1
205,000 (1)	Michaels Stores, Inc., 4.750%, 10/01/2027	200,695	0.1
1,285,000 (3)	Morgan Stanley, 3.622%-4.100%, 05/22/2023-04/01/2031	1,439,790	0.4
390,000 (1)	Novelis Corp., 4.750%, 01/30/2030	396,236	0.1
400,000 (1)	ON Semiconductor Corp., 3.875%, 09/01/2028	407,500	0.1
300,000 (1)	PetSmart, Inc., 5.875%, 06/01/2025	305,063	0.1
385,000 (1)	Pilgrim’s Pride Corp., 5.875%, 09/30/2027	407,188	0.1
65,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	66,788	0.0
370,000 (1)	Post Holdings, Inc., 5.500%, 12/15/2029	399,609	0.1
190,000 (1)	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.875%, 03/01/2031	187,387	0.0
205,000 (1)	Quicken Loans LLC, 5.250%, 01/15/2028	214,663	0.1
150,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	157,500	0.1
420,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	416,325	0.1
420,000 (1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	395,850	0.1
305,000 (1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	332,549	0.1
220,000 (1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	214,409	0.1
320,000 (1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	330,091	0.1
240,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	243,875	0.1
155,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	159,844	0.0
120,000 (1)	TEGNA, Inc., 4.625%, 03/15/2028	119,160	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	United States (continued)
385,000 (1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	$397,397	0.1
200,000 (1)	T-Mobile USA, Inc., 2.050%, 02/15/2028	202,644	0.1
385,000 (1)	T-Mobile USA, Inc., 3.000%, 02/15/2041	375,722	0.1
316,000 (1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	352,457	0.1
79,000 (1)	T-Mobile USA, Inc., 3.875%, 04/15/2030	88,844	0.0
200,000 (1)	Upjohn, Inc., 3.850%, 06/22/2040	215,070	0.1
390,000 (1)	Valvoline, Inc., 4.250%, 02/15/2030	398,385	0.1
375,000 (1)	ViaSat, Inc., 5.625%, 04/15/2027	393,516	0.1
780,000 (3)	Wells Fargo & Co., 2.406%-4.100%, 10/30/2025-06/03/2026	854,449	0.3
380,000 (1)	WR Grace & Co-Conn, 4.875%, 06/15/2027	396,344	0.1
405,000 (1)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	403,297	0.1
395,000 (1)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	388,206	0.1
37,386,210 (4)	Other Securities	41,692,245	12.5
		78,208,357	23.4
	Total Corporate Bonds/Notes (Cost $110,944,000)	116,948,233	35.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 14.0%
	United States: 14.0%
356,930	Alternative Loan Trust 2005-51 3A2A, 2.173%, (12MTA + 1.290)%, 11/20/2035	328,781	0.1
187,000	Alternative Loan Trust 2007-23CB A3, 0.649%, (US0001M + 0.500)%, 09/25/2037	72,164	0.0
450,500	CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	445,460	0.1
86,005	Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.649%, (US0001M + 0.500)%, 11/25/2035	39,887	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
188,939	Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.869%, (US0001M + 0.720)%, 11/25/2035	$185,470	0.1
322,497 (1)(3)	CSMC Trust 2015-2 B3, 3.915%, 02/25/2045	323,281	0.1
232,538 (1)(3)	CSMC Trust 2015-3 B1, 3.918%, 03/25/2045	241,954	0.1
4,550,600 (6)	Fannie Mae 2005-18 SC, 4.501%, (-1.000*US0001M + 4.650)%, 03/25/2035	650,502	0.2
1,223,154 (6)	Fannie Mae 2008-41 S, 6.651%, (-1.000*US0001M + 6.800)%, 11/25/2036	308,513	0.1
3,226,370 (6)	Fannie Mae 2009-106 SA, 6.101%, (-1.000*US0001M + 6.250)%, 01/25/2040	598,721	0.2
198,593	Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.399%, (US0001M + 4.250)%, 01/25/2029	206,040	0.1
302,155	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.799%, (US0001M + 3.650)%, 09/25/2029	306,064	0.1
457,811	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.149%, (US0001M + 3.000)%, 10/25/2029	463,097	0.1
368,566	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.649%, (US0001M + 2.500)%, 05/25/2030	366,304	0.1
340,157	Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.149%, (US0001M + 2.000)%, 03/25/2031	331,314	0.1
377,595 (1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.449%, (US0001M + 2.300)%, 08/25/2031	376,718	0.1
576,019 (1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.549%, (US0001M + 2.400)%, 04/25/2031	575,177	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
187,645 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.599%, (US0001M + 2.450)%, 07/25/2031	$186,785	0.1
605,021 (1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.249%, (US0001M + 2.100)%, 09/25/2039	601,354	0.2
1,000,000 (1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.199%, (US0001M + 2.050)%, 01/25/2040	984,948	0.3
120,839	Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	139,352	0.0
120,513	Fannie Mae REMIC Trust 2005-74 DK, 23.403%, (-4.000*US0001M + 24.000)%, 07/25/2035	184,791	0.1
134,381	Fannie Mae REMIC Trust 2006-104 ES, 32.704%, (-5.000*US0001M + 33.450)%, 11/25/2036	269,202	0.1
1,671,367 (6)	Fannie Mae REMIC Trust 2007-36 SN, 6.621%, (-1.000*US0001M + 6.770)%, 04/25/2037	384,831	0.1
120,544	Fannie Mae REMIC Trust 2007-55 DS, 14.627%, (-2.500*US0001M + 15.000)%, 06/25/2037	154,691	0.0
781,166 (6)	Fannie Mae REMIC Trust 2008-53 FI, 5.951%, (-1.000*US0001M + 6.100)%, 07/25/2038	148,886	0.0
836,071 (6)	Fannie Mae REMIC Trust 2008-58 SM, 5.951%, (-1.000*US0001M + 6.100)%, 07/25/2038	198,589	0.1
147,528	Fannie Mae REMIC Trust 2009-66 SL, 15.337%, (-3.333*US0001M + 15.833)%, 09/25/2039	304,966	0.1
93,200	Fannie Mae REMIC Trust 2009-66 SW, 15.503%, (-3.333*US0001M + 16.000)%, 09/25/2039	194,302	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
4,906,771 (6)	Fannie Mae REMIC Trust 2010-123 SL, 5.921%, (-1.000*US0001M + 6.070)%, 11/25/2040	$976,594	0.3
4,557,926 (6)	Fannie Mae REMIC Trust 2011-55 SK, 6.411%, (-1.000*US0001M + 6.560)%, 06/25/2041	1,142,410	0.3
1,915,314 (6)	Fannie Mae REMIC Trust 2011-86 NS, 5.801%, (-1.000*US0001M + 5.950)%, 09/25/2041	377,011	0.1
430,205 (6)	Fannie Mae REMIC Trust 2012-10 US, 6.301%, (-1.000*US0001M + 6.450)%, 02/25/2042	64,177	0.0
1,951,042 (6)	Fannie Mae REMIC Trust 2012-24 HS, 6.401%, (-1.000*US0001M + 6.550)%, 09/25/2040	224,371	0.1
1,285,981 (6)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	102,693	0.0
1,384,026	Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,462,630	0.4
808,750 (6)	Fannie Mae Series 2007-9 SE, 5.931%, (-1.000*US0001M + 6.080)%, 03/25/2037	156,039	0.1
1,283,080 (6)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	116,317	0.0
948,917 (1)(3)	Flagstar Mortgage Trust 2018-2 B2, 4.041%, 04/25/2048	1,007,475	0.3
208,446 (6)	Freddie Mac REMIC Trust 2303 SY, 8.552%, (-1.000*US0001M + 8.700)%, 04/15/2031	57,909	0.0
1,356,133 (6)	Freddie Mac REMIC Trust 2989 GU, 6.852%, (-1.000*US0001M + 7.000)%, 02/15/2033	291,463	0.1
1,162,107 (6)	Freddie Mac REMIC Trust 3271 SB, 5.902%, (-1.000*US0001M + 6.050)%, 02/15/2037	213,591	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
3,915,346 (6)	Freddie Mac REMIC Trust 3424 HI, 5.752%, (-1.000*US0001M + 5.900)%, 04/15/2038	$909,653	0.3
918,541 (6)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	124,850	0.0
4,963,493 (6)	Freddie Mac REMIC Trust 3856 KS, 6.402%, (-1.000*US0001M + 6.550)%, 05/15/2041	960,711	0.3
1,481,890 (6)	Freddie Mac REMIC Trust 3925 SD, 5.902%, (-1.000*US0001M + 6.050)%, 07/15/2040	154,438	0.0
1,413,773 (6)	Freddie Mac REMIC Trust 3946 SE, 6.502%, (-1.000*US0001M + 6.650)%, 02/15/2041	102,008	0.0
2,655,922 (6)	Freddie Mac REMIC Trust 4077 SM, 6.552%, (-1.000*US0001M + 6.700)%, 08/15/2040	242,210	0.1
1,002,386 (6)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	116,531	0.0
1,757,713 (6)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	252,112	0.1
2,515,389 (6)	Freddie Mac REMICS 3693 SC, 6.352%, (-1.000*US0001M + 6.500)%, 07/15/2040	554,090	0.2
3,364,009	Freddie Mac REMICS 3792 DS, 6.452%, (-1.000*US0001M + 6.600)%, 11/15/2040	259,156	0.1
2,300,469 (6)	Freddie Mac REMICS 4040 SW, 6.482%, (-1.000*US0001M + 6.630)%, 05/15/2032	423,331	0.1
2,372,750 (6)	Freddie Mac REMICS 4623 MS, 5.852%, (-1.000*US0001M + 6.000)%, 10/15/2046	560,014	0.2
2,202,632	Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/2048	2,402,128	0.7
1,592,596	Freddie Mac REMICS 4879 ZA, 4.000%, 05/15/2049	1,762,193	0.5
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
283,691 (1)	Freddie Mac STACR 2019-HQA3 M2, 1.999%, (US0001M + 1.850)%, 09/27/2049	$278,972	0.1
700,000 (1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.049%, (US0001M + 1.900)%, 01/25/2050	689,524	0.2
500,000 (1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.249%, (US0001M + 3.100)%, 03/25/2050	494,751	0.1
400,000 (1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.749%, (US0001M + 3.600)%, 07/25/2050	406,196	0.1
325,317 (1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.199%, (US0001M + 2.050)%, 07/25/2049	320,156	0.1
177,824	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.049%, (US0001M + 3.900)%, 12/25/2027	180,425	0.1
281,837	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.849%, (US0001M + 4.700)%, 04/25/2028	294,841	0.1
38,758	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.949%, (US0001M + 3.800)%, 03/25/2025	38,872	0.0
1,285,145	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 3.949%, (US0001M + 3.800)%, 03/25/2029	1,338,532	0.4
400,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.649%, (US0001M + 2.500)%, 03/25/2030	406,112	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
559,997	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.799%, (US0001M + 2.650)%, 12/25/2029	$558,717	0.2
60,978 (3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.603%, 10/25/2046	61,038	0.0
900,000 (1)(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	947,349	0.3
3,217	Ginnie Mae Series 2007-37 S, 24.766%, (-3.667*US0001M + 25.300)%, 04/16/2037	3,312	0.0
282,624	Ginnie Mae Series 2007-8 SP, 21.558%, (-3.242*US0001M + 22.049)%, 03/20/2037	474,530	0.1
24,215,011 (6)	Ginnie Mae Series 2009-106 CM, 6.454%, (-1.000*US0001M + 6.600)%, 01/16/2034	3,831,931	1.2
1,678,859 (6)	Ginnie Mae Series 2010-116 NS, 6.504%, (-1.000*US0001M + 6.650)%, 09/16/2040	332,784	0.1
410,543 (6)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	34,033	0.0
2,359,666 (6)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	150,609	0.0
563,775 (6)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	34,828	0.0
1,447,251 (6)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	217,442	0.1
1,040,782 (6)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	62,223	0.0
2,525,308 (6)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	221,484	0.1
13,286,748 (6)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	1,672,913	0.5
333,694	GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.359%, (US0001M + 0.210)%, 04/25/2036	319,537	0.1
104,259 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	107,190	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
165,972 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	$170,137	0.1
210,554 (1)(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	215,913	0.1
367,553 (1)(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.796%, 08/25/2047	379,652	0.1
223,193 (1)(3)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	228,166	0.1
371,989 (1)(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	385,130	0.1
96,072 (1)(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	98,683	0.0
385,405 (1)(3)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	394,004	0.1
313,399 (1)(3)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	320,719	0.1
348,217 (1)(3)	JP Morgan Mortgage Trust 2020-5 B1, 3.736%, 12/25/2050	376,647	0.1
253,777	Lehman XS Trust Series 2005-5N 1A2, 0.509%, (US0001M + 0.360)%, 11/25/2035	219,392	0.1
288,752 (1)(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	296,869	0.1
703,934 (1)(3)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	724,681	0.2
213,784 (1)(3)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	216,074	0.1
299,655 (1)(3)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	304,630	0.1
149,222 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	152,946	0.0
300,000 (1)(3)	Sequoia Mortgage Trust 2020-4 A8, 2.500%, 11/25/2050	310,889	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
	United States (continued)
9,466,986 (3)(6)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 2.145%, 08/25/2045	$455,212	0.1
61,715 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.024%, 10/25/2036	60,255	0.0
206,517 (3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.107%, 08/25/2046	197,222	0.1
437,062 (6)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.334%, 12/25/2036	435,559	0.1
138,093 (6)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.180%, 04/25/2037	126,081	0.0
609,147	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	578,192	0.2
128,669	Wells Fargo Alternative Loan 2007-PA2 2A1, 0.579%, (US0001M + 0.430)%, 06/25/2037	103,263	0.0
464,026 (1)(3)	Wells Fargo Mortgage Backed Securities 2020-4 A17 Trust, 3.000%, 07/25/2050	474,863	0.2
522,545 (1)(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.765%, 08/20/2045	537,501	0.2
996,453	Other Securities	852,003	0.2
	Total Collateralized Mortgage Obligations (Cost $42,196,009)	46,681,233	14.0
SOVEREIGN BONDS: 17.5%
	Argentina: 0.2%
1,471,589 (7)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 0.500% on 07/09/2021), 07/09/2030	540,073	0.2
172,561 (7)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 1.125% on 07/09/2021), 07/09/2035	56,773	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Argentina (continued)
95,041	Other Securities	$39,252	0.0
		636,098	0.2
	Australia: 0.2%
AUD 837,000 (1)	Queensland Treasury Corp., 1.750%, 07/20/2034	598,463	0.2

	Canada: 0.3%
CAD 880,000	Canadian Government Bond, 3.500%, 12/01/2045	998,430	0.3

	China: 3.4%
CNY 65,490,000	China Government Bond, 3.250%, 11/22/2028	9,774,650	2.9
CNY 1,110,000	China Government Bond, 3.290%, 05/23/2029	166,596	0.0
CNY 9,950,000	China Government Bond, 4.080%, 10/22/2048	1,538,805	0.5
		11,480,051	3.4
	Colombia: 0.4%
COP 2,552,500,000	Other Securities	1,368,318	0.4

	Croatia: 0.2%
EUR 600,000	Other Securities	665,211	0.2

	Dominican Republic: 0.2%
786,000 (1)	Dominican Republic International Bond, 4.500%-6.600%, 01/28/2024-01/30/2030	834,445	0.2

	Ecuador: 0.0%
182,260 (1)(7)	Ecuador Government International Bond, 0.500%, 07/31/2030-07/31/2040	102,634	0.0

	Egypt: 0.5%
300,000 (1)	Egypt Government International Bond, 4.550%, 11/20/2023	301,906	0.1
450,000 (1)	Egypt Government International Bond, 7.625%, 05/29/2032	456,930	0.1
925,000	Egypt Government International Bond, 6.588%-7.500%, 01/31/2027-02/21/2028	951,495	0.3
		1,710,331	0.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Germany: 0.1%
EUR 259,700	Other Securities	$316,179	0.1

	Ghana: 0.1%
450,000 (1)	Ghana Government International Bond, 6.375%, 02/11/2027	420,061	0.1

	Indonesia: 1.9%
IDR 13,833,000,000	Indonesia Treasury Bond, 8.375%, 04/15/2039	1,026,527	0.3
IDR 68,047,000,000	Indonesia Treasury Bond, 8.750%, 05/15/2031	5,239,968	1.6
200,000	Other Securities	230,728	0.0
		6,497,223	1.9
	Italy: 0.7%
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	1,144,160	0.4
EUR 641,000 (1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	1,128,657	0.3
		2,272,817	0.7
	Ivory Coast: 0.1%
498,000	Other Securities	488,326	0.1

	Jordan: 0.0%
200,000 (1)	Jordan Government International Bond, 5.850%, 07/07/2030	201,843	0.0

	Kenya: 0.1%
250,000 (1)	Kenya Government International Bond, 7.000%, 05/22/2027	260,611	0.1

	Mexico: 0.1%
205,000	Other Securities	212,482	0.1

	Morocco: 0.1%
200,000	Other Securities	209,777	0.1

	Nigeria: 0.1%
200,000	Other Securities	194,734	0.1

	Oman: 0.2%
200,000 (1)	Oman Government International Bond, 6.750%, 10/28/2027	194,634	0.1
200,000 (1)	Oman Government International Bond, 7.375%, 10/28/2032	191,859	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Oman (continued)
200,000	Other Securities	$183,277	0.1
		569,770	0.2
	Panama: 0.2%
515,000	Other Securities	683,747	0.2

	Peru: 2.0%
PEN 4,000,000	Peru Government Bond, 6.350%, 08/12/2028	1,352,587	0.4
PEN 8,617,000	Peru Government Bond, 6.900%, 08/12/2037	2,822,544	0.9
PEN 6,609,000	Peruvian Government International Bond, 6.950%, 08/12/2031	2,257,195	0.7
75,000	Peruvian Government International Bond, 5.625%, 11/18/2050	119,535	0.0
		6,551,861	2.0
	Portugal: 0.7%
EUR 1,664,000 (1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,423,320	0.7

	Romania: 2.0%
RON 5,510,000	Romania Government Bond, 3.250%, 04/29/2024	1,336,686	0.4
RON 17,920,000	Romania Government Bond, 5.800%, 07/26/2027	4,961,653	1.5
480,000 (1)	Romanian Government International Bond, 3.000%, 02/14/2031	498,376	0.1
		6,796,715	2.0
	Russia: 0.4%
400,000 (1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	438,680	0.1
RUB 48,138,000	Other Securities	870,424	0.3
		1,309,104	0.4
	Saudi Arabia: 0.1%
200,000 (1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	222,679	0.1

	South Africa: 0.3%
1,150,000	Republic of South Africa Government International Bond, 4.300%-4.850%, 10/12/2028-09/30/2029	1,138,510	0.3

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
	Spain: 1.1%
EUR 1,284,000 (1)	Spain Government Bond, 1.450%, 04/30/2029	$1,680,991	0.5
EUR 1,092,000 (1)	Spain Government Bond, 2.700%, 10/31/2048	1,842,390	0.6
		3,523,381	1.1
	Sri Lanka: 0.0%
200,000 (1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	108,988	0.0

	Turkey: 0.4%
1,461,000	Turkey Government International Bond, 4.875%-7.375%, 11/14/2024-10/09/2026	1,388,664	0.4

	Ukraine: 0.5%
1,575,000	Ukraine Government International Bond, 7.253%-7.750%, 09/01/2025-03/15/2033	1,562,749	0.5

	United Kingdom: 0.8%
GBP 700,000	United Kingdom Gilt, 1.750%, 01/22/2049	1,119,954	0.3
GBP 1,100,000	United Kingdom Gilt, 4.000%, 03/07/2022	1,502,600	0.5
		2,622,554	0.8
	Uruguay: 0.1%
150,000	Other Securities	204,964	0.1
	Total Sovereign Bonds (Cost $56,992,145)	58,575,040	17.5
U.S. TREASURY OBLIGATIONS: 8.1%
	U.S. Treasury Bonds: 1.2%
279,000	1.125%,08/15/2040	264,352	0.1
3,975,000	1.250%,05/15/2050	3,589,922	1.1
		3,854,274	1.2
	U.S. Treasury Notes: 6.9%
2,004,000	0.250%,09/30/2025	1,991,866	0.6
9,005,000	0.250%,10/31/2025	8,945,553	2.7
3,831,000	0.625%,08/15/2030	3,742,109	1.1
6,469,000	1.500%,11/30/2021	6,564,014	1.9
1,949,000	0.125%-0.375%, 09/30/2022-09/30/2027	1,932,291	0.6
		23,175,833	6.9
Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes (continued)
	Total U.S. Treasury Obligations (Cost $27,348,940)	$27,030,107	8.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.8%
	Federal Home Loan Mortgage Corporation: 0.5%(8)
1,113,894	3.500%,01/01/2048	1,195,702	0.4
479,524	4.000%, 09/01/2045- 05/01/2046	523,328	0.1
		1,719,030	0.5
	Federal National Mortgage Association: 0.6%
1,854,643	3.500%,03/01/2043	2,014,756	0.6

	Government National Mortgage Association: 2.5%
2,470,000 (9)	2.000%,12/01/2050	2,558,187	0.7
5,353,000 (9)	3.000%,12/20/2049	5,585,939	1.7
166,167	4.500%-5.500%, 03/20/2039-08/20/2041	186,453	0.1
		8,330,579	2.5
	Uniform Mortgage-Backed Securities: 4.2%
7,344,000 (9)	2.500%,11/12/2050	7,652,391	2.3
1,141,437	3.500%,09/01/2049	1,208,124	0.4
2,257,698	4.000%,04/01/2049	2,442,163	0.7
2,606,502 (9)	1.500%-5.000%, 06/01/2030-12/14/2050	2,765,221	0.8
		14,067,899	4.2
	Total U.S. Government Agency Obligations (Cost $25,961,886)	26,132,264	7.8
ASSET-BACKED SECURITIES: 6.0%
	United States: 6.0%
500,000 (1)	AMMC CLO 16 Ltd. 2015-16A CR, 2.579%, (US0003M + 2.350)%, 04/14/2029	487,210	0.1
300,000 (1)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 1.618%, (US0003M + 1.400)%, 10/17/2030	295,600	0.1
750,000 (1)	Barings Clo Ltd. 2019-4A C, 3.037%, (US0003M + 2.800)%, 01/15/2033	750,266	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
1,190,000 (1)	BDS 2020-FL5 C Ltd., 2.201%, (US0001M + 2.050)%, 02/16/2037	$1,154,976	0.3
1,550,000 (1)	BDS 2020-FL5 D Ltd., 2.651%, (US0001M + 2.500)%, 02/16/2037	1,473,028	0.4
600,000 (1)	Clear Creek CLO 2015-1A CR, 2.168%, (US0003M + 1.950)%, 10/20/2030	574,661	0.2
1,000,000 (1)	Galaxy XV CLO Ltd. 2013-15A CR, 2.237%, (US0003M + 2.000)%, 10/15/2030	955,231	0.3
600,000 (1)	Galaxy XXI CLO Ltd. 2015-21A CR, 1.968%, (US0003M + 1.750)%, 04/20/2031	563,878	0.2
1,000,000 (1)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000)%, 10/20/2027	985,077	0.3
1,000,000 (1)	OCP CLO 2014-5 A BR Ltd., 2.015%, (US0003M + 1.800)%, 04/26/2031	945,455	0.3
600,000 (1)	Shackleton CLO Ltd. 2019-15A C, 3.037%, (US0003M + 2.800)%, 01/15/2030	594,281	0.2
500,000 (1)	BlueMountain CLO 2013-2A CR, 2.170%, (US0003M + 1.950)%, 10/22/2030	470,967	0.1
750,000 (1)	CIFC Funding 2013-IA BR Ltd., 2.630%, (US0003M + 2.400)%, 07/16/2030	732,506	0.2
800,000 (1)	CIFC Funding 2020-2A A1 Ltd., 1.933%, (US0003M + 1.650)%, 08/24/2032	802,019	0.3
443,830 (3)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.839%, 03/25/2036	287,692	0.1
694,831 (1)	Invitation Homes 2017-SFR2 A Trust, 0.997%, (US0001M + 0.850)%, 12/17/2036	695,041	0.2
1,180,000 (1)	Invitation Homes 2018-SFR1 D Trust, 1.597%, (US0001M + 1.450)%, 03/17/2037	1,181,341	0.4
350,000 (1)	LCM XIV L.P. 14A AR, 1.258%, (US0003M + 1.040)%, 07/20/2031	342,871	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	United States (continued)
2,050,000 (1)	LCM XXIV Ltd. 24A C, 2.468%, (US0003M + 2.250)%, 03/20/2030	$1,956,274	0.6
900,000 (1)	Madison Park Funding XXI Ltd. 2016-21A BR, 3.087%, (US0003M + 2.850)%, 10/15/2032	884,197	0.3
500,000 (1)	Madison Park Funding XXXI Ltd. 2018-31A C, 2.359%, (US0003M + 2.150)%, 01/23/2031	485,525	0.1
300,000 (1)(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	325,175	0.1
300,000 (1)(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	318,919	0.1
800,000 (1)	Palmer Square CLO 2020-2A A1A Ltd., 1.904%, (US0003M + 1.700)%, 07/15/2031	801,639	0.2
250,000 (1)	Palmer Square Loan Funding 2018-1A C Ltd., 2.087%, (US0003M + 1.850)%, 04/15/2026	236,935	0.1
1,240,000 (1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,273,207	0.4
500,000 (1)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.337%, (US0003M + 2.100)%, 07/15/2028	481,471	0.1
	Total Asset-Backed Securities (Cost $20,286,359)	20,055,442	6.0
COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.4%
	United States: 8.4%
7,696,838 (3)(6)	BANK 2017-BNK5 XA, 1.070%, 06/15/2060	368,341	0.1
990,960 (3)(6)	BANK 2019-BNK16 XA, 0.963%, 02/15/2052	63,055	0.0
620,000 (1)	BBCMS 2018-TALL C Mortgage Trust, 1.269%, (US0001M + 1.121)%, 03/15/2037	579,223	0.2
230,000 (1)	BXMT 2017-FL1 B Ltd., 1.647%, (US0001M + 1.500)%, 06/15/2035	228,434	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
220,000 (1)	BXMT 2020-FL2 B Ltd., 1.547%, (US0001M + 1.400)%, 02/16/2037	$215,113	0.1
540,000 (1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 C, 1.578%, (US0001M + 1.430)%, 05/15/2036	538,644	0.1
150,000 (1)(3)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	154,937	0.0
910,000 (1)(3)	Del Amo Fashion Center Trust 2017-AMO C, 3.636%, 06/05/2035	747,791	0.2
170,000 (1)(3)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	152,914	0.0
1,225,376 (1)	KKR Industrial Portfolio Trust 2020-AIP C, 1.781%, (US0001M + 1.633)%, 03/15/2037	1,223,938	0.4
250,000 (1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	243,351	0.1
280,000 (1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	240,888	0.1
1,432,606 (3)(6)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	102,999	0.0
300,000 (1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	299,357	0.1
1,000,000 (1)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	989,424	0.3
230,679 (1)	BX Commercial Mortgage Trust 2019-XL J, 2.798%, (US0001M + 2.650)%, 10/15/2036	223,656	0.1
419,616 (1)	BX Commercial Mortgage Trust 2020-BXLP G, 2.648%, (US0001M + 2.500)%, 12/15/2029	402,991	0.1
160,000 (1)	BX Commercial Mortgage Trust 2020-VKNG E, 2.248%, (US0001M + 2.100)%, 10/15/2037	160,271	0.1
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
100,000 (1)(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	$92,140	0.0
890,000 (1)(3)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	875,146	0.3
3,277,729 (3)(6)	CD 2016-CD1 Mortgage Trust XA, 1.391%, 08/10/2049	197,994	0.1
360,000 (1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	215,361	0.1
8,581,000 (3)(6)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.843%, 08/10/2049	372,589	0.1
3,559,242 (3)(6)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.099%, 10/12/2050	177,785	0.0
16,085,941 (1)(3)(6)	COMM 2012-LTRT XA, 0.895%, 10/05/2030	192,875	0.1
200,000 (1)(3)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	170,576	0.0
1,420,000 (1)(3)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	1,175,750	0.3
300,000 (3)	COMM 2016-COR1 C, 4.382%, 10/10/2049	301,978	0.1
6,816,141 (3)(6)	COMM 2016-CR28 XA, 0.689%, 02/10/2049	179,927	0.1
530,000 (1)(3)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	416,991	0.1
926,291 (1)(3)(6)	DBUBS 2011-LC1A XA, 0.592%, 11/10/2046	61	0.0
650,000 (1)(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.487%, 07/10/2044	541,752	0.2
540,000 (1)	DBUBS 2011-LC2A F Mortgage Trust, 3.799%, (US0001M + 3.650)%, 07/10/2044	404,917	0.1
1,470,000 (1)(3)	DBUBS 2017-BRBK F Mortgage Trust, 3.530%, 10/10/2034	1,451,933	0.4
4,300,000 (3)(6)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.823%, 01/25/2043	23,047	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
1,760,000 (1)(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	$41,649,751	0.5
647,750 (1)	GS Mortgage Securities Corp. Trust 2019-BOCA A, 1.348%, (US0001M + 1.200)%, 06/15/2038	635,924	0.2
220,000 (1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	105,496	0.0
4,276,140 (3)(6)	GS Mortgage Securities Trust 2013-GC16 XA, 1.024%, 11/10/2046	109,552	0.0
7,711,020 (3)(6)	GS Mortgage Securities Trust 2017-GS6 XA, 1.036%, 05/10/2050	434,360	0.1
600,000 (1)(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	566,511	0.2
460,000 (1)(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	416,827	0.1
540,000 (1)(3)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	479,923	0.2
200,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	185,573	0.1
730,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	736,419	0.2
2,120,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,575,433	0.5
9,409,340 (3)(6)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.472%, 06/15/2045	97,453	0.0
420,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	378,846	0.1
735,000 (3)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	799,706	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	United States (continued)
240,000 (1)(3)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.202%, 04/20/2048	$222,235	0.1
4,722,893 (1)(3)(6)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.988%, 03/10/2050	148,981	0.0
1,320,000 (1)(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.606%, 11/15/2045	980,999	0.3
21,550,000 (1)(3)(6)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.457%, 12/15/2047	386,967	0.1
200,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.471%, 12/10/2045	109,047	0.0
340,000 (1)(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.471%, 12/10/2045	156,246	0.1
330,000 (1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	328,464	0.1
1,360,000 (1)(3)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	1,255,927	0.4
730,000 (1)(3)	WFRBS Commercial Mortgage Trust 2011-C5 B, 5.656%, 11/15/2044	745,692	0.2
630,000 (1)(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	420,628	0.1
330,000 (1)(3)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.973%, 06/15/2046	260,615	0.1
7,515,284 (3)(6)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.841%, 03/15/2046	116,882	0.1
14,477,472 (3)(6)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.024%, 03/15/2047	348,002	0.1
730,000 (3)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	707,525	0.2
	Total Commercial Mortgage-Backed Securities (Cost $30,657,095)	28,086,133	8.4

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

	Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.1%
Total Purchased Options (Cost $266,516)	$232,496	0.1
Total Long-Term Investments (Cost $314,652,950)	323,740,948	96.9

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.3%
	Commercial Paper: 4.7%
2,400,000	American Electric Power Co., 0.220%, 01/11/2021	2,398,934	0.7
2,000,000	American Honda Finance Corp., 0.210%, 12/08/2020	1,999,560	0.6
3,000,000	Dominion Resources, Inc., 0.160%, 11/09/2020	2,999,868	0.9
2,075,000	Duke Energy Corp., 0.090%, 11/04/2020	2,074,974	0.6
1,000,000	Duke Energy Corp., 0.200%, 12/02/2020	999,824	0.3
2,000,000	DuPont de Nemours, Inc., 0.170%, 12/11/2020	1,999,603	0.6
1,500,000	Enbridge (US) Inc., 0.190%, 11/25/2020	1,499,797	0.4
2,150,000	Entergy Corp., 0.320%, 01/26/2021	2,148,324	0.6
	Total Commercial Paper (Cost $16,121,135)	16,120,884	4.7

	Repurchase Agreements: 0.4%
172,890 (11)	Nomura Securities, Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $172,891, collateralized by various U.S. Government Agency Obligations, 2.000%- 5.500%, Market Value plus accrued interest $176,348, due 10/01/34-09/20/50)	172,890	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (11)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 5.000%, Market Value plus accrued interest $1,020,000, due 02/04/21-11/01/50)	$1,000,000	0.3
	Total Repurchase Agreements (Cost $1,172,890)	1,172,890	0.4

Shares		Value	Percentage of Net Assets
Mutual Funds: 4.2%
13,884,000 (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)% (Cost $13,884,000)	13,884,000	4.2
	Total Short-Term Investments (Cost $31,178,025)	31,177,774	9.3
	Total Investments in Securities (Cost $345,830,975)	$354,918,722	106.2
	Liabilities in Excess of Other Assets	(20,627,956)	(6.2)
	Net Assets	$334,290,766	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
Variable rate security. Rate shown is the rate in effect as of October 31, 2020.

(4)
The grouping contains securities on loan.

(5)
All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of October 31, 2020.

(8)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(9)
Represents or includes a TBA transaction.

(10)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(11)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of October 31, 2020.

Currency Abbreviations:
AUD
Australian Dollar

CAD
Canadian Dollar

CNY
Chinese Yuan

COP
Colombian Peso

EUR
EU Euro

GBP
British Pound

IDR
Indonesian Rupiah

PEN
Peruvian Nuevo Sol

RON
Romanian New Leu

RUB
Russian Ruble

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

Sector Diversification	Percentage of Net Assets
Sovereign Bonds	17.5%
Collateralized Mortgage Obligations	14.0
Financial	8.8
Commercial Mortgage-Backed Securities	8.4
U.S. Treasury Obligations	8.1
Consumer, Non-cyclical	6.2
Other Asset-Backed Securities	6.0
Energy	4.4
Uniform Mortgage-Backed Securities	4.2
U.S. Government Agency Obligations	3.6
Communications	3.6
Utilities	3.5
Basic Materials	2.7
Industrial	2.5
Consumer, Cyclical	1.7
Technology	1.6
Purchased Options	0.1
Short-Term Investments	9.3
Liabilities in Excess of Other Assets	(6.2)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Purchased Options	$—	$232,496	$—	$232,496
Corporate Bonds/Notes	—	116,948,233	—	116,948,233
Collateralized Mortgage Obligations	—	46,681,233	—	46,681,233
Asset-Backed Securities	—	20,055,442	—	20,055,442
U.S. Government Agency Obligations	—	26,132,264	—	26,132,264
Sovereign Bonds	—	58,575,040	—	58,575,040
Commercial Mortgage-Backed Securities	—	28,086,133	—	28,086,133
U.S. Treasury Obligations	—	27,030,107	—	27,030,107
Short-Term Investments	13,884,000	17,293,774	—	31,177,774
Total Investments, at fair value	$13,884,000	$341,034,722	$—	$354,918,722

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Other Financial Instruments+
Centrally Cleared Swaps	—	1,750,389	—	1,750,389
Forward Foreign Currency Contracts	—	1,559,615	—	1,559,615
Futures	1,595,848	—	—	1,595,848
OTC Swaps	—	26,783	—	26,783
Total Assets	$15,479,848	$344,371,509	$—	$359,851,357
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(4,411,938)	$—	$(4,411,938)
Forward Foreign Currency Contracts	—	(879,146)	—	(879,146)
Futures	(145,187)	—	—	(145,187)
OTC Swaps	—	(9,026)	—	(9,026)
Written Options	—	(71,584)	—	(71,584)
Total Liabilities	$(145,187)	$(5,371,694)	$—	$(5,516,881)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Global Bond Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN 17,891,687	USD 835,025	Barclays Bank PLC	12/11/20	$4,845
CNY 54,239,449	USD 8,028,917	Barclays Bank PLC	01/08/21	28,167
USD 102	TRY 831	Barclays Bank PLC	01/08/21	6
THB 26,787,149	USD 857,087	Barclays Bank PLC	01/08/21	2,144
MYR 2,951,127	USD 710,396	Barclays Bank PLC	01/08/21	(3,219)
CHF 3,424,300	USD 3,770,882	BNP Paribas	12/04/20	(33,149)
AUD 4,190,679	USD 2,964,562	BNP Paribas	12/04/20	(18,444)
NOK 9,961,158	USD 1,078,538	BNP Paribas	12/04/20	(35,283)
USD 3,236,844	AUD 4,541,346	BNP Paribas	12/04/20	44,202
NOK 13,479,391	USD 1,457,957	BNP Paribas	12/04/20	(46,229)
NOK 18,961,625	USD 2,074,472	BNP Paribas	12/04/20	(88,577)
CAD 4,974,955	USD 3,717,008	BNP Paribas	12/04/20	17,501
USD 1,175,652	EUR 993,746	BNP Paribas	12/04/20	17,485
USD 1,747,595	NOK 16,363,085	BNP Paribas	12/04/20	33,852
USD 2,403,920	CHF 2,206,822	BNP Paribas	12/04/20	(4,897)
USD 2,998,107	CAD 3,987,422	BNP Paribas	12/04/20	4,901
CHF 2,259,819	USD 2,474,358	BNP Paribas	12/04/20	(7,694)
USD 6,816,675	SEK 60,851,780	BNP Paribas	12/04/20	(24,149)
AUD 3,675,916	USD 2,586,595	BNP Paribas	12/04/20	(2,365)
USD 3,632,860	CHF 3,339,779	BNP Paribas	12/04/20	(12,615)
USD 5,406,142	NZD 8,202,123	BNP Paribas	12/04/20	(17,255)
NOK 17,655,144	USD 1,889,690	BNP Paribas	12/04/20	(40,626)
USD 1,964,901	GBP 1,521,675	BNP Paribas	12/04/20	(6,817)
USD 3,126,198	CAD 4,108,868	BNP Paribas	12/04/20	41,827
USD 2,649,060	NOK 25,224,613	BNP Paribas	12/04/20	7,228
USD 796,978	COP 3,055,744,130	BNP Paribas	12/11/20	8,871
USD 2,278,510	PEN 8,144,021	BNP Paribas	12/11/20	25,833
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 2,275,931	PEN 8,144,021	BNP Paribas	12/11/20	23,254
USD 4,634,943	CAD 6,078,413	Brown Brothers Harriman & Co.	12/04/20	72,110
CHF 1,088,043	USD 1,189,253	Brown Brothers Harriman & Co.	12/04/20	(1,620)
USD 1,588,029	GBP 1,227,176	Brown Brothers Harriman & Co.	12/04/20	(2,091)
USD 694,108	NOK 6,418,609	Brown Brothers Harriman & Co.	12/04/20	21,872
CAD 1,898,085	USD 1,425,852	Brown Brothers Harriman & Co.	12/04/20	(1,031)
USD 893,440	CHF 816,781	Brown Brothers Harriman & Co.	12/04/20	1,897
USD 1,488,550	NOK 13,930,754	Brown Brothers Harriman & Co.	12/04/20	29,550
USD 1,079,956	AUD 1,514,269	Brown Brothers Harriman & Co.	12/04/20	15,399
USD 704,775	CAD 924,774	Brown Brothers Harriman & Co.	12/04/20	10,582
USD 1,387,988	NOK 12,776,365	Brown Brothers Harriman & Co.	12/04/20	49,890
AUD 3,053,357	USD 2,154,486	Brown Brothers Harriman & Co.	12/04/20	(7,924)
AUD 1,922,040	USD 1,363,209	Brown Brothers Harriman & Co.	12/04/20	(11,983)
AUD 1,559,630	USD 1,105,079	Brown Brothers Harriman & Co.	12/04/20	(8,633)
EUR 1,265,063	USD 1,495,543	Brown Brothers Harriman & Co.	12/04/20	(21,170)
USD 2,763,387	AUD 3,860,531	Brown Brothers Harriman & Co.	12/04/20	49,370
USD 1,398,646	GBP 1,087,517	Brown Brothers Harriman & Co.	12/04/20	(10,508)
USD 2,032,318	CAD 2,694,774	Brown Brothers Harriman & Co.	12/04/20	9,454
USD 528,369	JPY 55,782,960	Brown Brothers Harriman & Co.	12/04/20	(4,640)
USD 735,813	NZD 1,109,741	Brown Brothers Harriman & Co.	12/04/20	2,031
NZD 905,365	USD 599,539	Brown Brothers Harriman & Co.	12/04/20	5,445
GBP 1,411,369	USD 1,825,413	Brown Brothers Harriman & Co.	12/04/20	3,376
EUR 1,925,230	USD 2,259,292	Brown Brothers Harriman & Co.	12/04/20	(15,523)
USD 1,173,731	GBP 903,886	Brown Brothers Harriman & Co.	12/04/20	2,516
GBP 1,298,079	USD 1,679,094	Brown Brothers Harriman & Co.	12/04/20	2,897
CAD 2,539,242	USD 1,904,152	Brown Brothers Harriman & Co.	12/04/20	26,662
USD 1,085,328	NOK 10,130,426	Brown Brothers Harriman & Co.	12/04/20	24,345
USD 1,200,756	GBP 930,248	Brown Brothers Harriman & Co.	12/04/20	(4,618)
CHF 2,294,531	USD 2,507,068	Brown Brothers Harriman & Co.	12/04/20	(2,514)
CHF 1,085,350	USD 1,185,879	Brown Brothers Harriman & Co.	12/04/20	4,603
USD 2,981,233	CAD 3,942,379	Brown Brothers Harriman & Co.	12/04/20	21,839
GBP 821,403	USD 1,061,944	Brown Brothers Harriman & Co.	12/04/20	2,393
HKD 547,037	USD 70,563	Brown Brothers Harriman & Co.	01/08/21	(5)
NOK 71,025,154	USD 7,500,877	Citibank N.A.	12/04/20	(62,249)
CAD 1,437,337	USD 1,079,744	Citibank N.A.	12/04/20	(790)
USD 943,282	AUD 1,317,880	Citibank N.A.	12/04/20	16,790
EUR 2,475,339	USD 2,898,106	Citibank N.A.	12/04/20	(13,211)
JPY 319,249,929	USD 3,033,940	Citibank N.A.	12/04/20	16,507
AUD 903,842	USD 652,039	Citibank N.A.	12/04/20	(16,623)
AUD 865,645	USD 620,388	Citibank N.A.	12/04/20	(11,825)
USD 566,057	NZD 853,694	Citibank N.A.	12/04/20	1,579
USD 605,440	AUD 850,413	Citibank N.A.	12/04/20	7,585
BRL 233,580	USD 42,129	Citibank N.A.	12/11/20	(1,489)
USD 2,277,283	PEN 8,144,021	Citibank N.A.	12/11/20	24,606
USD 1,531,106	RON 6,385,749	Citibank N.A.	01/08/21	7,770
USD 1,531,106	RON 6,385,749	Citibank N.A.	01/08/21	7,770
USD 1,531,143	RON 6,385,749	Citibank N.A.	01/08/21	7,807
USD 1,531,180	RON 6,385,749	Citibank N.A.	01/08/21	7,844
RUB 3,266,282	USD 41,428	Citibank N.A.	01/15/21	(649)
HUF 53,599,021	USD 173,252	Credit Suisse International	01/08/21	(3,210)
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 1,468,006	USD 13,923	Deutsche Bank AG	12/04/20	104
CLP 66,699,868	USD 83,492	Goldman Sachs International	12/11/20	2,750
BRL 233,580	USD 42,113	Goldman Sachs International	12/11/20	(1,473)
CZK 5,112,536	USD 220,623	Goldman Sachs International	01/08/21	(1,768)
USD 2,275,567	PEN 8,144,021	HSBC Bank USA N.A.	12/11/20	22,890
KRW 4,387,215,010	USD 3,835,850	HSBC Bank USA N.A.	01/08/21	23,710
USD 1,293,554	IDR 19,207,987,675	HSBC Bank USA N.A.	01/08/21	3,258
USD 1,293,206	IDR 19,207,987,675	HSBC Bank USA N.A.	01/08/21	2,909
PLN 2,098,972	USD 547,110	HSBC Bank USA N.A.	01/08/21	(16,786)
PHP 19,970	USD 408	HSBC Bank USA N.A.	01/08/21	3
DKK 4,946,164	USD 775,895	JPMorgan Chase Bank N.A.	12/04/20	(1,551)
JPY 476,000	USD 4,550	Morgan Stanley Capital Services LLC	11/04/20	2
CAD 10,777,107	USD 8,062,926	Morgan Stanley Capital Services LLC	12/04/20	27,038
CHF 2,212,869	USD 2,406,555	Morgan Stanley Capital Services LLC	12/04/20	8,863
NZD 17,882,576	USD 11,729,056	Morgan Stanley Capital Services LLC	12/04/20	95,237
USD 5,853,419	NOK 54,678,437	Morgan Stanley Capital Services LLC	12/04/20	126,820
USD 565,883	EUR 481,497	Morgan Stanley Capital Services LLC	12/04/20	4,721
NOK 9,857,697	USD 1,066,728	Morgan Stanley Capital Services LLC	12/04/20	(34,309)
JPY 4,263,228,038	USD 40,440,111	Morgan Stanley Capital Services LLC	12/04/20	295,208
GBP 454,921	USD 594,658	Morgan Stanley Capital Services LLC	12/04/20	(5,192)
GBP 6,404,182	USD 8,228,346	Morgan Stanley Capital Services LLC	12/04/20	69,902
EUR 61,475,929	USD 71,796,471	Morgan Stanley Capital Services LLC	12/04/20	(149,041)
SEK 12,743,809	USD 1,437,509	Morgan Stanley Capital Services LLC	12/04/20	(4,877)
ILS 1,073,195	USD 318,192	Morgan Stanley Capital Services LLC	01/08/21	(3,388)
USD 12,948	ZAR 217,395	Morgan Stanley Capital Services LLC	01/08/21	(304)
EUR 1,306,297	USD 1,544,579	Standard Chartered Bank	12/04/20	(22,148)
AUD 3,272,760	USD 2,314,637	Standard Chartered Bank	12/04/20	(13,832)
CHF 280,495	USD 303,941	Standard Chartered Bank	12/04/20	2,228
SEK 42,226,486	USD 4,672,026	Standard Chartered Bank	12/04/20	74,984
SGD 804,588	USD 592,629	Standard Chartered Bank	01/08/21	(3,582)
USD 1,293,380	IDR 19,207,987,675	Standard Chartered Bank	01/08/21	3,083
USD 1,293,032	IDR 19,207,987,675	Standard Chartered Bank	01/08/21	2,735
GBP 941,571	USD 1,226,755	State Street Bank and Trust Co.	12/04/20	(6,710)
EUR 504,233	USD 593,080	State Street Bank and Trust Co.	12/04/20	(5,419)
USD 1,181,086	CHF 1,076,928	State Street Bank and Trust Co.	12/04/20	5,584
JPY 158,934,790	USD 1,519,124	State Street Bank and Trust Co.	12/04/20	(496)
USD 846,754	JPY 89,390,844	State Street Bank and Trust Co.	12/04/20	(7,379)
USD 1,105,072	GBP 854,394	State Street Bank and Trust Co.	12/04/20	(2,013)
USD 2,856,848	EUR 2,445,403	State Street Bank and Trust Co.	12/04/20	6,840
NOK 9,833,641	USD 1,073,282	State Street Bank and Trust Co.	12/04/20	(43,383)
USD 622,623	EUR 532,980	State Street Bank and Trust Co.	12/04/20	1,458
USD 659,536	SEK 5,746,873	State Street Bank and Trust Co.	12/04/20	13,485
GBP 2,142,985	USD 2,765,525	State Street Bank and Trust Co.	12/04/20	11,258
GBP 1,073,149	USD 1,388,158	State Street Bank and Trust Co.	12/04/20	2,379
USD 1,366,240	CHF 1,237,803	State Street Bank and Trust Co.	12/04/20	15,139
USD 2,200,353	CAD 2,901,347	State Street Bank and Trust Co.	12/04/20	22,422
USD 1,065,581	SEK 9,504,759	State Street Bank and Trust Co.	12/04/20	(2,923)
USD 1,361,321	GBP 1,051,880	State Street Bank and Trust Co.	12/04/20	(8,947)
				$680,469

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

At October 31, 2020, the following futures contracts were outstanding for Voya Global Bond Fund:
Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia 10-Year Bond	4	12/15/20	$420,373	$4,546
Australia 3-Year Bond	27	12/15/20	2,229,084	9,220
Canada 10-Year Bond	20	12/18/20	2,267,357	(14,096)
Euro-Bobl 5-Year	137	12/08/20	21,678,942	123,851
Euro-Bund	11	12/08/20	2,256,676	22,191
Euro-Buxl® 30-year German Government Bond	26	12/08/20	6,927,035	299,372
Euro-OAT	63	12/08/20	12,481,430	178,468
Euro-Schatz	128	12/08/20	16,765,685	29,215
Japan 10-Year Bond (TSE)	5	12/14/20	7,253,451	1,345
Japanese Government Bonds 10-Year Mini	16	12/11/20	2,321,104	(209)
Long Gilt	33	12/29/20	5,800,544	(24,929)
Long-Term Euro-BTP	42	12/08/20	7,317,215	198,216
U.S. Treasury 2-Year Note	2	12/31/20	441,688	(144)
U.S. Treasury Ultra Long Bond	13	12/21/20	2,795,000	(105,809)
			$90,955,584	$721,237
Short Contracts:
U.S. Treasury 10-Year Note	(125)	12/21/20	(17,277,344)	152,496
U.S. Treasury 5-Year Note	(130)	12/31/20	(16,328,203)	34,024
U.S. Treasury Long Bond	(18)	12/21/20	(3,104,438)	95,599
U.S. Treasury Ultra 10-Year Note	(161)	12/21/20	(25,322,281)	447,305
			$(62,032,266)	$729,424
At October 31, 2020, the following centrally cleared credit default swaps were outstanding for Voya Global Bond Fund:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)(2)	Termination Date	Notional Amount(3)	Fair Value(4)	Unrealized Appreciation/ (Depreciation)
CDX North American Investment Grade Index, Series 35, Version 1	Buy	(1.000)	12/20/25	USD19,464,000	$(336,630)	$107,778
					$(336,630)	$107,778

(1)
If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
Payments made quarterly.

(3)
The maximum amount of future payments (undiscounted) that a Fund as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(4)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

At October 31, 2020, the following centrally cleared interest rate swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month CAD-LIBOR	Quarterly	1.283%	Semi-Annual	04/14/30	CAD 4,200,000	$53,459	$53,459
Pay	6-month GBP-LIBOR	Semi-Annual	0.490	Semi-Annual	04/02/23	GBP 3,000,000	37,679	37,679
Pay	6-month GBP-LIBOR	Semi-Annual	0.507	Semi-Annual	04/09/23	GBP 3,000,000	39,518	39,518
Pay	6-month GBP-LIBOR	Semi-Annual	0.566	Semi-Annual	03/30/45	GBP 3,250,000	(69,487)	(69,487)
Pay	6-month GBP-LIBOR	Semi-Annual	1.483	Semi-Annual	04/29/49	GBP250,000	74,827	74,827
Pay	6-month JPY-LIBOR	Semi-Annual	0.583	Semi-Annual	02/13/44	JPY 80,000,000	42,406	42,406
Pay	6-month JPY-LIBOR	Semi-Annual	0.296	Semi-Annual	07/20/50	JPY140,000,000	(43,014)	(43,014)
Pay	1-month USD-LIBOR	Monthly	2.726	Monthly	12/27/28	USD833,000	141,217	141,217
Pay	1-month USD-LIBOR	Monthly	2.466	Monthly	01/07/29	USD616,000	91,694	91,694
Pay	3-month USD-LIBOR	Quarterly	1.997	Semi-Annual	06/25/29	USD850,000	87,964	87,964
Pay	1-month USD-LIBOR	Monthly	2.400	Monthly	10/27/32	USD 3,090,000	550,124	550,124
Pay	1-month USD-LIBOR	Monthly	2.488	Monthly	10/27/47	USD 1,600,000	514,110	514,110
Receive	6-month GBP-LIBOR	Semi-Annual	0.581	Semi-Annual	04/02/50	GBP500,000	9,613	9,613
Receive	1-month USD-LIBOR	Monthly	1.493	Monthly	09/12/21	USD 28,000,000	(324,626)	(324,626)
Receive	1-month USD-LIBOR	Monthly	1.983	Monthly	10/27/22	USD 18,400,000	(670,202)	(670,202)
Receive	3-month USD-LIBOR	Quarterly	1.664	Semi-Annual	12/18/22	USD 12,000,000	(364,556)	(364,556)
Receive	1-month USD-LIBOR	Monthly	1.522	Monthly	10/30/24	USD 9,000,000	(459,490)	(459,490)
Receive	1-month USD-LIBOR	Monthly	2.514	Monthly	01/24/25	USD 2,130,000	(202,499)	(202,499)
Receive	1-month USD-LIBOR	Monthly	2.728	Monthly	03/01/25	USD 2,360,000	(251,045)	(251,045)
Receive	1-month USD-LIBOR	Monthly	2.843	Monthly	04/30/25	USD 2,600,000	(298,530)	(298,530)
Receive	1-month USD-LIBOR	Monthly	3.053	Monthly	10/18/25	USD 1,140,000	(153,852)	(153,852)
Receive	1-month USD-LIBOR	Monthly	2.210	Monthly	10/27/26	USD 3,420,000	(363,725)	(363,725)
Receive	1-month USD-LIBOR	Monthly	2.681	Monthly	02/02/28	USD 1,970,000	(302,766)	(302,766)
Receive	1-month USD-LIBOR	Monthly	3.099	Monthly	10/18/28	USD 1,600,000	(314,110)	(314,110)
Receive	1-month USD-LIBOR	Monthly	2.390	Monthly	12/11/32	USD 1,270,000	(225,993)	(225,993)
Receive	1-month USD-LIBOR	Monthly	3.148	Monthly	10/18/33	USD530,000	(148,367)	(148,367)
Receive	1-month USD-LIBOR	Monthly	2.940	Monthly	08/03/48	USD500,000	(219,676)	(219,676)
							$(2,769,327)	$(2,769,327)
At October 31, 2020, the following OTC total return swaps were outstanding for Voya Global Bond Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	Japanese Government 20-year Issue	At Maturity	-0.03%	At Maturity	BNP Paribas	11/20/20	JPY 462,000,000	$13,145	$—	$13,145
Receive	Japanese Government 5-year Issue	At Maturity	-0.06%	At Maturity	BNP Paribas	12/10/20	JPY2,350,000,000	13,187	—	13,187
Receive	Japanese Government 30-year Issue	At Maturity	-0.04%	At Maturity	BNP Paribas	01/28/21	JPY 350,000,000	(9,026)	—	(9,026)
Receive	Japanese Government 20-year Issue	At Maturity	-0.05%	At Maturity	Citibank N.A.	01/08/21	JPY 430,000,000	451	—	451
								$17,757	$—	$17,757
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

At October 31, 2020, the following OTC purchased credit default swaptions were outstanding for Voya Global Bond Fund:
Description	Counterparty	Reference Entity(2)	Fixed Rate	Pay/ Receive Financing Rate	Strike Price	Expiration Date	Notional Amount	Cost	Fair Value
Put on 5-Year Credit Default Swap	Citibank N.A.	CDX North American High Yield Index, Series 34, Version8	5.000%	Pay	99.000%	11/18/20	USD6,641,000	$59,986	$23,038
								$59,986	$23,038
At October 31, 2020, the following OTC purchased foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Cost	Fair Value
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	12/21/20	0.688	USD 3,679,000	$33,722	$34,681
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	12/21/20	0.688	USD 1,632,000	14,849	15,384
Call USD vs. Put AUD	Morgan Stanley Capital Services LLC	12/21/20	0.688	USD 2,027,000	18,810	19,108
Call USD vs. Put AUD	Citibank N.A.	01/15/21	0.680	USD 7,288,000	70,934	69,371
Call USD vs. Put AUD	Citibank N.A.	01/15/21	0.680	USD 7,450,000	68,215	70,914
					$206,530	$209,458
At October 31, 2020, the following OTC written foreign currency options were outstanding for Voya Global Bond Fund:
Description	Counterparty	Expiration Date	Exercise Price	Notional Amount	Premiums Received	Fair Value
Call USD vs. Put AUD	Citibank N.A.	11/19/20	0.696	USD 3,575,000	$32,163	$(30,597)
Call USD vs. Put AUD	Citibank N.A.	11/19/20	0.696	USD 4,789,000	40,645	(40,987)
					$72,808	$(71,584)

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)
Payments received quarterly.

Currency Abbreviations
AUD  –  Australian Dollar
BRL  – Brazilian Real
CAD  –  Canadian Dollar
CHF  –  Swiss Franc
CLP  – Chilean Peso
COP  – Colombian Peso
CNY  – Chinese Yuan
CZK  – Czech Koruna
DKK  – Danish Krone
EUR  – EU Euro
GBP  – British Pound
HKD  – Hong Kong Sar Dollar
HUF  – Hungarian Forint
IDR  –  Indonesian Rupiah
ILS  –  Israeli New Shekel
JPY  – Japanese Yen
KRW  – South Korean Won
MXN  – Mexican Peso
MYR  – Malaysian Ringgit
NOK  – Norwegian Krone
NZD  – New Zealand Dollar
PEN  –  Peruvian Nuevo Sol
PHP  – Philippine Peso
PLN  –  Polish Zloty
RON  – Romanian New Leu
RUB  – Russian Ruble
SEK  – Swedish Krona
SGD  – Singapore Dollar
THB  – Thai Baht
TRY  – Turkish Lira
USD  – United States Dollar
ZAR  – South African Rand
See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$209,458
Credit Contracts	Investments in securities at value*	23,038
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,559,615
Interest rate contracts	Net Assets — Unrealized appreciation**	1,595,848
Credit Contracts	Net Assets — Unrealized appreciation***	107,778
Interest rate contracts	Net Assets — Unrealized appreciation***	1,642,611
Interest rate contracts	Unrealized appreciation on OTC swap agreements	26,783
Total Asset Derivatives		$5,165,131
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$879,146
Interest rate contracts	Unrealized depreciation on OTC swap agreements	9,026
Interest rate contracts	Net Assets — Unrealized depreciation**	145,187
Interest rate contracts	Net Assets — Unrealized depreciation***	4,411,938
Foreign exchange contracts	Written options, at fair value	71,584
Total Liability Derivatives		$5,516,881

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

***
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table within the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$2,019,202	$12,271	$2,031,473
Equity contracts	(92,195)	—	(28,464)	—	—	(120,659)
Foreign exchange contracts	(218,908)	4,113,601	—	(125,914)	130,916	3,899,695
Interest rate contracts	122,712	—	(2,855,148)	(3,580,750)	3,084,253	(3,228,933)
Total	$(188,391)	$4,113,601	$(2,883,612)	$(1,687,462)	$3,227,440	$2,581,576
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$(36,948)	$—	$—	$(157,966)	$—	$(194,914)
Equity contracts	—	—	—	—	—	—
Foreign exchange contracts	39,029	595,623	—	24,947	(70,924)	588,675
Interest rate contracts	(3,240)	—	2,103,128	(2,641,319)	(123,298)	(664,729)
Total	$(1,159)	$595,623	$2,103,128	$(2,774,338)	$(194,222)	$(270,968)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Bond Fund	as of October 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
	Barclays Bank PLC	BNP Paribas	Brown Brothers Harriman & Co.	Citibank N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HBSC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	Totals
Assets:
Purchased options	$—	$—	$—	$163,323	$—	$—	$—	$—	$—	$69,173	$—	$—	$232,496
Forward foreign currency contracts	35,162	224,954	356,231	98,258	—	104	2,750	52,770	—	627,791	83,030	78,565	1,559,615
Total return swaps	—	26,332	—	451	—	—	—	—	—	—	—	—	26,783
Total Assets	$35,162	$251,286	$356,231	$262,032	$—	$104	$2,750	$52,770	$—	$696,964	$83,030	$78,565	$1,818,894
Liabilities:
Forward foreign currency contracts	$3,219	$338,100	$92,260	$106,836	$3,210	$—	$3,241	$16,786	$1,551	$197,111	$39,562	$77,270	$879,146
Total return swaps	—	9,026	—	—	—	—	—	—	—	—	—	—	9,026
Written options	—	—	—	71,584	—	—	—	—	—	—	—	—	71,584
Total Liabilities	$3,219	$347,126	$92,260	$178,420	$3,210	$—	$3,241	$16,786	$1,551	$197,111	$39,562	$77,270	$959,756
Net OTC derivative instruments by counterparty, at fair value	$31,943	$(95,840)	$263,971	$83,612	$(3,210)	$104	$(491)	$35,984	$(1,551)	$499,853	$43,468	$1,295	$859,138
Total cash collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(499,853)	$—	$—	$(499,853)
Net Exposure(1)(2)	$31,943	$(95,840)	$263,971	$83,612	$(3,210)	$104	$(491)	$35,984	$(1,551)	$—	$43,468	$1,295	$359,285

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2020, the Fund had received $650,000 in cash collateral from Morgan Stanley Capital Services LLC. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $350,821,600.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$17,212,408
Gross Unrealized Depreciation	(11,340,040)
Net Unrealized Appreciation	$5,872,368
See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Australia: 2.9%
30,194	Rio Tinto Ltd.	$1,964,233	0.8
772,681	Other Securities	5,134,479	2.1
		7,098,712	2.9
	Belgium: 0.4%
10,777	Other Securities	1,064,458	0.4

	Canada: 4.2%
17,086	Waste Connections, Inc.	1,696,982	0.7
204,724 (1)(2)	Other Securities	8,604,690	3.5
		10,301,672	4.2
	China: 0.4%
12,420,000 (1)(2)	Other Securities	888,796	0.4

	Denmark: 1.7%
33,495	Novo Nordisk A/S	2,135,831	0.8
15,567	Other Securities	2,141,859	0.9
		4,277,690	1.7
	Finland: 0.8%
30,744	Other Securities	2,078,637	0.8

	France: 0.7%
100,060 (1)	Other Securities	1,619,780	0.7

	Germany: 0.8%
41,559	Deutsche Post AG	1,842,636	0.8

	Hong Kong: 1.7%
765,000	Other Securities	4,224,997	1.7

	Ireland: 1.2%
22,985	Medtronic PLC	2,311,602	1.0
15,397	Other Securities	580,143	0.2
		2,891,745	1.2
	Israel: 0.2%
113,570	Other Securities	535,260	0.2

	Italy: 2.1%
781,703(1)	Other Securities	5,216,398	2.1

	Japan: 8.9%
33,200	Fuji Film Holdings Corp.	1,692,953	0.7
3,400	Nintendo Co., Ltd.	1,838,342	0.7
147,300	SoftBank Corp.	1,714,200	0.7
642,600	Other Securities	16,665,562	6.8
		21,911,057	8.9
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Netherlands: 1.4%
34,572	Unilever NV	$1,948,946	0.8
177,904	Other Securities	1,429,704	0.6
		3,378,650	1.4
	New Zealand: 0.1%
110,084	Other Securities	326,693	0.1

	Norway: 0.2%
39,740	Other Securities	375,138	0.2

	Singapore: 0.3%
98,500	Other Securities	624,722	0.3

	Spain: 1.0%
118,842 (3)	Other Securities	2,556,432	1.0

	Sweden: 0.5%
64,712	Other Securities	1,106,935	0.5

	Switzerland: 3.1%
15,652	Nestle SA	1,760,505	0.7
8,103	Roche Holding AG	2,603,749	1.1
31,678	Other Securities	3,287,549	1.3
		7,651,803	3.1
	United Kingdom: 2.9%
100,303	GlaxoSmithKline PLC	1,674,915	0.7
742,886	Other Securities	5,393,582	2.2
		7,068,497	2.9
	United States: 63.1%
26,214	AbbVie, Inc.	2,230,811	0.9
23,070	Activision Blizzard, Inc.	1,747,091	0.7
6,743	Air Products & Chemicals, Inc.	1,862,686	0.8
10,017	Amgen, Inc.	2,173,088	0.9
81,897	AT&T, Inc.	2,212,857	0.9
38,694	Bristol-Myers Squibb Co.	2,261,664	0.9
12,313	Broadridge Financial Solutions, Inc. ADR	1,694,269	0.7
64,705	Cisco Systems, Inc.	2,322,909	0.9
8,997	Dollar General Corp.	1,877,764	0.8
35,676	eBay, Inc.	1,699,248	0.7
29,482	General Mills, Inc.	1,742,976	0.7
13,575	Honeywell International, Inc.	2,239,196	0.9
56,020	Intel Corp.	2,480,566	1.0

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
16,670	International Business Machines Corp.	1,861,372	0.8
6,482	Intuit, Inc.	$2,039,756	0.8
25,524	Johnson & Johnson	3,499,596	1.4
19,357	JPMorgan Chase & Co.	1,897,760	0.8
13,215	Kimberly-Clark Corp.	1,752,177	0.7
9,085	McDonald’s Corp.	1,935,105	0.8
33,570	Merck & Co., Inc.	2,524,800	1.0
48,040	Microsoft Corp.	9,726,659	4.0
11,230	Motorola Solutions, Inc.	1,775,014	0.7
38,121	Oracle Corp.	2,138,969	0.9
15,464	Packaging Corp. of America	1,770,473	0.7
20,337	Paychex, Inc.	1,672,718	0.7
20,050	PepsiCo, Inc.	2,672,464	1.1
75,632	Pfizer, Inc.	2,683,423	1.1
24,394	Philip Morris International, Inc.	1,732,462	0.7
24,297	Procter & Gamble Co.	3,331,119	1.4
20,393	Progressive Corp.	1,874,117	0.8
16,857	Qualcomm, Inc.	2,079,479	0.8
13,286	Target Corp.	2,022,395	0.8
16,788	Texas Instruments, Inc.	2,427,377	1.0
50,143	Verizon Communications, Inc.	2,857,650	1.2
15,783	Waste Management, Inc.	1,703,144	0.7
17,523	Xilinx, Inc.	2,079,805	0.9
12,663	Zoetis, Inc.	2,007,719	0.8
1,306,122	Other Securities	67,981,425	27.7
		154,592,103	63.1
	Total Common Stock
	(Cost $232,097,371)	241,632,811	98.6

EXCHANGE-TRADED FUNDS: 1.1%
5,600	SPDR S&P 500 ETF Trust	1,828,624	0.7
14,542	Other Securities	892,733	0.4
	Total Exchange-Traded Funds
	(Cost $2,828,779)	2,721,357	1.1
	Total Long-Term Investments (Cost $234,926,150)	244,354,168	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreements: 0.3%
611,366 (4)	Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $611,371, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $623,593, due 10/31/20-08/20/70) (Cost $611,366)	$611,366	0.3
Shares		Value	Percentage of Net Assets

	Mutual Funds: 0.1%
352,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)%
	(Cost $352,000)	352,000	0.1
	Total Short-Term Investments
	(Cost $963,366)	963,366	0.4
	Total Investments in Securities (Cost $235,889,516)	$245,317,534	100.1
	Liabilities in Excess of Other Assets	(248,569)	(0.1)
	Net Assets	$245,068,965	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2020 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR American Depositary Receipt
(1)
The grouping contains non-income producing securities.

(2)
The grouping contains Level 3 securities.

(3)
The grouping contains securities on loan.

(4)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of October 31, 2020.

Sector Diversification	Percentage of Net Assets
Information Technology	25.5%
Health Care	14.4
Consumer Staples	10.6
Industrials	10.3
Financials	10.0
Communication Services	8.7
Materials	6.4
Utilities	5.4
Consumer Discretionary	5.0
Energy	1.4
Exchange-Traded Funds	1.1
Real Estate	0.9
Short-Term Investments	0.4
Liabilities in Excess of Other Assets	(0.1)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

Voya Global High Dividend Low	SUMMARY PORTFOLIO OF INVESTMENTS
Volatility Fund	as of October 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,098,712	$—	$7,098,712
Belgium	—	1,064,458	—	1,064,458
Canada	10,301,672	—	—	10,301,672
China	—	888,796	—	888,796
Denmark	—	4,277,690	—	4,277,690
Finland	—	2,078,637	—	2,078,637
France	—	1,619,780	—	1,619,780
Germany	—	1,842,636	—	1,842,636
Hong Kong	—	4,224,997	—	4,224,997
Ireland	2,311,602	580,143	—	2,891,745
Israel	—	535,260	—	535,260
Italy	—	5,216,398	—	5,216,398
Japan	744,066	21,166,991	—	21,911,057
Netherlands	—	3,378,650	—	3,378,650
New Zealand	—	326,693	—	326,693
Norway	—	375,138	—	375,138
Singapore	—	624,722	—	624,722
Spain	—	2,556,432	—	2,556,432
Sweden	—	1,106,935	—	1,106,935
Switzerland	—	7,651,803	—	7,651,803
United Kingdom	—	7,068,497	—	7,068,497
United States	154,592,103	—	—	154,592,103
Total Common Stock	167,949,443	73,683,368	—	241,632,811
Exchange-Traded Funds	2,721,357	—	—	2,721,357
Short-Term Investments	352,000	611,366	—	963,366
Total Investments, at fair value	$171,022,800	$74,294,734	$—	$245,317,534

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $236,570,282.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$27,019,176
Gross Unrealized Depreciation	(18,226,647)
Net Unrealized Appreciation	$8,792,529
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 4.8%
242,576	iShares Global REIT ETF	$4,943,699	4.8
	Total Exchange-Traded Funds
	(Cost $4,436,090)	4,943,699	4.8
MUTUAL FUNDS: 95.2%
	Affiliated Investment Companies: 95.2%
1,864,109	Voya Global Bond Fund - Class R6	18,175,062	17.6
2,107,299	Voya GNMA Income Fund - Class R6	18,059,552	17.4
2,360,203	Voya High Yield Bond Fund - Class R6	18,244,366	17.6
1,683,480	Voya Intermediate Bond Fund - Class R6	17,945,895	17.3
95,656	Voya Large-Cap Growth Fund - Class R6	5,198,896	5.0
184,304 (1)	Voya MidCap Opportunities Fund - Class R6	5,306,112	5.1
405,207	Voya Multi-Manager Emerging Markets Equity Fund - Class I	5,283,893	5.1
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
557,276	Voya Multi-Manager International Factors Fund - Class I	$5,009,913	4.9
405,661	Voya Small Company Fund - Class R6	5,375,013	5.2
	Total Mutual Funds
	(Cost $92,705,503)	98,598,702	95.2
	Total Investments in Securities (Cost $97,141,593)	$103,542,401	100.0
	Assets in Excess of Other Liabilities	37,508	0.0
	Net Assets	$103,579,909	100.0

(1)
Non-income producing security.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$4,943,699	$—	$—	$4,943,699
Mutual Funds	98,598,702	—	—	98,598,702
Total Investments, at fair value	$103,542,401	$—	$—	$103,542,401

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Global Perspectives® Fund	as of October 31, 2020 (continued)

The following table provides transactions during the period ended October 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 10/31/19	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 10/31/20	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Corporate Leaders® 100 Fund - Class R6	$6,732,551	$13,591,530	$(19,874,228)	$(449,853)	$—	$142,268	$(6,707)	$508,132
Voya Global Bond Fund - Class R6	6,440,498	18,993,798	(7,529,297)	270,063	18,175,062	503,157	(428,773)	—
Voya GNMA Income Fund - Class I	6,412,264	18,329,612	(24,653,140)	(88,736)	—	234,162	167,285	—
Voya GNMA Income Fund - Class R6	—	18,490,060	(441,063)	10,555	18,059,552	100,273	4,021	—
Voya High Yield Bond Fund - Class R6	6,409,441	19,151,958	(7,292,300)	(24,733)	18,244,366	697,599	(793,022)	—
Voya Intermediate Bond Fund - Class R6	6,413,580	19,238,074	(7,656,499)	(49,260)	17,945,895	432,936	75,855	5,272
Voya Large-Cap Growth Fund - Class R6	—	9,759,500	(5,037,387)	476,783	5,198,896	—	557,291	—
Voya MidCap Opportunities Fund - Class R6	6,398,461	6,625,837	(9,119,343)	1,401,157	5,306,112	—	712,889	392,437
Voya Multi-Manager Emerging Markets Equity Fund - Class I	6,515,289	6,862,896	(8,930,277)	835,985	5,283,893	115,688	844,959	35,762
Voya Multi-Manager International Factors Fund - Class I	6,537,421	6,744,107	(9,028,817)	757,202	5,009,913	213,440	(119,940)	—
Voya Small Company Fund - Class R6	6,454,816	13,952,094	(16,648,019)	1,616,122	5,375,013	15,449	(351,148)	—
	$58,314,321	$151,739,466	$(116,210,370)	$4,755,285	$98,598,702	$2,454,972	$662,710	$941,603
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $97,878,278.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$5,664,123
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$5,664,123

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Australia: 7.9%
96,121	BlueScope Steel Ltd.	$992,802	0.8
52,260	Charter Hall Group	453,121	0.3
17,529	JB Hi-Fi Ltd.	585,739	0.5
84,112	Mineral Resources Ltd.	1,476,987	1.2
4,093,500 (1)(2)	Other Securities	6,495,514	5.1
		10,004,163	7.9
	Austria: 0.3%
15,986	Other Securities	437,188	0.3

	Azerbaijan: 0.0%
14,821	Other Securities	22,657	0.0

	Belgium: 0.4%
31,308 (1)(2)	Other Securities	519,331	0.4

	Canada: 7.3%
14,698	BRP, Inc.	793,866	0.6
10,000	Enghouse Systems Ltd.	496,210	0.4
14,623	Northland Power, Inc.	472,946	0.4
30,114 (3)	Real Matters, Inc.	525,972	0.4
1,169,029 (2)	Other Securities	6,999,885	5.5
		9,288,879	7.3
	China: 1.7%
1,354,300	Zhejiang Yankon Group Co. Ltd. – A Shares	795,882	0.6
5,222,920 (2)	Other Securities	1,365,387	1.1
		2,161,269	1.7
	Czech Republic: 0.2%
37,602 (4)	Avast PLC	231,075	0.2

	Denmark: 1.6%
1,450 (3)	ALK-Abello A/S	485,160	0.4
3,529 (3)(4)	Netcompany Group A/S	293,525	0.2
76,511 (1)(2)	Other Securities	1,209,213	1.0
		1,987,898	1.6
	Finland: 1.3%
177,443 (2)	Other Securities	1,675,683	1.3

	France: 6.1%
3,060	BioMerieux	455,630	0.4
3,848	Gecina S.A.	477,701	0.4
6,826	Ipsen SA	621,710	0.5
5,228 (4)	La Francaise des Jeux SAEM	196,113	0.1
5,146 (3)	Sopra Group SA	611,917	0.5
12,128 (3)	UbiSoft Entertainment	1,071,304	0.8
95,685 (1)(2)	Other Securities	4,348,457	3.4
		7,782,832	6.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany: 5.5%
6,693 (3)(4)	DWS Group GmbH & Co. KGaA	$227,263	0.2
21,325 (3)	HelloFresh SE	1,139,537	0.9
18,196	TAG Immobilien AG	536,227	0.4
150,389 (1)(2)	Other Securities	5,086,604	4.0
		6,989,631	5.5
	Greece: 0.1%
16,153 (2)	Other Securities	82,365	0.1

	Hong Kong: 2.5%
15,444,653 (2)(5)	Other Securities	3,164,209	2.5

	India: 0.2%
100,660 (2)(5)	Other Securities	238,605	0.2

	Indonesia: 0.0%
62,425	Other Securities	9,604	0.0

	Ireland: 0.5%
85,932 (2)	Other Securities	619,292	0.5

	Israel: 1.6%
23,554	Mizrahi Tefahot Bank Ltd.	459,308	0.3
328,352 (2)	Other Securities	1,613,305	1.3
		2,072,613	1.6
	Italy: 3.3%
31,121	Azimut Holding S.p.A.	524,582	0.4
27,294	Buzzi Unicem SpA	590,580	0.5
281,642 (1)(2)	Other Securities	3,053,226	2.4
		4,168,388	3.3
	Japan: 20.2%
58,900	AEON Financial Service Co., Ltd.	603,245	0.5
4,400	BayCurrent Consulting, Inc.	569,317	0.4
9,300	Capcom Co., Ltd.	508,632	0.4
19,800	GungHo Online Entertainment, Inc.	491,973	0.4
23,600	Infocom Corp.	854,878	0.7
17,300	Sushiro Global Holdings Ltd.	469,634	0.3
13,900	TOA Road Corp.	477,348	0.4
1,756,319 (2)	Other Securities	21,839,165	17.1
		25,814,192	20.2
	Liechtenstein: 0.0%
407	Other Securities	46,073	0.0

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Luxembourg: 0.0%
98	Other Securities	$8,059	0.0

	Malaysia: 0.2%
978,377 (2)	Other Securities	252,223	0.2

	Malta: 0.7%
91,992	Kindred Group PLC	699,797	0.6
25,518 (2)	Other Securities	130,218	0.1
		830,015	0.7
	Mexico: 0.0%
37,119 (2)	Other Securities	19,249	0.0

	Monaco: 0.3%
13,533 (2)	Other Securities	331,951	0.3

	Netherlands: 3.4%
4,997	ASM International NV	713,724	0.6
31,287	ASR Nederland NV	949,416	0.7
4,750 (4)	Euronext NV	494,576	0.4
6,243 (4)	Flow Traders	204,631	0.2
12,524 (4)	Intertrust NV	194,183	0.1
1,562 (3)(4)	Just Eat Takeaway.com NV	173,766	0.1
10,253 (3)(4)	Signify NV	363,932	0.3
580,858 (1)(2)(5)	Other Securities	1,251,554	1.0
		4,345,782	3.4
	New Zealand: 0.2%
147,347 (2)	Other Securities	230,279	0.2

	Norway: 0.4%
14,292 (4)	Entra ASA	186,839	0.1
47,557 (2)	Other Securities	359,298	0.3
		546,137	0.4
	Philippines: 0.0%
119,970	Other Securities	34,656	0.0

	Poland: 0.1%
3,307 (2)	Other Securities	128,478	0.1

	Portugal: 0.0%
5,397	Other Securities	40,562	0.0

	Singapore: 1.6%
775,000	IGG, Inc.	838,930	0.6
1,644,449	Other Securities	1,258,213	1.0
		2,097,143	1.6
	South Africa: 0.2%
335,577 (2)	Other Securities	210,127	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: 4.9%
4,128	Seegene, Inc.	$945,356	0.7
2,737 (3)	Soulbrain Co. Ltd./New	524,389	0.4
370,582 (2)	Other Securities	4,737,729	3.8
		6,207,474	4.9
	Spain: 1.8%
4,749	Pharma Mar SA	637,537	0.5
231,587 (2)	Other Securities	1,621,458	1.3
		2,258,995	1.8
	Sweden: 5.3%
25,263 (3)(4)	Dometic Group AB	273,080	0.2
57,558	Getinge AB	1,126,984	0.9
4,629 (3)	Stillfront Group AB	544,017	0.4
863,038 (1)(2)	Other Securities	4,814,848	3.8
		6,758,929	5.3
	Switzerland: 6.3%
13,159	Adecco Group AG	645,238	0.5
14,342	Logitech International SA	1,206,538	0.9
2,486 (3)	Sonova Holding AG – Reg	590,097	0.5
3,900	Tecan Group AG	1,850,662	1.5
6,789 (3)(4)	Wizz Air Holdings Plc	281,057	0.2
78,041 (1)(2)	Other Securities	3,409,065	2.7
		7,982,657	6.3
	Taiwan: 2.6%
115,000	General Interface Solution Holding Ltd.	457,296	0.4
1,430,000	Innolux Corp.	496,337	0.4
1,491,181 (2)	Other Securities	2,359,399	1.8
		3,313,032	2.6
	Thailand: 0.0%
367,986	Other Securities	49,566	0.0

	Turkey: 0.0%
23,578 (2)	Other Securities	44,232	0.0

	United Kingdom: 8.6%
31,032 (4)	Auto Trader Group PLC	233,313	0.2
71,490	B&M European Value Retail SA	448,667	0.3
29,032	Computacenter PLC	857,519	0.7
17,618	Future PLC	452,968	0.3
40,080	Hikma Pharmaceuticals PLC	1,303,145	1.0
46,046	Safestore Holdings PLC	479,340	0.4
2,075,997 (2)	Other Securities	7,221,394	5.7
		10,996,346	8.6

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States: 0.4%
30,450 (2)	Other Securities	$511,521	0.4
	Total Common Stock
	(Cost $115,537,365)	124,513,360	97.7
EXCHANGE-TRADED FUNDS: 0.6%
19,401	Vanguard FTSE Developed Markets ETF	765,369	0.6
	Total Exchange-Traded Funds
	(Cost $816,976)	765,369	0.6
PREFERRED STOCK: 1.1%
	Brazil: 0.3%
196,600	Other Securities	404,235	0.3

	Denmark: 0.0%
575	Other Securities	51,071	0.0

	Germany: 0.8%
7,874 (6)	Draegerwerk AG & Co. KGaA	632,665	0.5
19,148	Other Securities	359,294	0.3
		991,959	0.8
	South Africa: 0.0%
776	Other Securities	22,449	0.0

	United Kingdom: 0.0%
689,436 (2)	Other Securities	893	0.0
	Total Preferred Stock
	(Cost $1,385,645)	1,470,607	1.1
	Total Long-Term Investments
	(Cost $117,739,986)	126,749,336	99.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Repurchase Agreements: 1.4%
703,447 (7)	Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $703,452, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $717,516, due 10/31/20-08/20/70)	703,447	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (7)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $1,020,000, due 02/04/21-11/01/50)	$1,000,000	0.8
	Total Repurchase Agreements
	(Cost $1,703,447)	1,703,447	1.4
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
421,770	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)%
		(Cost $421,770)	421,770	0.3
		Total Short-Term Investments
		(Cost $2,125,217)	2,125,217	1.7
		Total Investments in Securities (Cost $119,865,203)	$128,874,553	101.1
		Liabilities in Excess of Other Assets	(1,373,992)	(1.1)
		Net Assets	$127,500,561	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2020 (continued)

(5)
The grouping contains Level 3 securities.

(6)
Security, or a portion of the security, is on loan.

(7)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of October 31, 2020.

Sector Diversification	Percentage of Net Assets
Information Technology	16.8%
Industrials	16.6
Health Care	13.5
Consumer Discretionary	12.9
Materials	10.9
Sector Diversification	Percentage of Net Assets
Financials	8.3
Real Estate	7.6
Communication Services	6.6
Consumer Staples	3.0
Utilities	1.5
Energy	1.1
Exchange-Traded Funds	0.6
Short-Term Investments	1.7
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$166,228	$9,837,935	$—	$10,004,163
Austria	34,825	402,363	—	437,188
Azerbaijan	22,657	—	—	22,657
Belgium	26,814	492,517	—	519,331
Canada	9,288,879	—	—	9,288,879
China	379,165	1,782,104	—	2,161,269
Czech Republic	—	231,075	—	231,075
Denmark	65,682	1,922,216	—	1,987,898
Finland	142,932	1,532,751	—	1,675,683
France	483,739	7,299,093	—	7,782,832
Germany	882,682	6,106,949	—	6,989,631
Greece	35,324	47,041	—	82,365
Hong Kong	32,887	3,131,322	—	3,164,209
India	—	238,605	—	238,605
Indonesia	9,604	—	—	9,604
Ireland	132,854	486,438	—	619,292
Israel	887,137	1,185,476	—	2,072,613
Italy	62,330	4,106,058	—	4,168,388
Japan	20,351	25,793,841	—	25,814,192
Liechtenstein	46,073	—	—	46,073
Luxembourg	—	8,059	—	8,059
Malaysia	7,314	244,909	—	252,223
Malta	18,489	811,526	—	830,015
Mexico	19,249	—	—	19,249
Monaco	331,951	—	—	331,951
Netherlands	129,624	4,216,158	—	4,345,782
New Zealand	—	230,279	—	230,279
Norway	31,633	514,504	—	546,137
Philippines	4,683	29,973	—	34,656
Poland	—	128,478	—	128,478
See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Portugal	—	40,562	—	40,562
Singapore	11,538	2,085,605	—	2,097,143
South Africa	184,086	26,041	—	210,127
South Korea	524,389	5,683,085	—	6,207,474
Spain	397,472	1,861,523	—	2,258,995
Sweden	488,232	6,270,697	—	6,758,929
Switzerland	148,500	7,834,157	—	7,982,657
Taiwan	—	3,313,032	—	3,313,032
Thailand	—	49,566	—	49,566
Turkey	10,830	33,402	—	44,232
United Kingdom	1,643,577	9,352,769	—	10,996,346
United States	511,521	—	—	511,521
Total Common Stock	17,183,251	107,330,109	—	124,513,360
Exchange-Traded Funds	765,369	—	—	765,369
Preferred Stock	449,755	1,020,852	—	1,470,607
Short-Term Investments	421,770	1,703,447	—	2,125,217
Total Investments, at fair value	$18,820,145	$110,054,408	$—	$128,874,553
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(11)	$—	$(11)
Total Liabilities	$—	$(11)	$—	$(11)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Small Cap Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 11,349	JPY 1,187,942	Bank of America N.A.	11/04/20	$(11)
				$(11)
Currency Abbreviations
JPY	–	Japanese Yen
USD	–	United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$11
Total Liability Derivatives		$11

See Accompanying Notes to Financial Statements

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Small Cap Fund	as of October 31, 2020 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(8,421)
Total	$(8,421)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$17
Total	$17
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
Bank of America N.A.
Liabilities:
Forward foreign currency contracts	$11
Total Liabilities	$11
Net OTC derivative instruments by counterparty, at fair value	$(11)
Total cash collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$(11)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $121,399,772.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$21,537,314
Gross Unrealized Depreciation	(13,788,885)
Net Unrealized Appreciation	$7,748,429
See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.2%
	Communication Services: 19.0%
112,400 (1)	Mail.ru Group Ltd. GDR	$2,943,765	4.7
393,000	Mobile TeleSystems PJSC ADR	3,073,260	4.9
101,300 (1)	Yandex NV	5,831,841	9.3
		11,848,866	18.9

	Consumer Staples: 6.2%
111,000	X5 Retail Group N.V. – FIVEL GDR	3,901,601	6.3

	Energy: 15.0%
1,160,000	Gazprom PJSC	2,260,117	3.6
41,800	Lukoil PJSC ADR	2,135,562	3.4
15,000	Lukoil PJSC	766,816	1.2
12,800	Novatek PJSC GDR	1,543,337	2.5
80,000	Novatek PJSC	963,017	1.6
330,000	Tatneft PJSC	1,707,037	2.7
		9,375,886	15.0

	Financials: 10.3%
300,000	Halyk Savings Bank of Kazakhstan JSC GDR	2,986,557	4.8
1,050,000	Sberbank of Russia PJSC	2,661,180	4.2
80,000	Sberbank PAO ADR	808,800	1.3
		6,456,537	10.3

	Industrials: 0.6%
280,000 (1)	Sovcomflot OAO	345,719	0.6

	Information Technology: 11.3%
14,600 (1)	EPAM Systems, Inc.	4,510,670	7.2
176,000	QIWI plc ADR	2,567,840	4.1
		7,078,510	11.3

	Materials: 28.9%
350,000	Evraz PLC	1,629,846	2.6
458,000	Kinross Gold Corp.	3,643,924	5.9
23,750	MMC Norilsk Nickel OJSC	5,652,681	9.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials (continued)
149,000	PhosAgro OJSC GDR	$1,716,846	2.7
37,500	PhosAgro PJSC	1,332,652	2.1
190,000	Polymetal International PLC	4,038,374	6.5
		18,014,323	28.9

	Utilities: 4.9%
56,300,000	OGK-4 OJSC	1,834,099	2.9
133,000,000	RusHydro JSC	1,210,835	2.0
		3,044,934	4.9
	Total Common Stock
	(Cost $50,205,121)	60,066,376	96.2
PREFERRED STOCK: 2.2%
	Energy: 2.2%
270,000	Tatneft	1,355,000	2.2
	Total Preferred Stock
	(Cost $745,963)	1,355,000	2.2
	Total Long-Term Investments
	(Cost $50,951,084)	61,421,376	98.4
SHORT-TERM INVESTMENTS: 1.5%
	Mutual Funds: 1.5%
951,702 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)%
	(Cost $951,702)	951,702	1.5
	Total Short-Term Investments
	(Cost $951,702)	951,702	1.5
	Total Investments in Securities (Cost $51,902,786)	$62,373,078	99.9
	Assets in Excess of Other Liabilities	68,333	0.1
	Net Assets	$62,441,411	100.0

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Russia Fund	as of October 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Communication Services	$8,905,101	$2,943,765	$—	$11,848,866
Consumer Staples	—	3,901,601	—	3,901,601
Energy	2,135,562	7,240,324	—	9,375,886
Financials	808,800	5,647,737	—	6,456,537
Industrials	345,719	—	—	345,719
Information Technology	7,078,510	—	—	7,078,510
Materials	3,643,924	14,370,399	—	18,014,323
Utilities	—	3,044,934	—	3,044,934
Total Common Stock	22,917,616	37,148,760	—	60,066,376
Preferred Stock	—	1,355,000	—	1,355,000
Short-Term Investments	951,702	—	—	951,702
Total Investments, at fair value	$23,869,318	$38,503,760	$—	$62,373,078

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $52,227,188.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,118,083
Gross Unrealized Depreciation	(3,969,612)
Net Unrealized Appreciation	$10,148,471
See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Diversified Emerging Markets Debt Fund
Class A	NII	$0.2951
Class C	NII	$0.2262
Class I	NII	$0.3194
Class W	NII	$0.3212
All Classes	STCG	$0.0356
Voya Global Bond Fund
Class A	NII	$0.3187
Class C	NII	$0.2447
Class I	NII	$0.3405
Class P	NII	$0.3917
Class P3	NII	$0.4039
Class R	NII	$0.2829
Class R6	NII	$0.3436
Class W	NII	$0.3219
All Classes	STCG	$0.0562
All Classes	ROC	$0.0535
Voya Global High Dividend Low Volatility Fund
Class A	NII	$0.7321
Class C	NII	$0.4691
Class I	NII	$0.8208
Class R6	NII	$0.6695
Class W	NII	$0.8187
Fund Name	Type	Per Share Amount
Voya Global High Dividend Low Volatility Fund (continued)
All Classes, except R6	ROC	$0.0169
Class R6(1)	ROC	$0.0140
Voya Global Perspectives® Fund
Class A	NII	$0.2766
Class C	NII	$0.1687
Class I	NII	$0.2933
Class R	NII	$0.2342
Class W	NII	$0.2929
All Classes	STCG	$0.0073
All Classes	LTCG	$0.2555
Voya Multi-Manager International Small Cap Fund
Class A	NII	$1.1190
Class C	NII	$0.7481
Class I	NII	$1.3024
Class P3	NII	$0.8966
Class W	NII	$1.2511
Voya Russia Fund
Class A	NII	$1.6802
Class I	NII	$1.7997
Class W	NII	$1.7680
All Classes	LTCG	$1.5094

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
ROC – Return of capital
(1)
Class launched February 28, 2020.

Of the ordinary distributions made during the year ended October 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Global High Dividend Low Volatility Fund	86.68%
Voya Global Perspectives® Fund	9.03%
For the year ended October 31, 2020, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya Global High Dividend Low Volatility Fund	100.00%
Voya Global Perspectives® Fund	19.84%
Voya Multi-Manager International Small Cap Fund	98.66%
Voya Russia Fund	100.00%

TAX INFORMATION (Unaudited) (continued)

The Funds designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Global Perspectives® Fund	$1,483,997
Voya Russia Fund	$3,482,955
The Funds designate the following amount as Section 199A dividends:
Voya Global High Dividend Low Volatility Fund	$603,471
Voya Global Perspectives® Fund	$82,338
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Global Perspectives® Fund	$27,545	$0.0032	8.23%
Voya Multi-Manager International Small Cap Fund	$282,890	$0.1216	88.88%
Voya Russia Fund	$321,717	$0.1482	99.15%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	134	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	134	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	134	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	134	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	134	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	134	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	134	None.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	134	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2020.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March
2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 –
Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018-Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Chief Administrative Officer, Voya Investment Management (September 2017-Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 –
Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166211         (1020-122220)

Annual Report
October 31, 2020
Classes A, C, I, P, P3, R, R6, and W
■
Voya International High Dividend Low Volatility Fund

■
Voya Multi-Manager Emerging Markets Equity Fund

■
Voya Multi-Manager International Equity Fund

■
Voya Multi-Manager International Factors Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from each Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let each Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Funds’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. This report contains a summary portfolio of investments for the Funds. The Funds’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Near-term Stress, Long-term Hope
Dear Shareholder,
Stock markets continued their autumn decline in October, delivering mixed results as coronavirus cases resurged and policymakers failed to agree on a new package of fiscal stimulus to relieve pandemic stresses on the economy. For the one-year period ending October 31, 2020, the S&P 500® Index lost ground but the Dow Jones Industrial Average managed a slight gain. Gauged by market capitalization, large-cap stocks significantly outperformed their mid- and small-cap counterparts. Though non-U.S. developed markets sustained losses, emerging markets posted gains. Fixed income assets broadly delivered positive returns for the reporting period.
From an economic perspective, in our view, the labor markets are still soft. It appears to us that companies hindered by social distancing measures haven’t hired back many employees. Nevertheless, in our opinion consumer spending has been resilient, and housing continues to benefit from record low mortgage rates and wide availability of credit. Although many companies and individuals face very difficult times, we believe those that are doing well will continue to keep consumption afloat and economic output above recessionary levels. What’s more, the U.S. Federal Reserve Board has said it is intent on maintaining extremely easy financial conditions, which we believe potentially would be supportive of financial markets.
Despite the less than ideal economic backdrop, we continue to believe that staying invested will be rewarded over time, and that trying to time market exits or re-entries will not. We remain convinced that diversifying portfolios as broadly as possible offers the most likely path to realizing long-term investment goals. Should your long-term needs change, discuss them thoroughly with your financial advisor before making any shifts of your portfolio strategy. While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 18, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
MSCI All Country World (ex-U.S.) IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance in global developed and emerging markets, excluding the U.S. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
2

Portfolio Managers’ Report	Voya International High Dividend Low Volatility Fund

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

Japan	26.8%
United Kingdom	11.8%
Switzerland	10.6%
Australia	7.4%
France	7.3%
Germany	6.0%
Italy	4.4%
Netherlands	4.3%
Denmark	3.9%
Hong Kong	3.8%
Countries between 0.3% – 2.5%^	10.7%
Assets in Excess of Other Liabilities*	3.0%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 10 countries, which each represents 0.3% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya International High Dividend Low Volatility Fund (the “Fund”)* seeks maximum total return. The Fund is managed by Vincent Costa, CFA, Steve Wetter, Kai Yee Wong, and Peg DiOrio, CFA, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance**: For the year ended October 31, 2020, the Fund’s Class A shares, excluding sales charges, provided a total return of  -12.22% compared to the MSCI EAFE® Index (the “Index” or “MSCI EAFE®”) which returned -6.86%.
Portfolio Specifics: For the reporting period, the Fund underperformed its Index, the MSCI EAFE®. In terms of the Fund’s performance, dividend yield and the smaller market capitalization detracted from performance. Conversely, the Fund's low beta and stock ranking model contributed positively to results, despite negative performance from the valuation signal. Regionally, portfolio holdings within Japan and Europe detracted the most from performance. On the sector level, portfolio holdings within the industrials, consumer discretionary and information technology sectors detracted the most value. The detractors included not owning ASML Holding NV and SoftBank Group Corp., as well as the overweight to NatWest Group Plc. By contrast, stock selection was strongest within the financials and consumer staples sectors. The key contributors included not owning HSBC Holdings Plc and Royal Dutch Shell Plc, as well as an overweight position in Pandora A/S.
Current Strategy and Outlook: This is an actively managed investment
Top Ten Holdings as of October 31, 2020 (as a percentage of net assets)

Nestle SA	3.1%
Roche Holding AG	2.2%
iShares MSCI EAFE ETF	2.0%
Novartis AG	1.6%
Novo Nordisk A/S	1.4%
Sanofi	1.3%
Nintendo Co., Ltd.	1.2%
Rio Tinto Ltd.	1.2%
Unilever NV	1.2%
NTT DoCoMo, Inc.	1.2%
Portfolio holdings are subject to change daily.
strategy that seeks to maximize total return to the extent consistent with maintaining lower volatility than the Index. The investment process seeks to create a universe of sustainable dividend-paying stocks and utilizes fundamentally driven sector-specific alpha models to identify what the sub-adviser considers to be the most attractive stocks within each sector. The Fund is optimized in seeking to achieve its dividend, alpha and volatility objectives.

*
On November 19, 2020, the Fund’s Board of Trustees approved changes with respect to the Fund’s principal investment strategies and primary benchmark, effective on or about December 31, 2020.

**
Effective November 19, 2020, the Fund’s Board of Trustees approved changing the Fund’s benchmark from the MSCI EAFE® to the MSCI EAFE® Value Index on or about December 31, 2020 because the MSCI EAFE® Value Index is considered by the sub-adviser to be a more appropriate benchmark reflecting the type of securities in which the Fund invests.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
3

Voya International High Dividend Low Volatility Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	Since Inception of Classes A & I December 6, 2016	Since Inception of Class P3 February 28, 2019
Including Sales Charge:
Class A(1)	-17.23%	-0.66%	—
Class I	-11.78%	1.17%	—
Class P3	-11.27%	—	-4.48%
Class R6(2)	-11.88%	1.14%	—
Excluding Sales Charge:
Class A	-12.22%	0.86%	—
Class I	-11.78%	1.17%	—
Class P3	-11.27%	—	-4.48%
Class R6(2)	-11.88%	1.14%	—
MSCI EAFE®	-6.86%	4.70%	-0.25%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya International High Dividend Low Volatility Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Class R6 incepted on February 28, 2020. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

4

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

China	36.4%
Taiwan	14.2%
South Korea	10.4%
India	10.2%
Brazil	4.5%
Russia	4.2%
Mexico	2.8%
South Africa	2.0%
Netherlands	1.7%
Philippines	1.5%
Countries between 0.0% – 1.3%^	11.8%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 22 countries, which each represents 0.0% – 1.3% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager Emerging Markets Equity Fund (the “Fund”) seeks long-term capital appreciation. The Fund’s assets are managed by three sub-advisers — Voya Investment Management Co. LLC (“Voya IM”), Van Eck Associates Corporation (“Van Eck”), and Delaware Investments Fund Advisers (“Delaware”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: David A. Semple, Portfolio Manager, and Angus Shillington, Assistant Portfolio Manager, of the Sleeve that is managed by Van Eck; Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer, Emerging Markets and Healthcare, of the Sleeve that is managed by Delaware, and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM .
Performance: For the year ended October 31, 2020, the Fund’s Class A shares provided a total return of 7.58%, compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 8.25% for the same period.
Portfolio Specifics: Delaware Sleeve — The Sleeve outperformed the MSCI EM IndexSM by approximately 795 basis points (7.95%) for the year ended October 31, 2020. In India, stock selection was favorable as shares of Reliance Industries outperformed. The company gained market share in the telecom business, improved profitability in the retail business, and deleveraged the balance sheet.
In China, shares of JD.com outperformed as the company benefited from strong e-commerce demand. Shares of white liquor companies Kweichow Moutai Co. Ltd. and Wuliangye Yibin Co. Ltd. outperformed as pricing in the premium segment remained, in our opinion, resilient.
Top Ten Holdings as of October 31, 2020 (as a percentage of net assets)

Alibaba Group Holding Ltd. ADR	6.5%
Tencent Holdings Ltd.	6.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	4.9%
Reliance Industries Ltd.	4.0%
Wuliangye Yibin Co. Ltd. - A Shares	2.7%
Samsung Electronics Co., Ltd.	2.5%
Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	1.8%
SK Hynix, Inc.	1.8%
JD.com, Inc. ADR	1.7%
Prosus NV	1.7%
Portfolio holdings are subject to change daily.
In Taiwan, shares of Mediatek outperformed as growing demand for 5G products has improved the company’s profitability. Shares of Taiwan Semiconductor Manufacturing Co. Ltd. outperformed as demand for the company’s leading-edge technology has, in our view, been resilient.
The Sleeve’s underweight position in South Africa was favorable in terms of asset allocation.
Conversely, the Sleeve’s holdings in South Korea detracted the most from relative performance due to unfavorable stock selection. Shares of SK Hynix underperformed due to concerns about weakening demand for memory chips. Additionally, SK Telecom detracted from relative performance. The combination of regulatory pressure on pricing and the company’s investment in 5G infrastructure weighed on profitability. We believe earnings performance will improve in the coming years, supported by 5G adoption and contribution from the company’s investment in SK Hynix.
In Mexico, a weaker macroeconomic outlook weighed on shares of Banco Santander Mexico SA. Shares of Grupo Televisa sold off as leveraged companies were more severely punished in the first half of 2020, and advertising was negatively impacted by the weak economy. We believe that these franchises all remain fundamentally sound and that valuations already reflect weakness in their business outlooks.
Elsewhere, in Brazil, shares of BRF underperformed due to concerns about the company’s leverage. In Russia, Gazprom underperformed due to weakening demand in the energy sector. We believe Gazprom remains highly cost-competitive and profitable. Finally, lack of exposure to Meituan Dianping in China was unfavorable as this company significantly outperformed during the period.
Van Eck Sleeve — The Sleeve underperformed the MSCI EM IndexSM by approximately 54 basis points (-0.54%) for the year ended October 31, 2020. During the period under review, overall optimism about the prospects for the asset class gave way to the global pandemic, vaccine availability, the U.S. election and somewhat negative investor sentiment towards emerging markets (“EM”). When 2019 neared its end, we started to see a move towards resolution of the U.S./China trade debacle, albeit that matters were really getting down to the wire, especially as the final set of tariff goods were very consumption-oriented. Stock selection was again the main contributor to the Sleeve’s outperformance relative to its benchmark. On a sector level, exposures in energy, communication services and Industrials contributed to the Sleeve’s relative performance; whereas financials, health care and information technology detracted. On a country level, investments in companies from China, Russia and Germany (Delivery Hero) helped the Sleeve’s performance on a relative basis; while India, UAE and Philippines detracted. On an issuer level, A-Living Services, Delivery Hero and Samsung SDI were top contributors on an absolute basis; whereas NMC Health, IRB Brasil Resseguros SA and Regional, S.A.B. de C.V. Class A detracted.

5

Voya Multi-Manager Emerging Markets Equity Fund	Portfolio Managers’ Report

Voya IM Sleeve — The Sleeve underperformed the MSCI EM IndexSM by an estimated 1,515 basis points (-15.15%) for the year ended October 31, 2020. The Sleeve employs a “passive management” approach designed to track the performance of the FTSE Emerging Plus Korea Select Factor Index (“FTSE Index”). For the reporting period, the Sleeve closely tracked the FTSE Index. The most significant detractors included underweights of the information technology and consumer discretionary sectors. Significant contributors included underweights of the utilities energy sectors, and an overweight of the communications services sector. Sector allocations and sector returns reflected differences between the FTSE Index and MSCI EM IndexSM.
Current Strategy & Outlook: Delaware Sleeve — Our strategy remains centered on identifying individual companies that we believe possess sustainable franchises and favorable long-term growth prospects, and that trade at significant discounts to their intrinsic value. We are particularly focused on companies that we believe could benefit from long-term changes in how people in emerging markets live and work.
Among countries, we currently hold overweight positions in South Korea, Russia, Brazil, and Mexico. Conversely, we are currently underweight China, South Africa, Saudi Arabia, and Thailand. Sectors we currently favor include communication services, consumer staples, technology, and energy (largely due to our holding of Reliance Industries). We are most underweight to financials.
Van Eck Sleeve — The global pandemic has accelerated growth in certain sectors and industries such as e-commerce, data centers, telemedicine, video gaming and fintech with disruption timelines shortening. This acceleration trend has been positive for the Sleeve, as we have always been forward looking, focused primarily on many of these structural growth areas.
As the beginning of 2020 unfolded, so did the global reach of COVID-19 and its impact on emerging markets’ economies. As is often the case in times of heightened risk, significant market turbulence disproportionately affected small- and mid-cap stocks in EM in the first quarter of 2020. As markets normalize, we believe it is reasonable to expect relative outperformance from these smaller stocks. In the second quarter, with EM entering the stabilization phase and continued government support (in the form of monetary and fiscal policy), together with easing of COVID-19 restrictions, those stocks were able to recover, as we anticipated. As the third quarter approached, so did the ongoing rebound of EM economies. EM are in the process of economic healing, despite the uneven impact of the pandemic. Easing of virus restrictions, coupled with supportive EM government policies, boosted growth across emerging markets. Indeed, EM governments around the world continued offering fiscal stimuli, including discretionary easing and loan guarantees. Additionally, our expectation is that core EM central banks will maintain their commitments to keep monetary policy accommodative well into 2021.
Clearly, we are in extraordinary times. We expect a bumpy first half in the fourth quarter of 2020, primarily driven by uncertainty surrounding vaccine news flows, the U.S. election and somewhat negative investor sentiment towards emerging markets. But we expect a stronger finish to the year and a more optimistic one year outlook, once vaccines are available, the U.S. election is over and investors feel more confident in the outlook for emerging markets. A key driver of our outlook for the end of 2020 and beyond is an expectation of global growth recovery, boosted by a timely introduction of a COVID-19 vaccine and its distribution schedule. Investing in emerging markets is for the long haul. Whilst we can’t say exactly how all businesses will recover from the pandemic, we can say, with conviction, that the Sleeve is well positioned for the future of emerging markets.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
6

Portfolio Managers’ Report	Voya Multi-Manager Emerging Markets Equity Fund

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	Since Inception of Classes A, C, I, R & W October 11, 2011	Since Inception of Class P3 June 1, 2018
Including Sales Charge:
Class A(1)	1.40%	6.76%	3.45%	—
Class C(2)	5.66%	7.23%	3.34%	—
Class I	7.93%	8.42%	4.49%	—
Class P(3)	8.93%	8.78%	4.68%	—
Class P3	9.18%	—	—	2.82%
Class R	7.20%	7.73%	3.86%	—
Class W	7.67%	8.29%	4.38%	—
Excluding Sales Charge:
Class A	7.58%	8.04%	4.13%	—
Class C	6.66%	7.23%	3.34%	—
Class I	7.93%	8.42%	4.49%	—
Class P(3)	8.93%	8.78%	4.68%	—
Class P3	9.18%	—	—	2.82%
Class R	7.20%	7.73%	3.86%	—
Class W	7.67%	8.29%	4.38%	—
MSCI EM IndexSM	8.25%	7.92%	4.64%	1.60%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager Emerging Markets Equity Fund against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(3)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective August 24, 2015, one new sub-adviser was added to the Fund.

7

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

Japan	14.4%
United Kingdom	13.2%
China	10.4%
Germany	8.9%
France	7.2%
Sweden	5.0%
South Korea	4.7%
Canada	4.6%
Switzerland	3.6%
Taiwan	2.5%
Countries between 0.1% – 2.5%^	23.9%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 24 countries, which each represents 0.1% – 2.5% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Equity Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by four sub-advisers — Baillie Gifford Overseas Limited (“Baillie Gifford”), Lazard Asset Management LLC (“Lazard”)*, Polaris Capital Management, LLC (“Polaris”), and Wellington Management Company LLP (“Wellington”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Gerard Callahan, Iain Campbell, Sophie Earnshaw, CFA, Joe Faraday, CFA, Moritz Sitte, CFA, Portfolio Managers of the Sleeve that is managed by Baillie Gifford; Bernard R. Horn, Jr., Sumanta Biswas, CFA, Jason Crawshaw and Bin Xiao, CFA, Portfolio Managers of the Sleeve that is managed by Polaris; Michael G. Fry, Michael Powers, Michael A. Bennett, Kevin Matthews, John R. Reinsberg, and Giles Edwards, Portfolio Managers of the Sleeve that is managed by Lazard; and Nicolas M. Choumenkovitch and Tara Connolly Stillwell, CFA, Portfolio Managers of the Sleeve that is managed by Wellington.
Performance: For the year ended October 31, 2020, the Fund’s Class I shares provided a total return of 0.89% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) IndexSM (“MSCI ACWI ex-U.S.SM”), which returned -6.86% and -2.61%, respectively, for the same period.
Portfolio Specifics: Baillie Gifford Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 2,422 basis points (24.22%) for the year ended October 31, 2020. Stock selection was the main contributor to outperformance over the period. The Covid-19 pandemic had a significant impact on the global economy and whilst this put increased strain on several areas, there were certain pockets which benefitted from the unusual environment. Looking at the sector level, the portfolio saw strong relative performance from holdings in the industrials, consumer discretionary and information technology sectors.
Top Ten Holdings as of October 31, 2020* (as a percentage of net assets)

Alibaba Group Holding Ltd. ADR	2.4%
Tencent Holdings Ltd.	1.9%
Samsung Electronics Co., Ltd.	1.8%
Zalando SE	1.6%
ASML Holding NV	1.2%
AIA Group Ltd.	1.2%
Adidas AG	1.1%
Keyence Corp.	1.1%
Mettler Toledo International, Inc.	1.1%
Nestle SA	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
At the stock level, Zalando was a contributor to performance. Europe’s leading online apparel retailer benefitted from an increased shift from offline to online retail, as consumer habits evolved during the lockdown period. Whilst the pandemic has certainly accelerated this change in behavior we belief that Zalando can continue to increase its customer base and expand into new territories. Other stock contributors include Sartorius, a German manufacturer of equipment used in the health care industry. It has benefitted from the current environment, but the long-term growth opportunity remains attractive.
Stocks which detracted from performance over the period include Shiseido and Treasury Wine Estates. Japanese cosmetics company, Shiseido, saw a fall in sales through duty free and inbound tourism as global travel restrictions curtailed customer spending. However, we have confidence in the management team’s ability to manage the business effectively. Treasury Wines Estates is an Australian business, which enjoys a global client base. Sales into China are an important source of revenue for the company and a deterioration in relations between Australia and China has impacted profits. We will continue to assess the long-term opportunity for the company.
Lazard Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 783 basis points (-7.83%) for the period beginning November 1, 2019 through July 27, 2020. In recent quarters, due to the widening valuation spread between growth and value styles, we had been finding more ideas further down the relative value curve, where cheaper valuations should have helped provide balance for the Sleeve in an increasingly unbalanced market. The overall valuation of the Sleeve has been getting cheaper as a result. However, the valuation tilt of the International Equity strategies has been met with a strong headwind from the continued outperformance of more expensive high-quality companies. While style extremes have been dominating markets in recent quarters, as the market volatility subsides, we believe companies with the combination of strong financial productivity whose stocks are trading at inexpensive valuations, will resume leadership.
Stock selection in the consumer discretionary sector hurt relative returns in the period. Compass Group lagged during the first quarter because a significant portion of their business was shut due to the COVD-19 crisis. Elsewhere, our performance was negatively impacted by a few stocks, including aerospace and defense company Safran and Canadian energy company Suncor, both in industries that were hit particularly hard by COVID-19 and the oil price war between Russia and Saudi Arabia in the first quarter.
In contrast, stock selection in the industrials sector was additive to relative returns. Notable performers include ABB and SAP. Lastly, stock selection in the communication services sector was additive to relative returns. Strong performers include Nintendo and Nexon.
Polaris Sleeve — The Sleeve underperformed the MSCI EAFE® by approximately 946 basis points (-9.46%) for the year ended October 31, 2020. The information technology (“IT”) sector was the largest contributor to returns during the period. However, the Sleeve’s positive performance in IT could not offset losses elsewhere in the portfolio. Financials, communication services and consumer staples were the largest detractors. The Sleeve had robust results in out-of-benchmark countries like China, India, Chile and Mexico; holdings in the United Kingdom, Japan, France and Germany impeded returns.

8

Portfolio Managers’ Report	Voya Multi-Manager International Equity Fund

Most of the top contributors were investments made at the beginning of the pandemic. Sleeve management conducted extensive research in January and February, deliberately redeploying capital to subsectors historically unattainable due to valuation. When stocks such as Dometic Group, Bunzl, Antofagasta, Ryanair Holdings, Zhongsheng Group Holdings, Amcor and HeidelbergCement AG dropped, Polaris snapped up these cash-flow heavy companies on the expectation of participating in a rebound. The decision was prescient as all seven posted double-digit returns.
Information technology was led by Infosys and Samsung Electronics. Infosys reported profits above expectations, citing good cost controls and flexibility/adaptation in serving clients in a COVID-19 contactless environment. Samsung’s DRAM chip spot prices turned positive, with major customers placing orders to rebuild inventory before the end of 2020, when demand is expected to outstrip supply.
Financials declined most, with a large swath of holdings down including Bancolombia, United Overseas Bank, Siam Commercial and Nordic institutions, Sparebank 1 SR, DNB ASA and Svenska Handelsbanken. COVID-19 underscored poor performance, as concerns swirled about a smaller deposit base, small business defaults and lower net interest margins. In our opinion, most banks are well capitalized, even with elevated loan loss provisions, having learned from the financial crisis of 2008-2009.
Wellington Sleeve — The Sleeve outperformed the MSCI ACWI ex-USSM by approximately 948 basis points (9.48%) for the year ended October 31, 2020. Security selection was the main driver of outperformance during the period. Sector allocation, a residual of our bottom-up stock selection process, also contributed.
Strong stock selection in communication services, consumer discretionary, and health care was partially offset by weaker selection in the energy, financials, and industrials sectors. Sector allocation effects contributed to relative performance primarily as a result of our underweight position to the energy and financial sectors. An overweight position to health care and, an underweight position to materials detracted from relative performance.
Current Strategy and Outlook: Baillie Gifford Sleeve — Macroeconomic forecasting is not an area where we think we can add value. Rather, we call on the wide range of resources at our disposal (including 130 investment analysts and links to more than 20 academic institutions around the globe) as we identify what we consider to be attractive businesses — with sustainable competitive advantages and run by trustworthy management teams — which are underappreciated by the increasingly myopic market. Our approach may sometimes be out of favor in the short run, but over more meaningful periods we strongly believe that a patient, bottom-up style is the best way to navigate the ever-changing investment landscape.
Polaris Sleeve — While we witnessed some improvement in economies like Germany and France, the second wave of COVID-19 dampened prospects. China remains the stalwart, back up to pre-COVID-19 economic activity level as businesses reopen, mobility increases and consumer spending rises. In this environment, we bolstered defensive names in the Sleeve portfolio that have higher return profiles and potentially lower downside risk. At the same time, we held onto some depressed cyclical companies with strong cash flows that may have significant upside potential as markets normalize. We believe that this multi-pronged investment approach may allow us to weather the pandemic, and lead to good performance in a recovery.
Wellington Sleeve — Markets continued to recover over the third quarter as the global economy emerged slowly from the pandemic lockdown. We continue to track COVID-19 infection trends and global economic recovery — especially shifts in consumption patterns, travel, stimulus, and consumer strength. Toward quarter-end, volatility resurfaced and the market sold off as some countries foreshadowed a second wave of lockdowns and U.S. election uncertainty loomed. We are mindful of equity market valuations and are spending time analyzing oversold travel related stocks, potential market share gainers across industries, and high-quality businesses with what we believe to be strong balance sheets.
With these guideposts and our continued focus on our philosophy and process, the Sleeve ended the period with overweight exposures to the information technology, industrials, and health care sectors. The Sleeve was most underweight the financials and consumer staples sectors, and had no exposure to the energy sector. Regionally, the Sleeve ended the period most overweight to developed europe and Middle East ex United Kingdom and most underweight to emerging markets.

*
Effective July 27, 2020, Lazard was removed as a Sub-Adviser to the Fund.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
9

Voya Multi-Manager International Equity Fund	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	Since Inception of Class I January 6, 2011	Since Inception of Class P3 June 1, 2018
Class I	0.89%	3.73%	3.97%	—
Class P(1)	1.67%	3.99%	4.11%	—
Class P3	1.84%	—	—	0.59%
MSCI EAFE®	-6.86%	2.85%	3.66%	-2.10%
MSCI ACWI ex-U.S.SM	-2.61%	4.26%	3.16%	-0.86%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Equity Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective July 1, 2013, two new sub-advisers were added to the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and two sub-advisers were removed. Effective July 27, 2020, one of the four sub-advisers was removed from the Fund.

10

Portfolio Managers’ Report	Voya multi-manager international Factors Fund

Geographic Diversification as of October 31, 2020 (as a percentage of net assets)

Japan	24.2%
United Kingdom	9.4%
Australia	8.5%
Switzerland	7.3%
Sweden	7.2%
Canada	5.3%
France	5.3%
Germany	4.8%
Netherlands	4.1%
Denmark	3.3%
Countries between 0.0% – 2.6%^	18.1%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments and exchange-traded funds.
^ Includes 25 countries, which each represents 0.0% – 2.6% of net assets.
Portfolio holdings are subject to change daily.
Voya Multi-Manager International Factors Fund (the “Fund”) seeks long-term growth of capital. The Fund’s assets are managed by two sub-advisers — PanAgora Asset Management, Inc. (“PanAgora”) and Voya Investment Management Co. LLC. (“Voya IM”) (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). Each manages a portion (“Sleeve”) of the Fund’s assets that is allocated to the Sub-Adviser. The following individuals are primarily responsible for the day-to-day management of their respective Sleeve: Jamie Lee, Ph. D. and George D. Mussalli, CFA, Portfolio Managers of the Sleeve that is managed by PanAgora; and Steve Wetter and Kai Yee Wong, Portfolio Managers of the Sleeve that is managed by Voya IM.
Performance: For the year ended October 31, 2020, the Fund’s Class I shares provided a total return of  -3.77% compared to the MSCI EAFE® Index (“MSCI EAFE®”) and the MSCI All Country World (ex-U.S.) Index SM (“MSCI ACWI ex-U.S.SM”), which returned -6.86% and -2.61%, respectively, for the same period.
Portfolio Specifics: PanAgora Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 46 basis points (0.46%) for the year ended October 31, 2020. The Dynamic Equity Alpha model performed well due to the performance achieved in the bottom alpha decile names (top alpha names is where the portfolio achieves majority of its weight). Value based factors did not perform well while Quality factors were mixed, and Momentum factors were positive on a decile spread basis.
Top Ten Holdings as of October 31, 2020* (as a percentage of net assets)

Nestle SA	1.2%
Roche Holding AG	1.1%
Investor AB - B Shares	0.9%
Kinnevik AB	0.9%
Schneider Electric SE	0.8%
Novo Nordisk A/S	0.7%
Rio Tinto PLC	0.7%
Koninklijke Ahold Delhaize NV	0.7%
Vestas Wind Systems A/S	0.7%
Unilever PLC	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
On a country basis, Japan and Canada were the largest detractors for the period. Japan detracted due to poor stock selection mainly in the consumer discretionary sector. Two of the largest security detractors in Japan were overweight positions in Nissan Motor Co and Subaru Corp. In Canada, information technology was the largest sector detractor due to poor stock selection. Within information technology, not held position Shopify Inc. was a top detractor followed by overweight position, CGI Inc. The Sleeve benefitted from strong stock selection in Denmark.
On a sector basis, the fund was hindered by disappointing stock selection within consumer discretionary and energy. In consumer discretionary, performance was weakest in Japan. Within energy, Canada detracted most. Minimizing underperformance, consumer staples and materials were the top sector contributors. In consumer staples, Netherlands contributed most. In materials, China was the top contributor.
Securities that detracted most were overweight positions in, Klepierre, Suncor Energy Inc., Eni Spa, Picc Property, and BNP Paribas. Securities that contributed most to performance were overweight positions Vestas Winds Systems, Schneider Electric, Z Holdings Corp, AP Moller-Maersk, and Koninnklijke Ahold.
Voya IM Sleeve — The Sleeve outperformed the MSCI EAFE® by approximately 474 basis points (4.74%) for the year ended October 31, 2020. The Sleeve employs a passive management approach designed to track the performance of a custom index, the FTSE Developed ex-U.S. Select Factor Index (“FTSE Index”). Based on the global industry classification standard (GICS) sectors, the top performing sectors, on an absolute basis, were the consumer discretionary and information technology sectors. By contrast, the largest negative contribution, came from the consumer staples sector. On a country basis, and in terms of absolute performance, Developed Asia and Japan had the largest positive absolute impact on returns, while North America was the largest detractor.

11

Voya multi-manager international Factors Fund	Portfolio Managers’ Report

Current Strategy and Outlook: PanAgora Sleeve — As of the end of October, names that hold the largest active overweight are, AP Moller-Maersk, Vestas Wind Systems, and Schneider Electric. Names that hold the largest active underweight are, Diageo PLC, AIA Group Ltd, and Hong Kong Exchanges & Clearing. On a country basis, Denmark is the largest active overweight while United Kingdom is the largest underweight. We believe the Dynamic Equity Alpha model has diversified allocations to factors that should protect the Sleeve in the event of market losses. We remain confident in the ability of the strategy to outperform and believe that the portfolio is well positioned.
Voya IM Sleeve — The Sleeve invests principally in equity securities and employs a “passive management” approach designed to track the performance of the FTSE Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
12

Portfolio Managers’ Report	Voya Multi-Manager International Factors Fund

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	Since Inception of Class I February 8, 2011	Since Inception of Class W August 7, 2012	Since Inception of Class P3 June 1, 2018
Class I	-3.77%	2.88%	3.21%	—	—
Class P(1)	-3.07%	3.11%	3.33%	—	—
Class P3	-2.98%	—	—	—	-1.96%
Class W	-3.77%	2.88%	—	4.90%	—
MSCI EAFE®	-6.86%	2.85%	3.06%	5.10%	-2.10%
MSCI ACWI ex-U.S.SM	-2.61%	4.26%	2.78%	4.77%	-0.86%

Based on a $250,000 initial investment, the table and graph above illustrate the total return of Voya Multi-Manager International Factors Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.
(1)
Class P incepted on February 28, 2019. The Class P shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Effective close of business on November 22, 2013, one of the two sub-advisers was removed from the Fund. Effective January 20, 2017, two new sub-advisers were added to the Fund and one sub-adviser was removed.

13

shareholder expense examples (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020. Each Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*
Voya International High Dividend Low Volatility Fund
Class A	$1,000.00	$1,047.50	0.90%	$4.63	$1,000.00	$1,020.61	0.90%	$4.57
Class I	1,000.00	1,050.00	0.65	3.35	1,000.00	1,021.87	0.65	3.30
Class P3	1,000.00	1,052.10	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Class R6	1,000.00	1,048.80	0.62	3.19	1,000.00	1,022.02	0.62	3.15
Voya Multi-Manager Emerging Markets Equity Fund
Class A	$1,000.00	$1,245.20	1.50%	$8.47	$1,000.00	$1,017.60	1.50%	$7.61
Class C	1,000.00	1,240.40	2.25	12.67	1,000.00	1,013.83	2.25	11.39
Class I	1,000.00	1,246.70	1.15	6.49	1,000.00	1,019.36	1.15	5.84
Class P	1,000.00	1,253.30	0.15	0.85	1,000.00	1,024.38	0.15	0.76
Class P3	1,000.00	1,254.20	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Class R	1,000.00	1,241.90	1.75	9.86	1,000.00	1,016.34	1.75	8.87
Class W	1,000.00	1,245.20	1.25	7.05	1,000.00	1,018.85	1.25	6.34
Voya Multi-Manager International Equity Fund
Class I	$1,000.00	$1,188.50	0.92%	$5.06	$1,000.00	$1,020.51	0.92%	$4.67
Class P	1,000.00	1,194.00	0.15	0.83	1,000.00	1,024.38	0.15	0.76
Class P3	1,000.00	1,194.20	0.00	0.00	$1,000.00	1,025.14	0.00	0.00
14

shareholder expense examples (Unaudited) (continued)

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio	Expenses Paid During the Period Ended October 31, 2020*
Voya Multi-Manager International Factors Fund
Class I	$1,000.00	$1,133.70	0.74%	$3.97	$1,000.00	$1,021.42	0.74%	$3.76
Class P	1,000.00	1,138.90	0.15	0.81	1,000.00	1,024.38	0.15	0.76
Class P3	1,000.00	1,139.10	0.00	0.00	1,000.00	1,025.14	0.00	0.00
Class W	1,000.00	1,133.70	0.74	3.97	1,000.00	1,021.42	0.74	3.76

*
Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

15

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund and the Board of Trustees of Voya Mutual Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund (collectively referred to as the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the summary portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended October 31, 2019, and the financial highlights for each of the periods indicated in the table below, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Individual fund constituting the Voya Mutual Funds	Financial highlights
Voya International High Dividend Low Volatility Fund	For each of the two years in the period ended October 31, 2019 and the period from December 6, 2016 (commencement of operations) through October 31, 2017
Voya Multi-Manager Emerging Markets Equity Fund	For each of the four years in the period ended October 31, 2019
Voya Multi-Manager International Equity Fund	For each of the four years in the period ended October 31, 2019
Voya Multi-Manager International Factors Fund	For each of the four years in the period ended October 31, 2019
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other
16

Report of Independent Registered Public Accounting Firm

ppropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 23, 2020
17

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2020

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
ASSETS:
Investments in securities at fair value+*	$8,562,272	$450,356,018	$564,496,613	$436,368,118
Short-term investments at fair value†	57,000	7,184,935	6,012,513	4,356,794
Cash	1,926	268	1,595,098	195,536
Cash collateral for futures	—	149,947	—	500,070
Foreign currencies at value‡	20	338,768	116,645	421,108
Receivables:
Investment securities and currencies sold	—	5,043,756	4,607,142	—
Fund shares sold	55	3,079,244	336,391	8,656,072
Dividends	26,195	659,868	653,076	1,166,046
Interest	—	17	2,323	—
Foreign tax reclaims	8,534	9,745	911,260	685,567
Unrealized appreciation on forward foreign currency contracts	—	494	63	—
Prepaid expenses	17,047	48,870	12,942	24,113
Reimbursement due from Investment Adviser	9,184	71,662	20,798	19,911
Other assets	146	12,097	16,099	12,556
Total assets	8,682,379	466,955,689	578,780,963	452,405,891
LIABILITIES:
Payable for investment securities and currencies purchased	—	298,456	1,378,559	4,263,432
Payable for fund shares redeemed	—	11,606,123	2,939,768	399,982
Payable upon receipt of securities loaned	—	1,447,713	—	277,263
Unrealized depreciation on forward foreign currency contracts	—	—	404	806
Payable for investment management fees	3,843	314,452	431,134	248,327
Payable for distribution and shareholder service fees	967	5,421	—	—
Payable to trustees under the deferred compensation plan (Note 6)	146	12,097	16,099	12,556
Payable for trustee fees	45	2,029	2,800	2,286
Payable for foreign capital gains tax	—	1,310,544	—	—
Other accrued expenses and liabilities	28,744	241,716	96,185	295,484
Total liabilities	33,745	15,238,551	4,864,949	5,500,136
NET ASSETS	$8,648,634	$451,717,138	$573,916,014	$446,905,755
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$10,351,473	$373,571,035	$509,702,073	$454,526,770
Total distributable earnings (loss)	(1,702,839)	78,146,103	64,213,941	(7,621,015)
NET ASSETS	$8,648,634	$451,717,138	$573,916,014	$446,905,755
+ Including securities loaned at value	$—	$1,404,947	$—	$263,933
* Cost of investments in securities	$8,646,872	$380,414,437	$519,313,632	$409,282,745
† Cost of short-term investments	$57,000	$7,184,935	$6,012,513	$4,356,794
‡ Cost of foreign currencies	$20	$342,155	$116,566	$424,214
See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2020 (continued)

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
Class A
Net assets	$4,351,325	$22,842,672	n/a	n/a
Shares authorized	unlimited	unlimited	n/a	n/a
Par value	$—	$—	n/a	n/a
Shares outstanding	523,629	1,757,630	n/a	n/a
Net asset value and redemption price per share	$8.31	$13.00	n/a	n/a
Maximum offering price per share (5.75%)(1)	$8.82	$13.79	n/a	n/a
Class C
Net assets	n/a	$542,212	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	42,035	n/a	n/a
Net asset value and redemption price per share	n/a	$12.90	n/a	n/a
Class I
Net assets	$4,291,687	$287,526,943	$549,328,669	$396,906,241
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	515,411	22,052,939	48,378,850	44,129,910
Net asset value and redemption price per share	$8.33	$13.04	$11.35	$8.99
Class P
Net assets	n/a	$94,157,213	$3,237	$3,035
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$—	$—	$—
Shares outstanding	n/a	7,099,890	281	334
Net asset value and redemption price per share	n/a	$13.26	$11.51	$9.10
Class P3
Net assets	$2,780	$13,464,471	$24,584,108	$19,226,488
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$—	$—	$—	$—
Shares outstanding	326	1,003,510	2,115,279	2,097,658
Net asset value and redemption price per share	$8.53	$13.42	$11.62	$9.17
Class R
Net assets	n/a	$21,905	n/a	n/a
Shares authorized	n/a	unlimited	n/a	n/a
Par value	n/a	$—	n/a	n/a
Shares outstanding	n/a	1,686	n/a	n/a
Net asset value and redemption price per share	n/a	$12.99	n/a	n/a
Class R6
Net assets	$2,842	n/a	n/a	n/a
Shares authorized	unlimited	n/a	n/a	n/a
Par value	$—	n/a	n/a	n/a
Shares outstanding	341	n/a	n/a	n/a
Net asset value and redemption price per share	$8.32	n/a	n/a	n/a
Class W
Net assets	n/a	$33,161,722	n/a	$30,769,991
Shares authorized	n/a	unlimited	n/a	unlimited
Par value	n/a	$—	n/a	$—
Shares outstanding	n/a	2,550,466	n/a	3,421,551
Net asset value and redemption price per share	n/a	$13.00	n/a	$8.99

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
19

STATEMENTS OF OPERATIONS for the year ended October 31, 2020

	Voya International High Dividend Low Volatility Fund	Voya Multi- Manager Emerging Markets Equity Fund	Voya Multi- Manager International Equity Fund	Voya Multi- Manager International Factors Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$268,797	$7,706,447	$9,960,745	$12,400,978
Interest	15	1,004	25,890	1,040
Securities lending income, net	—	7,614	5,551	4,278
Total investment income	268,812	7,715,065	9,992,186	12,406,296
EXPENSES:
Investment management fees	45,222	4,070,852	4,759,696	2,972,157
Distribution and shareholder service fees:
Class A	11,344	55,123	—	—
Class C	—	10,113	—	—
Class R	—	410	—	—
Transfer agent fees:
Class A	809	46,991	—	—
Class C	—	2,149	—	—
Class I	5,034	20,084	2,319	4,552
Class P	—	629	38	38
Class P3	36	731	410	346
Class R	—	174	—	—
Class R6	27	—	—	—
Class W	—	95,736	—	78,565
Shareholder reporting expense	1,002	30,002	8,080	19,050
Registration fees	68,359	108,341	54,245	67,536
Professional fees	11,554	96,916	99,870	75,205
Custody and accounting expense	18,562	375,647	179,766	214,351
Trustee fees	362	16,238	22,399	18,290
Licensing fee (Note 7)	—	30,624	—	71,370
Miscellaneous expense	8,571	31,543	22,629	33,413
Interest expense	923	12,123	4,604	15,075
Total expenses	171,805	5,004,426	5,154,056	3,569,948
Waived and reimbursed fees	(101,379)	(664,184)	(180,696)	(281,482)
Brokerage commission recapture	—	—	(607)	—
Net expenses	70,426	4,340,242	4,972,753	3,288,466
Net investment income	198,386	3,374,823	5,019,433	9,117,830
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(1,083,175)	13,422,744	21,805,597	(25,487,073)
Forward foreign currency contracts	—	(19,450)	(20,454)	(289,475)
Foreign currency related transactions	(2,143)	(176,386)	(212,619)	(52,634)
Futures	—	308,004	—	69,426
Net realized gain (loss)	(1,085,318)	13,534,912	21,572,524	(25,759,756)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	(276,712)	34,532,167	(2,999,766)	6,912,849
Forward foreign currency contracts	—	494	(2,841)	(806)
Foreign currency related transactions	725	(18,914)	27,417	20,379
Futures	—	1,866	—	(370,213)
Net change in unrealized appreciation (depreciation)	(275,987)	34,515,613	(2,975,190)	6,562,209
Net realized and unrealized gain (loss)	(1,361,305)	48,050,525	18,597,334	(19,197,547)
Increase (decrease) in net assets resulting from operations	$(1,162,919)	$51,425,348	$23,616,767	$(10,079,717)
* Foreign taxes withheld	$41,136	$1,066,071	$1,122,409	$1,355,422
^ Foreign capital gains taxes witheld	$—	$178,741	$—	$—
# Foreign capital gains taxes accrued	$—	$1,325,254	$—	$—
See Accompanying Notes to Financial Statements
20

STATEMENTS OF CHANGES IN NET ASSETS

	Voya International High Dividend Low Volatility Fund		Voya Multi-Manager Emerging Markets Equity Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$198,386	$304,837	$3,374,823	$3,718,200
Net realized gain (loss)	(1,085,318)	(441,525)	13,534,912	2,225,432
Net change in unrealized appreciation (depreciation)	(275,987)	841,982	34,515,613	51,348,054
Increase (decrease) in net assets resulting from operations	(1,162,919)	705,294	51,425,348	57,291,686
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(131,106)	(474,759)	(429,775)	(122,663)
Class C	—	—	(24,274)	—
Class I	(141,237)	(484,211)	(7,039,552)	(2,640,753)
Class P	—	—	(74)	—
Class P3	(68)	(65)	(226,699)	(36,027)
Class R	—	—	(2,316)	(428)
Class R6	(60)	—	—	—
Class W	—	—	(1,328,376)	(506,564)
Total distributions	(272,471)	(959,035)	(9,051,066)	(3,306,435)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	164,057	114,039	210,909,636	117,125,885
Reinvestment of distributions	272,471	959,035	9,026,543	3,298,666
	436,528	1,073,074	219,936,179	120,424,551
Cost of shares redeemed	(66,647)	(38,315)	(222,090,332)	(118,285,047)
Net increase (decrease) in net assets resulting from capital share transactions	369,881	1,034,759	(2,154,153)	2,139,504
Net increase (decrease) in net assets	(1,065,509)	781,018	40,220,129	56,124,755
NET ASSETS:
Beginning of year or period	9,714,143	8,933,125	411,497,009	355,372,254
End of year or period	$8,648,634	$9,714,143	$451,717,138	$411,497,009
See Accompanying Notes to Financial Statements
21

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Multi-Manager International Equity Fund		Voya Multi-Manager International Factors Fund
	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$5,019,433	$9,390,863	$9,117,830	$11,798,597
Net realized gain (loss)	21,572,524	(568,795)	(25,759,756)	(10,666,124)
Net change in unrealized appreciation (depreciation)	(2,975,190)	45,471,135	6,562,209	32,060,206
Increase (decrease) in net assets resulting from operations	23,616,767	54,293,203	(10,079,717)	33,192,679
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class I	(11,783,336)	(25,678,527)	(12,637,487)	(21,511,340)
Class P	(61)	—	(98)	—
Class P3	(322,090)	(275,951)	(486,950)	(363,638)
Class W	—	—	(1,917,357)	(3,773,220)
Total distributions	(12,105,487)	(25,954,478)	(15,041,892)	(25,648,198)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	156,806,253	184,894,942	163,906,481	153,670,080
Reinvestment of distributions	12,100,043	25,940,983	15,041,892	25,648,198
	168,906,296	210,835,925	178,948,373	179,318,278
Cost of shares redeemed	(214,101,035)	(129,092,189)	(184,897,227)	(96,464,868)
Net increase (decrease) in net assets resulting from capital share transactions	(45,194,739)	81,743,736	(5,948,854)	82,853,410
Net increase (decrease) in net assets	(33,683,459)	110,082,461	(31,070,463)	90,397,891
NET ASSETS:
Beginning of year or period	607,599,473	497,517,012	477,976,218	387,578,327
End of year or period	$573,916,014	$607,599,473	$446,905,755	$477,976,218
See Accompanying Notes to Financial Statements
22

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period(2)(3)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International High Dividend Low Volatility Fund
Class A
10-31-20	9.75	0.18	(1.36)	(1.18)	0.26	—	—	0.26	—	8.31	(12.22)	1.97	0.90	0.90	2.06	4,351	59
10-31-19	10.10	0.30	0.39	0.69	0.31	0.73	—	1.04	—	9.75	7.72	1.73	0.89	0.89	3.18	4,860	60
10-31-18	11.73	0.32	(1.06)	(0.74)	0.58	0.31	—	0.89	—	10.10	(6.95)	1.72	0.85	0.85	2.85	4,470	129
12-06-16(4) - 10-31-17	10.00	0.24•	1.51	1.75	0.02	—	—	0.02	—	11.73	17.49	2.20	0.85	0.85	2.41	4,847	35
Class I
10-31-20	9.75	0.21	(1.35)	(1.14)	0.28	—	—	0.28	—	8.33	(11.78)	1.82	0.65	0.65	2.31	4,292	59
10-31-19	10.10	0.33•	0.39	0.72	0.34	0.73	—	1.07	—	9.75	8.02	1.58	0.64	0.64	3.44	4,851	60
10-31-18	11.76	0.35	(1.07)	(0.72)	0.63	0.31	—	0.94	—	10.10	(6.80)	1.57	0.60	0.60	3.10	4,463	129
12-06-16(4) - 10-31-17	10.00	0.26•	1.52	1.78	0.02	—	—	0.02	—	11.76	17.81	2.03	0.60	0.60	2.66	4,732	35
Class P3
10-31-20	9.84	0.27	(1.37)	(1.10)	0.21	—	—	0.21	—	8.53	(11.27)	2.93	0.00	0.00	2.96	3	59
02-28-19(4) - 10-31-19	9.63	0.30•	0.12	0.42	0.21	—	—	0.21	—	9.84	4.41	2.58	0.00*	0.00*	4.72	3	60
Class R6
02-28-20(4) - 10-31-20	8.98	0.17•	(0.65)	(0.48)	0.18	—	—	0.18	—	8.32	(5.31)	2.93	0.62	0.62	3.04	3	59
Voya Multi-Manager Emerging Markets Equity Fund
Class A
10-31-20	12.31	0.05	0.88	0.93	0.17	0.07	—	0.24	—	13.00	7.58	1.63	1.50	1.50	0.37	22,843	60
10-31-19	10.64	0.07	1.66	1.73	0.06	—	—	0.06	—	12.31	16.36	1.76	1.57	1.57	0.58	22,672	71
10-31-18	13.17	0.09	(2.48)	(2.39)	0.14	—	—	0.14	—	10.64	(18.31)	1.77	1.57	1.57	0.60	21,470	53
10-31-17	10.00	0.07	3.16	3.25	0.08	—	—	0.08	—	13.17	32.77	1.80	1.59	1.59	0.56	29,254	51
10-31-16	9.33	0.08	0.69	0.77	0.10	—	—	0.10	—	10.00	8.41	1.90	1.59	1.59	0.73	23,604	47
Class C
10-31-20	12.21	(0.06)•	0.87	0.81	0.05	0.07	—	0.12	—	12.90	6.66	2.38	2.25	2.25	(0.52)	542	60
10-31-19	10.56	(0.04)•	1.69	1.65	—	—	—	—	—	12.21	15.63	2.51	2.32	2.32	(0.31)	2,521	71
10-31-18	13.09	(0.02)	(2.45)	(2.47)	0.06	—	—	0.06	—	10.56	(18.97)	2.52	2.32	2.32	(0.18)	3,581	53
10-31-17	9.94	(0.03)•	3.18	3.15	0.00*	—	—	0.00*	—	13.09	31.74	2.55	2.34	2.34	(0.27)	4,419	51
10-31-16	9.26	0.01	0.70	0.71	0.03	—	—	0.03	—	9.94	7.69	2.65	2.34	2.34	(0.03)	4,205	47
Class I
10-31-20	12.35	0.10	0.88	0.98	0.22	0.07	—	0.29	—	13.04	7.93	1.18	1.15	1.15	0.72	287,527	60
10-31-19	10.68	0.12	1.66	1.78	0.11	—	—	0.11	—	12.35	16.79	1.30	1.22	1.22	1.01	315,161	71
10-31-18	13.22	0.14•	(2.49)	(2.35)	0.19	—	—	0.19	—	10.68	(18.06)	1.32	1.22	1.22	1.11	269,739	53
10-31-17	10.04	0.11	3.18	3.29	0.11	—	—	0.11	—	13.22	33.22	1.33	1.24	1.24	0.96	215,037	51
10-31-16	9.36	0.10	0.71	0.81	0.13	—	—	0.13	—	10.04	8.89	1.35	1.24	1.24	1.05	166,301	47
Class P
10-31-20	12.44	0.24•	0.86	1.10	0.21	0.07	—	0.28	—	13.26	8.93	1.18	0.15	0.15	1.87	94,157	60
02-28-19(4) - 10-31-19	12.00	0.18•	0.26	0.44	—	—	—	—	—	12.44	6.05	1.96	0.15	0.15	2.27	3	71
See Accompanying Notes to Financial Statements
23

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period(2)(3)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class P3
10-31-20	12.56	0.22•	0.93	1.15	0.22	0.07	—	0.29	—	13.42	9.18	1.18	0.00*	0.00*	1.79	13,464	60
10-31-19	10.73	0.29•	1.65	1.94	0.11	—	—	0.11	—	12.56	18.22	1.30	0.00*	0.00*	2.46	9,275	71
06-01-18(4) - 10-31-18	12.95	0.15•	(2.37)	(2.22)	—	—	—	—	—	10.73	(17.14)	1.31	0.00*	0.00*	2.98	3,456	53
Class R
10-31-20	12.32	0.00*•	0.89	0.89	0.15	0.07	—	0.22	—	12.99	7.20	1.88	1.75	1.75	0.03	22	60
10-31-19	10.66	0.04	1.66	1.70	0.04	—	—	0.04	—	12.32	16.05	2.01	1.82	1.82	0.44	139	71
10-31-18	13.20	0.04	(2.46)	(2.42)	0.12	—	—	0.12	—	10.66	(18.51)	2.02	1.82	1.82	0.39	101	53
10-31-17	10.03	0.04	3.19	3.23	0.06	—	—	0.06	—	13.20	32.44	2.05	1.84	1.84	0.34	103	51
10-31-16	9.28	0.07•	0.68	0.75	—	—	—	—	—	10.03	8.08	2.15	1.84	1.84	0.81	71	47
Class W
10-31-20	12.33	0.08•	0.86	0.94	0.20	0.07	—	0.27	—	13.00	7.67	1.38	1.25	1.25	0.69	33,162	60
10-31-19	10.66	0.10	1.67	1.77	0.10	—	—	0.10	—	12.33	16.70	1.51	1.32	1.32	0.83	61,726	71
10-31-18	13.19	0.10	(2.46)	(2.36)	0.17	—	—	0.17	—	10.66	(18.10)	1.52	1.32	1.32	0.86	57,026	53
10-31-17	10.02	0.10	3.17	3.27	0.10	—	—	0.10	—	13.19	33.06	1.55	1.34	1.34	0.85	65,369	51
10-31-16	9.34	0.09	0.71	0.80	0.12	—	—	0.12	—	10.02	8.75	1.65	1.34	1.34	1.03	27,824	47
Voya Multi-Manager International Equity Fund
Class I
10-31-20	11.47	0.10	0.01	0.11	0.23	—	—	0.23	—	11.35	0.89	0.92	0.92	0.92	0.86	549,329	71
10-31-19	10.98	0.18	0.89	1.07	0.18	0.40	—	0.58	—	11.47	10.53	0.96	0.96	0.96	1.69	592,938	51
10-31-18	12.32	0.16	(1.22)	(1.06)	0.21	0.07	—	0.28	—	10.98	(8.83)	0.97	0.97	0.97	1.36	492,439	45
10-31-17	10.29	0.17	2.05	2.22	0.19	—	—	0.19	—	12.32	21.93	0.98	0.96	0.96	1.42	514,422	143
10-31-16	10.87	0.17	(0.51)	(0.34)	0.14	0.10	—	0.24	—	10.29	(3.14)	0.96	0.94	0.94	1.61	514,051	39
Class P
10-31-20	11.53	0.18	0.02	0.20	0.22	—	—	0.22	—	11.51	1.67	2.13	0.15	0.15	1.63	3	71
02-28-19(4) - 10-31-19	11.00	0.23•	0.30	0.53	—	—	—	—	—	11.53	6.07	2.12	0.15	0.15	3.03	3	51
Class P3
10-31-20	11.63	0.20•	0.02	0.22	0.23	—	—	0.23	—	11.62	1.84	0.92	0.00*	0.00*	1.79	24,584	71
10-31-19	11.03	0.30•	0.88	1.18	0.18	0.40	—	0.58	—	11.63	11.52	0.96	0.00*	0.00*	2.74	14,658	51
06-01-18(4) - 10-31-18	12.35	0.09•	(1.41)	(1.32)	—	—	—	—	—	11.03	(10.69)	0.97	0.00*	0.00*	1.85	5,078	45
Voya Multi-Manager International Factors Fund
Class I
10-31-20	9.64	0.19	(0.53)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)	0.76	0.74	0.74	1.97	396,906	89
10-31-19	9.57	0.26•	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.81	0.75	0.75	2.76	403,512	58
10-31-18	11.06	0.24	(1.08)	(0.84)	0.33	0.32	—	0.65	—	9.57	(8.02)	0.84	0.75	0.75	2.31	326,126	55
10-31-17	9.07	0.20	1.93	2.13	0.14	—	—	0.14	—	11.06	23.83	0.86	0.79	0.79	1.95	331,871	213
10-31-16	9.59	0.13	(0.41)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.87)	0.96	0.95	0.95	1.37	308,486	84
Class P
10-31-20	9.68	0.23	(0.51)	(0.28)	0.30	—	—	0.30	—	9.10	(3.07)	2.00	0.15	0.15	2.52	3	89
02-28-19(4) - 10-31-19	9.00	0.23•	0.45	0.68	—	—	—	—	—	9.68	4.42	2.14	0.15	0.15	3.66	3	58
See Accompanying Notes to Financial Statements
24

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments if any(2)(3)	Expenses net of all reductions/additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period(2)(3)	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Multi-Manager International Factors Fund (continued)
Class P3
10-31-20	9.75	0.25•	(0.52)	(0.27)	0.31	—	—	0.31	—	9.17	(2.98)	0.76	0.00*	0.00*	2.73	19,226	89
10-31-19	9.60	0.33•	0.47	0.80	0.26	0.39	—	0.65	—	9.75	9.11	0.81	0.00*	0.00*	3.51	13,902	58
06-01-18(4) - 10-31-18	10.66	0.10•	(1.16)	(1.06)	—	—	—	—	—	9.60	(9.94)	0.84	0.00*	0.00*	2.27	5,242	55
Class W
10-31-20	9.64	0.17•	(0.51)	(0.34)	0.31	—	—	0.31	—	8.99	(3.77)	0.94	0.74	0.74	1.87	30,770	89
10-31-19	9.57	0.26	0.46	0.72	0.26	0.39	—	0.65	—	9.64	8.25	0.99	0.75	0.75	2.77	60,559	58
10-31-18	11.05	0.24	(1.07)	(0.83)	0.33	0.32	—	0.65	—	9.57	(7.93)	0.96	0.75	0.75	2.29	56,210	55
10-31-17	9.07	0.20	1.92	2.12	0.14	—	—	0.14	—	11.05	23.71	0.97	0.79	0.79	2.16	63,135	213
10-31-16	9.59	0.12•	(0.40)	(0.28)	0.10	0.14	—	0.24	—	9.07	(2.88)	1.19	0.95	0.95	1.37	26,176	84

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
25

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series, four of which are included in this report (each, a “Fund” and collectively, the “Funds”): Voya International High Dividend Low Volatility Fund (“International High Dividend Low Volatility”), Voya Multi-Manager Emerging Markets Equity Fund (“Multi-Manager Emerging Markets Equity”), Voya Multi-Manager International Equity Fund (“Multi-Manager International Equity”) and Voya Multi-Manager International Factors Fund (“Multi-Manager International Factors”). Each Fund is a diversified series of the Trust.
Each Fund offers at least one or more of the following classes of shares: Class A, Class C, Class I, Class P, Class P3, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees, and transfer agent fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Funds. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to International High Dividend Low Volatility. Voya IM also serves as the sub-adviser to a sleeve for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Funds.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Fund is closed for business, Fund shares will not be priced and a Fund does not transact purchase and redemption orders. To the extent a Fund’s assets are traded in other markets on days when a Fund does not price its shares, the value of a Fund’s assets will likely change and you will not be able to purchase or redeem shares of a Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

26

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

When a market quotation is not readily available or is deemed unreliable, each Fund will determine a fair value for the relevant asset in accordance with procedures adopted by the Funds’ Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Funds’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Funds. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Fund.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including each sub-adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under

27

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable accounting rules. A table summarizing the Funds’ investments under these levels of classification is included within the Portfolios of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded, net of any applicable withholding tax, on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars.
Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Risk Exposures and the Use of Derivative Instruments. The Funds’ investment strategies permit them to enter into various types of derivatives contracts, including, but not limited to, forward foreign currency exchange contracts, futures, purchased options, written options, and swaps. In doing so, the Funds will employ strategies in differing combinations to permit them to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of their investment objectives, the Funds may seek to increase or decrease their exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those

28

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, the Funds generally enter into master netting arrangements, established within the Funds’ International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Funds and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Funds may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Funds is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of October 31, 2020, the maximum amount of loss that Multi-Manager Emerging Markets Equity and Multi-Manager International Equity would incur if the counterparty to their derivative transactions failed to perform would be $494 and $63, respectively, on open forward foreign currency contracts. No cash collateral was pledged by any counterparty to the Funds as of October 31, 2020.

29

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds have credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in a Fund’s net assets and/or a percentage decrease in a Fund’s NAV, which could cause a Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Funds Master Agreements.
Multi-Manager International Equity and Multi-Manager International Factors had a liability position of  $404 and $806, respectively on open forward foreign currency contracts with credit related contingent features, respectively. If a contingent feature would have been triggered as of October 31, 2020, the Funds could have been required to pay this amount in cash to their counterparties. The Funds did not post any cash collateral as of October 31, 2020.
E. Forward Foreign Currency Transactions and Futures Contracts. Each Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar, generally in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or may use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors used forward foreign currency contracts primarily to protect their non-U.S. dollar denominated holdings from adverse currency movements. During the year ended October 31, 2020, the Funds had an average contract amount on forward foreign currency contracts to buy and sell as disclosed below.
	Buy	Sell
Multi-Manager Emerging Markets Equity	$486,877	$151,631
Multi-Manager International Equity	1,914,202	339,644
Multi-Manager International Factors	1,737,343	4,564,885
Please refer to the tables within the Portfolios of Investments for open forward foreign currency contracts at October 31, 2020 for the Funds.
Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. Each Fund intends to limit its use of futures contracts and futures options to “bona fide hedging” transactions, as such term is defined in applicable regulations, interpretations and practice. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price.
Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures on the Statement of Assets and Liabilities. Open futures contracts, if any, are reported on a table within the each Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the each Fund’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the each Fund’s Statement of Operations. Realized gains (losses) are reported in the each Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2020, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had purchased futures contracts on equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

30

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended October 31, 2020, Multi-Manager Emerging Markets Equity and Multi-Manager International Factors had an average notional value on futures contracts purchased as disclosed below.
Purchased
Multi-Manager Emerging Markets Equity	$1,479,236
Multi-Manager International Factors	3,921,902
Please refer to the tables within the Portfolios of Investments for Multi-Manager Emerging Markets Equity and Multi-Manager International Factors for open futures contracts at October 31, 2020.
F. Distributions to Shareholders. The Funds record distributions to their shareholders on ex-dividend date. Each Fund declares and pays dividends and capital gain distributions, if any, annually (except for International High Dividend Low Volatility, which pay dividends, if any, quarterly). The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
G. Federal Income Taxes. It is the policy of each Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Funds’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Funds may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
H. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
I. Securities Lending. Each Fund has the option to temporarily loan securities representing up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Funds will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Funds will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Funds will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Funds. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Funds to be more volatile. The use of leverage may increase expenses and increase the impact of the Funds’ other risks.
J. Restricted Securities. Each Fund may invest in restricted securities which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

31

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2020, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities, were as follows:
	Purchases	Sales
International High Dividend Low Volatility	$5,576,245	$5,290,953
Multi-Manager Emerging Markets Equity	242,326,496	239,108,122
Multi-Manager International Equity	392,016,649	442,418,997
Multi-Manager International Factors	400,033,892	416,539,247
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Funds have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Funds. The Investment Adviser oversees all investment advisory and portfolio management services for the Funds and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Voya Investments, the Investment Adviser to Multi-Manager Emerging Markets Equity, Multi-Manager International Equity and Multi-Manager International Factors, may, from time to time, directly manage a portion of each Fund’s investment portfolio. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates. The Investment Adviser is contractually obligated to waive the management fee for Class P shares of Multi-Manager Emerging Markets Equity, Multi-Manager International Equity, and Multi-Manager International Factors. These waivers are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.
Fund	As a Percentage of Average Daily Net Assets
International High Dividend Low Volatility	0.50%
Multi-Manager Emerging Markets Equity	Direct Investments 1.10%; Passively Managed Assets 0.70%
Multi-Manager International Equity	0.85%
Multi-Manager International Factors(1)	0.65%

(1)
The Investment Adviser has contractually agreed to waive 0.01% of the management fee for Multi-Manager International Factors. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub-advisers provide investment advice for the various Funds and are paid by the Investment Adviser based on the average daily net assets of the respective Funds. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Fund’s assets in accordance with that Fund’s investment objectives, policies, and limitations. The sub-adviser of each Fund is as follows (*denotes an affiliated sub-adviser):
Fund	Sub-Adviser
International High Dividend Low Volatility	Voya IM*
Multi-Manager Emerging Markets Equity	Delaware Investments Fund Advisers, Van Eck Associates Corporation and Voya IM*
Multi-Manager International Equity(1)	Baillie Gifford Overseas Limited, Polaris Capital Management, LLC and Wellington Management Company LLP
Multi-Manager International Factors	PanAgora Asset Management, Inc. and Voya IM*

(1)
Effective July 27, 2020, Lazard Asset Management LLC was removed as a sub-adviser to the Fund.

NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Funds, except Class I, Class P, Class P3, Class R6 and Class W, has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of a Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following annual rates:
	Class A	Class C	Class R
International High Dividend Low Volatility	0.25%	N/A	N/A
Multi-Manager Emerging Markets Equity	0.25%	1.00%	0.50%
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2020,

32

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the Distributor retained the following amounts in sales charges from the following Funds:
	Class A	Class C
Initial Sales Charges:
International High Dividend Low Volatility	$328	$—
Multi-Manager Emerging Markets Equity	460	—
Contingent Deferred Sales Charges:
International High Dividend Low Volatility	$3,913	$—
Multi-Manager Emerging Markets Equity	30	20
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2020, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Funds:
Subsidiary/Affiliated Investment Company	Fund	Percentage
Voya Global Diversified Payment Fund	Multi-Manager Emerging Markets Equity	5.52%
	Multi-Manager International Factors	10.35
Voya Investment Management Co. LLC	International High Dividend Low Volatility	96.25
Voya Investment Trust Co.	Multi-Manager Emerging Markets Equity	20.60
Voya Solution 2025 Portfolio	Multi-Manager Emerging Markets Equity	5.91
	Multi-Manager International Equity	7.96
	Multi-Manager International Factors	15.36
Voya Solution 2035 Portfolio	Multi-Manager Emerging Markets Equity	10.86
	Multi-Manager International Equity	17.06
	Multi-Manager International Factors	16.47
Voya Solution 2045 Portfolio	Multi-Manager Emerging Markets Equity	9.98
	Multi-Manager International Equity	16.78
	Multi-Manager International Factors	12.96
Voya Solution 2055 Portfolio	Multi-Manager International Equity	6.94
	Multi-Manager International Factors	5.03
Voya Solution Moderately Aggressive Portfolio	Multi-Manager Emerging Markets Equity	5.87
Subsidiary/Affiliated Investment Company	Fund	Percentage
	Multi-Manager International Equity	7.38
	Multi-Manager International Factors	5.93
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may request that the Funds’ sub-advisers use their best efforts (subject to obtaining best execution of each transaction) to allocate a Fund’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Fund. Any amounts credited to the Funds are reflected as brokerage commission recapture on the Statements of Operations.
The Funds have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Funds. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). The Funds purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Funds, and will not materially affect the Funds’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020, the Funds may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2020, the per account fees for affiliated recordkeeping services paid by each Fund were as follows:
Fund	Amount
International High Dividend Low Volatility	$—
Multi-Manager Emerging Markets Equity	445
Multi-Manager International Equity	—
Multi-Manager International Factors	—

33

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

NOTE 7 — LICENSING FEE
Multi-Manager Emerging Markets Equity and Multi-Manager International Factors pay an annual licensing fee to FTSE International Limited.
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses and acquired fund fees and expenses to the levels listed below:
Fund	Class A	Class C	Class I	Class P	Class P3	Class R	Class R6	Class W
International High Dividend Low Volatility	0.90%	N/A	0.65%	N/A	0.00%	N/A	0.62%	N/A
Multi-Manager Emerging Markets Equity	1.60%	2.35%	1.35%	0.15%	0.00%	1.85%	N/A	1.35%
Multi-Manager International Equity	N/A	N/A	0.97%	0.15%	0.00%	N/A	N/A	N/A
Multi-Manager International Factors	N/A	N/A	0.75%	0.15%	0.00%	N/A	N/A	0.75%
Pursuant to a side letter agreement, through March 1, 2021, the Investment Adviser has further lowered the expense limits for the following Fund. If the Investment Adviser elects not to renew a side letter agreement, the expense limits will revert to the limits listed in the table above. There is no guarantee that this side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.
Fund	Class A	Class C	Class I	Class R	Class W
Multi-Manager Emerging Markets Equity	1.50%	2.25%	1.15%	1.75%	1.25%
Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Funds, the Investment Adviser may at a later date recoup from a Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of October 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
	October 31,
	2021	2022	2023	Total
International High Dividend Low Volatility	$81,656	$77,119	$97,137	$255,912
Multi-Manager Emerging Markets Equity	230,962	325,516	197,986	754,464
Multi-Manager International Equity	17,941	97,570	180,635	296,146
Multi-Manager International Factors	358,895	324,093	158,473	841,461
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2020, are as follows:
	October 31,
	2021	2022	2023	Total
International High Dividend Low Volatility
Class I	$5,030	$4,643	$4,215	$13,888
Class R6	—	—	27	27
Multi-Manager Emerging Markets Equity
Class A	28,489	23,982	24,672	77,143
Class C	4,438	3,248	1,098	8,784
Class I	—	—	16,998	16,998
Class P	—	13	—	13
Class R	108	127	88	323
Class W	65,763	63,742	49,440	178,945
Multi-Manager International Equity
Class P	—	23	35	58
Multi-Manager International Factors
Class P	—	25	36	61
Class W	72,324	103,000	77,231	252,555
The expense limitation agreements are contractual through March 1, 2021 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.
NOTE 9 — LINE OF CREDIT
Effective May 15, 2020, each Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which

34

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 9 — LINE OF CREDIT (continued)

the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Funds utilized the line of credit during the year ended October 31, 2020:
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
International High Dividend Low Volatility	9	$1,922,667	1.92%
Fund	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Multi-Manager Emerging Markets Equity	48	5,263,396	1.55
Multi-Manager International Equity	5	10,119,400	2.25
Multi-Manager International Factors	25	10,850,360	1.75

NOTE 10 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
International High Dividend Low Volatility
Class A
10/31/2020	16,733	—	15,065	(6,845)	—	24,953	139,132	—	131,106	(57,994)	—	212,244
10/31/2019	8,246	—	51,703	(3,977)	—	55,972	81,039	—	474,759	(38,238)	—	517,560
Class I
10/31/2020	2,523	—	16,242	(931)	—	17,834	21,925	—	141,237	(8,653)	—	154,509
10/31/2019	3,102	—	52,655	(8)	—	55,749	30,000	—	484,211	(77)	—	514,134
Class P3
10/31/2020	—	—	8	—	—	8	—	—	68	—	—	68
2/28/2019(1) - 10/31/2019	311	—	7	—	—	318	3,000	—	65	—	—	3,065
Class R6
2/28/2020(1) - 10/31/2020	334	—	7	—	—	341	3,000	—	60	—	—	3,060
Multi-Manager Emerging Markets Equity
Class A
10/31/2020	209,051	—	32,076	(325,186)	—	(84,059)	2,564,482	—	407,323	(3,808,811)	—	(837,006)
10/31/2019	154,182	—	10,787	(341,618)	—	(176,649)	1,814,573	—	115,311	(3,972,382)	—	(2,042,498)
Class C
10/31/2020	3,095	—	1,905	(169,515)	—	(164,515)	35,900	—	24,201	(2,111,996)	—	(2,051,895)
10/31/2019	7,078	—	—	(139,498)	—	(132,420)	79,701	—	—	(1,585,037)	—	(1,505,336)
Class I
10/31/2020	5,415,553	—	553,970	(9,434,331)	—	(3,464,808)	60,450,872	—	7,039,525	(114,217,250)	—	(46,726,853)
10/31/2019	8,076,571	—	247,028	(8,062,690)	—	260,909	95,702,773	—	2,640,725	(93,605,832)	—	4,737,666
Class P
10/31/2020	8,628,458	—	6	(1,528,829)	—	7,099,635	104,005,042	—	72	(19,831,981)	—	84,173,133
2/28/2019(1) - 10/31/2019	256	—	—	—	—	256	3,000	—	—	—	—	3,000
Class P3
10/31/2020	751,019	—	17,522	(503,576)	—	264,965	9,260,821	—	226,699	(5,735,496)	—	3,752,024
10/31/2019	845,943	—	3,348	(432,840)	—	416,451	10,074,991	—	36,027	(5,144,314)	—	4,966,704
Class R
10/31/2020	1,990	—	32	(11,587)	—	(9,565)	22,247	—	402	(126,198)	—	(103,549)
10/31/2019	2,725	—	6	(961)	—	1,770	31,811	—	64	(11,187)	—	20,688
Class W
10/31/2020	3,646,232	—	104,693	(6,208,101)	—	(2,457,176)	34,570,272	—	1,328,321	(76,258,600)	—	(40,360,007)
10/31/2019	815,843	—	47,429	(1,206,172)	—	(342,900)	9,419,036	—	506,539	(13,966,295)	—	(4,040,720)
35

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 10 — CAPITAL SHARES (continued)

Year or	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Multi-Manager International Equity
Class I
10/31/2020	14,517,166	—	989,739	(18,810,613)	—	(3,303,708)	143,685,610	—	11,777,892	(209,405,386)	—	(53,941,884)
10/31/2019	15,653,931	—	2,579,400	(11,382,972)	—	6,850,359	172,671,778	—	25,665,032	(125,292,178)	—	73,044,632
Class P
10/31/2020	—	—	5	—	—	5	—	—	61	—	—	61
2/28/2019(1) - 10/31/2019	276	—	—	—	—	276	3,000	—	—	—	—	3,000
Class P3
10/31/2020	1,244,952	—	26,663	(416,522)	—	855,093	13,120,643	—	322,090	(4,695,649)	—	8,747,084
10/31/2019	1,112,553	—	27,568	(340,475)	—	799,646	12,220,164	—	275,951	(3,800,011)	—	8,696,104
Multi-Manager International Factors
Class I
10/31/2020	13,733,965	—	1,304,178	(12,768,874)	—	2,269,269	120,003,852	—	12,637,487	(110,702,467)	—	21,938,872
10/31/2019	14,015,366	—	2,492,623	(8,719,655)	—	7,788,334	130,670,597	—	21,511,340	(80,757,331)	—	71,424,606
Class P
10/31/2020	—	—	10	—	—	10	—	—	98	—	—	98
2/28/2019(1) - 10/31/2019	324	—	—	—	—	324	3,000	—	—	—	—	3,000
Class P3
10/31/2020	1,201,166	—	49,638	(579,492)	—	671,312	10,579,198	—	486,950	(5,156,861)	—	5,909,287
10/31/2019	1,238,822	—	41,942	(400,391)	—	880,373	11,480,241	—	363,638	(3,755,083)	—	8,088,796
Class W
10/31/2020	4,507,718	—	197,869	(7,567,419)	—	(2,861,832)	33,323,431	—	1,917,357	(69,037,899)	—	(33,797,111)
10/31/2019	1,261,829	—	437,221	(1,289,342)	—	409,708	11,516,242	—	3,773,220	(11,952,454)	—	3,337,008

(1)
Commencement of operations.

NOTE 11 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Funds on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Funds indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.
Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.
Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a fund.

36

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 11 — SECURITIES LENDING (continued)

The following tables represent a summary of each respective Fund’s securities lending agreements by counterparty which are subject to offset under the Agreement as of October 31, 2020:
Multi-Manager Emerging Markets Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$824,403	$(824,403)	$—
Citigroup Global Markets Inc.	63	(63)	—
Cowen Excecution Services LLC	79,537	(79,537)	—
Goldman Sachs & Co. LLC	33,807	(33,807)	—
Morgan Stanley & Co. LLC	376,461	(376,461)	—
RBC Capital Markets, LLC	2,745	(2,745)	—
Scotia Capital (USA) INC	1,220	(1,220)	—
State Street Bank and Trust Company	86,711	(86,711)	—
Total	$1,404,947	$(1,404,947)	$—

(1)
Cash collateral with a fair value of  $1,447,713 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Multi-Manager International Factors
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Credit Suisse Securities (Europe) Limited	$263,933	$(263,933)	$—
Total	$263,933	$(263,933)	$—

(1)
Cash collateral with a fair value of  $277,263 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 12 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), capital loss carryforwards, wash sale deferrals and de minimis distributions in excess of net investment income.
The following permanent tax differences have been reclassified as of October 31, 2020:
	Paid-in Capital	Distributable Earnings
International High Dividend Low Volatility	$(2,299)	$2,299
Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended October 31, 2020		Year Ended October 31, 2019
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
International High Dividend Low Volatility	$272,471	$—	$312,605	$646,430
Multi-Manager Emerging Markets Equity	6,871,470	2,179,596	3,306,435	—
Multi-Manager International Equity	12,105,487	—	8,635,022	17,319,456
Multi-Manager International Factors	15,041,892	—	11,712,446	13,935,752
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2020 were:
				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
International High Dividend Low Volatility	$—	$—	$(107,829)	$(533,374)	Short-term	None
				(1,045,958)	Long-term	None
				$(1,579,332)
Multi-Manager Emerging Markets Equity	5,259,884	13,818,398	60,401,727	—	—	—
Multi-Manager International Equity	5,011,535	20,457,107	39,498,632	—	—	—
Multi-Manager International Factors	13,332,166	—	17,378,323	$(23,713,299)	Short-term	None
				(14,143,199)	Long-term	None
				$(37,856,498)
The Funds’ major tax jurisdictions are U.S. federal and Arizona state.
37

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 12 — FEDERAL INCOME TAXES (continued)

As of October 31, 2020, no provision for income tax is required in the Funds’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 13 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 14 — MARKET DISRUPTION
A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Funds. Any of these occurrences could disrupt the operations of a Fund and of the Funds’ service providers.
NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS
The Funds have adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Funds’ adoption was limited to changes in the Funds’ financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Funds have concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU

38

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 15 — OTHER ACCOUNTING PRONOUNCEMENTS (continued)

2020-04 is effective for certain reference rate-related contract modifications that occur during the period
March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 16 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2020, the following Funds paid dividends and distributions per share of:
	Net Investment Income	Short-term Capital Gains	Long-term Capital Gains	Payable Date	Record Date
Multi-Manager Emerging Markets Equity
Class A	$0.0875	$0.0402	$0.3963	December 17,2020	December 15,2020
Class C	$—	$0.0402	$0.3963	December 17,2020	December 15,2020
Class I	$0.1316	$0.0402	$0.3963	December 17,2020	December 15,2020
Class P	$0.1314	$0.0402	$0.3963	December 17,2020	December 15,2020
Class P3	$0.1309	$0.0402	$0.3963	December 17,2020	December 15,2020
Class R	$—	$0.0402	$0.3963	December 17,2020	December 15,2020
Class W	$0.1167	$0.0402	$0.3963	December 17,2020	December 15,2020
Multi-Manager International Equity
Class I	$0.1213	$—	$0.4197	December 17,2020	December 15,2020
Class P	$0.1040	$—	$0.4197	December 17,2020	December 15,2020
Class P3	$0.1211	$—	$0.4197	December 17,2020	December 15,2020
Multi-Manager International Factors
Class I	$0.2862	$—	$—	December 17,2020	December 15,2020
Class P	$0.2824	$—	$—	December 17,2020	December 15,2020
Class P3	$0.2861	$—	$—	December 17,2020	December 15,2020
Class W	$0.2859	$—	$—	December 17,2020	December 15,2020
The Funds have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.
39

Voya International High	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.9%
	Australia: 7.4%
6,112	Australia & New Zealand Banking Group Ltd.	$81,110	0.9
6,074	Fortescue Metals Group Ltd.	74,306	0.9
1,650	Rio Tinto Ltd.	107,339	1.2
2,093	Wesfarmers Ltd.	67,749	0.8
67,543	Other Securities	311,221	3.6
		641,725	7.4
	Belgium: 0.9%
979	Other Securities	74,807	0.9

	China: 0.7%
23,000	BOC Hong Kong Holdings Ltd.	63,882	0.7

	Denmark: 3.9%
431	Coloplast A/S	63,031	0.7
494	DSV PANALPINA A/S	80,147	0.9
1,929	Novo Nordisk A/S	123,004	1.4
668	Other Securities	73,233	0.9
		339,415	3.9
	Finland: 2.2%
879	Kone Oyj	69,980	0.8
3,254	Other Securities	118,466	1.4
		188,446	2.2
	France: 7.3%
392	Dassault Systemes SE	66,840	0.8
6,020	Orange SA	67,602	0.8
1,269	Sanofi	114,582	1.3
9,789 (1)	Other Securities	380,452	4.4
		629,476	7.3
	Germany: 5.9%
430	Deutsche Boerse AG	63,362	0.7
1,910	Deutsche Post AG	84,685	1.0
5,493	Deutsche Telekom AG	83,487	1.0
11,651 (1)	Other Securities	279,737	3.2
		511,271	5.9
	Hong Kong: 3.8%
7,000	CLP Holdings Ltd.	64,502	0.8
78,200	Other Securities	259,574	3.0
		324,076	3.8
	Ireland: 0.3%
836	Other Securities	29,253	0.3

	Israel: 0.9%
17,083	Other Securities	74,427	0.9

	Italy: 4.4%
4,827	Assicurazioni Generali S.p.A.	64,750	0.7
39,230 (2)	Intesa Sanpaolo SpA	65,126	0.7
11,854	Snam SpA	57,801	0.7
15,863 (1)	Other Securities	196,477	2.3
		384,154	4.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan: 26.8%
3,100	Ajinomoto Co., Inc.	$62,281	0.7
3,100	Itochu Corp.	74,457	0.9
3,000	LIXIL Group Corp.	65,143	0.7
4,900	Mitsubishi Chemical Holdings Corp.	27,578	0.3
2,700	Mitsubishi Corp.	60,241	0.7
1,900	Mitsubishi Heavy Industries Ltd.	40,822	0.5
1,200	NEC Corp.	60,444	0.7
200	Nintendo Co., Ltd.	108,138	1.2
300	Nitori Co., Ltd.	61,667	0.7
2,800	NTT DoCoMo, Inc.	104,258	1.2
2,700	Pan Pacific International Holdings Corp.	57,290	0.7
700	Secom Co., Ltd.	59,135	0.7
2,600	SG Holdings Co. Ltd.	62,713	0.7
5,700	SoftBank Corp.	66,334	0.8
2,400	Sumitomo Mitsui Financial Group, Inc.	66,437	0.8
56,200	Other Securities	1,339,996	15.5
		2,316,934	26.8
	Netherlands: 4.3%
1,701	Koninklijke Ahold Delhaize NV	46,634	0.5
426	Koninklijke DSM NV	68,129	0.8
4,860	Koninklijke KPN NV	13,126	0.2
442 (2)	Koninklijke Philips NV	20,472	0.2
1,862	Unilever NV	104,968	1.2
851	Wolters Kluwer NV	68,902	0.8
960 (1)	Other Securities	47,900	0.6
		370,131	4.3
	New Zealand: 0.4%
9,384	Other Securities	36,036	0.4

	Norway: 0.4%
3,402	Other Securities	32,114	0.4

	Singapore: 0.9%
28,900	Other Securities	75,980	0.9

	Spain: 2.5%
2,352	Endesa S.A.	63,102	0.7
17,569	Other Securities	152,005	1.8
		215,107	2.5
	Sweden: 1.5%
5,446	Telefonaktiebolaget LM Ericsson	60,802	0.7
1,663	Other Securities	68,617	0.8
		129,419	1.5
	Switzerland: 10.6%
1,350	LafargeHolcim Ltd.-CHF	57,941	0.7
869	Logitech International SA	73,106	0.9
2,385	Nestle SA	268,260	3.1

See Accompanying Notes to Financial Statements
40

Voya International High	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
1,721	Novartis AG	$134,105	1.6
604	Roche Holding AG	194,084	2.2
249	Schindler Holding AG — Part Cert	63,785	0.7
238	Zurich Insurance Group AG	79,051	0.9
53	Other Securities	46,618	0.5
		916,950	10.6
	United Kingdom: 11.8%
4,923	3i Group PLC	61,487	0.7
1,621	Admiral Group Plc	57,747	0.7
5,948	GlaxoSmithKline PLC	99,323	1.1
623	London Stock Exchange Group PLC	67,158	0.8
1,839	Relx PLC (EUR Exchange)	36,384	0.4
1,772	Relx PLC (GBP Exchange)	35,064	0.4
3,298	Smith & Nephew PLC	57,267	0.7
121,970 (1)	Other Securities	607,850	7.0
		1,022,280	11.8
	Total Common Stock (Cost $8,466,340)	8,375,883	96.9

EXCHANGE-TRADED FUNDS: 2.0%
2,838	iShares MSCI EAFE ETF	174,225	2.0
	Total Exchange-Traded Funds (Cost $170,591)	174,225	2.0

PREFERRED STOCK: 0.1%
	Germany: 0.1%
125	Other Securities	12,164	0.1
	Total Preferred Stock (Cost $9,941)	12,164	0.1
	Total Long-Term Investments (Cost $8,646,872)	8,562,272	99.0
SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
57,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)% (Cost $57,000)	57,000	0.7
	Total Short-Term Investments (Cost $57,000)	57,000	0.7

Shares	Value	Percentage of Net Assets
Total Investments in Securities (Cost $8,703,872)	$8,619,272	99.7
Assets in Excess of Other Liabilities	29,362	0.3
Net Assets	$8,648,634	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
Rate shown is the 7-day yield as of October 31, 2020.

Sector Diversification	Percentage of Net Assets
Industrials	17.0%
Consumer Staples	14.6
Health Care	13.9
Financials	13.6
Materials	8.4
Communication Services	8.4
Information Technology	6.7
Consumer Discretionary	5.9
Utilities	5.8
Exchange-Traded Funds	2.0
Energy	1.6
Real Estate	1.1
Short-Term Investments	0.7
Assets in Excess of Other Liabilities	0.3
Net Assets	100.0%

See Accompanying Notes to Financial Statements
41

Voya International High	SUMMARY PORTFOLIO OF INVESTMENTS
Dividend Low Volatility Fund	as of October 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$641,725	$—	$641,725
Belgium	32,731	42,076	—	74,807
China	—	63,882	—	63,882
Denmark	—	339,415	—	339,415
Finland	—	188,446	—	188,446
France	—	629,476	—	629,476
Germany	3,875	507,396	—	511,271
Hong Kong	—	324,076	—	324,076
Ireland	—	29,253	—	29,253
Israel	—	74,427	—	74,427
Italy	—	384,154	—	384,154
Japan	54,826	2,262,108	—	2,316,934
Netherlands	—	370,131	—	370,131
New Zealand	—	36,036	—	36,036
Norway	—	32,114	—	32,114
Singapore	—	75,980	—	75,980
Spain	—	215,107	—	215,107
Sweden	—	129,419	—	129,419
Switzerland	—	916,950	—	916,950
United Kingdom	—	1,022,280	—	1,022,280
Total Common Stock	91,432	8,284,451	—	8,375,883
Exchange-Traded Funds	174,225	—	—	174,225
Preferred Stock	—	12,164	—	12,164
Short-Term Investments	57,000	—	—	57,000
Total Investments, at fair value	$322,657	$8,296,615	$—	$8,619,272

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $8,727,528.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$731,272
Gross Unrealized Depreciation	(839,101)
Net Unrealized Depreciation	$(107,829)
See Accompanying Notes to Financial Statements
42

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.1%
	Argentina: 0.4%
124,282 (1)(2)	Other Securities	$1,661,749	0.4

	Brazil: 4.3%
333,403 (3)	B2W Cia Digital	4,354,381	1.0
98,600 (3)(4)	Locaweb Servicos de Internet SA	1,184,997	0.2
3,637,903 (1)(2)	Other Securities	13,855,001	3.1
		19,394,379	4.3
	Chile: 0.3%
4,121,558	Other Securities	1,474,886	0.3

	China: 36.4%
96,893 (3)	Alibaba Group Holding Ltd. ADR	29,522,328	6.5
514,000 (3)	Alibaba Health Information Technology Ltd.	1,347,930	0.3
824,750 (4)	A-Living Services Co. Ltd.	3,473,254	0.8
17,705 (3)	Baidu, Inc. ADR	2,355,650	0.5
1,874,000 (4)	CGN Power Co. Ltd. - H Shares	401,923	0.1
769,000	China Conch Venture Holdings Ltd.	3,424,207	0.8
1,848,000	China Education Group Holdings Ltd.	3,080,662	0.7
407,000	China Mobile Ltd.	2,489,432	0.5
10,268	China Mobile Ltd-SPON ADR	315,536	0.1
2,142,000	Fu Shou Yuan International Group Ltd.	2,206,401	0.5
34,100 (3)	GDS Holdings Ltd. ADR	2,865,764	0.6
101,900 (3)	HUYA, Inc. ADR	2,282,560	0.5
96,423 (3)	JD.com, Inc. ADR	7,860,403	1.7
514,000 (4)	Jinxin Fertility Group Ltd.	625,577	0.1
32,000	Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	7,995,107	1.8
45,000 (4)	Longfor Group Holdings Ltd.	246,560	0.1
108,000 (3)	Meituan Class B	4,026,152	0.9
16,491 (3)	New Oriental Education & Technology Group, Inc. ADR	2,644,827	0.6
179,000 (3)(4)	Ping An Healthcare and Technology Co. Ltd.	2,309,757	0.5
744,000	Ping An Insurance Group Co. of China Ltd. - H Shares	7,692,717	1.7
369,500	Tencent Holdings Ltd.	28,231,889	6.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
1,140,000 (4)	Topsports International Holdings Ltd.	$1,563,158	0.3
248,000	Tsingtao Brewery Co., Ltd. - H Shares	2,054,971	0.5
328,800	Wuliangye Yibin Co. Ltd. - A Shares	12,021,719	2.7
22,400 (4)	WuXi AppTec Co. Ltd. - H Shares	358,138	0.1
146,500 (3)(4)	Wuxi Biologics Cayman, Inc. - H Shares	4,114,266	0.9
13,564,340 (1)(2)	Other Securities	29,163,944	6.4
		164,674,832	36.4
	Egypt: 1.1%
561,652	Commercial International Bank Egypt SAE	2,195,402	0.5
6,100,293 (2)	Other Securities	2,642,895	0.6
		4,838,297	1.1
	Georgia: 0.3%
109,172 (2)	Other Securities	1,269,573	0.3

	Germany: 0.8%
30,700 (3)(4)	Delivery Hero SE	3,524,170	0.8

	Greece: 0.0%
12,020	Other Securities	159,405	0.0

	Hungary: 0.4%
62,053 (2)	Other Securities	1,687,272	0.4

	India: 10.2%
320,924 (3)(4)	Bandhan Bank Ltd.	1,247,900	0.3
301,500 (3)	HDFC Bank Ltd.	4,814,936	1.1
50,000 (3)	HDFC Bank Ltd. ADR	2,872,000	0.6
1,485,206 (3)(4)	Lemon Tree Hotels Ltd.	540,621	0.1
644,782	Reliance Industries Ltd.	17,876,442	4.0
2,929,121 (2)	Other Securities	18,708,203	4.1
		46,060,102	10.2
	Indonesia: 1.2%
11,930,000	Bank BTPN Syariah Tbk PT	2,979,026	0.7
11,145,900	Other Securities	2,520,391	0.5
		5,499,417	1.2
	Kazakhstan: 0.2%
17,900 (3)(4)	Kaspi.KZ JSC GDR	768,805	0.2

	Kenya: 0.3%
4,895,000	Other Securities	1,387,807	0.3

See Accompanying Notes to Financial Statements
43

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Kuwait: 0.5%
659,010 (2)	Other Securities	$2,110,318	0.5

	Malaysia: 0.7%
2,853,787 (2)	Other Securities	3,257,699	0.7

	Mexico: 2.8%
677,602	Qualitas Controladora SAB de CV	2,715,647	0.6
3,790,040 (2)	Other Securities	10,091,436	2.2
		12,807,083	2.8
	Netherlands: 1.7%
77,265	Prosus NV	7,713,801	1.7

	Pakistan: 0.0%
336,310	Other Securities	221,771	0.0

	Peru: 0.3%
107,321	Other Securities	1,316,829	0.3

	Philippines: 1.5%
3,567,400	Ayala Land, Inc.	2,428,562	0.5
983,130	International Container Terminal Services, Inc.	2,331,547	0.5
10,882,955	Other Securities	2,063,740	0.5
		6,823,849	1.5
	Qatar: 0.3%
602,707	Other Securities	1,153,507	0.3

	Russia: 3.9%
617,000 (4)	Detsky Mir PJSC	855,623	0.2
602,745	Gazprom PJSC ADR	2,065,882	0.5
462,412	Rosneft Oil Co. PJSC GDR	2,018,399	0.4
280,943	Sberbank PAO ADR	2,840,334	0.6
67,313 (3)	Yandex NV	3,875,209	0.9
11,642,901 (2)	Other Securities	5,883,146	1.3
		17,538,593	3.9
	Saudi Arabia: 0.7%
149,230 (2)	Other Securities	3,387,213	0.7

	Singapore: 0.5%
13,255 (2)	Sea Ltd. ADR	2,090,313	0.4
447,500	Other Securities	301,279	0.1
		2,391,592	0.5
	South Africa: 2.0%
21,762	Naspers Ltd.	4,248,542	1.0
2,699,058 (2)	Other Securities	4,625,195	1.0
		8,873,737	2.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: 10.3%
1,720	LG Chem Ltd.	$937,884	0.2
2,891	LG Corp.	173,110	0.0
9,294	LG Electronics, Inc.	690,911	0.2
161	LG Household & Health Care Ltd.	213,467	0.0
72,891	LG Uplus Corp.	713,572	0.2
7,338	NAVER Corp.	1,877,581	0.4
2,091	Samsung Electro-Mechanics Co. Ltd.	248,532	0.1
226,867	Samsung Electronics Co., Ltd.	11,403,612	2.5
389	Samsung Electronics Co., Ltd. GDR	490,751	0.1
11,172	Samsung Life Insurance Co. Ltd.	625,321	0.1
13,240	Samsung SDI Co., Ltd.	5,215,716	1.2
111,873	SK Hynix, Inc.	7,936,593	1.8
24,157	SK Telecom Co., Ltd.	4,580,863	1.0
172,062	SK Telecom Co., Ltd. ADR	3,623,626	0.8
92,563 (2)	Other Securities	7,757,664	1.7
		46,489,203	10.3
	Spain: 0.2%
52,698	Other Securities	1,031,321	0.2

	Taiwan: 14.2%
225,000	Asustek Computer, Inc.	1,911,625	0.4
388,500	Chroma ATE, Inc.	1,851,022	0.4
994,000 (3)(4)	FIT Hon Teng Ltd.	389,892	0.1
688,000	HON HAI Precision Industry Co., Ltd.	1,865,945	0.4
322,000	MediaTek, Inc.	7,654,028	1.7
846,000	Pegatron Corp.	1,823,154	0.4
145,667	Poya International Co. Ltd.	3,146,175	0.7
1,457,000	Taiwan Semiconductor Manufacturing Co., Ltd.	22,043,936	4.9
6,534	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	548,007	0.1
1,898,000	United Microelectronics Corp.	2,039,877	0.5
75,000	Wiwynn Corp.	1,908,396	0.4
9,448,281	Other Securities	18,865,684	4.2
		64,047,741	14.2
	Thailand: 1.0%
4,324,336 (2)	Other Securities	4,538,571	1.0

See Accompanying Notes to Financial Statements
44

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey: 1.3%
787,930 (3)(4)	MLP Saglik Hizmetleri AS	$1,499,763	0.3
2,699,760 (2)	Other Securities	4,391,370	1.0
		5,891,133	1.3
	United Kingdom: 0.6%
1,057,000 (3)	Helios Towers PLC	2,205,612	0.5
64,372 (2)	Other Securities	306,903	0.1
		2,512,515	0.6
	United States: 0.7%
166,285 (2)	Other Securities	3,359,759	0.7
	Total Common Stock (Cost $377,041,506)	447,866,929	99.1
PREFERRED STOCK: 0.5%
	Brazil: 0.2%
322,617	Other Securities	863,454	0.2

	Russia: 0.3%
905,352 (2)	Other Securities	1,408,682	0.3

	South Korea: 0.0%
4,877	Other Securities	216,953	0.1
	Total Preferred Stock (Cost $3,372,931)	2,489,089	0.6
	Total Long-Term Investments
	(Cost $380,414,437)	450,356,018	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
	Repurchase Agreements: 0.3%
447,713 (5)	Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $447,716, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $456,667, due 10/31/20-08/20/70)	447,713	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (5)	National Bank Financial, Repurchase Agreement dated 10/30/20, 0.14%, due 11/02/20 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $1,019,999, due 11/02/20-09/09/49)	$1,000,000	0.2
	Total Repurchase Agreements
	(Cost $1,447,713)	1,447,713	0.3

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
5,737,222 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)% (Cost $5,737,222)	5,737,222	1.3
	Total Short-Term Investments
	(Cost $7,184,935)	7,184,935	1.6
	Total Investments in Securities (Cost $387,599,372)	$457,540,953	101.3
	Liabilities in Excess of Other Assets	(5,823,815)	(1.3)
	Net Assets	$451,717,138	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

See Accompanying Notes to Financial Statements
45

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2020 (continued)

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of October 31, 2020.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	21.5%
Information Technology	20.5
Communication Services	16.2
Financials	10.7
Consumer Staples	8.3
Energy	6.7
Health Care	4.4
Materials	4.4
Industrials	3.9
Utilities	1.6
Real Estate	1.5
Short-Term Investments	1.6
Liabilities in Excess of Other Assets	(1.3)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$1,661,749	$—	$—	$1,661,749
Brazil	19,394,379	—	—	19,394,379
Chile	1,474,886	—	—	1,474,886
China	58,638,594	106,036,238	—	164,674,832
Egypt	2,642,895	2,195,402	—	4,838,297
Georgia	—	1,269,573	—	1,269,573
Germany	—	3,524,170	—	3,524,170
Greece	—	159,405	—	159,405
Hungary	—	1,687,272	—	1,687,272
India	3,108,851	42,951,251	—	46,060,102
Indonesia	—	5,499,417	—	5,499,417
Kazakhstan	768,805	—	—	768,805
Kenya	—	1,387,807	—	1,387,807
Kuwait	1,110,855	999,463	—	2,110,318
Malaysia	—	3,257,699	—	3,257,699
Mexico	12,807,083	—	—	12,807,083
Netherlands	—	7,713,801	—	7,713,801
Pakistan	221,771	—	—	221,771
Peru	1,316,829	—	—	1,316,829
Philippines	—	6,823,849	—	6,823,849
Qatar	—	1,153,507	—	1,153,507
Russia	8,520,477	9,018,116	—	17,538,593
Saudi Arabia	1,123,911	2,263,302	—	3,387,213
Singapore	2,090,313	301,279	—	2,391,592
South Africa	2,072,479	6,801,258	—	8,873,737
South Korea	3,623,626	42,865,577	—	46,489,203
Spain	—	1,031,321	—	1,031,321
Taiwan	548,007	63,499,734	—	64,047,741
See Accompanying Notes to Financial Statements
46

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Thailand	—	4,538,571	—	4,538,571
Turkey	396,872	5,494,261	—	5,891,133
United Kingdom	—	2,512,515	—	2,512,515
United States	3,359,759	—	—	3,359,759
Total Common Stock	124,882,141	322,984,788	—	447,866,929
Preferred Stock	863,454	1,625,635	—	2,489,089
Short-Term Investments	5,737,222	1,447,713	—	7,184,935
Total Investments, at fair value	$131,482,817	$326,058,136	$—	$457,540,953
Other Financial Instruments+
Forward Foreign Currency Contracts	—	494	—	494
Futures	29,177	—	—	29,177
Total Assets	$131,511,994	$326,058,630	$—	$457,570,624

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 151,631	MXN 3,215,355	The Bank of New York Mellon	11/04/20	$494
				$494
At October 31, 2020, the following futures contracts were outstanding for Voya Multi-Manager Emerging Markets Equity Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI Emerging Markets Index	31	12/18/20	$1,707,945	$29,177
			$1,707,945	$29,177
Currency Abbreviations
MXN – Mexican Peso
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$494
Equity contracts	Net Assets — Unrealized appreciation*	29,177
Total Asset Derivatives		$29,671

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

See Accompanying Notes to Financial Statements
47

Voya Multi-Manager Emerging	SUMMARY PORTFOLIO OF INVESTMENTS
Markets Equity Fund	as of October 31, 2020 (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$308,004	$308,004
Foreign exchange contracts	(19,450)	—	(19,450)
Total	$(19,450)	$308,004	$288,554
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$1,866	$1,866
Foreign exchange contracts	494	—	494
Total	$494	$1,866	$2,360
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
The Bank of New York Mellon
Assets:
Forward foreign currency contracts	$494
Total Assets	$494
Net OTC derivative instruments by counterparty, at fair value	$494
Total collateral pledged by the Fund/(Received from counterparty)	$—
Net Exposure(1)	$494

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $397,493,147.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$97,501,612
Gross Unrealized Depreciation	(37,099,885)
Net Unrealized Appreciation	$60,401,727
See Accompanying Notes to Financial Statements
48

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Argentina: 0.8%
3,931 (1)	MercadoLibre, Inc.	$4,772,431	0.8

	Australia: 1.9%
1,128,407	Other Securities	10,788,375	1.9

	Austria: 0.3%
58,048	Other Securities	1,957,755	0.3

	Belgium: 1.0%
82,232	Other Securities	5,851,190	1.0

	Brazil: 1.0%
494,666 (2)	Other Securities	5,650,898	1.0

	Canada: 4.6%
46,856	Canadian National Railway Co. - CNR	4,654,651	0.8
84,637	Magna International, Inc.	4,321,741	0.8
124,900	Methanex Corp.	3,703,033	0.6
4,335 (1)	Shopify, Inc.	4,011,739	0.7
78,690	Toronto-Dominion Bank	3,471,739	0.6
219,101	Other Securities	6,504,395	1.1
		26,667,298	4.6
	China: 10.4%
45,584 (1)	Alibaba Group Holding Ltd. ADR	13,888,989	2.4
294,000 (1)	Alibaba Health Information Technology Ltd.	770,995	0.1
32,000 (1)(3)	Hangzhou Tigermed Consulting Co. Ltd.	513,899	0.1
143,716 (1)	Meituan Class B	5,357,616	0.9
141,423	Tencent Holdings Ltd.	10,805,517	1.9
58,333 (3)	WuXi AppTec Co. Ltd. - H Shares	932,645	0.2
52,464 (1)(3)	Wuxi Biologics Cayman, Inc. - H Shares	1,473,385	0.3
576,500	Zhongsheng Group Holdings Ltd.	4,110,586	0.7
2,653,218 (2)	Other Securities	21,671,176	3.8
		59,524,808	10.4
	Colombia: 0.5%
263,100	Other Securities	3,121,635	0.5

	Denmark: 1.1%
33,336 (2)	Other Securities	6,234,798	1.1

	Finland: 0.8%
109,286	Other Securities	4,740,430	0.8

	France: 7.2%
11,396	L’Oreal S.A.	3,683,010	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
107,274	Publicis Groupe	$3,726,931	0.7
30,996	Schneider Electric SE	3,766,203	0.7
40,664 (1)(3)	Worldline SA/France	3,011,830	0.5
415,089 (2)	Other Securities	27,089,283	4.7
		41,277,257	7.2
	Germany: 8.1%
21,250 (1)	Adidas AG	6,313,462	1.1
20,879	Bechtle AG	3,585,262	0.6
135,222	Infineon Technologies AG	3,764,727	0.7
96,517 (1)(3)	Zalando SE	8,988,054	1.6
470,831	Other Securities	23,659,298	4.1
		46,310,803	8.1
	Greece: 0.1%
51,500	Other Securities	721,839	0.1

	Hong Kong: 2.5%
707,680	AIA Group Ltd.	6,735,115	1.2
432,734	Techtronic Industries Co., Ltd.	5,828,642	1.0
68,300	Other Securities	1,478,843	0.3
		14,042,600	2.5
	India: 0.9%
341,852	Infosys Ltd. ADR	4,878,228	0.8
26,982 (2)	Other Securities	506,452	0.1
		5,384,680	0.9
	Ireland: 0.9%
39,896 (1)	Kingspan Group Plc	3,477,884	0.6
1,258,428	Other Securities	1,473,300	0.3
		4,951,184	0.9
	Italy: 0.7%
21,566	Ferrari NV	3,847,187	0.7

	Japan: 14.4%
142,200	KDDI Corp.	3,847,220	0.7
13,782	Keyence Corp.	6,254,582	1.1
185,500	Olympus Corp.	3,551,227	0.6
55,400	Shiseido Co., Ltd.	3,429,649	0.6
7,900	SMC Corp.	4,202,055	0.7
65,000	SoftBank Group Corp.	4,233,698	0.8
53,587	Sysmex Corp.	5,033,359	0.9
79,819	Tokio Marine Holdings, Inc.	3,567,488	0.6
1,108,524	Other Securities	48,238,987	8.4
		82,358,265	14.4
	Mexico: 0.5%
442,400 (2)	Other Securities	3,072,570	0.5

	Netherlands: 2.1%
19,551	ASML Holding NV	7,073,588	1.2
49,341 (2)	Other Securities	4,923,713	0.9
		11,997,301	2.1

See Accompanying Notes to Financial Statements
49

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	New Zealand: 0.4%
31,300 (2)	Other Securities	$2,428,202	0.4

	Norway: 1.8%
284,399 (1)	DNB ASA	3,840,749	0.7
532,788 (2)	Other Securities	6,247,788	1.1
		10,088,537	1.8
	Portugal: 0.4%
152,863	Other Securities	2,428,025	0.4

	Russia: 0.2%
17,126 (2)	Other Securities	985,944	0.2

	Singapore: 0.8%
329,236	United Overseas Bank Ltd.	4,574,553	0.8

	South Africa: 0.5%
84,498 (2)	Other Securities	2,639,249	0.5

	South Korea: 4.7%
77,621	Kia Motors Corp.	3,481,237	0.6
206,248	Samsung Electronics Co., Ltd.	10,367,185	1.8
421,200	Other Securities	12,931,854	2.3
		26,780,276	4.7
	Spain: 2.0%
66,227 (3)	Cellnex Telecom SA	4,251,159	0.8
390,022	Iberdrola S.A. - IBEE	4,605,199	0.8
96,820	Other Securities	2,390,414	0.4
		11,246,772	2.0
	Sweden: 5.0%
33,503	Atlas Copco AB - A Shares	1,478,862	0.3
63,409	Atlas Copco AB - B Shares	2,429,566	0.4
20,918 (1)	Spotify Technology SA	5,018,019	0.9
1,188,546 (2)	Other Securities	19,720,269	3.4
		28,646,716	5.0
	Switzerland: 3.6%
6,035	Lonza Group AG	3,656,668	0.6
52,257	Nestle SA	5,877,759	1.0
12,530	Roche Holding AG	4,026,284	0.7
80,529	Other Securities	7,309,820	1.3
		20,870,531	3.6
	Taiwan: 2.5%
55,764	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,676,927	0.8
305,844	Taiwan Semiconductor Manufacturing Co., Ltd.	4,627,320	0.8
508,997	Other Securities	4,979,905	0.9
		14,284,152	2.5
	Thailand: 0.3%
744,500	Other Securities	1,550,146	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom: 13.2%
182,661	Anglo American PLC	$4,285,825	0.7
432,211 (3)	Auto Trader Group PLC	3,249,560	0.6
34,207	London Stock Exchange Group PLC	3,687,457	0.6
188,158	Mondi PLC	3,566,231	0.6
79,205	Rio Tinto PLC	4,479,964	0.8
355,543 (1)(3)	Trainline PLC	1,267,587	0.2
7,576,054 (2)	Other Securities	55,460,388	9.7
		75,997,012	13.2
	United States: 2.4%
6,205 (1)	Mettler Toledo International, Inc.	6,192,032	1.1
39,819	TE Connectivity Ltd.	3,857,665	0.6
94,145	Other Securities	3,895,484	0.7
		13,945,181	2.4
	Total Common Stock
	(Cost $517,100,863)	559,738,600	97.6

PREFERRED STOCK: 0.8%
	China: 0.0%
2,046 (1)(4)(5)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	75,702	0.0

	Germany: 0.8%
11,062	Sartorius AG	4,682,311	0.8
	Total Preferred Stock
	(Cost $2,212,769)	4,758,013	0.8
	Total Long-Term Investments (Cost $519,313,632)	564,496,613	98.4

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
6,012,513 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)% (Cost $6,012,513)	6,012,513	1.0
	Total Short-Term Investments
	(Cost $6,012,513)	6,012,513	1.0
	Total Investments in Securities (Cost $525,326,145)	$570,509,126	99.4
	Assets in Excess of Other Liabilities	3,406,888	0.6
	Net Assets	$573,916,014	100.0

See Accompanying Notes to Financial Statements
50

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2020 (continued)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(5)
Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2020, the Fund held restricted securities with a fair value of  $75,702 or 0.0% of net assets. Please refer to the table below for additional details.

(6)
Rate shown is the 7-day yield as of October 31, 2020.

Sector Diversification	Percentage of Net Assets
Consumer Discretionary	19.1%
Industrials	16.2
Information Technology	13.4
Financials	12.6
Health Care	10.1
Communication Services	9.7
Materials	7.7
Consumer Staples	7.0
Utilities	1.4
Real Estate	1.1
Energy	0.1
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	0.6
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Argentina	$4,772,431	$—	$—	$4,772,431
Australia	—	10,788,375	—	10,788,375
Austria	—	1,957,755	—	1,957,755
Belgium	—	5,851,190	—	5,851,190
Brazil	5,650,898	—	—	5,650,898
Canada	26,667,298	—	—	26,667,298
China	20,017,336	39,507,472	—	59,524,808
Colombia	3,121,635	—	—	3,121,635
Denmark	1,319,215	4,915,583	—	6,234,798
Finland	—	4,740,430	—	4,740,430
France	—	41,277,257	—	41,277,257
Germany	1,591,831	44,718,972	—	46,310,803
Greece	—	721,839	—	721,839
Hong Kong	—	14,042,600	—	14,042,600
India	5,384,680	—	—	5,384,680
Ireland	3,477,884	1,473,300	—	4,951,184
Italy	—	3,847,187	—	3,847,187
Japan	—	82,358,265	—	82,358,265
Mexico	3,072,570	—	—	3,072,570
Netherlands	1,389,280	10,608,021	—	11,997,301
New Zealand	—	2,428,202	—	2,428,202
Norway	—	10,088,537	—	10,088,537
Portugal	—	2,428,025	—	2,428,025
Russia	985,944	—	—	985,944
See Accompanying Notes to Financial Statements
51

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2020 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Singapore	—	4,574,553	—	4,574,553
South Africa	—	2,639,249	—	2,639,249
South Korea	—	26,780,276	—	26,780,276
Spain	—	11,246,772	—	11,246,772
Sweden	7,074,889	21,571,827	—	28,646,716
Switzerland	—	20,870,531	—	20,870,531
Taiwan	4,676,927	9,607,225	—	14,284,152
Thailand	—	1,550,146	—	1,550,146
United Kingdom	4,730,391	71,266,621	—	75,997,012
United States	13,945,181	—	—	13,945,181
Total Common Stock	107,878,390	451,860,210	—	559,738,600
Preferred Stock	—	4,682,311	75,702	4,758,013
Short-Term Investments	6,012,513	—	—	6,012,513
Total Investments, at fair value	$113,890,903	$456,542,521	$75,702	$570,509,126
Other Financial Instruments+
Forward Foreign Currency Contracts	—	63	—	63
Total Assets	$113,890,903	$456,542,584	$75,702	$570,509,189
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(404)	$—	$(404)
Total Liabilities	$—	$(404)	$—	$(404)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, Voya Multi-Manager International Equity Fund held the following restricted securities:
Security	Acquisition Date	Acquisition Cost	Fair Value
Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	10/19/2015	$56,114	$75,702
		$56,114	$75,702
At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Equity Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 46,539	JPY 4,860,219	HSBC Bank USA N.A.	11/04/20	$63
HKD 1,919,146	USD 247,550	Standard Chartered Bank	11/05/20	(5)
USD 555,913	JPY 58,176,330	The Bank of New York Mellon	11/04/20	(399)
				$(341)
Currency Abbreviations
HKD	–	Hong Kong Sar Dollar
JPY	–	Japanese Yen
USD	–	United States Dollar
See Accompanying Notes to Financial Statements
52

Voya Multi-Manager	SUMMARY PORTFOLIO OF INVESTMENTS
International Equity Fund	as of October 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$63
Total Asset Derivatives		$63
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$404
Total Liability Derivatives		$404
The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(20,454)
Total	$(20,454)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(2,841)
Total	$(2,841)
The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
	HSBC Bank PLC	Standard Chartered Bank	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$63	$—	$—	$63
Total Assets	$63	$—	$—	$63
Liabilities:
Forward foreign currency contracts	$—	$5	$399	$404
Total Liabilities	$—	$5	$399	$404
Net OTC derivative instruments by counterparty, at fair value	$63	$(5)	$(399)	$(341)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—	$—
Net Exposure(1)	$63	$(5)	$(399)	$(341)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $531,159,434.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$86,521,440
Gross Unrealized Depreciation	(47,022,808)
Net Unrealized Appreciation	$39,498,632
See Accompanying Notes to Financial Statements
53

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.3%
	Australia: 8.5%
194,054	Amcor PLC	$2,020,562	0.5
117,517	BHP Group Ltd.	2,817,068	0.6
67,179	BHP Group PLC	1,301,420	0.3
47,820	Commonwealth Bank of Australia	2,321,731	0.5
13,374	CSL Ltd.	2,707,660	0.6
183,430	Goodman Group	2,374,158	0.5
44,434	Rio Tinto Ltd.	2,890,599	0.7
88,564	Wesfarmers Ltd.	2,866,779	0.6
2,262,398 (1)	Other Securities	18,563,921	4.2
		37,863,898	8.5
	Austria: 0.1%
9,624	Other Securities	248,105	0.1

	Belgium: 1.1%
70,949	Other Securities	4,740,931	1.1

	Brazil: 0.1%
66,400 (1)	Other Securities	652,612	0.1

	Canada: 5.3%
60,586	Alimentation Couche-Tard, Inc.	1,865,829	0.4
17,977	Canadian National Railway Co. – CNR	1,785,826	0.4
6,111	Canadian Pacific Railway Ltd.	1,826,190	0.4
33,719 (2)	Hydro One Ltd.	736,741	0.2
36,452	Magna International, Inc.	1,861,315	0.4
38,286	Metro, Inc. – Class A	1,785,990	0.4
400,771 (1)(3)	Other Securities	13,925,693	3.1
		23,787,584	5.3
	China: 2.6%
4,894,690 (1)	Other Securities	11,530,132	2.6

	Czech Republic: 0.0%
151 (1)	Other Securities	3,066	0.0

	Denmark: 3.3%
50,062	Novo Nordisk A/S	3,192,237	0.7
10,167 (2)	Orsted A/S	1,613,645	0.4
17,599	Vestas Wind Systems A/S	3,019,355	0.7
60,093	Other Securities	6,964,951	1.5
		14,790,188	3.3
	Finland: 2.1%
87,820	Kojamo Oyj	1,810,204	0.4
26,907	Kone Oyj	2,142,143	0.5
79,433	UPM-Kymmene OYJ	2,244,688	0.5
90,402	Other Securities	3,200,134	0.7
		9,397,169	2.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France: 5.3%
12,395	Air Liquide SA	$1,812,618	0.4
2,637 (2)(4)	Amundi SA	172,966	0.0
27,896	Schneider Electric SE	3,389,534	0.8
436,654 (1)(5)	Other Securities	18,181,760	4.1
		23,556,878	5.3
	Germany: 4.6%
22,873 (2)(4)	Deutsche Pfandbriefbank AG	139,780	0.0
54,614	Deutsche Post AG	2,421,466	0.5
36,809	Deutsche Wohnen SE	1,857,852	0.4
433,652 (1)	Other Securities	16,356,546	3.7
		20,775,644	4.6
	Hong Kong: 2.5%
388,000	CK Asset Holdings Ltd.	1,801,675	0.4
629,000 (2)	WH Group Ltd.	495,417	0.1
1,636,418 (1)	Other Securities	8,705,267	2.0
		11,002,359	2.5
	Hungary: 0.0%
3,295 (1)	Other Securities	102,786	0.0

	India: 0.2%
46,228	Other Securities	1,094,454	0.2

	Ireland: 0.4%
48,097	Other Securities	1,766,926	0.4

	Israel: 0.2%
9,387 (1)	Other Securities	1,111,674	0.2

	Italy: 1.7%
45,146 (2)	Enav SpA	156,655	0.0
11,787	Ferrari NV	2,102,698	0.5
37,213 (2)	Poste Italiane SpA	303,794	0.1
719,192 (1)	Other Securities	4,828,991	1.1
		7,392,138	1.7
	Japan: 24.2%
91,100	Aeon Co., Ltd.	2,327,440	0.5
104,300	KDDI Corp.	2,821,836	0.6
105,900	Mitsubishi Chemical Holdings Corp.	596,022	0.1
30,000	Mitsubishi Corp.	669,341	0.2
137,300	Mitsubishi Electric Corp.	1,768,271	0.4
34,700	Mitsubishi Gas Chemical Co., Inc.	632,559	0.1
89,300	Mitsubishi UFJ Financial Group, Inc.	352,012	0.1
127,200	Mitsui & Co., Ltd.	1,992,396	0.4
27,200	Nitto Denko Corp.	1,910,957	0.4
22,700	Nomura Real Estate Holdings, Inc.	396,488	0.1

See Accompanying Notes to Financial Statements
54

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
54,200	Nomura Research Institute Ltd.	$1,597,680	0.4
71,000	NTT DoCoMo, Inc.	2,643,699	0.6
23,200	Otsuka Corp.	1,066,079	0.2
20,100	Otsuka Holdings Co. Ltd.	744,435	0.2
133,900	Sekisui House Ltd.	2,224,523	0.5
15,300	Shin-Etsu Chemical Co., Ltd.	2,043,573	0.5
30,400	Sony Corp.	2,534,341	0.6
3,844,700 (1)	Other Securities	81,824,831	18.3
		108,146,483	24.2
	Malaysia: 0.1%
94,900	Other Securities	411,661	0.1

	Mexico: 0.1%
58,000 (1)	Other Securities	258,671	0.1

	Netherlands: 4.1%
7,312	ASML Holding NV	2,645,495	0.6
3,875 (2)	Euronext NV	403,470	0.1
111,860	Koninklijke Ahold Delhaize NV	3,066,718	0.7
8,775	Koninklijke DSM NV	1,403,359	0.3
251,553	Koninklijke KPN NV	679,387	0.1
44,396 (4)	Koninklijke Philips NV	2,056,273	0.5
11,533 (2)(4)	Signify NV	409,366	0.1
33,467	Unilever NV	1,886,654	0.4
23,130	Wolters Kluwer NV	1,872,752	0.4
142,907 (1)	Other Securities	3,861,223	0.9
		18,284,697	4.1
	New Zealand: 0.6%
416,614	Other Securities	2,755,413	0.6

	Norway: 0.5%
151,420 (1)	Other Securities	2,127,555	0.5

	Portugal: 0.2%
219,304	Other Securities	1,081,750	0.2

	Russia: 0.4%
254,728	Other Securities	1,772,202	0.4

	Saudi Arabia: 0.0%
17,589 (2)	Saudi Arabian Oil Co.	157,802	0.0

	Singapore: 1.1%
1,503,996	Other Securities	5,045,633	1.1

	South Africa: 0.1%
1,781	Other Securities	347,700	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea: 1.9%
44,316	Samsung Electronics Co., Ltd.	$2,227,571	0.5
102,793 (1)	Other Securities	6,394,712	1.4
		8,622,283	1.9
	Spain: 1.2%
2,843 (2)(4)	Aena SME SA	383,053	0.1
195,237	Iberdrola S.A. - IBEE	2,305,268	0.5
266,948	Other Securities	2,649,601	0.6
		5,337,922	1.2
	Sweden: 7.2%
6,666 (2)	Evolution Gaming Group AB	494,419	0.1
63,648 (4)	Industrivarden AB-Class A	1,709,821	0.4
55,399 (4)	Industrivarden AB-Class C	1,414,564	0.3
19,683	Investor AB - A Shares	1,176,956	0.3
69,114	Investor AB - B Shares	4,142,622	0.9
100,073	Kinnevik AB	4,097,883	0.9
26,318	Swedish Match AB	1,978,656	0.5
1,025,618 (1)	Other Securities	17,001,353	3.8
		32,016,274	7.2
	Switzerland: 7.3%
4,677 (2)	Galenica AG	294,941	0.1
47,136	Nestle SA	5,301,760	1.2
36,727	Novartis AG	2,861,863	0.6
15,401	Roche Holding AG	4,948,827	1.1
167,702 (1)	Other Securities	19,067,135	4.3
		32,474,526	7.3
	Taiwan: 0.9%
2,490,320	Other Securities	4,090,084	0.9

	Thailand: 0.0%
1,700	Other Securities	1,499	0.0

	United Kingdom: 9.4%
19,333	AstraZeneca PLC	1,941,146	0.4
152,018	National Grid PLC	1,808,335	0.4
90,920	Relx PLC (GBP Exchange)	1,799,124	0.4
55,427	Rio Tinto PLC	3,135,041	0.7
165,078	Segro PLC	1,928,895	0.4
51,822	Unilever PLC	2,953,288	0.7
3,656,352 (1)	Other Securities	28,625,631	6.4
		42,191,460	9.4
	Total Common Stock (Cost $407,745,078)	434,940,159	97.3
EXCHANGE-TRADED FUNDS: 0.1%
9,802	Other Securities	601,745	0.1
	Total Exchange-Traded Funds (Cost $631,111)	601,745	0.1

See Accompanying Notes to Financial Statements
55

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2020 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.2%
	Germany: 0.2%
7,523	Other Securities	$826,161	0.2
	Total Preferred Stock (Cost $906,556)	826,161	0.2
RIGHTS: 0.0%
	Singapore: 0.0%
7,240 (1)	Other Securities	53	0.0
	Total Rights (Cost $—)	53	0.0
	Total Long-Term Investments (Cost $409,282,745)	436,368,118	97.6
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.1%
277,263 (6)	Citigroup, Inc., Repurchase
Agreement dated 10/30/20,
0.09%, due 11/02/20
(Repurchase Amount
$277,265, collateralized by
various U.S. Government/
U.S. Government Agency
Obligations, 0.000%-6.500%,
Market Value plus accrued
interest $282,808, due
10/31/20-08/20/70)
(Cost $277,263)	277,263	0.1
Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.9%
4,079,531	(7)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)% (Cost $4,079,531)	4,079,531	0.9
		Total Short-Term Investments (Cost $4,356,794)	4,356,794	1.0
		Total Investments in Securities (Cost $413,639,539)	$440,724,912	98.6
		Assets in Excess of Other Liabilities	6,180,843	1.4
		Net Assets	$446,905,755	100.0
“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of October 31, 2020.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
The grouping contains Level 3 securities.

(4)
Non-income producing security.

(5)
The grouping contains securities on loan.

(6)
All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of October 31, 2020.

Sector Diversification	Percentage of Net Assets
Industrials	19.0%
Consumer Staples	11.1
Materials	10.8
Financials	10.8
Consumer Discretionary	10.0
Health Care	9.3
Information Technology	8.1
Utilities	6.4
Communication Services	5.5
Real Estate	4.6
Energy	1.9
Exchange-Traded Funds	0.1
Short-Term Investments	1.0
Assets in Excess of Other Liabilities	1.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements
56

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$37,863,898	$—	$37,863,898
Austria	—	248,105	—	248,105
Belgium	611,583	4,129,348	—	4,740,931
Brazil	652,612	—	—	652,612
Canada	23,787,584	—	—	23,787,584
China	2,950,040	8,580,092	—	11,530,132
Czech Republic	—	3,066	—	3,066
Denmark	1,613,645	13,176,543	—	14,790,188
Finland	—	9,397,169	—	9,397,169
France	608,630	22,948,248	—	23,556,878
Germany	478,664	20,296,980	—	20,775,644
Hong Kong	—	11,002,359	—	11,002,359
Hungary	—	102,786	—	102,786
India	—	1,094,454	—	1,094,454
Ireland	—	1,766,926	—	1,766,926
Israel	—	1,111,674	—	1,111,674
Italy	—	7,392,138	—	7,392,138
Japan	—	108,146,483	—	108,146,483
Malaysia	—	411,661	—	411,661
Mexico	258,671	—	—	258,671
Netherlands	387,930	17,896,767	—	18,284,697
New Zealand	—	2,755,413	—	2,755,413
Norway	—	2,127,555	—	2,127,555
Portugal	—	1,081,750	—	1,081,750
Russia	310,194	1,462,008	—	1,772,202
Saudi Arabia	—	157,802	—	157,802
Singapore	—	5,045,633	—	5,045,633
South Africa	—	347,700	—	347,700
South Korea	—	8,622,283	—	8,622,283
Spain	—	5,337,922	—	5,337,922
Sweden	231,498	31,784,776	—	32,016,274
Switzerland	—	32,474,526	—	32,474,526
Taiwan	—	4,090,084	—	4,090,084
Thailand	—	1,499	—	1,499
United Kingdom	120,937	42,070,523	—	42,191,460
Total Common Stock	32,011,988	402,928,171	—	434,940,159
Exchange-Traded Funds	601,745	—	—	601,745
Preferred Stock	—	826,161	—	826,161
Rights	—	53	—	53
Short-Term Investments	4,079,531	277,263	—	4,356,794
Total Investments, at fair value	$36,693,264	$404,031,648	$—	$440,724,912
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(806)	$—	$(806)
Futures	(238,262)	—	—	(238,262)
Total Liabilities	$(238,262)	$(806)	$—	$(239,068)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
57

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2020 (continued)

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Multi-Manager International Factors Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ILS 49,000	USD 14,388	Brown Brothers Harriman & Co.	11/04/20	$(27)
JPY 120,000,000	USD 1,148,282	JPMorgan Chase Bank N.A.	11/04/20	(779)
				$(806)
At October 31, 2020, the following futures contracts were outstanding for Voya Multi-Manager International Factors Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Mini MSCI EAFE Index	57	12/18/20	$5,084,115	$(238,262)
			$5,084,115	$(238,262)
Currency Abbreviations
ILS – Israeli New Shekel
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$806
Equity contracts	Net Assets — Unrealized depreciation*	238,262
Total Liability Derivatives		$239,068

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$69,426	$69,426
Foreign exchange contracts	(289,475)	—	(289,475)
Total	$(289,475)	$69,426	$(220,049)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Equity contracts	$—	$(370,213)	$(370,213)
Foreign exchange contracts	(806)	—	(806)
Total	$(806)	$(370,213)	$(371,019)

See Accompanying Notes to Financial Statements
58

Voya Multi-Manager International	SUMMARY PORTFOLIO OF INVESTMENTS
Factors Fund	as of October 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
	Brown Brothers Harriman & Co.	JPMorgan Chase Bank N.A.	Totals
Liabilities:
Forward foreign currency contracts	$27	$779	$806
Total Liabilities	$27	$779	$806
Net OTC derivative instruments by counterparty, at fair value	$(27)	$(779)	$(806)
Total collateral pledged by the Fund/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(27)	$(779)	$(806)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $423,554,562.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$47,593,289
Gross Unrealized Depreciation	(30,214,966)
Net Unrealized Appreciation	$17,378,323
See Accompanying Notes to Financial Statements
59

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya International High Dividend Low Volatility Fund
Class A	NII	$0.2579
Class I	NII	$0.2804
Class P3	NII	$0.2105
Class R6	NII	$0.1779
Voya Multi-Manager Emerging Markets Equity Fund
Class A	NII	$0.1707
Class C	NII	$0.0545
Class I	NII	$0.2152
Class P	NII	$0.2140
Class P3	NII	$0.2154
Class R	NII	$0.1458
Voya Multi-Manager Emerging Markets Equity Fund (continued)
Class W	NII	$0.2023
All Classes	LTCG	$0.0666
Voya Multi-Manager International Equity Fund
Class I	NII	$0.2330
Class P	NII	$0.2207
Class P3	NII	$0.2328
Voya Multi-Manager International Factors Fund
Class I	NII	$0.3092
Class P	NII	$0.3029
Class P3	NII	$0.3091
Class W	NII	$0.3093

NII – Net investment income
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended October 31, 2020, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Multi-Manager Emerging Markets Equity Fund	0.03%
Voya Multi-Manager International Equity Fund	0.75%
For the year ended October 31, 2020, the following are percentages of ordinary income dividends paid by the Funds (including creditable foreign taxes paid) that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:
Voya International High Dividend Low Volatility Fund	97.47%
Voya Multi-Manager Emerging Markets Equity Fund	74.06%
Voya Multi-Manager International Equity Fund	100.00%
Voya Multi-Manager International Factors Fund	82.68%
The Funds designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Multi-Manager Emerging Markets Equity Fund	$2,179,596
60

TAX INFORMATION (Unaudited) (continued)

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya International High Dividend Low Volatility Fund	$21,292	$0.0205	100.00%
Voya Multi-Manager Emerging Markets Equity Fund	$1,018,191	$0.0290	80.11%
Voya Multi-Manager International Equity Fund	$804,953	$0.0159	90.40%
Voya Multi-Manager International Factors Fund	$948,381	$0.0195	72.75%

*
None of the Funds listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
61

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	134	Dentaquest (February 2014 – Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	134	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	134	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	134	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	134	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	134	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	134	None.
62

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).	134	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2020.

63

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
64

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

65

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
166210         (1020-122220)

Annual Report
October 31, 2020
Classes A, C, I, R, R6 and W
Global Fund-of-Funds
■
Voya Global Diversified Payment Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Voya funds’ website (www.voyainvestments.com/literature), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-992-0180 or by sending an e-mail request to Voyaim_literature@voya.com.
You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions to elect to continue receiving paper copies of your shareholder reports. If you received this document through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with us, you can call 1-800-992-0180 or send an email request to Voyaim_literature@voya.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the Voya funds complex if you invest directly with the funds.
This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.
E-Delivery Sign-up – details inside

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.
Just go to www.individuals.voya.com/page/e-delivery, follow the directions and complete the quick 5 Steps to Enroll.
You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Fund’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Near-term Stress, Long-term Hope
Dear Shareholder,
Stock markets continued their autumn decline in October, delivering mixed results as coronavirus cases resurged and policymakers failed to agree on a new package of fiscal stimulus to relieve pandemic stresses on the economy. For the one-year period ending October 31, 2020, the S&P 500® Index lost ground but the Dow Jones Industrial Average managed a slight gain. Gauged by market capitalization, large-cap stocks significantly outperformed their mid- and small-cap counterparts. Though non-U.S. developed markets sustained losses, emerging markets posted gains. Fixed income assets broadly delivered positive returns for the reporting period.
From an economic perspective, in our view, the labor markets are still soft. It appears to us that companies hindered by social distancing measures haven’t hired back many employees. Nevertheless, in our opinion consumer spending has been resilient, and housing continues to benefit from record low mortgage rates and wide availability of credit. Although many companies and individuals face very difficult times, we believe those that are doing well will continue to keep consumption afloat and economic output above recessionary levels. What’s more, the U.S. Federal Reserve Board has said it is intent on maintaining extremely easy financial conditions, which we believe potentially would be supportive of financial markets.
Despite the less than ideal economic backdrop, we continue to believe that staying invested will be rewarded over time, and that trying to time market exits or re-entries will not. We remain convinced that diversifying portfolios as broadly as possible offers the most likely path to realizing long-term investment goals. Should your long-term needs change, discuss them thoroughly with your financial advisor before making any shifts of your portfolio strategy. While we are humble and realistic in the face of the challenges ahead, we are well prepared for and fully committed to serving our clients without disruption. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Dina Santoro
President
Voya Family of Funds
November 18, 2020
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice. International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.
For more complete information, or to obtain a prospectus for any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. A prospectus should be read carefully before investing. Consider a fund’s investment objectives, risks, charges and expenses carefully before investing. A prospectus contains this information and other information about a fund. Check with your financial advisor to determine which Voya mutual funds are available for sale within their firm. Not all funds are available for sale at all firms.

1

Benchmark Descriptions

Index	Description
Bloomberg Barclays Global Aggregate Index	Provides a broad-based measure of the global investment-grade fixed-rate debt markets.
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	A market index comprised of all U.S. Treasury Inflation Linked Securities.
Citigroup 3-Month U.S. Treasury Bill Index	The index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real-estate investment trusts (“REITs”) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
MSCI All Country World IndexSM	A broad-based index comprised of equity securities in countries around the world, including the United States, other developed countries and emerging markets.
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell 1000® Growth Index	An index that measures the performance of those companies in the Russell 1000® Index with higher than average price-to-book ratio and forecasted growth. The index returns reflect no deductions for fees, expenses or taxes.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 400® Index	An index, which is distinct from the large-cap S&P 500®, that measures the performance of mid-sized companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/LSTA Leveraged Loan Index	A total return index that captures accrued interest, repayments, and market value changes. It represents a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. Standard & Poor’s (“S&P”) and the Loan Syndications and Trading Association (“LSTA”) conceived the index to establish a performance benchmark for the syndicated leveraged loan industry.
S&P Target Risk® Moderate Index Total Return	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.
2

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

Voya Global Diversified Payment Fund’s (the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund primarily invests in a combination of other Voya mutual funds in accordance with target allocations. The Fund may also invest in other unaffiliated investment companies (collectively, with Voya mutual funds, referred to as the “Underlying Funds”). The Fund is managed by Paul Zemsky, CFA, and Barbara Reinhard, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
The Fund’s MPP is designed to provide 12 level monthly payments throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets to Underlying Funds representing different asset classes and investments, the performance of the Fund’s other investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down from one year to the next and over time, depending on the timing of your investments in the Fund. The Fund may, under its MPP, return capital to a shareholder which will decrease the shareholder’s cost basis in the Fund and will affect the amount of any capital gain or loss that a shareholder realizes when selling or exchanging Fund shares. Any redemption you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.
Performance**: For the year ended October 31, 2020 the Fund’s Class A shares, excluding sales charges, provided a total return of 1.19% compared to the S&P Target Risk® Moderate Index Total Return, the Global Diversified Payment Composite Index(1), (“GDP Composite Index”), and the 60% MSCI All Country World IndexSM/40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 4.95%, 1.62%, and 6.03% respectively, for the same period. During the period, the Fund achieved its primary investment objective: to meet its MPP by delivering level monthly payments of  $0.038 per share for Class A shares.
Portfolio Specifics: For the reporting period, the Fund underperformed both the GDP Composite Index and the S&P Target Risk® Moderate Index Total Return. The Fund’s option overlay was the biggest detractor relative to the GDP Composite Index. Underlying Fund selection was also a slight headwind. Tactical asset allocation was a contributor to performance.
The Fund attempts to outperform the GDP Composite Index through tactical asset allocation, i.e., deviating from the GDP Composite Index weightings over the short- and medium-term. Tactical asset allocation trades occur as a result of fundamental and systematic strategies. Over the trailing one-year period, both fundamental and systematic tactical asset allocation effects contributed to returns. From a fundamental tactical asset allocation standpoint, the biggest contributor was an underweight to European stocks relative to U.S. stocks. The preference for United
Target Allocations as of October 31, 2020(1) (as a percentage of net assets)

Large Cap	27.50%
Mid Cap	3.00%
Small Cap	5.00%
International Developed	19.00%
Emerging Markets	8.00%
Global Real Estate	5.00%
Core Fixed Income	9.50%
Global Bond	8.00%
U.S. High Yield	10.00%
Senior Loans	3.00%
Cash	2.00%

(1)
Fund’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.
States was a consistently good decision, as they handily outperformed during the sharp COVID-19 related sell-off in March and April, while also doing substantially better throughout the subsequent market recovery. The Fund also benefitted from it’s positioning in U.S. small cap equities. The Fund was underweight in smaller company stocks during the depths of the COVID-shock, which was particularly harsh on smaller companies. Positioning was later flipped to an overweight as the economy began to show signs of stabilization and healing, as small caps generally perform well in the early-upswing segment of the cycle. A long held overweight to U.S. large caps was a detractor during the period, mostly dragged down during the first quarter of the year when indiscriminate selling punished risk-assets across the board. Similarly, an underweight to short-term bonds in the early months of the year hurt performance. Fortunately, the Fund's portfolio managers did not panic and sell at distressed pricing, which has aided portfolio returns since. The impact from systematic tactical asset allocation strategies was positive over the period. The cross-asset relative value strategy contributed modestly, while the tactical currency strategy added a meaningful amount, most of which came in May and June during the early stages of the market rebound.
The Fund also attempts to outperform through the selection of Underlying Funds, which represent the various asset classes within the GDP Composite Index. Underlying Fund selection slightly detracted from performance relative to the GDP Composite Index for the period. The Underlying Funds with the largest outperformance relative to their respective asset-class benchmarks were Voya Multi-Manager International Equity, Voya Mid Cap Opportunities and Voya Multi-Manager International Factors Fund. The largest underperformers were Voya U.S. High Dividend Low Volatility Fund, Voya Large Cap Growth Fund, and Voya Small Company Fund.
The Fund’s traditional option overlay strategy seeks to generate premiums and gains by writing (selling) call options tied to various equity indices and index exchange-traded fund (ETFs), including the S&P 500® Index, S&P 400® Index and MSCI EAFE® Index. The options overlay was a detractor from performance during the reporting period. Although the overlay helped dampen portfolio volatility in March and April when premium income was high, the losses experienced during the equity market rebound more than offset those gains. In July, the investment team implemented an enhancement to the Fund’s option overlay strategy. The

3

Voya Global Diversified Payment Fund	Portfolio Managers’ Report

enhanced option overlay strategy is designed to better support the payment through premium generation and provide some downside protection if an underlying asset sells off. The new strategy seeks to accomplish these objectives through two sub-strategies. The first piece involves earning the volatility risk premium by selling options while hedging the delta exposure, in effect removing negative equity beta. This negative equity beta had been the major source of underperformance for the previous option overlay, as the strategy tended to drag on performance in upward trending equity markets. The second leg provides downside protection. This involves buying puts and put spreads or selling calls and call spreads. These positions seek to add to performance when equities fall. We believe that the enhanced strategy will improve portfolio returns over the long-term and lower volatility, as the enhanced option strategy’s target tracking error is lower than the previous version. Since the enhancement was implemented, the option overlay has been a modest contributor.
Current Strategy and Outlook: Despite the far-from-ideal economic backdrop, we continue to believe that investors will be rewarded for holding a risk-on posture. The significance of the change in the U.S. Federal Reserve Board’s (the “Fed”) objective is difficult to understate. Its explicit commitment to reducing employment shortfalls and inciting inflation amounts to a meaningful regime shift in monetary policy that makes it less risky to own stocks. The Fed has the means — plenty of room on its balance sheet for additional asset purchases — and Fed officials are motivated to act; Chairman Powell recently stated that policy risks are asymmetric, and the Fed will err on the side of intervention. In addition to this comforting message, the real Fed funds rate is -1.5% and the government bond market is trading at yields so unenticing, it’s difficult to be anything but overweight in equity and credit risk.
From a fundamental standpoint, the recovery has slowed, but we don’t believe there will be a retreat. We believe the labor markets are still soft. Companies hindered by social distancing measures haven’t hired back many, if any, employees. This has led to droves of individuals being reclassified from temporary to permanently unemployed. Weekly initial unemployment claims have fluctuated around 800,000 for about three months now, showing a loss of the momentum achieved in the summer months. Nevertheless, consumer spending has been surprisingly resilient. September retail sales notched their fifth straight month of growth and significantly outperformed expectations. Gains in retail were driven by increased clothing and auto sales; the latter have been aided by extraordinarily low rates on car loans.
Housing also continues to be helped by record low rates and wide availability of credit. September housing starts were a little less than expected but building permits, a leading economic indicator, rose 5.2% to a 14-year high of 1.55 million. The permits increase suggests housing should remain strong into the end of the year, in our opinion. Although many companies and individuals face very difficult times, we believe those that are fine will continue to hold consumption afloat and help keep output above recessionary levels.
A fiscal policy mistake remains a risk, but in our view everyone seems to want stimulus; so we believe markets will tolerate the bureaucratic logjam with the idea that delay will be made up for in size. When it does come, we want to be in the U.S.; we believe that unemployment assistance payments will be immediately injected into the system and hiring will resume. What’s more, we expect a revival of business investment to drive growth above trend and trigger a cyclical stock rally, which we think will play out best among small caps. We also like U.S. high yield. In our opinion, corporate balance sheets are strong enough that we don’t fear a pervasive pickup in defaults, and spreads are wide enough for us to venture out of investment grade. However, we prefer to remain up quality, mostly BB segment, and believe active management has a better-than-normal environment to capture alpha through clever security selection.
We believe that portfolios are further geared to a rebound in growth through an overweight to emerging markets (“EM”) equities. The U.S. economy just posted its largest fiscal deficit since 1945, swelling the debt and setting up the U.S. dollar to weaken against currencies of the faster growing developing economies, which would be a tailwind for EM assets. We expect EM equities will be driven by Asian stocks, particularly China. With several data points and indicators showing continued acceleration in Chinese business activity, such as non-manufacturing PMIs jumping to seven-year highs and rising industrial capacity utilization, the country appears to be experiencing a remarkable V-shaped rebound in growth that should bode well for its local equity market and have positive effects that spill over to Asian neighbors.

*
Please see the Fund’s “Additional Information” section regarding the MPP on page 36.

**
On March 18, 2020, the Board of Trustees of the Fund approved changes with respect to the Fund’s principal investment strategies and expense limits, effective on or about April 30, 2020.

(1)
The Global Diversified Payment Composite Index is composed of several indices that we believe provide an internal reference benchmark against which the actual performance of the Fund can be compared. As of October 31, 2020, the Index allocation is approximately: 10.50% of the S&P 500® Index, 6.0% of the Russell 1000® Growth Index, 11.50% of the Russell 1000® Value Index, 3% of the Russell Midcap® Index, 2% of the Russell 2000® Index, 21% of the MSCI EAFE® Index, 7% of the MSCI Emerging Markets IndexSM, 5% of the FTSE EPRA Nareit Developed Index, 8.0% of the Bloomberg Barclays U.S. Aggregate Bond Index, 9.0% of the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index, 8.0% of the Bloomberg Barclays Global Aggregate Index, 3.0% of the S&P/LSTA Leveraged Loan Index, 4.0% of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index, and 2% of Citigroup 3-Month U.S. Treasury Bill Index.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
4

Portfolio Managers’ Report	Voya Global Diversified Payment Fund

Average Annual Total Returns for the Periods Ended October 31, 2020
	1 Year	5 Year	10 Year	Since Inception of Class R August 5, 2011
Including Sales Charge:
Class A(1)	-4.64%	2.61%	4.01%	—
Class C(2)	-0.44%	3.07%	3.85%	—
Class I	1.53%	4.14%	4.92%	—
Class R	0.99%	3.63%	—	4.78%
Class R6(3)	1.53%	4.14%	4.92%	—
Class W	1.54%	4.12%	4.90%	—
Excluding Sales Charge:
Class A	1.19%	3.83%	4.63%	—
Class C	0.51%	3.07%	3.85%	—
Class I	1.53%	4.14%	4.92%	—
Class R	0.99%	3.63%	—	4.78%
Class R6(3)	1.53%	4.14%	4.92%	—
Class W	1.54%	4.12%	4.90%	—
S&P Target Risk® Moderate Index Total Return	4.95%	5.94%	5.71%	5.95%
60% MSCI All Country World IndexSM/40% Bloomberg Barclays U.S. Aggregate Bond Index	6.03%	6.75%	6.40%	6.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Diversified Payment Fund against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Fund’s performance is shown both with and without the imposition of sales charges.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.
The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
Fund holdings are subject to change daily.

(1)
Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)
Reflects deduction of the Class C deferred sales charge of 1% for the 1 Year return.

(3)
Class R6 incepted on February 28, 2018. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.

5

SHAREHOLDER EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from May 1, 2020 to October 31, 2020. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2020**	Beginning Account Value May 1, 2020	Ending Account Value October 31, 2020	Annualized Expense Ratio*	Expenses Paid During the Period Ended October 31, 2020**
Class A	$1,000.00	$1,112.50	0.60%	$3.19	$1,000.00	$1,022.12	0.60%	$3.05
Class C	1,000.00	1,107.80	1.35	7.15	1,000.00	1,018.35	1.35	6.85
Class I	1,000.00	1,115.00	0.32	1.70	1,000.00	1,023.53	0.32	1.63
Class R	1,000.00	1,110.30	0.85	4.51	1,000.00	1,020.86	0.85	4.32
Class R6	1,000.00	1,113.30	0.32	1.70	1,000.00	1,023.53	0.32	1.63
Class W	1,000.00	1,115.30	0.35	1.86	1,000.00	1,023.38	0.35	1.78

*
The annualized expense ratios do not include expenses of the underlying funds.

**
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Diversified Payment Fund
and the Board of Trustees of Voya Mutual Funds:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Voya Global Diversified Payment Fund (the “Fund”) (one of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolio of investments, as of October 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Voya Mutual Funds) at October 31, 2020, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended October 31, 2019, and the financial highlights for each of the years in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 2019.
Boston, Massachusetts
December 23, 2020
7

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2020

ASSETS:
Investments in securities at fair value*	$50,451
Investments in affiliated underlying funds at fair value**	280,132,318
Investments in unaffiliated underlying funds at fair value***	69,290,281
Short-term investments at fair value†	1,236,666
Cash collateral for futures	2,744,231
Cash pledged as collateral for OTC derivatives (Note 2)	1,320,000
Receivables:
Investment securities sold	643,196
Investments in affiliated underlying funds sold	8,833,916
Investments in unaffiliated underlying funds sold	9,327,234
Fund shares sold	122,554
Dividends	23,929
Unrealized appreciation on forward foreign currency contracts	366,666
Unrealized appreciation on OTC swap agreements	38,510
Prepaid expenses	26,063
Reimbursement due from investment adviser	76,049
Other assets	13,276
Total assets	374,245,340
LIABILITIES:
Income distribution payable	47,771
Payable for investments in affiliated underlying funds purchased	3,519,904
Payable for investments in unaffiliated underlying funds purchased	13,016,124
Payable for fund shares redeemed	1,572,955
Unrealized depreciation on forward foreign currency contracts	509,215
Unrealized depreciation on OTC swap agreements	28,118
Payable for investment management fees	80,752
Payable for distribution and shareholder service fees	109,683
Payable for trustee fees and expenses	1,909
Payable to trustees under the deferred compensation plan (Note 6)	13,276
Other accrued expenses and liabilities	217,581
Written options, at fair value^	658,940
Total liabilities	19,776,228
NET ASSETS	$354,469,112
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$364,352,604
Total distributable loss	(9,883,492)
NET ASSETS	$354,469,112
* Cost of investments in securities	$49,888
** Cost of investments in affiliated underlying funds	$287,166,153
*** Cost of investments in unaffiliated underlying funds	$68,346,758
† Cost of short-term investments	$1,236,666
^ Premiums received on written options	$643,195
See Accompanying Notes to Financial Statements
8

STATEMENT OF ASSETS AND LIABILITIES as of October 31, 2020 (continued)

Class A
Net assets	$151,537,843
Shares authorized	unlimited
Par value	$—
Shares outstanding	20,760,163
Net asset value and redemption price per share†	$7.30
Maximum offering price per share (5.75%)(1)	$7.75
Class C
Net assets	$86,215,563
Shares authorized	unlimited
Par value	$—
Shares outstanding	11,391,889
Net asset value and redemption price per share†	$7.57
Class I
Net assets	$84,082,595
Shares authorized	unlimited
Par value	$—
Shares outstanding	11,584,851
Net asset value and redemption price per share	$7.26
Class R
Net assets	$281,899
Shares authorized	unlimited
Par value	$—
Shares outstanding	38,494
Net asset value and redemption price per share	$7.32
Class R6
Net assets	$64,263
Shares authorized	unlimited
Par value	$—
Shares outstanding	8,852
Net asset value and redemption price per share	$7.26
Class W
Net assets	$32,286,949
Shares authorized	unlimited
Par value	$—
Shares outstanding	4,462,522
Net asset value and redemption price per share	$7.24

(1)
Maximum offering price is computed at 100/94.25 of net asset value. On purchases of  $50,000 or more, the offering price is reduced.

†
Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements
9

STATEMENT OF OPERATIONS for the year ended October 31, 2020

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,635,934
Dividends from unaffiliated underlying funds	1,443,875
Total investment income	11,079,809
EXPENSES:
Investment management fees	863,033
Distribution and shareholder service fees:
Class A	391,823
Class C	985,323
Class R	1,534
Transfer agent fees:
Class A	94,886
Class C	59,607
Class I	62,211
Class R	184
Class R6	353
Class W	20,194
Shareholder reporting expense	124,440
Registration fees	156,552
Professional fees	64,050
Custody and accounting expense	68,076
Trustee fees	15,272
Miscellaneous expense	33,173
Interest expense	1,960
Total expenses	2,942,671
Waived and reimbursed fees	(256,917)
Net expenses	2,685,754
Net investment income	8,394,055
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(71,938)
Sale of affiliated underlying funds	(4,316,868)
Sale of unaffiliated underlying funds	2,113,198
Capital gain distributions from affiliated underlying funds	4,293,948
Forward foreign currency contracts	4,070,164
Foreign currency related transactions	(1,434,535)
Futures	(1,109,289)
Swaps	316,649
Written options	(4,416,350)
Net realized loss	(555,021)
Net change in unrealized appreciation (depreciation) on:
Investments	563
Affiliated underlying funds	(5,903,206)
Unaffiliated underlying funds	(1,791,399)
Forward foreign currency contracts	(708,844)
Foreign currency related transactions	(25,547)
Futures	1,274,843
Swaps	10,392
Written options	187,828
Net change in unrealized appreciation (depreciation)	(6,955,370)
Net realized and unrealized loss	(7,510,391)
Increase in net assets resulting from operations	$883,664
See Accompanying Notes to Financial Statements
10

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended October 31, 2020	Year Ended October 31, 2019
FROM OPERATIONS:
Net investment income	$8,394,055	$8,811,435
Net realized gain (loss)	(555,021)	14,385,765
Net change in unrealized appreciation (depreciation)	(6,955,370)	12,048,110
Increase in net assets resulting from operations	883,664	35,245,310
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class A	(4,416,189)	(9,755,570)
Class C	(2,052,545)	(6,614,713)
Class I	(2,922,825)	(6,739,454)
Class R	(7,639)	(15,418)
Class R6	(1,695)	(373)
Class W	(1,061,070)	(2,191,833)
Return of capital:
Class A	(5,253,313)	(4,953,357)
Class C	(3,166,895)	(3,250,059)
Class I	(3,119,388)	(2,933,700)
Class R	(10,265)	(10,087)
Class R6	(1,806)	(888)
Class W	(1,132,567)	(970,093)
Total distributions	(23,146,197)	(37,435,545)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	41,900,113	55,239,968
Reinvestment of distributions	22,464,279	36,399,572
	64,364,392	91,639,540
Cost of shares redeemed	(114,259,035)	(138,687,778)
Net decrease in net assets resulting from capital share transactions	(49,894,643)	(47,048,238)
Net decrease in net assets	(72,157,176)	(49,238,473)
NET ASSETS:
Beginning of year or period	426,626,288	475,864,761
End of year or period	$354,469,112	$426,626,288

See Accompanying Notes to Financial Statements
11

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
10-31-20	7.68	0.17	(0.09)	0.08	0.21	—	0.25	0.46	—	7.30	1.19	0.66	0.60	0.60	2.27	151,538	30
10-31-19	7.71	0.17	0.46	0.63	0.09	0.35	0.22	0.66	—	7.68	8.64	0.62	0.62	0.62	2.09	172,864	44
10-31-18	8.41	0.17	(0.41)	(0.24)	0.20	0.09	0.17	0.46	—	7.71	(3.12)	0.62	0.62	0.62	1.94	176,765	80
10-31-17	8.01	0.14•	0.73	0.87	0.13	0.13	0.21	0.47	—	8.41	11.17	0.62	0.66	0.66	1.73	174,532	37
10-31-16	8.40	0.13	0.02	0.15	0.15	0.13	0.26	0.54	—	8.01	1.92	0.64	0.63	0.63	1.60	155,070	57
Class C
10-31-20	7.95	0.12	(0.09)	0.03	0.16	—	0.25	0.41	—	7.57	0.51	1.41	1.35	1.35	1.59	86,216	30
10-31-19	7.98	0.11	0.47	0.58	0.04	0.35	0.22	0.61	—	7.95	7.69	1.37	1.37	1.37	1.39	114,650	44
10-31-18	8.70	0.10	(0.41)	(0.31)	0.15	0.09	0.17	0.41	—	7.98	(3.79)	1.37	1.37	1.37	1.23	139,261	80
10-31-17	8.29	0.09•	0.74	0.83	0.08	0.13	0.21	0.42	—	8.70	10.29	1.37	1.41	1.41	1.01	156,353	37
10-31-16	8.68	0.07	0.03	0.10	0.10	0.13	0.26	0.49	—	8.29	1.28	1.39	1.38	1.38	0.85	170,237	57
Class I
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	0.41	0.32	0.32	2.59	84,083	30
10-31-19	7.68	0.19	0.45	0.64	0.11	0.35	0.22	0.68	—	7.64	8.88	0.38	0.38	0.38	2.38	103,731	44
10-31-18	8.38	0.19	(0.41)	(0.22)	0.22	0.09	0.17	0.48	—	7.68	(2.86)	0.33	0.36	0.36	2.21	122,271	80
10-31-17	7.99	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.38	11.40	0.32	0.35	0.35	2.03	125,078	37
10-31-16	8.37	0.16	0.03	0.19	0.18	0.13	0.26	0.57	—	7.99	2.38	0.34	0.32	0.32	1.93	101,305	57
Class R
10-31-20	7.69	0.15	(0.08)	0.07	0.19	—	0.25	0.44	—	7.32	0.99	0.91	0.85	0.85	2.12	282	30
10-31-19	7.71	0.14	0.47	0.61	0.06	0.35	0.22	0.63	—	7.69	8.44	0.87	0.87	0.87	1.78	353	44
10-31-18	8.40	0.14	(0.40)	(0.26)	0.17	0.09	0.17	0.43	—	7.71	(3.29)	0.87	0.87	0.87	1.82	280	80
10-31-17	8.00	0.13•	0.72	0.85	0.11	0.13	0.21	0.45	—	8.40	10.86	0.87	0.90	0.90	1.59	348	37
10-31-16	8.38	0.10	0.04	0.14	0.13	0.13	0.26	0.52	—	8.00	1.77	0.89	0.88	0.88	1.34	399	57
Class R6
10-31-20	7.64	0.19	(0.09)	0.10	0.23	—	0.25	0.48	—	7.26	1.53	1.02	0.32	0.32	2.38	64	30
10-31-19	7.69	0.15•	0.48	0.63	0.11	0.35	0.22	0.68	—	7.64	8.74	0.98	0.38	0.38	1.95	45	44
02-28-18(5) - 10-31-18	8.32	0.08•	(0.39)	(0.31)	0.15	—	0.17	0.32	—	7.69	(3.86)	0.91	0.38	0.38	1.51	3	80
Class W
10-31-20	7.62	0.18	(0.08)	0.10	0.23	—	0.25	0.48	—	7.24	1.54	0.41	0.35	0.35	2.50	32,287	30
10-31-19	7.67	0.18	0.45	0.63	0.11	0.35	0.22	0.68	—	7.62	8.76	0.37	0.37	0.37	2.36	34,984	44
10-31-18	8.36	0.18	(0.39)	(0.21)	0.22	0.09	0.17	0.48	—	7.67	(2.74)	0.37	0.37	0.37	2.22	37,285	80
10-31-17	7.97	0.17•	0.71	0.88	0.15	0.13	0.21	0.49	—	8.36	11.42	0.37	0.41	0.41	2.02	43,246	37
10-31-16	8.36	0.15	0.02	0.17	0.17	0.13	0.26	0.56	—	7.97	2.23	0.39	0.38	0.38	1.84	44,305	57

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges or contingent deferred sales charges, if applicable. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include expenses of the Underlying Funds.

(5)
Commencement of operations.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
12

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020

NOTE 1 — ORGANIZATION
Voya Mutual Funds (the “Trust”) is a Delaware statutory trust organized on December 18, 1992 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment management company. There are eleven separate active investment series. This report is for Voya Global Diversified Payment Fund (“Global Diversified Payment” or the “Fund”), a diversified series of the Trust. Prior to the close of business on November 8, 2019, the Fund was a separate active series under Voya Series Fund, Inc.
The Fund offers the following classes of shares: Class A, Class C, Class I, Class R, Class R6, and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a fund and earn income and realized gains/losses from a fund pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a fund or a class are charged directly to that fund or class. Other operating expenses shared by several funds are generally allocated among those funds based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees, if applicable as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.
Beginning on January 2, 2020, Class C shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares ten years after purchase.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Fund. Voya Investments has engaged Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, to serve as the Sub-Adviser to the Fund. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Fund.
The investment companies in which the Fund invests are collectively referred to as the “Underlying Funds.”
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. The Fund is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Fund is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of the Fund is calculated by taking the value of the Fund’s assets attributable to that class, subtracting the Fund’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Fund is closed for business, Fund shares will not be priced and the Fund does not transact purchase and redemption orders. To the extent the Fund’s assets are traded in other markets on days when the Fund does not price its shares, the value of the Fund’s assets will likely change and you will not be able to purchase or redeem shares of the Fund.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, the Fund will determine a fair value for

13

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the relevant asset in accordance with procedures adopted by the Fund’s Board of Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which the Fund may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Fund’s valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Fund. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine the Fund’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.
Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable

14

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

accounting rules. A table summarizing the Fund’s investments under these levels of classification is included within the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Fund has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as capital gain distributions from affiliated Underlying Funds.
C. Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
The Fund’s MPP is designed to make level payments once per month throughout each calendar year. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years.
D. Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.
The Fund may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Risk Exposures and the Use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, the Fund may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that the Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to

15

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a low interest rate environment, which may increase the Fund’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market or credit risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Fund. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Fund and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Fund to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause the Fund to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by the Fund and

16

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
The Fund may also enter into collateral agreements with certain counterparties to further mitigate credit risk associated with OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
At October 31, 2020, the maximum amount of loss that the Fund would incur if its counterparties failed to perform would be $455,627 which represents the gross payments to be received on open purchased OTC options, forward foreign currency contracts and total return swaps were they to be unwound as of October 31, 2020. There was no collateral pledged to the Fund at October 31, 2020.
The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.
The Fund had a liability position of  $1,196,273 on open forward foreign currency contracts, total return swapsand written OTC options with credit related contingent features. If a contingent feature would have been triggered as of October 31, 2020, the Fund could have been required to pay this amount in cash to its counterparties. The Fund pledged $1,320,000 incash collateral at October 31, 2020 for its open OTC derivative transactions.
G. Forward Foreign Currency Transactions and Futures Contracts. The Fund may enter into forward foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S.
dollar in connection with the planned purchases or sales of securities. The Fund either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
For the year ended October 31, 2020, the Fund entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Fund used forward foreign currency contracts as part of its tactical currency strategy.
During the year ended October 31, 2020, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of  $45,055,338 and $45,548,960, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at October 31, 2020.
The Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.
Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures on the Statement of Assets and Liabilites. Open futures contracts, if any, are reported on a table within the Fund’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements, if any, on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Fund’s Statement of Assets and Liabilities. The net change

17

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

in unrealized appreciation and depreciation is reported in the Fund’s Statement of Operations. Realized gains (losses) are reported in the Fund’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended October 31, 2020, the Fund used futures to enact tactical positions and to provide the Fund with greater liquidity. The Fund had purchased and sold futures contracts on various equity indices. The Fund also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Fund’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended October 31, 2020, the Fund had an average notional value on futures contracts purchased and sold of  $46,297,169 and $45,746,368, respectively. Please refer to the tables within the Portfolio of Investments for open futures at October 31, 2020.
H. Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.
During the year ended October 31, 2020, the Fund has purchased and written options on equity indices in an attempt to manage the Fund’s exposure to a certain equity market and to generate income from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated Underlying Funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated Underlying Funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated Underlying Funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated Underlying Funds during periods of declining markets.
During the year ended October 31, 2020, the Fund had an average notional value on purchased and written equity options of  $5,800,909 and $52,173,068, respectively. Please refer to the tables within the Portfolio of Investments for open purchased and written equity options at October 31, 2020.
I. Swap Agreements. The Fund may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).
The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Fund may enter into credit

18

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Fund when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A Fund also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Fund’s counterparty on the swap agreement becomes the CCP. A Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statement of Operations. Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Total Return Swap Agreements. Total return swaps are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.
For the year ended October 31, 2020, the Fund entered into total return swaps on custom equity indices with an average notional amount of  $26,583,291 and $16,924,421 on receiver and payer total return swaps, respectively. Please refer to the tables within the Portfolio of Investments for open total return swaps at October 31, 2020.
J. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended October 31, 2020, the cost of purchases and the proceeds from sales of investments, excluding short-term securities, were: $113,321,293 and $179,978,499, respectively.

19

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES
The Fund has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Fund. The Investment Adviser oversees all investment advisory and portfolio management services for the Fund and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee equal to 0.18% of the Fund’s average daily net assets invested in affiliated Underlying Funds and 0.40% of the Fund’s average daily net assets invested in unaffiliated Underlying Funds or other direct investments.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Fund and is paid by the Investment Adviser based on the average daily net assets of the Fund. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Each share class of the Fund (except Class I, Class R6 and Class W) has a plan (each a “Plan” and collectively, the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, Class A, Class C and Class R shares pay the Distributor a Distribution and/or Service Fee based on average daily net assets at the rates of 0.25%, 1.00% and 0.50%, respectively.
The Distributor may also retain the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the year ended October 31, 2020, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges:	$30,513	$—
Contingent Deferred Sales Charges:	—	5,545
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At October 31, 2020, there were no direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies that owned more than 5% of the Fund.
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Fund has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Fund. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Fund purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Fund asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
Effective January 1, 2020 the Fund may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended October 31, 2020, the per account fees for affiliated recordkeeping services paid by the Fund were $10,420.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below(1)(2):
Class A	Class C	Class I	Class R	Class R6	Class W
1.16%	1.91%	0.85%	1.41%	0.85%	0.91%

(1)
These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Fund will vary based on the Fund’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)
Prior to May 1, 2020, the expense limits were 1.30%, 2.05%, 0.99%, 1.55%, 0.99% and 1.05% for Class A, Class C, Class I, Class R, Class R6 and Class W, respectively.

20

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from the Fund for class specific fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.
As of October 31, 2020, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:
October 31,
2021	2022	2023	Total
$—	$—	$223,374	$223,374
In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of October 31, 2020, are as follows:
	October 31,
	2021	2022	2023	Total
Class I	$—	$—	$33,227	$33,227
Class R6	12	113	316	441
The Expense Limitation Agreement is contractual through March 1, 2022 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 15, 2020, the Fund, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 14, 2021. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Fund or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 15, 2020, the predecessor line of credit was for an aggregate amount of  $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 15, 2020.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The Fund utilized the line of credit during the yearended October 31, 2020 as follows:
Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
29	$1,686,276	1.27%

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Class A
10/31/2020	2,563,158	—	1,263,855	(5,581,201)	(1,754,188)	18,948,695	—	9,186,020	(40,590,809)	(12,456,094)
10/31/2019	2,563,577	—	1,870,171	(4,834,560)	(400,812)	19,588,933	—	14,031,425	(36,877,246)	(3,256,888)
Class C
10/31/2020	521,413	—	682,762	(4,230,519)	(3,026,344)	4,063,294	—	5,144,198	(31,858,652)	(22,651,160)
10/31/2019	966,609	—	1,255,788	(5,261,296)	(3,038,899)	7,647,616	—	9,730,859	(41,498,659)	(24,120,183)
Class I
10/31/2020	1,836,978	—	822,914	(4,651,564)	(1,991,672)	13,390,194	—	5,951,204	(33,161,104)	(13,819,706)
10/31/2019	2,980,172	—	1,268,090	(6,582,595)	(2,334,334)	22,594,103	—	9,478,617	(49,792,331)	(17,719,611)
Class R
10/31/2020	406	—	2,455	(10,178)	(7,317)	3,170	—	17,904	(62,699)	(41,625)
10/31/2019	6,103	—	3,393	—	9,497	46,420	—	25,505	—	71,925
Class R6
10/31/2020	3,457	—	485	(989)	2,953	25,252	—	3,501	(7,000)	21,753
10/31/2019	5,467	—	166	(108)	5,525	41,097	—	1,262	(831)	41,529
Class W
10/31/2020	766,365	—	299,919	(1,195,073)	(128,789)	5,469,508	—	2,161,452	(8,578,771)	(947,811)
10/31/2019	698,606	—	420,170	(1,391,694)	(272,918)	5,321,798	—	3,131,904	(10,518,711)	(2,065,010)
21

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 10 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, futures contracts, capital loss carryforwards and wash sale deferrals. Distributions in excess of net investment income are reported as return of capital.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends to shareholders was as follows:
Year Ended October 31, 2020		Year Ended October 31, 2019
Ordinary Income	Return of Capital	Ordinary Income	Long-term Capital Gain	Return of Capital
$10,461,963	$12,684,234	$4,867,801	$20,449,560	$12,118,184
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2020 were:
Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
	Amount	Character	Expiration
$(6,091,747)	$(2,969,470)	Short-term	None
	(698,750)	Long-term	None
$(3,668,220)
The Fund’s major tax jurisdictions are U.S. federal and Arizona state.
As of October 31, 2020, no provision for income tax is required in the Fund’s financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.
NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)
The U.K. Financial Conduct Authority has announced that it intends to stop persuading or compelling banks to submit
LIBOR rates after 2021, and it remains unclear whether LIBOR will continue to exist after that date and, if so, in what form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in many major currencies. The U.S. Federal Reserve Board, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (“SOFR”) that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication.
Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Fund’s existing investments (including, for example, fixed-income investments; senior loans; CLOs and CDOs; and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Fund; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Fund.
NOTE 12 — MARKET DISRUPTION
The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. War, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the recent COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups

22

NOTES TO FINANCIAL STATEMENTS as of October 31, 2020 (continued)

NOTE 12 — MARKET DISRUPTION (continued)

of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the portfolio and of the Fund. Any of these occurrences could disrupt the operations of the Fund and of the Fund’s service providers.
NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS
The Fund has adopted the provisions of Financial Accounting Standards Board Accounting Standards Update 2018-13 (“ASU 2018-13”), Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 introduces new fair value disclosure requirements as well as provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy and disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, when applicable. Upon evaluation, the Fund has concluded that the adoption of the new accounting standard does not materially impact the financial statement amounts.
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04
(“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
NOTE 14 — SUBSEQUENT EVENTS
Dividends: Subsequent to October 31, 2020, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0380	December 1, 2020	November 27, 2020
Class C	$0.0340	December 1, 2020	November 27, 2020
Class I	$0.0400	December 1, 2020	November 27, 2020
Class R	$0.0360	December 1, 2020	November 27, 2020
Class R6	$0.0400	December 1, 2020	November 27, 2020
Class W	$0.0400	December 1, 2020	November 27, 2020
The Fund has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

23

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 11.1%
45,106	iShares 20+ Year Treasury Bond ETF	$7,107,353	2.0
66,330	iShares Core MSCI Emerging Markets ETF	3,546,665	1.0
147,598	iShares Core S&P Small-Cap ETF	10,630,170	3.0
152,500	Vanguard Global ex-U.S. Real Estate ETF	7,164,450	2.1
139,654	Vanguard Real Estate ETF	10,696,100	3.0
	Total Exchange-Traded Funds (Cost $42,126,306)	39,144,738	11.1
MUTUAL FUNDS: 87.5%
	Affiliated Investment Companies: 79.0%
1,231,298	Voya Floating Rate Fund - Class I	10,786,171	3.0
2,950,175	Voya Global Bond Fund - Class R6	28,764,204	8.1
4,664,944	Voya High Yield Bond Fund - Class R6	36,060,015	10.2
3,032,498	Voya Intermediate Bond Fund - Class R6	32,326,429	9.1
1,314,689	Voya Large Cap Value Fund - Class R6	14,343,261	4.1
386,292	Voya Large-Cap Growth Fund - Class R6	20,994,973	5.9
184,760 (1)	Voya MidCap Opportunities Fund - Class R6	5,319,254	1.5
1,904,099	Voya Multi-Manager Emerging Markets Equity Fund - Class I	24,829,451	7.0
2,498,835	Voya Multi-Manager International Equity Fund - Class I	28,361,779	8.0
5,139,013	Voya Multi-Manager International Factors Fund - Class I	46,199,729	13.0
Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: (continued)
	Affiliated Investment Companies (continued)
644,731	Voya Multi-Manager Mid Cap Value Fund - Class I	$5,370,606	1.5
2,378,015	Voya U.S. High Dividend Low Volatility Fund - Class R6	26,776,446	7.6
		280,132,318	79.0

	Unaffiliated Investment Companies: 8.5%
829,313	TIAA-CREF S&P 500 Index Fund - Class I	30,145,543	8.5
	Total Mutual Funds (Cost $313,386,605)	310,277,861	87.5
PURCHASED OPTIONS(2): 0.0%
	Total Purchased Options (Cost $49,888)	50,451	0.0
	Total Long-Term Investments (Cost $355,562,799)	349,473,050	98.6
SHORT-TERM INVESTMENTS: 0.3%
	Mutual Funds : 0.3%
1,236,666 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010)% (Cost $1,236,666)	1,236,666	0.3
	Total Short-Term Investments (Cost $1,236,666)	1,236,666	0.3
	Total Investments in Securities (Cost $356,799,465)	$350,709,716	98.9
	Assets in Excess of Other Liabilities	3,759,396	1.1
	Net Assets	$354,469,112	100.0

(1)
Non-income producing security.

(2)
The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.

(3)
Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements
24

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of October 31, 2020 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at October 31, 2020
Asset Table
Investments, at fair value
Exchange-Traded Funds	$39,144,738	$—	$—	$39,144,738
Mutual Funds	310,277,861	—	—	310,277,861
Purchased Options	—	50,451	—	50,451
Short-Term Investments	1,236,666	—	—	1,236,666
Total Investments, at fair value	$350,659,265	$50,451	$—	$350,709,716
Other Financial Instruments+
Forward Foreign Currency Contracts	—	366,666	—	366,666
Futures	536,485	—	—	536,485
OTC Swaps	—	38,510	—	38,510
Total Assets	$351,195,750	$455,627	$—	$351,651,377
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(509,215)	$—	$(509,215)
Futures	(179,527)	—	—	(179,527)
OTC Swaps	—	(28,118)	—	(28,118)
Written Options	—	(658,940)	—	(658,940)
Total Liabilities	$(179,527)	$(1,196,273)	$—	$(1,375,800)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended October 31, 2020, where the following issuers were considered an affiliate:
Issuer	Beginning Market Value at 10/31/2019	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Market Value at 10/31/2020	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund - Class I	$21,255,513	$1,917,937	$(12,399,300)	$12,021	$10,786,171	$681,225	$(1,773,094)	$—
Voya Global Bond Fund - Class R6	42,823,279	4,510,765	(18,245,771)	(324,069)	28,764,204	1,455,868	(255,782)	—
Voya High Yield Bond Fund - Class R6	21,453,112	20,825,313	(6,420,043)	201,633	36,060,015	1,622,039	43,331	—
Voya Intermediate Bond Fund - Class R6	42,567,794	8,134,135	(18,387,478)	11,978	32,326,429	1,236,111	288,780	34,353
Voya Large Cap Value Fund - Class R6	28,125,704	4,307,449	(15,434,547)	(2,655,345)	14,343,261	390,790	(1,942,903)	1,942,938
Voya Large-Cap Growth Fund - Class R6	24,051,066	1,898,112	(6,216,320)	1,262,115	20,994,973	149,046	1,825,252	886,231
Voya MidCap Opportunities Fund - Class R6	6,508,678	373,073	(2,291,169)	728,672	5,319,254	—	168,341	373,073
Voya Multi-Manager Emerging Markets Equity Fund - Class I	29,947,257	1,879,804	(7,410,857)	413,247	24,829,451	518,296	1,093,169	160,358
Voya Multi-Manager International Equity Fund - Class I	25,937,420	8,399,720	(6,398,217)	422,856	28,361,779	514,327	671,059	—
Voya Multi-Manager International Factors Fund - Class I	60,928,416	3,114,977	(14,401,408)	(3,442,256)	46,199,729	1,902,248	(1,162,705)	—
Voya Multi-Manager Mid Cap Value Fund - Class I	6,642,697	1,470,481	(1,577,646)	(1,164,926)	5,370,606	73,673	85,190	538,400
Voya Small Company Fund - Class R6	8,838,082	11,916,850	(22,781,187)	2,026,255	—	19,460	(3,433,640)	—
Voya Strategic Income Opportunities Fund - Class R6	17,101,969	1,544,721	(18,495,531)	(151,159)	—	453,964	(785,191)	—
Voya U.S. High Dividend Low Volatility Fund - Class R6	32,534,671	2,182,128	(4,696,125)	(3,244,228)	26,776,446	618,887	861,325	358,595
	$368,715,658	$72,475,465	$(155,155,599)	$(5,903,206)	$280,132,318	$9,635,934	$(4,316,868)	$4,293,948
The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
25

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020 (continued)

At October 31, 2020, the following forward foreign currency contracts were outstanding for Voya Global Diversified Payment Fund:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NOK 150,000,000	USD 16,087,005	Brown Brothers Harriman & Co.	11/04/20	$(374,770)
SEK 214,200,000	USD 23,951,697	Brown Brothers Harriman & Co.	11/04/20	120,303
USD 22,945,357	GBP 17,800,000	Brown Brothers Harriman & Co.	11/04/20	(114,764)
USD 8,927,392	EUR 7,600,000	Citibank N.A.	11/04/20	75,887
SGD 16,300,000	USD 11,952,774	Goldman Sachs International	11/04/20	(19,681)
USD 7,438,455	CAD 9,900,000	Societe Generale	11/04/20	7,672
USD 7,965,023	AUD 11,100,000	Societe Generale	11/04/20	162,804
				$(142,549)
At October 31, 2020, the following futures contracts were outstanding for Voya Global Diversified Payment Fund:
Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
E-mini Russell 2000® Index	92	12/18/20	$7,069,280	$21,909
S&P 500® E-Mini	33	12/18/20	5,386,755	(179,527)
			$12,456,035	$(157,618)
Short Contracts:
Mini MSCI EAFE Index	(80)	12/18/20	(7,135,600)	498,909
U.S. Treasury 5-Year Note	(43)	12/31/20	(5,400,867)	15,667
			$(12,536,467)	$514,576
At October 31, 2020, the following OTC purchased equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/20	3,482.510	USD 1,774	5,800,909	$49,888	$50,451
							$49,888	$50,451
At October 31, 2020, the following OTC written equity options were outstanding for Voya Global Diversified Payment Fund:
Description	Counterparty	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/20	USD 3,286.310	1,774	USD 5,800,909	$199,551	$(202,178)
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/20	USD 3,351.710	3,547	USD 11,598,548	273,146	(279,709)
S&P 500® Index	JPMorgan Chase Bank N.A.	Call	11/30/20	USD 3,417.110	3,547	USD 11,598,548	170,498	(177,053)
							$643,195	$(658,940)
See Accompanying Notes to Financial Statements
26

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020 (continued)

At October 31, 2020, the following OTC total return swaps were outstanding for Voya Global Diversified Payment Fund:
Pay/Receive Total Return(1)	Reference Entity	Reference Entity Payment Frequency	(Pay)/ Receive Financing Rate	Floating Rate Payment Frequency	Counterparty	Termination Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	JPMorgan JPUSVCO1 Index(2)	Quarterly	-0.06%	Quarterly	JPMorgan Chase Bank N.A.	08/31/21	USD 9,839,654	$12,995	$—	$12,995
Pay	JPMorgan JPUSVCO2 Index(3)	Quarterly	-0.06%	Quarterly	JPMorgan Chase Bank N.A.	08/31/21	USD 16,743,637	(28,118)	—	(28,118)
Receive	Morgan Stanley SPX 1-month Volatility Premium Intraday Hedge Index(4)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/31/21	USD 9,751,058	4,722	—	4,722
Receive	Morgan Stanley SPX 2-month Volatility Premium Intraday Hedge Index(5)	Quarterly	0.00%	Quarterly	Morgan Stanley Capital Services LLC	08/31/21	USD 7,173,363	20,793	—	20,793
								$10,392	$—	$10,392

(1)
The Fund will pay or receive the total return of the reference entity depending on whether the return is positive or negative. Where the Fund has elected to receive the total return of the reference entity if positive, it will be responsible for paying the floating rate and the total return of the reference entity, if negative. If the Fund has elected to pay the total return of the reference entity if positive, it will receive the floating rate and the total return of the reference entity, if negative.

(2)
The following table represents the individual positions within the total return swap as of October 31, 2020:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/18/20	$207,889	2.11%
Written Call Options
S&P 500® Index, Strike Price $3,640, expires 11/20/20	(8,300)	-0.08%
Cash	9,640,065	97.97%
Total Notional Amount	$9,839,654	100%

(3)
The following table represents the individual positions within the total return swap as of October 31, 2020:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/18/20	$2,376,496	14.19%
Written Call Options
S&P 500® Index, Strike Price $3,500, expires 11/27/20	(92,524)	-0.55%
Cash	14,459,665	86.36%
Total Notional Amount	$16,743,637	100.00%

(4)
The following table represents the individual positions within the total return swap as of October 31, 2020:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/18/20	$302,704	3.10%
Written Call Options
S&P 500® Index, Strike Price $3,600, expires 11/20/20	(11,933)	-0.12%
Cash	9,460,287	97.02%
Total Notional Amount	$9,751,058	100.00%
See Accompanying Notes to Financial Statements
27

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020 (continued)

(5)
The following table represents the individual positions within the total return swap as of October 31, 2020:

Reference Entity	Notional Amount*	% of Index
Long Futures Contracts
S&P 500® E-Mini, expires 12/18/20	$776,455	10.82%
Written Call Options
S&P 500® Index, Strike Price $3,410, expires 11/20/20	(2,945)	-0.04%
S&P 500® Index, Strike Price $3,415, expires 11/20/20	(2,801)	-0.04%
S&P 500® Index, Strike Price $3,450, expires 11/20/20	(1,936)	-0.03%
S&P 500® Index, Strike Price $3,460, expires 11/20/20	(1,731)	-0.02%
S&P 500® Index, Strike Price $3,480, expires 11/20/20	(1,364)	-0.02%
S&P 500® Index, Strike Price $3,495, expires 11/20/20	(1,122)	-0.02%
S&P 500® Index, Strike Price $3,510, expires 11/20/20	(1,990)	-0.03%
S&P 500® Index, Strike Price $3,515, expires 11/20/20	(878)	-0.01%
S&P 500® Index, Strike Price $3,520, expires 11/20/20	(818)	-0.01%
S&P 500® Index, Strike Price $3,540, expires 11/20/20	(622)	-0.01%
S&P 500® Index, Strike Price $3,555, expires 11/20/20	(516)	-0.01%
S&P 500® Index, Strike Price $3,560, expires 11/20/20	(483)	-0.01%
S&P 500® Index, Strike Price $3,575, expires 11/20/20	(397)	-0.01%
S&P 500® Index, Strike Price $3,595, expires 11/20/20	(314)	0.00%
S&P 500® Index, Strike Price $3,600, expires 11/20/20	(585)	-0.01%
S&P 500® Index, Strike Price $3,605, expires 11/20/20	(271)	0.00%
S&P 500® Index, Strike Price $3,630, expires 11/20/20	(203)	0.00%
S&P 500® Index, Strike Price $3,650, expires 11/20/20	(166)	0.00%
S&P 500® Index, Strike Price $3,470, expires 12/18/20	(3,714)	-0.05%
S&P 500® Index, Strike Price $3,485, expires 12/18/20	(3,295)	-0.05%
S&P 500® Index, Strike Price $3,560, expires 12/18/20	(1,760)	-0.02%
S&P 500® Index, Strike Price $3,570, expires 12/18/20	(1,605)	-0.02%
S&P 500® Index, Strike Price $3,595, expires 12/18/20	(2,550)	-0.04%
S&P 500® Index, Strike Price $3,605, expires 12/18/20	(1,155)	-0.02%
S&P 500® Index, Strike Price $3,610, expires 12/18/20	(1,098)	-0.02%
S&P 500® Index, Strike Price $3,615, expires 12/18/20	(1,046)	-0.01%
	(35,365)	-0.49%
Cash	6,432,273	89.67%
Total Notional Amount	$7,173,363	100%

*
Notional amount represents the fair value of each underlying component (including the financing rate, if any) allocated to each underlying component on a pro-rata basis.

Currency Abbreviations
AUD – Australian Dollar
CAD – Canadian Dollar
EUR – EU Euro
GBP – British Pound
NOK – Norwegian Krone
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar
See Accompanying Notes to Financial Statements
28

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of October 31, 2020 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Investments in securities at value*	$50,451
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	366,666
Equity contracts	Net Assets — Unrealized appreciation**	520,818
Interest contracts	Net Assets — Unrealized appreciation**	15,667
Equity contracts	Unrealized appreciation on OTC swap agreements	38,510
Total Asset Derivatives		$992,112
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$509,215
Equity contracts	Net Assets — Unrealized depreciation**	179,527
Equity contracts	Unrealized depreciation on OTC swap agreements	28,118
Equity contracts	Written options, at fair value	658,940
Total Liability Derivatives		$1,375,800

*
Includes purchased options.

**
Includes cumulative appreciation/depreciation of futures contracts as reported in the table within the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the year ended October 31, 2020 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$(71,938)	$—	$(1,196,340)	$316,649	$(4,416,350)	$(5,367,979)
Foreign exchange contracts	—	4,070,164	—	—	—	4,070,164
Interest rate contracts	—	—	87,051	—	—	87,051
Total	$(71,938)	$4,070,164	$(1,109,289)	$316,649	$(4,416,350)	$(1,210,764)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	563	$—	$1,234,629	$10,392	$187,828	$1,433,412
Foreign exchange contracts	—	(708,844)	—	—	—	(708,844)
Interest rate contracts	—	—	40,214	—	—	40,214
Total	$563	$(708,844)	$1,274,843	$10,392	$187,828	$764,782

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements
29

PORTFOLIO OF INVESTMENTS
Voya Global Diversified Payment Fund	as of October 31, 2020 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at October 31, 2020:
	Brown Brothers Harriman & Co.	Citibank N.A.	Goldman Sachs international	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Societe Generale	Totals
Assets:
Purchased options	$—	$—	$—	$50,451	$—	$—	$50,451
Forward foreign currency contracts	120,303	75,887	—	—	—	170,476	366,666
Total return swaps	—	—	—	12,995	25,515	—	38,510
Total Assets	$120,303	$75,887	$—	$63,446	$25,515	$170,476	$455,627
Liabilities:
Forward foreign currency contracts	$489,534	$—	$19,681	$—	$—	$—	$509,215
Total return swaps	—	—	—	28,118	—	—	28,118
Written options	—	—	—	658,940	—	—	658,940
Total Liabilities	$489,534	$—	$19,681	$687,058	$—	$—	$1,196,273
Net OTC derivative instruments by counterparty, at fair value	$(369,231)	$75,887	$(19,681)	$(623,612)	$25,515	$170,476	$(740,646)
Total collateral pledged by Fund/(Received from counterparty)	$—	$—	$—	$623,612	$—	$—	$623,612
Net Exposure(1)(2)	$(369,231)	$75,887	$(19,681)	$—	$25,515	$170,476	$(117,034)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Fund. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At October 31, 2020, the Fund had pledged $1,300,000 in cash collateral to JPMorgan Chase Bank N.A. Excess cash collateral is not shown for financial reporting purposes.

At October 31, 2020, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:
Cost for federal income tax purposes was $356,367,325.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,906,853
Gross Unrealized Depreciation	(18,998,600)
Net Unrealized Depreciation	$(6,091,747)

See Accompanying Notes to Financial Statements
30

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended October 31, 2020 were as follows:
Fund Name	Type	Per Share Amount
Voya Global Diversified Payment Fund
Class A	NII	$0.2095
Class C	NII	$0.1615
Class I	NII	$0.2335
Class R	NII	$0.1855
Class R6	NII	$0.2335
Class W	NII	$0.2335
All Classes	ROC	$0.2465

NII – Net investment income
ROC – Return of capital
Of the ordinary distributions made during the year ended October 31, 2020, 12.56% qualifies for the dividends received deduction (DRD) available to corporate shareholders.
For the year ended October 31, 2020, 38.00% of ordinary income dividends paid by the Fund (including creditable foreign taxes paid) are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals.
The Fund designates $304,780 as Section 199A dividends.
The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended October 31, 2020:
Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
$308,298	$0.0064	25.03%

*
None of the Fund’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s year end of October 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
31

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Trustee Chairperson	November 2007 – Present January 2020 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	134	Dentaquest (February 2014 –Present); RSR Partners, Inc. (2016 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 –December 2019).	134	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	134	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (22 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 70	Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	134	None.
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 –Present).	134	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Trustee	January 2006 – Present	Consultant (May 2001 –Present).	134	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Trustee	October 2015 – Present	Retired.	134	None.
32

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Trustee who is an “interested person”:
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	Trustee	July 2018 – Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 –Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 –August 2017).	134	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 –Present); Voya Investments Distributor, LLC (April 2018 – Present).

(1)
Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Fund (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of November 30, 2020.

33

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 51	Chief Executive Officer	March 2018 – Present	Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President and Chief Financial Officer, Voya Investments Distributor, LLC (September 2019 – Present); Chief Financial Officer, Voya Investment Management (September 2014 – Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015 – March 2018).
Dina Santoro 230 Park Avenue New York, New York 10169 Age: 47	President	March 2018 – Present	President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018 – Present); Director, Voya Funds Services, LLC (March 2018 – Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004 – August 2017).
Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 53	Executive Vice President Chief Investment Risk Officer	March 2020 – Present March 2020 – Present	Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present); Formerly, Consultant, DA Capital LLC (January 2016 – March 2017); Managing Director, Enterprise Risk, American International Group (AIG) (September 2014 – March 2015).
James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 62	Executive Vice President	March 2018 – Present	Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999 – September 2017).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	President, Voya Funds Services, LLC (March 2018 – Present) and Senior Vice President, Voya Investments, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President	September 2020 – Present	Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016).
Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	Senior Vice President	May 2006 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
34

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 1999 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 44	Vice President	March 2018 – Present	Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018 – Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – Present). Formerly, Vice President, Voya Investment Management (March 2014 – February 2018).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015).
Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 44	Anti-Money Laundering Officer	June 2018 – Present	Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present); Compliance Consultant, Voya Financial, Inc. (January 2019 – Present). Formerly, Senior Compliance Officer, Voya Investment Management (December 2009 – December 2018).
Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 38	Secretary	January 2020 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Vice President, Counsel II, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Assistant Secretary	June 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

35

ADDITIONAL INFORMATION (Unaudited)

MANAGED PAYMENT POLICY
The Fund’s Managed Payment Policy is designed to provide investors with regular cash flows from their investment. The policy provides for 12 level monthly payments throughout each calendar year. This payment policy enables investors to target the total dollar amount of the monthly payments they receive from their holdings in the Fund each year by purchasing the number of shares that will translate into their target monthly payment amount.
For the calendar year 2020, the Fund will make a level monthly payment of  $0.038 per share for Class A shares, $0.034 per share for Class C shares, $0.040 per share for Class I shares, $0.036 per share for Class R shares, $0.040 per share for Class R6 shares and $0.040 per share for Class W shares. The level monthly payment amount for calendar year 2020 will be the product of: (i) the annual payment rate (“Annual Payment Rate”) of 5.75% for Class A shares, 5.00% for Class C shares, 6.06% for Class I shares, 5.50% for Class R shares, 6.06% for Class R6 shares and 6.06% for Class W shares, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of  $380 from their holdings in Class A shares, $340 from their holdings in Class C shares, $400 from their holdings in Class I shares, $360 from holdings in Class R shares, $400 from holdings in Class R6 shares and $400 from holdings in Class W shares from the Fund during 2020.
The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.
Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: (i) the Annual Payment Rate, for the Fund’s shares; and (ii) the Trailing Average Account Value, which will vary for the Fund’s shares.
While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.
Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.
MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS
In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.
The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.
RETURN OF CAPITAL
Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate

36

ADDITIONAL INFORMATION (Unaudited) (continued)

the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

37

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

For more complete information, or to obtain a prospectus on any Voya mutual fund, please call your financial advisor or Voya Investments Distributor, LLC at (800) 992-0180 or log on to www.voyainvestments.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
163053      (1020-122220)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Funds’ current Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended October 31, 2020 and the amount of fees that KPMG LLP (“KPMG”), the Funds’ prior Independent Registered Public Accounting Firm, billed to the Funds during the Funds’ fiscal year ended October 31, 2019.

(a)	Audit Fees(1): The aggregate fees billed for each of the last two fiscal years for professional services rendered by EY and KPMG, the principal accountant for each respective audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $235,509 for the year ended October 31, 2020 and $410,315 for the year ended October 31, 2019.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by EY and KPMG that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended October 31, 2020 and $0 for the year ended October 31, 2019.

(c)	Tax Fees(2): The aggregate fees billed in each of the last two fiscal years for professional services rendered by EY and KPMG for tax compliance, tax advice, and tax planning were $108,309 for the year ended October 31, 2020 and $156,592 for the year ended October 31, 2019. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees(3): The aggregate fees billed in each of the last two fiscal years for products and services provided by EY and KPMG other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended October 31, 2020 and $1,169 for the year ended October 31, 2019.

(1) For the year ended October 31, 2020, KPMG billed $4,430 for Audit Fees.

(2) For the year ended October 31, 2020, KPMG billed $82,339 for Tax Fees.

(3) For the year ended October 31, 2020, KPMG billed $0 for All Other Fees.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.       Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 21, 2019

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2020 through December 31, 2020

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2020 to December 31, 2020

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended October 31, 2020 and October 31, 2019; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2020(1)	2019
Voya Mutual Funds	$108,309	$157,762
Voya Investments, LLC (2)	$12,765,042	$100,700

(1) For the year ended October 31, 2020, KPMG billed the Registrant $82,339 for Non-Audit Fees.

(2) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the report to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund), Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund and the Board of Trustees of Voya Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Diversified Emerging Markets Debt Fund, Voya Global Bond Fund, Voya Global High Dividend Low Volatility Fund (formerly, Voya Global Equity Fund), Voya Global Perspectives® Fund, Voya Multi-Manager International Small Cap Fund and Voya Russia Fund (the “Funds”) (six of the funds constituting Voya Mutual Funds (the “Trust”)), including the portfolios of investments and summary portfolios of investments, as applicable, as of October 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of October 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Funds (six of the funds constituting Voya Mutual Funds) at October 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2019, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 23, 2020

Report of Independent Registered Public Accounting Firm

To the Shareholders of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund and the Board of Trustees of Voya Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya International High Dividend Low Volatility Fund, Voya Multi-Manager Emerging Markets Equity Fund, Voya Multi-Manager International Equity Fund and Voya Multi-Manager International Factors Fund (the “Funds”) (four of the funds constituting Voya Mutual Funds (the “Trust”)), including the summary portfolios of investments, as of October 31, 2020, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”) (the financial statements are included in Item 1 of this Form N-CSR) and the portfolios of investments as of October 31, 2020 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements and portfolios of investments present fairly, in all material respects, the financial position of the Funds (four of the funds constituting Voya Mutual Funds) at October 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2019, and the financial highlights for each of the periods indicated in the table below, were audited by another independent registered public accounting firm whose report, dated December 20, 2019, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Individual fund constituting the Voya Mutual Funds	Financial highlights
Voya International High Dividend Low Volatility Fund	For each of the two years in the period ended October 31, 2019 and the period from December 6, 2016 (commencement of operations) through October 31, 2017
Voya Multi-Manager Emerging Markets Equity Fund	For each of the four years in the period ended October 31, 2019
Voya Multi-Manager International Equity Fund	For each of the four years in the period ended October 31, 2019
Voya Multi-Manager International Factors Fund	For each of the four years in the period ended October 31, 2019

Basis for Opinion

These financial statements and portfolio of investments are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements and portfolio of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and portfolio of investments are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and portfolio of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and portfolio of investments. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and portfolios of investments. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

December 23, 2020

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 35.0%
		Australia: 0.0%
100,000	(1)	Newcrest Finance Pty Ltd., 3.250%, 05/13/2030	$ 108,928	0.0

		Austria: 0.1%
300,000	(1),(2)	Klabin Austria GmbH, 5.750%, 04/03/2029	332,025	0.1

		Brazil: 0.1%
250,000		Suzano Austria GmbH, 5.000%, 01/15/2030	274,312	0.1

		Canada: 0.9%
385,000	(1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	383,075	0.1
202,000	(1)	1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/2025	207,121	0.1
250,000	(3)	Canadian Imperial Bank of Commerce, 2.606%, 07/22/2023	258,970	0.1
324,000		Canadian Imperial Bank of Commerce, 3.100%, 04/02/2024	349,612	0.1
200,000	(1)	Cascades, Inc./Cascades USA, Inc., 5.375%, 01/15/2028	208,875	0.1
365,000		Fairfax Financial Holdings Ltd., 4.850%, 04/17/2028	397,881	0.1
239,000		Fortis, Inc./Canada, 3.055%, 10/04/2026	261,280	0.1
415,000	(1)	GFL Environmental, Inc., 3.750%, 08/01/2025	415,778	0.1
200,000		Nutrien Ltd., 2.950%, 05/13/2030	216,570	0.1
135,000		Teck Resources Ltd., 6.000%, 08/15/2040	151,875	0.0
			2,851,037	0.9

		Cayman Islands: 0.1%
400,000		Vale Overseas Ltd., 3.750%, 07/08/2030	421,596	0.1

		Chile: 0.3%
300,000	(1)	Celulosa Arauco y Constitucion SA, 4.250%, 04/30/2029	320,815	0.1
325,000	(1)	Colbun SA, 3.150%, 03/06/2030	340,243	0.1
300,000	(1)	Inversiones CMPC SA, 3.850%, 01/13/2030	327,945	0.1
			989,003	0.3

		China: 0.5%
720,000		Alibaba Group Holding Ltd., 3.600%, 11/28/2024	788,549	0.2
200,000		CNAC HK Finbridge Co. Ltd., 3.875%, 06/19/2029	211,213	0.1
300,000		CNAC HK Finbridge Co. Ltd., 5.125%, 03/14/2028	339,750	0.1
450,000		CNOOC Finance 2013 Ltd., 2.875%, 09/30/2029	479,295	0.1
			1,818,807	0.5

		Colombia: 0.5%
250,000		Banco de Bogota SA, 6.250%, 05/12/2026	274,690	0.1
200,000		Bancolombia SA, 3.000%, 01/29/2025	202,112	0.0
325,000		Ecopetrol SA, 5.375%, 06/26/2026	358,316	0.1
250,000		Ecopetrol SA, 6.875%, 04/29/2030	301,312	0.1
300,000	(1)	Oleoducto Central SA, 4.000%, 07/14/2027	314,445	0.1
300,000	(1)	Promigas SA ESP / Gases del Pacifico SAC, 3.750%, 10/16/2029	304,203	0.1
			1,755,078	0.5

		Denmark: 0.1%
336,000	(1)	Danske Bank A/S, 5.375%, 01/12/2024	377,790	0.1

		France: 0.7%
215,000	(1),(3)	BNP Paribas SA, 3.052%, 01/13/2031	227,869	0.1
706,000	(1)	BNP Paribas SA, 3.500%, 03/01/2023	750,926	0.2
335,000	(1)	BPCE SA, 2.700%, 10/01/2029	356,345	0.1
728,000	(1)	BPCE SA, 5.150%, 07/21/2024	817,438	0.2
250,000	(1)	BPCE SA, 5.700%, 10/22/2023	280,720	0.1
			2,433,298	0.7

		India: 0.3%
300,000	(1)	Adani Ports & Special Economic Zone Ltd., 4.375%, 07/03/2029	303,275	0.1
300,000	(1)	Indian Railway Finance Corp. Ltd., 3.249%, 02/13/2030	304,326	0.1
500,000	(1)	Reliance Industries Ltd., 3.667%, 11/30/2027	547,787	0.1
			1,155,388	0.3

		Indonesia: 0.9%
200,000	(1)	Hutama Karya Persero PT, 3.750%, 05/11/2030	216,477	0.1
300,000	(1)	Medco Bell Pte Ltd, 6.375%, 01/30/2027	265,650	0.1
350,000		Pertamina Persero PT, 3.100%, 01/21/2030	363,178	0.1
400,000	(2)	Pertamina Persero PT, 3.100%, 08/25/2030	416,455	0.1
225,000	(1)	Pertamina Persero PT, 3.650%, 07/30/2029	243,562	0.1
750,000	(1)	Perusahaan Listrik Negara PT, 3.875%, 07/17/2029	803,295	0.2
425,000	(1)	Perusahaan Listrik Negara PT, 5.375%, 01/25/2029	499,826	0.1
225,000		Perusahaan Listrik Negara PT, 5.450%, 05/21/2028	264,059	0.1
			3,072,502	0.9

See Accompanying Notes to Financial Statements

5

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

		Italy: 0.1%
305,000		Telecom Italia Capital SA, 7.721%, 06/04/2038	414,166	0.1

		Japan: 0.5%
200,000		Mitsubishi UFJ Financial Group, Inc., 2.193%, 02/25/2025	209,781	0.1
255,000	(1)	Mizuho Bank Ltd., 3.200%, 03/26/2025	278,620	0.1
200,000		Sumitomo Mitsui Financial Group, Inc., 2.448%, 09/27/2024	211,321	0.1
766,000		Sumitomo Mitsui Financial Group, Inc., 3.784%, 03/09/2026	870,376	0.2
			1,570,098	0.5

		Kazakhstan: 0.4%
675,000		KazMunayGas National Co. JSC, 4.750%, 04/19/2027	762,230	0.2
275,000		KazMunayGas National Co. JSC, 5.375%, 04/24/2030	329,018	0.1
325,000	(1)	Tengizchevroil Finance Co. International Ltd., 3.250%, 08/15/2030	329,526	0.1
			1,420,774	0.4

		Kuwait: 0.1%
200,000	(1),(3)	NBK Tier 1 Financing 2 Ltd., 4.500%, 12/31/2199	199,097	0.1

		Mexico: 0.9%
300,000	(1)	Alpek SAB de CV, 4.250%, 09/18/2029	308,247	0.1
675,000	(1)	Cemex SAB de CV, 5.200%, 09/17/2030	713,907	0.2
500,000	(1)	Orbia Advance Corp. SAB de CV, 4.875%, 09/19/2022	531,375	0.2
200,000		Petroleos Mexicanos, 4.500%, 01/23/2026	176,660	0.1
200,000		Petroleos Mexicanos, 5.500%, 06/27/2044	146,150	0.0
600,000		Petroleos Mexicanos, 5.950%, 01/28/2031	502,950	0.1
275,000	(1)	Petroleos Mexicanos, 6.875%, 10/16/2025	272,250	0.1
200,000		Petroleos Mexicanos, 6.875%, 08/04/2026	192,480	0.1
			2,844,019	0.9

		Netherlands: 0.9%
250,000		Cooperatieve Rabobank UA, 4.375%, 08/04/2025	282,992	0.1
355,000		ING Groep NV, 4.050%, 04/09/2029	416,609	0.1
330,000	(1)	OCI NV, 4.625%, 10/15/2025	334,810	0.1
550,000		Petrobras Global Finance BV, 5.600%, 01/03/2031	593,299	0.2
696,000		Shell International Finance BV, 3.250%, 05/11/2025	769,332	0.2
300,000		Shell International Finance BV, 4.000%, 05/10/2046	341,679	0.1
290,000	(1)	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026	310,414	0.1
			3,049,135	0.9

		Norway: 0.0%
56,000		Equinor ASA, 3.125%, 04/06/2030	61,858	0.0

		Panama: 0.3%
500,000	(1)	AES Panama Generation Holdings SRL, 4.375%, 05/31/2030	530,470	0.2
500,000	(1)	Banco Nacional de Panama, 2.500%, 08/11/2030	497,395	0.1
			1,027,865	0.3

		Peru: 0.6%
375,000	(1),(3)	Banco de Credito del Peru, 3.125%, 07/01/2030	379,785	0.1
450,000	(1)	Banco Internacional del Peru SAA Interbank, 3.250%, 10/04/2026	474,975	0.1
300,000	(1),(2)	Corp Financiera de Desarrollo SA, 2.400%, 09/28/2027	305,400	0.1
225,000		Inkia Energy Ltd., 5.875%, 11/09/2027	235,193	0.1
300,000		Kallpa Generacion SA, 4.125%, 08/16/2027	316,200	0.1
375,000	(1)	Petroleos del Peru SA, 4.750%, 06/19/2032	409,387	0.1
			2,120,940	0.6

		Russia: 0.7%
250,000	(1)	ALROSA Finance SA, 4.650%, 04/09/2024	267,057	0.1
250,000	(1)	Evraz PLC, 5.250%, 04/02/2024	272,229	0.1
450,000		Gazprom PJSC Via Gaz Finance PLC, 3.250%, 02/25/2030	449,595	0.1
325,000		Gazprom PJSC Via Gaz Finance PLC, 4.599%, 12/31/2199	323,554	0.1
300,000	(1)	MMK International Capital DAC, 4.375%, 06/13/2024	321,345	0.1
250,000	(1)	Severstal OAO Via Steel Capital SA, 3.150%, 09/16/2024	257,829	0.1
300,000	(1)	Sibur Securities DAC, 2.950%, 07/08/2025	305,625	0.1
			2,197,234	0.7

		Singapore: 0.1%
365,000	(1),(3)	Oversea-Chinese Banking Corp. Ltd., 1.832%, 09/10/2030	363,909	0.1

		South Africa: 0.1%
300,000	(1)	Gold Fields Orogen Holdings BVI Ltd., 5.125%, 05/15/2024	328,297	0.1

		South Korea: 0.2%
275,000	(1)	Kookmin Bank, 2.500%, 11/04/2030	275,049	0.1

See Accompanying Notes to Financial Statements

6

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

300,000	(1),(3)	Kookmin Bank, 4.350%, 12/31/2199	312,978	0.1
			588,027	0.2

		Spain: 0.1%
400,000		Banco Santander SA, 3.125%, 02/23/2023	419,586	0.1

		Switzerland: 0.6%
456,000	(1)	Credit Suisse AG, 6.500%, 08/08/2023	515,280	0.1
250,000	(1),(3)	Credit Suisse Group AG, 2.997%, 12/14/2023	260,963	0.1
250,000	(1),(3)	Credit Suisse Group AG, 4.194%, 04/01/2031	287,171	0.1
604,000		UBS AG/Stamford CT, 7.625%, 08/17/2022	672,954	0.2
200,000	(1),(3)	UBS Group AG, 1.008%, 07/30/2024	200,867	0.1
			1,937,235	0.6

		Thailand: 0.2%
500,000	(1),(3)	Bangkok Bank PCL/Hong Kong, 5.000%, 12/31/2199	498,358	0.2

		Turkey: 0.1%
275,000	(1)	Akbank T.A.S., 6.800%, 02/06/2026	267,134	0.1

		United Arab Emirates: 0.1%
300,000		DP World Crescent Ltd., 4.848%, 09/26/2028	335,525	0.1

		United Kingdom: 1.1%
200,000	(1)	Anglo American Capital PLC, 3.625%, 09/11/2024	215,526	0.1
241,000	(1)	BAE Systems PLC, 3.400%, 04/15/2030	268,185	0.1
590,000	(3)	HSBC Holdings PLC, 3.973%, 05/22/2030	661,470	0.2
250,000		HSBC Holdings PLC, 4.300%, 03/08/2026	284,509	0.1
316,000	(3)	Lloyds Banking Group PLC, 2.907%, 11/07/2023	328,796	0.1
200,000	(3)	Natwest Group PLC, 4.519%, 06/25/2024	217,213	0.1
200,000	(1)	Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/2027	220,149	0.1
503,000	(1)	Royalty Pharma PLC, 1.200%, 09/02/2025	501,000	0.1
497,000	(1)	Royalty Pharma PLC, 1.750%, 09/02/2027	494,262	0.1
270,000	(1)	Standard Chartered PLC, 5.300%, 01/09/2043	315,744	0.1
			3,506,854	1.1

		United States: 23.4%
120,000	(1)	AbbVie, Inc., 3.200%, 11/21/2029	132,554	0.0
660,000		AbbVie, Inc., 3.600%, 05/14/2025	731,914	0.2
43,000	(1)	AbbVie, Inc., 4.050%, 11/21/2039	49,177	0.0
361,000		AbbVie, Inc., 4.300%, 05/14/2036	422,808	0.1
185,000	(1)	Academy Ltd., 6.000%, 11/15/2027	185,355	0.1
550,000		Activision Blizzard, Inc., 3.400%, 09/15/2026	622,203	0.2
322,000		Advance Auto Parts, Inc., 3.900%, 04/15/2030	362,804	0.1
365,000		AECOM, 5.125%, 03/15/2027	400,500	0.1
59,000		Aetna, Inc., 2.800%, 06/15/2023	62,009	0.0
260,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	252,616	0.1
160,000	(1)	Albertsons Cos, Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	169,470	0.1
250,000		Altria Group, Inc., 4.500%, 05/02/2043	273,728	0.1
702,000		Altria Group, Inc., 4.800%, 02/14/2029	824,232	0.2
91,000	(1),(4)	AMC Entertainment Holdings, Inc., 12.000% (PIK Rate 12.000%, Cash Rate 10.000%), 06/15/2026	5,915	0.0
112,000		American Electric Power Co., Inc., 3.250%, 03/01/2050	113,402	0.0
79,000		American International Group, Inc., 4.250%, 03/15/2029	93,251	0.0
350,000		American International Group, Inc., 4.500%, 07/16/2044	419,620	0.1
79,000		American International Group, Inc., 4.750%, 04/01/2048	98,884	0.0
655,000		American Tower Corp., 2.750%, 01/15/2027	702,567	0.2
200,000		AmerisourceBergen Corp., 3.450%, 12/15/2027	226,491	0.1
107,000		AmerisourceBergen Corp., 4.300%, 12/15/2047	123,108	0.0
330,000		Amgen, Inc., 3.200%, 11/02/2027	368,206	0.1
129,000		Amgen, Inc., 4.563%, 06/15/2048	165,587	0.1
105,000	(1)	AMN Healthcare, Inc., 4.000%, 04/15/2029	104,869	0.0
100,000	(1)	AMN Healthcare, Inc., 4.625%, 10/01/2027	102,437	0.0
250,000		Amphenol Corp., 2.800%, 02/15/2030	273,513	0.1
420,000	(1)	ANGI Group LLC, 3.875%, 08/15/2028	416,062	0.1
297,000		Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide, Inc., 4.900%, 02/01/2046	364,564	0.1
310,000		Anheuser-Busch InBev Worldwide, Inc., 4.750%, 01/23/2029	375,424	0.1
373,000		Anthem, Inc., 3.700%, 09/15/2049	422,129	0.1
465,000		Apache Corp., 5.100%, 09/01/2040	427,749	0.1

See Accompanying Notes to Financial Statements

7

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

154,000		Apple, Inc., 3.450%, 02/09/2045	180,278	0.1
409,000	(1)	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	422,804	0.1
125,000		AT&T, Inc., 2.750%, 06/01/2031	129,715	0.0
221,000	(1)	AT&T, Inc., 3.650%, 09/15/2059	210,260	0.1
568,000		AT&T, Inc., 4.300%, 02/15/2030	662,498	0.2
478,000	(1)	Athene Global Funding, 2.800%, 05/26/2023	498,730	0.2
250,000	(1)	Athene Global Funding, 2.950%, 11/12/2026	263,206	0.1
385,000	(3)	Bank of America Corp., 1.898%, 07/23/2031	380,361	0.1
279,000	(3)	Bank of America Corp., 2.496%, 02/13/2031	289,474	0.1
500,000	(3)	Bank of America Corp., 3.419%, 12/20/2028	556,010	0.2
465,000	(3)	Bank of America Corp., 3.864%, 07/23/2024	503,893	0.2
350,000	(3)	Bank of America Corp., 4.083%, 03/20/2051	426,483	0.1
316,000		Bank of America Corp., 4.183%, 11/25/2027	361,949	0.1
125,000	(3)	Bank of America Corp., 4.330%, 03/15/2050	157,615	0.1
183,000		BAT Capital Corp., 2.259%, 03/25/2028	182,575	0.1
285,000	(1)	Bausch Health Cos, Inc., 5.250%, 01/30/2030	280,332	0.1
190,000	(1)	Bausch Health Cos, Inc., 6.125%, 04/15/2025	195,510	0.1
200,000		Becton Dickinson and Co., 3.363%, 06/06/2024	215,709	0.1
250,000	(1)	Berry Global, Inc., 5.625%, 07/15/2027	262,005	0.1
99,000		Boeing Co/The, 5.150%, 05/01/2030	109,739	0.0
316,000		Booking Holdings, Inc., 4.500%, 04/13/2027	368,913	0.1
79,000		Boston Scientific Corp., 4.000%, 03/01/2029	91,281	0.0
56,000		BP Capital Markets America, Inc., 3.000%, 02/24/2050	52,731	0.0
766,000		BP Capital Markets America, Inc., 3.216%, 11/28/2023	821,731	0.2
469,000		Bristol-Myers Squibb Co., 3.875%, 08/15/2025	534,517	0.2
200,000		Broadridge Financial Solutions, Inc., 2.900%, 12/01/2029	216,757	0.1
125,000		Brookfield Finance LLC, 3.450%, 04/15/2050	121,878	0.0
400,000	(1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	422,500	0.1
289,000		Burlington Northern Santa Fe LLC, 3.900%, 08/01/2046	342,925	0.1
45,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/2043	56,530	0.0
110,000	(1)	Carrier Global Corp., 2.722%, 02/15/2030	115,164	0.0
427,000		CBRE Services, Inc., 5.250%, 03/15/2025	495,487	0.2
275,000		CDW LLC / CDW Finance Corp., 3.250%, 02/15/2029	275,000	0.1
225,000		Centene Corp., 3.375%, 02/15/2030	234,053	0.1
205,000		Centene Corp., 4.625%, 12/15/2029	223,456	0.1
365,000		CenterPoint Energy, Inc., 4.250%, 11/01/2028	430,857	0.1
410,000	(2)	Central Garden & Pet Co., 4.125%, 10/15/2030	415,381	0.1
585,000		Cigna Corp., 3.200%, 03/15/2040	614,156	0.2
79,000		Cigna Corp., 3.400%, 03/15/2050	82,942	0.0
297,000		Cigna Corp., 4.375%, 10/15/2028	352,038	0.1
325,000		Cigna Corp., 4.500%, 02/25/2026	378,242	0.1
305,000		Citigroup, Inc., 4.125%, 07/25/2028	349,362	0.1
480,000		Citigroup, Inc., 4.000%, 08/05/2024	529,871	0.2
491,000		Citigroup, Inc., 5.500%, 09/13/2025	582,676	0.2
321,000	(1)	Cleveland Electric Illuminating Co/The, 3.500%, 04/01/2028	340,687	0.1
193,000		Comcast Corp., 2.350%, 01/15/2027	205,953	0.1
300,000		Comcast Corp., 3.750%, 04/01/2040	350,978	0.1
400,000		Comcast Corp., 4.150%, 10/15/2028	476,174	0.1
115,000		Comcast Corp., 4.250%, 01/15/2033	141,010	0.0
90,000		Comcast Corp., 5.650%, 06/15/2035	126,326	0.0
430,000	(1)	CommScope Technologies LLC, 5.000%, 03/15/2027	403,394	0.1
159,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/2054	207,676	0.1
105,000		Consumers Energy Co., 3.100%, 08/15/2050	114,056	0.0
360,000	(1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.625%, 05/01/2027	316,125	0.1
79,000		Crown Castle International Corp., 4.150%, 07/01/2050	90,312	0.0
400,000	(1)	CSC Holdings LLC, 5.750%, 01/15/2030	428,120	0.1
105,000		CSX Corp., 4.500%, 08/01/2054	133,233	0.0
136,000		Cummins, Inc., 1.500%, 09/01/2030	134,296	0.0
84,000		Cummins, Inc., 2.600%, 09/01/2050	80,043	0.0
169,000		CVS Health Corp., 1.750%, 08/21/2030	164,031	0.1
139,000		CVS Health Corp., 4.125%, 04/01/2040	157,643	0.1
717,000		CVS Health Corp., 4.300%, 03/25/2028	831,441	0.3
10,000	(1)	Dana Financing Luxembourg Sarl, 6.500%, 06/01/2026	10,411	0.0

See Accompanying Notes to Financial Statements

8

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

125,000		Dana, Inc., 5.375%, 11/15/2027	129,297	0.0
270,000		Dana, Inc., 5.625%, 06/15/2028	283,860	0.1
165,000	(1)	DaVita, Inc., 3.750%, 02/15/2031	158,916	0.1
245,000	(1)	DaVita, Inc., 4.625%, 06/01/2030	249,354	0.1
176,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/2026	208,502	0.1
156,547		Delta Air Lines 2015-1 Class B Pass Through Trust, 4.250%, 01/30/2025	146,513	0.0
135,000	(1)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.500%, 10/20/2025	137,123	0.0
215,000		DISH DBS Corp., 5.875%, 11/15/2024	216,612	0.1
35,000		Dollar General Corp., 3.500%, 04/03/2030	39,856	0.0
180,000	(3)	Dominion Energy, Inc., 4.650%, 12/31/2199	184,339	0.1
136,000		Dow Chemical Co/The, 2.100%, 11/15/2030	134,788	0.0
125,000		Dow Chemical Co/The, 3.600%, 11/15/2050	126,908	0.0
34,000		Dow Chemical Co/The, 5.550%, 11/30/2048	45,165	0.0
340,000		DTE Electric Co., 2.250%, 03/01/2030	358,052	0.1
150,000		DTE Electric Co., 2.950%, 03/01/2050	156,618	0.0
146,000		DTE Electric Co., 4.300%, 07/01/2044	179,823	0.1
300,000		DTE Energy Co., 3.850%, 12/01/2023	327,196	0.1
250,000		Duke Energy Carolinas LLC, 2.950%, 12/01/2026	278,974	0.1
75,000		Duke Energy Carolinas LLC, 3.200%, 08/15/2049	81,836	0.0
120,000		Duke Energy Indiana LLC, 3.250%, 10/01/2049	129,777	0.0
140,000		Duke Energy Indiana LLC, 3.750%, 05/15/2046	160,461	0.1
420,000	(1)	Element Solutions, Inc., 3.875%, 09/01/2028	415,537	0.1
205,000	(1)	Emergent BioSolutions, Inc., 3.875%, 08/15/2028	206,409	0.1
65,000		Encompass Health Corp., 4.750%, 02/01/2030	67,815	0.0
969,000		Energy Transfer Operating L.P., 4.900%, 02/01/2024	1,036,612	0.3
286,000		Energy Transfer Partners L.P. / Regency Energy Finance Corp., 4.500%, 11/01/2023	302,306	0.1
200,000		Entergy Corp., 2.800%, 06/15/2030	215,656	0.1
200,000		Entergy Louisiana LLC, 2.900%, 03/15/2051	207,001	0.1
240,000		Entergy Louisiana LLC, 4.200%, 04/01/2050	300,328	0.1
320,000	(1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	328,400	0.1
400,000	(1)	ESH Hospitality, Inc., 4.625%, 10/01/2027	392,500	0.1
151,000		Essential Utilities, Inc., 2.704%, 04/15/2030	159,921	0.1
162,000		Evergy Kansas Central, Inc., 3.250%, 09/01/2049	175,053	0.1
97,000		Evergy Kansas Central, Inc., 4.125%, 03/01/2042	115,224	0.0
318,000		Exxon Mobil Corp., 2.610%, 10/15/2030	337,697	0.1
85,000		Exxon Mobil Corp., 2.995%, 08/16/2039	85,939	0.0
198,000		Exxon Mobil Corp., 3.452%, 04/15/2051	209,833	0.1
283,000		FedEx Corp., 4.050%, 02/15/2048	325,828	0.1
79,000		FedEx Corp., 5.250%, 05/15/2050	105,787	0.0
377,000		Fifth Third Bancorp, 8.250%, 03/01/2038	616,318	0.2
590,000		FirstEnergy Corp., 4.250%, 03/15/2023	622,072	0.2
316,000		Fiserv, Inc., 3.200%, 07/01/2026	350,297	0.1
291,000		Florida Power & Light Co., 4.125%, 02/01/2042	358,524	0.1
200,000		FMC Corp., 3.200%, 10/01/2026	220,908	0.1
100,000		FMC Corp., 3.450%, 10/01/2029	110,542	0.0
200,000		Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	197,250	0.1
200,000		Ford Motor Credit Co. LLC, 5.113%, 05/03/2029	208,000	0.1
200,000		Freeport-McMoRan, Inc., 4.250%, 03/01/2030	210,312	0.1
205,000	(1)	GCI LLC, 4.750%, 10/15/2028	211,985	0.1
420,000		General Dynamics Corp., 3.500%, 04/01/2027	480,356	0.1
193,000		General Electric Co., 3.625%, 05/01/2030	203,813	0.1
91,000		General Electric Co., 6.750%, 03/15/2032	117,372	0.0
316,000		General Mills, Inc., 2.875%, 04/15/2030	342,567	0.1
382,000		General Motors Financial Co., Inc., 4.300%, 07/13/2025	416,782	0.1
370,000	(1)	Gray Television, Inc., 7.000%, 05/15/2027	399,600	0.1
200,000		HCA, Inc., 5.250%, 04/15/2025	231,774	0.1
280,000		HCA, Inc., 5.250%, 06/15/2026	326,474	0.1
195,000		Healthpeak Properties, Inc., 3.000%, 01/15/2030	209,514	0.1
85,000		Home Depot, Inc./The, 3.125%, 12/15/2049	92,650	0.0
250,000	(1)	Infor, Inc., 1.750%, 07/15/2025	257,335	0.1
260,000	(1)	Ingevity Corp., 3.875%, 11/01/2028	264,439	0.1
416,000		Intel Corp., 3.250%, 11/15/2049	456,338	0.1
79,000		Intel Corp., 4.750%, 03/25/2050	106,885	0.0
88,000		Intercontinental Exchange, Inc., 3.000%, 06/15/2050	91,074	0.0

See Accompanying Notes to Financial Statements

9

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

260,000		Intercontinental Exchange, Inc., 4.250%, 09/21/2048	318,025	0.1
200,000		Interstate Power and Light Co., 2.300%, 06/01/2030	210,488	0.1
250,000	(1)	IPALCO Enterprises, Inc., 4.250%, 05/01/2030	283,144	0.1
400,000	(1)	J2 Global, Inc., 4.625%, 10/15/2030	404,890	0.1
332,000		Johnson & Johnson, 0.550%, 09/01/2025	334,228	0.1
333,000		Johnson & Johnson, 0.950%, 09/01/2027	332,122	0.1
93,000		Johnson & Johnson, 2.100%, 09/01/2040	91,158	0.0
91,000		Johnson & Johnson, 2.250%, 09/01/2050	88,756	0.0
245,000		Johnson & Johnson, 3.400%, 01/15/2038	286,732	0.1
50,000		Johnson & Johnson, 3.550%, 03/01/2036	59,713	0.0
250,000	(3)	JPMorgan Chase & Co., 2.182%, 06/01/2028	260,766	0.1
385,000	(3)	JPMorgan Chase & Co., 2.522%, 04/22/2031	406,232	0.1
298,000		JPMorgan Chase & Co., 2.950%, 10/01/2026	328,318	0.1
129,000	(3)	JPMorgan Chase & Co., 3.964%, 11/15/2048	155,671	0.0
229,000	(3)	JPMorgan Chase & Co., 4.493%, 03/24/2031	277,113	0.1
115,000	(3)	JPMorgan Chase & Co., 4.600%, 12/31/2199	113,534	0.0
530,000	(3)	JPMorgan Chase & Co., 6.000%, 12/31/2199	543,687	0.2
385,000		Keurig Dr Pepper, Inc., 4.057%, 05/25/2023	418,075	0.1
161,000		Kimco Realty Corp., 3.700%, 10/01/2049	156,776	0.0
227,000		Kinder Morgan Energy Partners L.P., 4.250%, 09/01/2024	250,787	0.1
175,000	(1)	Kraft Heinz Foods Co., 4.625%, 10/01/2039	187,641	0.1
165,000		Kraft Heinz Foods Co., 6.875%, 01/26/2039	220,593	0.1
126,000		Kroger Co/The, 4.650%, 01/15/2048	157,313	0.1
198,000		Lowe's Cos, Inc., 2.500%, 04/15/2026	214,087	0.1
120,000		Lowe's Cos, Inc., 4.050%, 05/03/2047	142,507	0.0
200,000	(1)	Mars, Inc., 2.375%, 07/16/2040	196,535	0.1
400,000	(1)	Match Group Holdings II LLC, 4.125%, 08/01/2030	409,188	0.1
70,000		McDonald's Corp., 3.625%, 05/01/2043	78,391	0.0
85,000		McDonald's Corp., 3.625%, 09/01/2049	94,591	0.0
428,000	(1)	Metropolitan Edison Co., 4.000%, 04/15/2025	467,800	0.1
175,000		MGM Resorts International, 5.500%, 04/15/2027	176,928	0.1
205,000	(1)	Michaels Stores, Inc., 4.750%, 10/01/2027	200,695	0.1
250,000		Mississippi Power Co., 4.250%, 03/15/2042	296,923	0.1
316,000		Mondelez International, Inc., 2.750%, 04/13/2030	340,740	0.1
740,000	(3)	Morgan Stanley, 3.622%, 04/01/2031	849,509	0.3
545,000		Morgan Stanley, 4.100%, 05/22/2023	590,281	0.2
600,000		Mosaic Co/The, 3.250%, 11/15/2022	626,558	0.2
398,000		MPLX L.P., 4.000%, 03/15/2028	431,953	0.1
130,000		MPLX L.P., 5.250%, 01/15/2025	134,075	0.0
105,000		MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	110,064	0.0
200,000		Mylan, Inc., 5.200%, 04/15/2048	248,333	0.1
310,000		National Rural Utilities Cooperative Finance Corp., 3.900%, 11/01/2028	364,550	0.1
220,000		Navient Corp., 5.000%, 03/15/2027	205,748	0.1
53,000		Newmont Corp., 3.700%, 03/15/2023	55,564	0.0
193,000		Northern States Power Co/MN, 3.600%, 09/15/2047	228,506	0.1
390,000	(1)	Novelis Corp., 4.750%, 01/30/2030	396,236	0.1
210,000		NRG Energy, Inc., 5.750%, 01/15/2028	226,275	0.1
205,000		NVIDIA Corp., 3.500%, 04/01/2040	237,382	0.1
400,000	(1)	ON Semiconductor Corp., 3.875%, 09/01/2028	407,500	0.1
65,000		ONEOK, Inc., 3.100%, 03/15/2030	62,411	0.0
316,000		Oracle Corp., 2.800%, 04/01/2027	344,507	0.1
504,000		Oracle Corp., 2.950%, 05/15/2025	549,001	0.2
105,000		Oracle Corp., 3.600%, 04/01/2040	116,928	0.0
48,000		O'Reilly Automotive, Inc., 3.600%, 09/01/2027	54,136	0.0
115,000		O'Reilly Automotive, Inc., 4.350%, 06/01/2028	135,530	0.0
35,000		Pacific Gas and Electric Co., 4.250%, 03/15/2046	34,141	0.0
28,000	(2)	Pacific Gas and Electric Co., 4.300%, 03/15/2045	27,341	0.0
47,000		Pacific Gas and Electric Co., 4.450%, 04/15/2042	47,624	0.0
200,000		PayPal Holdings, Inc., 2.850%, 10/01/2029	217,898	0.1
238,000		PECO Energy Co., 4.150%, 10/01/2044	292,486	0.1
300,000	(1)	PetSmart, Inc., 5.875%, 06/01/2025	305,062	0.1
481,000		Philip Morris International, Inc., 3.875%, 08/21/2042	541,090	0.2
84,000		Phillips 66, 3.850%, 04/09/2025	92,509	0.0
385,000	(1)	Pilgrim's Pride Corp., 5.875%, 09/30/2027	407,188	0.1

See Accompanying Notes to Financial Statements

10

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

301,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.600%, 11/01/2024	309,378	0.1
281,000		PNC Financial Services Group, Inc./The, 3.450%, 04/23/2029	321,079	0.1
65,000	(1)	Post Holdings, Inc., 4.625%, 04/15/2030	66,787	0.0
370,000	(1)	Post Holdings, Inc., 5.500%, 12/15/2029	399,609	0.1
65,000		Puget Sound Energy, Inc., 3.250%, 09/15/2049	70,539	0.0
190,000	(1)	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc., 3.875%, 03/01/2031	187,387	0.1
205,000	(1)	Quicken Loans LLC, 5.250%, 01/15/2028	214,663	0.1
285,000		Raytheon Technologies Corp., 4.500%, 06/01/2042	357,463	0.1
150,000		RELX Capital, Inc., 3.000%, 05/22/2030	162,166	0.1
339,000		Reynolds American, Inc., 6.150%, 09/15/2043	417,977	0.1
150,000		Roper Technologies, Inc., 1.750%, 02/15/2031	147,895	0.0
33,000		Ross Stores, Inc., 4.700%, 04/15/2027	38,740	0.0
150,000	(1)	Sealed Air Corp., 4.000%, 12/01/2027	157,500	0.1
114,000		Selective Insurance Group, Inc., 5.375%, 03/01/2049	134,846	0.0
420,000	(1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	416,325	0.1
700,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	778,599	0.2
390,000		Silgan Holdings, Inc., 4.125%, 02/01/2028	406,068	0.1
420,000	(1)	Sinclair Television Group, Inc., 5.125%, 02/15/2027	395,850	0.1
305,000	(1)	Sirius XM Radio, Inc., 5.500%, 07/01/2029	332,549	0.1
60,000		Southern California Edison Co., 3.650%, 02/01/2050	62,583	0.0
315,000		Sprint Nextel Corp., 6.875%, 11/15/2028	398,672	0.1
220,000	(1)	Standard Industries, Inc./NJ, 3.375%, 01/15/2031	214,408	0.1
320,000	(1)	Standard Industries, Inc./NJ, 4.375%, 07/15/2030	330,091	0.1
240,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.125%, 06/01/2025	243,875	0.1
155,000	(1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	159,844	0.1
134,000		Sunoco Logistics Partners Operations L.P., 4.250%, 04/01/2024	140,801	0.0
120,000	(1)	TEGNA, Inc., 4.625%, 03/15/2028	119,160	0.0
270,000		TEGNA, Inc., 5.000%, 09/15/2029	273,629	0.1
385,000	(1)	Tenet Healthcare Corp., 5.125%, 11/01/2027	397,397	0.1
70,000		Texas Instruments, Inc., 3.875%, 03/15/2039	85,436	0.0
299,000		Time Warner Cable LLC, 5.875%, 11/15/2040	370,025	0.1
200,000	(1)	T-Mobile USA, Inc., 2.050%, 02/15/2028	202,644	0.1
385,000	(1)	T-Mobile USA, Inc., 3.000%, 02/15/2041	375,722	0.1
316,000	(1)	T-Mobile USA, Inc., 3.750%, 04/15/2027	352,457	0.1
79,000	(1)	T-Mobile USA, Inc., 3.875%, 04/15/2030	88,844	0.0
300,000		UDR, Inc., 2.100%, 08/01/2032	295,983	0.1
370,000		Union Electric Co., 3.250%, 10/01/2049	401,728	0.1
135,000		United Parcel Service, Inc., 3.400%, 09/01/2049	153,796	0.0
180,000		United Rentals North America, Inc., 4.000%, 07/15/2030	183,843	0.1
215,000		United Rentals North America, Inc., 4.875%, 01/15/2028	226,019	0.1
200,000	(1)	Upjohn, Inc., 3.850%, 06/22/2040	215,070	0.1
130,663		US Airways 2012-1 Class A Pass Through Trust, 5.900%, 04/01/2026	127,608	0.0
390,000	(1)	Valvoline, Inc., 4.250%, 02/15/2030	398,385	0.1
250,000		Verizon Communications, Inc., 4.125%, 03/16/2027	293,270	0.1
175,000		Verizon Communications, Inc., 4.125%, 08/15/2046	211,748	0.1
200,000		Verizon Communications, Inc., 4.812%, 03/15/2039	258,297	0.1
615,000		ViacomCBS, Inc., 3.700%, 08/15/2024	671,171	0.2
339,000		ViacomCBS, Inc., 4.375%, 03/15/2043	365,924	0.1
375,000	(1)	ViaSat, Inc., 5.625%, 04/15/2027	393,516	0.1
316,000		VMware, Inc., 4.650%, 05/15/2027	366,472	0.1
351,000		Walmart, Inc., 3.700%, 06/26/2028	410,162	0.1
134,000		Walt Disney Co/The, 5.400%, 10/01/2043	185,865	0.1
350,000	(3)	Wells Fargo & Co., 2.406%, 10/30/2025	367,998	0.1
430,000		Wells Fargo & Co., 4.100%, 06/03/2026	486,451	0.1
143,000		Welltower, Inc., 4.125%, 03/15/2029	162,550	0.1
400,000		WPX Energy, Inc., 5.750%, 06/01/2026	411,400	0.1
380,000	(1)	WR Grace & Co-Conn, 4.875%, 06/15/2027	396,344	0.1
405,000	(1)	Wyndham Hotels & Resorts, Inc., 4.375%, 08/15/2028	403,297	0.1
173,000		XLIT Ltd., 5.500%, 03/31/2045	230,065	0.1

See Accompanying Notes to Financial Statements

11

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

395,000	(1)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	388,206	0.1
			78,208,357	23.4

	Total Corporate Bonds/Notes
	(Cost $110,944,000)		116,948,232	35.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 14.0%
		United States: 14.0%
419,448	(3)	Adjustable Rate Mortgage Trust 2006-2 1A1, 3.904%, 05/25/2036	404,367	0.1
356,930		Alternative Loan Trust 2005-51 3A2A, 2.173%, (12MTA + 1.290%), 11/20/2035	328,781	0.1
122,648		Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/2036	85,176	0.0
187,000		Alternative Loan Trust 2007-23CB A3, 0.649%, (US0001M + 0.500%), 09/25/2037	72,164	0.0
445,749		CHL Mortgage Pass-Through Trust 2007-7 A7, 5.750%, 06/25/2037	353,801	0.1
450,500		CitiMortgage Alternative Loan Trust Series 2006-A3 1A7, 6.000%, 07/25/2036	445,460	0.1
86,005		Countrywide Alternative Loan Trust 2005-53T2 2A6, 0.649%, (US0001M + 0.500%), 11/25/2035	39,887	0.0
188,939		Countrywide Asset-Backed Certificates 2005-IM1 M1, 0.869%, (US0001M + 0.720%), 11/25/2035	185,470	0.1
322,497	(1),(3)	CSMC Trust 2015-2 B3, 3.915%, 02/25/2045	323,281	0.1
232,538	(1),(3)	CSMC Trust 2015-3 B1, 3.918%, 03/25/2045	241,954	0.1
4,550,600	(5)	Fannie Mae 2005-18 SC, 4.501%, (-1.000*US0001M + 4.650%), 03/25/2035	650,502	0.2
1,223,154	(5)	Fannie Mae 2008-41 S, 6.651%, (-1.000*US0001M + 6.800%), 11/25/2036	308,513	0.1
3,226,370	(5)	Fannie Mae 2009-106 SA, 6.101%, (-1.000*US0001M + 6.250%), 01/25/2040	598,721	0.2
198,593		Fannie Mae Connecticut Avenue Securities 2016-C04 1M2, 4.399%, (US0001M + 4.250%), 01/25/2029	206,040	0.1
302,155		Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 3.799%, (US0001M + 3.650%), 09/25/2029	306,064	0.1
457,811		Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 3.149%, (US0001M + 3.000%), 10/25/2029	463,097	0.1
368,566		Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 2.649%, (US0001M + 2.500%), 05/25/2030	366,304	0.1
340,157		Fannie Mae Connecticut Avenue Securities 2018-C06 1M2, 2.149%, (US0001M + 2.000%), 03/25/2031	331,314	0.1
377,595	(1)	Fannie Mae Connecticut Avenue Securities 2019-R02 1M2, 2.449%, (US0001M + 2.300%), 08/25/2031	376,718	0.1
576,019	(1)	Fannie Mae Connecticut Avenue Securities Trust 2018-R07 1M2, 2.549%, (US0001M + 2.400%), 04/25/2031	575,177	0.2
187,645	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R01 2M2, 2.599%, (US0001M + 2.450%), 07/25/2031	186,785	0.1
605,021	(1)	Fannie Mae Connecticut Avenue Securities Trust 2019-R06 2M2, 2.249%, (US0001M + 2.100%), 09/25/2039	601,354	0.2
1,000,000	(1)	Fannie Mae Connecticut Avenue Securities Trust 2020-R01 1M2, 2.199%, (US0001M + 2.050%), 01/25/2040	984,948	0.3
120,839		Fannie Mae REMIC Trust 2003-22 BZ, 6.000%, 04/25/2033	139,352	0.0
120,513		Fannie Mae REMIC Trust 2005-74 DK, 23.403%, (-4.000*US0001M + 24.000%), 07/25/2035	184,791	0.1
134,381		Fannie Mae REMIC Trust 2006-104 ES, 32.704%, (-5.000*US0001M + 33.450%), 11/25/2036	269,202	0.1
1,671,367	(5)	Fannie Mae REMIC Trust 2007-36 SN, 6.621%, (-1.000*US0001M + 6.770%), 04/25/2037	384,831	0.1
120,544		Fannie Mae REMIC Trust 2007-55 DS, 14.627%, (-2.500*US0001M + 15.000%), 06/25/2037	154,691	0.0
781,166	(5)	Fannie Mae REMIC Trust 2008-53 FI, 5.951%, (-1.000*US0001M + 6.100%), 07/25/2038	148,886	0.0
836,071	(5)	Fannie Mae REMIC Trust 2008-58 SM, 5.951%, (-1.000*US0001M + 6.100%), 07/25/2038	198,589	0.1
147,528		Fannie Mae REMIC Trust 2009-66 SL, 15.337%, (-3.333*US0001M + 15.833%), 09/25/2039	304,966	0.1
93,200		Fannie Mae REMIC Trust 2009-66 SW, 15.503%, (-3.333*US0001M + 16.000%), 09/25/2039	194,302	0.1

See Accompanying Notes to Financial Statements

12

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

4,906,771	(5)	Fannie Mae REMIC Trust 2010-123 SL, 5.921%, (-1.000*US0001M + 6.070%), 11/25/2040	976,594	0.3
4,557,926	(5)	Fannie Mae REMIC Trust 2011-55 SK, 6.411%, (-1.000*US0001M + 6.560%), 06/25/2041	1,142,410	0.3
1,915,314	(5)	Fannie Mae REMIC Trust 2011-86 NS, 5.801%, (-1.000*US0001M + 5.950%), 09/25/2041	377,011	0.1
430,205	(5)	Fannie Mae REMIC Trust 2012-10 US, 6.301%, (-1.000*US0001M + 6.450%), 02/25/2042	64,177	0.0
1,951,042	(5)	Fannie Mae REMIC Trust 2012-24 HS, 6.401%, (-1.000*US0001M + 6.550%), 09/25/2040	224,371	0.1
1,285,981	(5)	Fannie Mae REMIC Trust 2013-31 PI, 4.500%, 02/25/2043	102,693	0.0
1,384,026		Fannie Mae REMICS 2013-126 ZA, 4.000%, 07/25/2032	1,462,630	0.4
808,750	(5)	Fannie Mae Series 2007-9 SE, 5.931%, (-1.000*US0001M + 6.080%), 03/25/2037	156,039	0.1
1,283,080	(5)	Fannie Mae Series 2013-44 DI, 3.000%, 05/25/2033	116,317	0.0
948,917	(1),(3)	Flagstar Mortgage Trust 2018-2 B2, 4.041%, 04/25/2048	1,007,475	0.3
208,446	(5)	Freddie Mac REMIC Trust 2303 SY, 8.552%, (-1.000*US0001M + 8.700%), 04/15/2031	57,909	0.0
1,356,133	(5)	Freddie Mac REMIC Trust 2989 GU, 6.852%, (-1.000*US0001M + 7.000%), 02/15/2033	291,463	0.1
1,162,107	(5)	Freddie Mac REMIC Trust 3271 SB, 5.902%, (-1.000*US0001M + 6.050%), 02/15/2037	213,591	0.1
3,915,346	(5)	Freddie Mac REMIC Trust 3424 HI, 5.752%, (-1.000*US0001M + 5.900%), 04/15/2038	909,654	0.3
918,541	(5)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/2040	124,850	0.0
4,963,493	(5)	Freddie Mac REMIC Trust 3856 KS, 6.402%, (-1.000*US0001M + 6.550%), 05/15/2041	960,711	0.3
1,481,890	(5)	Freddie Mac REMIC Trust 3925 SD, 5.902%, (-1.000*US0001M + 6.050%), 07/15/2040	154,438	0.0
1,413,773	(5)	Freddie Mac REMIC Trust 3946 SE, 6.502%, (-1.000*US0001M + 6.650%), 02/15/2041	102,008	0.0
2,655,922	(5)	Freddie Mac REMIC Trust 4077 SM, 6.552%, (-1.000*US0001M + 6.700%), 08/15/2040	242,210	0.1
1,002,386	(5)	Freddie Mac REMIC Trust 4152 BI, 4.000%, 12/15/2041	116,531	0.0
1,757,713	(5)	Freddie Mac REMIC Trust 4313 MI, 5.000%, 04/15/2039	252,112	0.1
2,515,389	(5)	Freddie Mac REMICS 3693 SC, 6.352%, (-1.000*US0001M + 6.500%), 07/15/2040	554,090	0.2
3,364,009		Freddie Mac REMICS 3792 DS, 6.452%, (-1.000*US0001M + 6.600%), 11/15/2040	259,156	0.1
2,300,469	(5)	Freddie Mac REMICS 4040 SW, 6.482%, (-1.000*US0001M + 6.630%), 05/15/2032	423,332	0.1
2,372,750	(5)	Freddie Mac REMICS 4623 MS, 5.852%, (-1.000*US0001M + 6.000%), 10/15/2046	560,014	0.2
2,202,632		Freddie Mac REMICS 4800 MZ, 4.000%, 06/15/2048	2,402,128	0.7
1,592,596		Freddie Mac REMICS 4879 ZA, 4.000%, 05/15/2049	1,762,193	0.5
283,691	(1)	Freddie Mac STACR 2019-HQA3 M2, 1.999%, (US0001M + 1.850%), 09/27/2049	278,972	0.1
700,000	(1)	Freddie Mac STACR REMIC Trust 2020-HQA1 M2, 2.049%, (US0001M + 1.900%), 01/25/2050	689,524	0.2
500,000	(1)	Freddie Mac Stacr Remic Trust 2020-HQA2 M2, 3.249%, (US0001M + 3.100%), 03/25/2050	494,751	0.2
400,000	(1)	Freddie Mac STACR REMIC Trust 2020-HQA3 M2, 3.749%, (US0001M + 3.600%), 07/25/2050	406,196	0.1
325,317	(1)	Freddie Mac STACR Trust 2019-DNA3 M2, 2.199%, (US0001M + 2.050%), 07/25/2049	320,156	0.1
177,824		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA2 M3, 4.049%, (US0001M + 3.900%), 12/25/2027	180,425	0.1
281,837		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 4.849%, (US0001M + 4.700%), 04/25/2028	294,841	0.1
38,758		Freddie Mac Structured Agency Credit Risk Debt Notes 2015-HQ1 M3, 3.949%, (US0001M + 3.800%), 03/25/2025	38,872	0.0

See Accompanying Notes to Financial Statements

13

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

1,285,145		Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA4 M3, 3.949%, (US0001M + 3.800%), 03/25/2029	1,338,532	0.4
400,000		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 2.649%, (US0001M + 2.500%), 03/25/2030	406,112	0.1
559,997		Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 2.799%, (US0001M + 2.650%), 12/25/2029	558,717	0.2
60,978	(3)	Freddie Mac Whole Loan Securities Trust 2016-SC02 M1, 3.603%, 10/25/2046	61,038	0.0
900,000	(1),(3)	Galton Funding Mortgage Trust 2018-2 A51, 4.500%, 10/25/2058	947,349	0.3
3,217		Ginnie Mae Series 2007-37 S, 24.766%, (-3.667*US0001M + 25.300%), 04/16/2037	3,312	0.0
282,624		Ginnie Mae Series 2007-8 SP, 21.558%, (-3.242*US0001M + 22.049%), 03/20/2037	474,530	0.1
24,215,011	(5)	Ginnie Mae Series 2009-106 CM, 6.454%, (-1.000*US0001M + 6.600%), 01/16/2034	3,831,931	1.2
1,678,859	(5)	Ginnie Mae Series 2010-116 NS, 6.504%, (-1.000*US0001M + 6.650%), 09/16/2040	332,784	0.1
410,543	(5)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/2039	34,033	0.0
2,359,666	(5)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/2026	150,609	0.0
563,775	(5)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/2040	34,827	0.0
1,447,251	(5)	Ginnie Mae Series 2013-115 NI, 4.500%, 01/16/2043	217,442	0.1
1,040,782	(5)	Ginnie Mae Series 2013-5 NI, 3.000%, 01/20/2028	62,223	0.0
2,525,308	(5)	Ginnie Mae Series 2015-178 GI, 4.000%, 05/20/2044	221,484	0.1
13,286,748	(5)	Ginnie Mae Series 2019-89 QI, 4.000%, 04/20/2046	1,672,913	0.5
333,694		GreenPoint Mortgage Funding Trust 2006-AR3 4A1, 0.359%, (US0001M + 0.210%), 04/25/2036	319,537	0.1
104,259	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	107,190	0.0
165,972	(1),(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	170,137	0.1
210,554	(1),(3)	JP Morgan Mortgage Trust 2017-3 1A13, 3.500%, 08/25/2047	215,913	0.1
367,553	(1),(3)	JP Morgan Mortgage Trust 2017-3 B1, 3.796%, 08/25/2047	379,653	0.1
223,193	(1),(3)	JP Morgan Mortgage Trust 2019-INV3 A15, 3.500%, 05/25/2050	228,166	0.1
371,989	(1),(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	385,130	0.1
96,072	(1),(3)	JP Morgan Mortgage Trust 2019-LTV2 A18, 4.000%, 12/25/2049	98,683	0.0
385,405	(1),(3)	JP Morgan Mortgage Trust 2019-LTV3 A15, 3.500%, 12/31/2049	394,004	0.1
313,399	(1),(3)	JP Morgan Mortgage Trust 2020-5 A15, 3.000%, 12/25/2050	320,719	0.1
348,217	(1),(3)	JP Morgan Mortgage Trust 2020-5 B1, 3.736%, 12/25/2050	376,647	0.1
253,777		Lehman XS Trust Series 2005-5N 1A2, 0.509%, (US0001M + 0.360%), 11/25/2035	219,393	0.1
288,752	(1),(3)	OBX 2019-INV2 A25 Trust, 4.000%, 05/27/2049	296,868	0.1
703,934	(1),(3)	OBX 2020-INV1 A21 Trust, 3.500%, 05/25/2049	724,681	0.2
213,784	(1),(3)	Sequoia Mortgage Trust 2014-3 B3, 3.930%, 10/25/2044	216,074	0.1
299,655	(1),(3)	Sequoia Mortgage Trust 2016-3 A11, 3.000%, 11/25/2046	304,630	0.1
149,222	(1),(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 02/25/2048	152,946	0.0
300,000	(1),(3)	Sequoia Mortgage Trust 2020-4 A8, 2.500%, 11/25/2050	310,889	0.1
8,608	(3)	Structured Asset Securities Corp. 2004-4XS 1A6, 5.050%, 02/25/2034	8,658	0.0
9,466,986	(3),(5)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 2.145%, 08/25/2045	455,212	0.1
61,715	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.024%, 10/25/2036	60,255	0.0
206,517	(3)	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.107%, 08/25/2046	197,222	0.1
437,062	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY2 1A1, 3.334%, 12/25/2036	435,559	0.1
138,093	(3)	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 3.180%, 04/25/2037	126,081	0.0

See Accompanying Notes to Financial Statements

14

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

609,147		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/2036	578,192	0.2
128,669		Wells Fargo Alternative Loan 2007-PA2 2A1, 0.579%, (US0001M + 0.430%), 06/25/2037	103,262	0.0
464,026	(1),(3)	Wells Fargo Mortgage Backed Securities 2020-4 A17 Trust, 3.000%, 07/25/2050	474,863	0.1
522,545	(1),(3)	WinWater Mortgage Loan Trust 2015-5 B4, 3.765%, 08/20/2045	537,501	0.2

	Total Collateralized Mortgage Obligations
	(Cost $42,196,009)		46,681,233	14.0

SOVEREIGN BONDS: 17.5%
		Argentina: 0.2%
1,471,589	(6)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 0.500% on 07/09/2021), 07/09/2030	540,073	0.2
172,561	(6)	Argentine Republic Government International Bond, 0.125% (Step Rate @ 1.125% on 07/09/2021), 07/09/2035	56,773	0.0
95,041		Argentine Republic Government International Bond, 1.000%, 07/09/2029	39,252	0.0
			636,098	0.2

		Australia: 0.2%
AUD 837,000	(1)	Queensland Treasury Corp., 1.750%, 07/20/2034	598,463	0.2

		Canada: 0.3%
CAD 880,000		Canadian Government Bond, 3.500%, 12/01/2045	998,430	0.3

		China: 3.4%
CNY 65,490,000		China Government Bond, 3.250%, 11/22/2028	9,774,650	2.9
CNY 1,110,000		China Government Bond, 3.290%, 05/23/2029	166,596	0.0
CNY 9,950,000		China Government Bond, 4.080%, 10/22/2048	1,538,805	0.5
			11,480,051	3.4

		Colombia: 0.4%
600,000		Colombia Government International Bond, 3.000%, 01/30/2030	613,125	0.2
COP 2,551,900,000		Colombian TES, 7.750%, 09/18/2030	755,193	0.2
			1,368,318	0.4

		Croatia: 0.2%
EUR 300,000		Croatia Government International Bond, 1.125%, 06/19/2029	358,399	0.1
300,000		Croatia Government International Bond, 6.375%, 03/24/2021	306,812	0.1
			665,211	0.2

		Dominican Republic: 0.2%
325,000	(1)	Dominican Republic International Bond, 4.500%, 01/30/2030	328,656	0.1
461,000	(1)	Dominican Republic International Bond, 6.600%, 01/28/2024	505,789	0.1
			834,445	0.2

		Ecuador: 0.0%
37,800	(1),(6)	Ecuador Government International Bond, 0.500% (Step Rate @ 5.000% on 07/31/2021), 07/31/2030	25,326	0.0
99,060	(1),(6)	Ecuador Government International Bond, 0.500% (Step Rate @ 1.000% on 07/31/2021), 07/31/2035	54,607	0.0
45,400	(1),(6)	Ecuador Government International Bond, 0.500% (Step Rate @ 0.500% on 07/31/2021), 07/31/2040	22,701	0.0
			102,634	0.0

		Egypt: 0.5%
300,000	(1)	Egypt Government International Bond, 4.550%, 11/20/2023	301,906	0.1
600,000		Egypt Government International Bond, 6.588%, 02/21/2028	605,685	0.2
325,000		Egypt Government International Bond, 7.500%, 01/31/2027	345,810	0.1
450,000	(1)	Egypt Government International Bond, 7.625%, 05/29/2032	456,930	0.1
			1,710,331	0.5

		Germany: 0.1%
EUR 120,000		Bundesobligation, -0.720%, 10/08/2021	140,711	0.1
EUR 9,700		Bundesobligation, -0.830%, 04/14/2023	11,531	0.0
EUR 60,000		Bundesrepublik Deutschland Bundesanleihe, 0.500%, 02/15/2028	76,525	0.0
EUR 30,000		Bundesrepublik Deutschland Bundesanleihe, -0.810%, 08/15/2026	36,633	0.0
EUR 40,000		Bundesrepublik Deutschland Bundesanleihe, 1.000%, 08/15/2025	50,779	0.0
			316,179	0.1

See Accompanying Notes to Financial Statements

15

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

		Ghana: 0.1%
450,000	(1)	Ghana Government International Bond, 6.375%, 02/11/2027	420,061	0.1

		Indonesia: 1.9%
IDR 13,833,000,000		Indonesia Treasury Bond, 8.375%, 04/15/2039	1,026,527	0.3
IDR 68,047,000,000		Indonesia Treasury Bond, 8.750%, 05/15/2031	5,239,968	1.5
200,000		Perusahaan Penerbit SBSN Indonesia III, 4.450%, 02/20/2029	230,728	0.1
			6,497,223	1.9

		Italy: 0.7%
EUR 641,000	(1)	Italy Buoni Poliennali Del Tesoro, 3.850%, 09/01/2049	1,144,160	0.4
EUR 641,000	(1)	Italy Buoni Poliennali Del Tesoro, 5.000%, 08/01/2034	1,128,657	0.3
			2,272,817	0.7

		Ivory Coast: 0.1%
498,000	(3)	Ivory Coast Government International Bond, 5.750%, 12/31/2032	488,326	0.1

		Jordan: 0.1%
200,000	(1)	Jordan Government International Bond, 5.850%, 07/07/2030	201,843	0.1

		Kenya: 0.1%
250,000	(1)	Kenya Government International Bond, 7.000%, 05/22/2027	260,611	0.1

		Mexico: 0.1%
200,000		Mexico Government International Bond, 3.250%, 04/16/2030	207,042	0.1
5,000		Mexico Government International Bond, 4.000%, 10/02/2023	5,440	0.0
			212,482	0.1

		Morocco: 0.1%
200,000		Morocco Government International Bond, 4.250%, 12/11/2022	209,777	0.1

		Nigeria: 0.1%
200,000		Nigeria Government International Bond, 7.875%, 02/16/2032	194,734	0.1

		Oman: 0.2%
200,000		Oman Government International Bond, 6.000%, 08/01/2029	183,277	0.0
200,000	(1)	Oman Government International Bond, 6.750%, 10/28/2027	194,634	0.1
200,000	(1)	Oman Government International Bond, 7.375%, 10/28/2032	191,859	0.1
			569,770	0.2

		Panama: 0.2%
200,000		Panama Government International Bond, 3.875%, 03/17/2028	227,219	0.1
315,000		Panama Government International Bond, 6.700%, 01/26/2036	456,528	0.1
			683,747	0.2

		Peru: 2.0%
PEN 4,000,000		Peru Government Bond, 6.350%, 08/12/2028	1,352,587	0.4
PEN 8,617,000		Peru Government Bond, 6.900%, 08/12/2037	2,822,544	0.9
75,000		Peruvian Government International Bond, 5.625%, 11/18/2050	119,535	0.0
PEN 6,609,000		Peruvian Government International Bond, 6.950%, 08/12/2031	2,257,195	0.7
			6,551,861	2.0

		Portugal: 0.7%
EUR 1,664,000	(1)	Portugal Obrigacoes do Tesouro OT, 2.250%, 04/18/2034	2,423,320	0.7

		Romania: 2.0%
RON 5,510,000		Romania Government Bond, 3.250%, 04/29/2024	1,336,686	0.4
RON 17,920,000		Romania Government Bond, 5.800%, 07/26/2027	4,961,653	1.5
480,000	(1)	Romanian Government International Bond, 3.000%, 02/14/2031	498,376	0.1
			6,796,715	2.0

		Russia: 0.4%
RUB 47,938,000		Russian Federal Bond - OFZ, 6.900%, 05/23/2029	641,617	0.2
200,000		Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	228,807	0.1
400,000	(1)	Russian Foreign Bond - Eurobond, 4.875%, 09/16/2023	438,680	0.1
			1,309,104	0.4

		Saudi Arabia: 0.1%
200,000	(1)	KSA Sukuk Ltd., 3.628%, 04/20/2027	222,679	0.1

		South Africa: 0.3%
250,000		Republic of South Africa Government International Bond, 4.300%, 10/12/2028	243,437	0.1
900,000		Republic of South Africa Government International Bond, 4.850%, 09/30/2029	895,073	0.2
			1,138,510	0.3

See Accompanying Notes to Financial Statements

16

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

		Spain: 1.0%
EUR 1,284,000	(1)	Spain Government Bond, 1.450%, 04/30/2029	1,680,991	0.5
EUR 1,092,000	(1)	Spain Government Bond, 2.700%, 10/31/2048	1,842,390	0.5
			3,523,381	1.0

		Sri Lanka: 0.0%
200,000	(1)	Sri Lanka Government International Bond, 6.825%, 07/18/2026	108,988	0.0

		Turkey: 0.4%
800,000		Turkey Government International Bond, 4.875%, 10/09/2026	723,968	0.2
200,000		Turkey Government International Bond, 5.600%, 11/14/2024	192,632	0.1
461,000		Turkey Government International Bond, 7.375%, 02/05/2025	472,064	0.1
			1,388,664	0.4

		Ukraine: 0.5%
250,000		Ukraine Government International Bond, 7.253%, 03/15/2033	235,939	0.1
525,000		Ukraine Government International Bond, 7.375%, 09/25/2032	505,270	0.2
800,000		Ukraine Government International Bond, 7.750%, 09/01/2025	821,540	0.2
			1,562,749	0.5

		United Kingdom: 0.8%
GBP 700,000		United Kingdom Gilt, 1.750%, 01/22/2049	1,119,954	0.3
GBP 1,100,000		United Kingdom Gilt, 4.000%, 03/07/2022	1,502,600	0.5
			2,622,554	0.8

		Uruguay: 0.1%
75,000		Uruguay Government International Bond, 4.375%, 10/27/2027	87,829	0.0
75,000		Uruguay Government International Bond, 7.625%, 03/21/2036	117,135	0.1
			204,964	0.1

	Total Sovereign Bonds
	(Cost $56,992,145)		58,575,040	17.5

U.S. TREASURY OBLIGATIONS: 8.1%
		U.S. Treasury Bonds: 1.2%
279,000		1.125%,08/15/2040	264,352	0.1
3,975,000		1.250%,05/15/2050	3,589,922	1.1
			3,854,274	1.2

		U.S. Treasury Notes: 6.9%
294,000		0.125%,09/30/2022	293,862	0.1
820,000		0.125%,10/15/2023	818,302	0.2
2,004,000		0.250%,09/30/2025	1,991,866	0.6
9,005,000		0.250%,10/31/2025	8,945,553	2.7
835,000		0.375%,09/30/2027	820,127	0.2
3,831,000		0.625%,08/15/2030	3,742,109	1.1
6,469,000		1.500%,11/30/2021	6,564,014	2.0
			23,175,833	6.9

	Total U.S. Treasury Obligations
	(Cost $27,348,940)		27,030,107	8.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 7.8%
		Federal Home Loan Mortgage Corporation: 0.5%(7)
1,113,894		3.500%,01/01/2048	1,195,702	0.4
150,805		4.000%,09/01/2045	164,986	0.0
130,052		4.000%,09/01/2045	142,451	0.0
198,668		4.000%,05/01/2046	215,891	0.1
			1,719,030	0.5

		Federal National Mortgage Association: 0.6%(7)
1,854,643		3.500%,03/01/2043	2,014,756	0.6

		Government National Mortgage Association: 2.5%
2,470,000	(8)	2.000%,12/01/2050	2,558,187	0.8
5,353,000	(8)	3.000%,12/20/2049	5,585,939	1.7
147,496		4.500%,08/20/2041	164,292	0.0
18,671		5.500%,03/20/2039	22,161	0.0
			8,330,579	2.5

		Uniform Mortgage-Backed Securities: 4.2%
637,882	(8)	1.500%,11/01/2050	641,894	0.2
714,000	(8)	2.000%,12/14/2050	734,555	0.2
85,522		2.500%,06/01/2030	89,970	0.0
57,621		2.500%,06/01/2030	60,583	0.0
36,889		2.500%,07/01/2030	38,886	0.0
7,344,000	(8)	2.500%,11/12/2050	7,652,391	2.3
251,677		3.500%,06/01/2034	270,172	0.1
1,141,437		3.500%,09/01/2049	1,208,124	0.4
129,665		4.000%,05/01/2045	140,966	0.0
2,257,698		4.000%,04/01/2049	2,442,163	0.7
234,194		4.500%,12/01/2040	263,504	0.1
120,639		4.500%,12/01/2040	135,711	0.0
205,295		5.000%,05/01/2041	237,123	0.1
133,117		5.000%,06/01/2041	151,857	0.1
			14,067,899	4.2

	Total U.S. Government Agency Obligations
	(Cost $25,961,886)		26,132,264	7.8

ASSET-BACKED SECURITIES: 6.0%
		United States: 6.0%
500,000	(1)	AMMC CLO 16 Ltd. 2015-16A CR, 2.579%, (US0003M + 2.350%), 04/14/2029	487,210	0.2
300,000	(1)	Ares XXVIIIR CLO Ltd. 2018-28RA A2, 1.618%, (US0003M + 1.400%), 10/17/2030	295,600	0.1
750,000	(1)	Barings Clo Ltd. 2019-4A C, 3.037%, (US0003M + 2.800%), 01/15/2033	750,266	0.2
1,190,000	(1)	BDS 2020-FL5 C Ltd., 2.201%, (US0001M + 2.050%), 02/16/2037	1,154,976	0.3
1,550,000	(1)	BDS 2020-FL5 D Ltd., 2.651%, (US0001M + 2.500%), 02/16/2037	1,473,028	0.4
500,000	(1)	BlueMountain CLO 2013-2A CR, 2.170%, (US0003M + 1.950%), 10/22/2030	470,967	0.1

See Accompanying Notes to Financial Statements

17

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

750,000	(1)	CIFC Funding 2013-IA BR Ltd., 2.630%, (US0003M + 2.400%), 07/16/2030	732,506	0.2
800,000	(1)	CIFC Funding 2020-2A A1 Ltd., 1.933%, (US0003M + 1.650%), 08/24/2032	802,019	0.2
443,830	(3)	Citigroup Mortgage Loan Trust 2006-WF1 A2E, 4.839%, 03/25/2036	287,692	0.1
600,000	(1)	Clear Creek CLO 2015-1A CR, 2.168%, (US0003M + 1.950%), 10/20/2030	574,661	0.2
1,000,000	(1)	Galaxy XV CLO Ltd. 2013-15A CR, 2.237%, (US0003M + 2.000%), 10/15/2030	955,231	0.3
600,000	(1)	Galaxy XXI CLO Ltd. 2015-21A CR, 1.968%, (US0003M + 1.750%), 04/20/2031	563,878	0.2
694,831	(1)	Invitation Homes 2017-SFR2 A Trust, 0.997%, (US0001M + 0.850%), 12/17/2036	695,041	0.2
1,180,000	(1)	Invitation Homes 2018-SFR1 D Trust, 1.597%, (US0001M + 1.450%), 03/17/2037	1,181,341	0.4
1,000,000	(1)	Jay Park CLO Ltd. 2016-1A BR, 2.218%, (US0003M + 2.000%), 10/20/2027	985,077	0.3
350,000	(1)	LCM XIV L.P. 14A AR, 1.258%, (US0003M + 1.040%), 07/20/2031	342,871	0.1
2,050,000	(1)	LCM XXIV Ltd. 24A C, 2.468%, (US0003M + 2.250%), 03/20/2030	1,956,274	0.6
900,000	(1)	Madison Park Funding XXI Ltd. 2016-21A BR, 3.087%, (US0003M + 2.850%), 10/15/2032	884,197	0.3
500,000	(1)	Madison Park Funding XXXI Ltd. 2018-31A C, 2.359%, (US0003M + 2.150%), 01/23/2031	485,525	0.1
300,000	(1),(3)	Mill City Mortgage Loan Trust 2017-1 M2, 3.250%, 11/25/2058	325,175	0.1
300,000	(1),(3)	Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/2059	318,918	0.1
1,000,000	(1)	OCP CLO 2014-5 A BR Ltd., 2.015%, (US0003M + 1.800%), 04/26/2031	945,455	0.3
800,000	(1)	Palmer Square CLO 2020-2A A1A Ltd., 1.904%, (US0003M + 1.700%), 07/15/2031	801,639	0.2
250,000	(1)	Palmer Square Loan Funding 2018-1A C Ltd., 2.087%, (US0003M + 1.850%), 04/15/2026	236,935	0.1
1,240,000	(1)	Progress Residential 2018-SFR2 E Trust, 4.656%, 08/17/2035	1,273,208	0.4
600,000	(1)	Shackleton CLO Ltd. 2019-15A C, 3.037%, (US0003M + 2.800%), 01/15/2030	594,281	0.2
500,000	(1)	THL Credit Wind River 2016-1A CR CLO Ltd., 2.337%, (US0003M + 2.100%), 07/15/2028	481,471	0.1

	Total Asset-Backed Securities
	(Cost $20,286,359)		20,055,442	6.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 8.4%
		United States: 8.4%
7,696,838	(3),(5)	BANK 2017-BNK5 XA, 1.070%, 06/15/2060	368,341	0.1
990,960	(3),(5)	BANK 2019-BNK16 XA, 0.963%, 02/15/2052	63,055	0.0
620,000	(1)	BBCMS 2018-TALL C Mortgage Trust, 1.269%, (US0001M + 1.121%), 03/15/2037	579,223	0.2
280,000	(1)	Benchmark 2019-B9 D Mortgage Trust, 3.000%, 03/15/2052	240,888	0.1
1,432,606	(3),(5)	Benchmark 2019-B9 XA Mortgage Trust, 1.044%, 03/15/2052	102,999	0.0
300,000	(1)	Benchmark 2020-B18 AGNE Mortgage Trust, 3.759%, 08/15/2053	299,357	0.1
1,000,000	(1)	Benchmark 2020-B18 AGNF Mortgage Trust, 4.139%, 07/15/2053	989,424	0.3
230,679	(1)	BX Commercial Mortgage Trust 2019-XL J, 2.798%, (US0001M + 2.650%), 10/15/2036	223,656	0.1
419,616	(1)	BX Commercial Mortgage Trust 2020-BXLP G, 2.648%, (US0001M + 2.500%), 12/15/2029	402,992	0.1
160,000	(1)	BX Commercial Mortgage Trust 2020-VKNG E, 2.248%, (US0001M + 2.100%), 10/15/2037	160,271	0.0
100,000	(1),(3)	BX Trust 2019-OC11 E, 4.076%, 12/09/2041	92,140	0.0
230,000	(1)	BXMT 2017-FL1 B Ltd., 1.647%, (US0001M + 1.500%), 06/15/2035	228,434	0.1
220,000	(1)	BXMT 2020-FL2 B Ltd., 1.547%, (US0001M + 1.400%), 02/16/2037	215,112	0.1
890,000	(1),(3)	CALI Mortgage Trust 2019-101C E, 4.324%, 03/10/2039	875,146	0.3
3,277,729	(3),(5)	CD 2016-CD1 Mortgage Trust XA, 1.391%, 08/10/2049	197,994	0.1
360,000	(1)	Citigroup Commercial Mortgage Trust 2016-C2 E, 4.594%, 08/10/2049	215,361	0.1
8,581,000	(3),(5)	Citigroup Commercial Mortgage Trust 2016-C2 XB, 0.843%, 08/10/2049	372,590	0.1
3,559,242	(3),(5)	Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.099%, 10/12/2050	177,785	0.1

See Accompanying Notes to Financial Statements

18

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

16,085,941	(1),(3),(5)	COMM 2012-LTRT XA, 0.895%, 10/05/2030	192,875	0.1
200,000	(1),(3)	COMM 2013-CR10 E Mortgage Trust, 4.789%, 08/10/2046	170,575	0.1
1,420,000	(1),(3)	COMM 2014-LC15 D Mortgage Trust, 4.984%, 04/10/2047	1,175,750	0.4
300,000	(3)	COMM 2016-COR1 C, 4.382%, 10/10/2049	301,978	0.1
6,816,141	(3),(5)	COMM 2016-CR28 XA, 0.689%, 02/10/2049	179,927	0.1
540,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 C, 1.578%, (US0001M + 1.430%), 05/15/2036	538,644	0.2
150,000	(1),(3)	Credit Suisse Mortgage Capital Certificates 2020-NET C, 3.526%, 08/15/2037	154,937	0.0
530,000	(1),(3)	DBJPM 16-C3 Mortgage Trust, 3.490%, 08/10/2049	416,991	0.1
926,291	(1),(3),(5)	DBUBS 2011-LC1A XA, 0.592%, 11/10/2046	61	0.0
650,000	(1),(3)	DBUBS 2011-LC2 E Mortgage Trust, 5.487%, 07/10/2044	541,752	0.2
540,000	(1)	DBUBS 2011-LC2A F Mortgage Trust, 3.799%, (US0001M + 3.650%), 07/10/2044	404,917	0.1
1,470,000	(1),(3)	DBUBS 2017-BRBK F Mortgage Trust, 3.530%, 10/10/2034	1,451,933	0.4
910,000	(1),(3)	Del Amo Fashion Center Trust 2017-AMO C, 3.636%, 06/05/2035	747,791	0.2
170,000	(1),(3)	Fontainebleau Miami Beach Trust 2019-FBLU F, 3.963%, 12/10/2036	152,914	0.0
4,300,000	(3),(5)	Freddie Mac Multifamily Structured Pass Through Certificates K013 X3, 2.823%, 01/25/2043	23,047	0.0
1,760,000	(1),(3)	GS Mortgage Securities Corp. Trust 2017-SLP E, 4.591%, 10/10/2032	1,649,751	0.5
647,750	(1)	GS Mortgage Securities Corp. Trust 2019-BOCA A, 1.348%, (US0001M + 1.200%), 06/15/2038	635,924	0.2
220,000	(1)	GS Mortgage Securities Trust 2013-GC16 G, 3.500%, 11/10/2046	105,496	0.0
4,276,140	(3),(5)	GS Mortgage Securities Trust 2013-GC16 XA, 1.024%, 11/10/2046	109,552	0.0
7,711,020	(3),(5)	GS Mortgage Securities Trust 2017-GS6 XA, 1.036%, 05/10/2050	434,360	0.1
600,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBD, 3.550%, 07/10/2052	566,511	0.2
460,000	(1),(3)	GS Mortgage Securities Trust 2019-GC40 DBE, 3.550%, 07/10/2052	416,827	0.1
540,000	(1),(3)	GS Mortgage Securities Trust 2020-GC45 SWC, 3.219%, 12/13/2039	479,923	0.1
200,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C4 G, 3.873%, 07/15/2046	185,573	0.1
730,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 B, 5.424%, 08/15/2046	736,419	0.2
2,120,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C5 E, 4.000%, 08/15/2046	1,575,433	0.5
9,409,340	(3),(5)	JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.472%, 06/15/2045	97,453	0.0
420,000	(1),(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2020-LOOP E, 3.862%, 12/05/2038	378,846	0.1
735,000	(3)	JPMBB Commercial Mortgage Securities Trust 2014-C18 AS, 4.439%, 02/15/2047	799,706	0.2
1,225,376	(1)	KKR Industrial Portfolio Trust 2020-AIP C, 1.781%, (US0001M + 1.633%), 03/15/2037	1,223,937	0.4
240,000	(1),(3)	LSTAR Commercial Mortgage Trust 2015-3 D, 3.202%, 04/20/2048	222,235	0.1
4,722,893	(1),(3),(5)	LSTAR Commercial Mortgage Trust 2017-5 X, 0.988%, 03/10/2050	148,981	0.0
1,320,000	(1),(3)	Morgan Stanley Bank of America Merrill Lynch Trust 2012-C6 E, 4.606%, 11/15/2045	981,000	0.3
21,550,000	(1),(3),(5)	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XB, 0.457%, 12/15/2047	386,967	0.1
250,000	(1)	MRCD 2019-PARK E Mortgage Trust, 2.718%, 12/15/2036	243,351	0.1
200,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 D, 4.471%, 12/10/2045	109,047	0.0
340,000	(1),(3)	UBS-Barclays Commercial Mortgage Trust 2012-C4 E, 4.471%, 12/10/2045	156,246	0.0
330,000	(1)	Wells Fargo Commercial Mortgage Trust 2010-C1 F, 4.000%, 11/15/2043	328,464	0.1
1,360,000	(1),(3)	West Town Mall Trust 2017-KNOX E, 4.346%, 07/05/2030	1,255,927	0.4
730,000	(1),(3)	WFRBS Commercial Mortgage Trust 2011-C5 B, 5.656%, 11/15/2044	745,692	0.2
630,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C11 F, 4.256%, 03/15/2045	420,628	0.1

See Accompanying Notes to Financial Statements

19

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

330,000	(1),(3)	WFRBS Commercial Mortgage Trust 2013-C14 D, 3.973%, 06/15/2046	260,615	0.1
7,515,284	(3),(5)	WFRBS Commercial Mortgage Trust 2013-UBS1 XA, 0.841%, 03/15/2046	116,882	0.0
14,477,472	(3),(5)	WFRBS Commercial Mortgage Trust 2014-C19 XA, 1.024%, 03/15/2047	348,002	0.1
730,000	(3)	WFRBS Commercial Mortgage Trust 2014-LC14 C, 4.344%, 03/15/2047	707,525	0.2

	Total Commercial Mortgage-Backed Securities
	(Cost $30,657,095)		28,086,133	8.4

			Value	Percentage of Net Assets
PURCHASED OPTIONS (9): 0.1%
	Total Purchased Options
	(Cost $266,516)		232,496	0.1

	Total Long-Term Investments
	(Cost $314,652,950)		323,740,947	96.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.3%
		Commercial Paper: 4.7%
2,400,000		American Electric Power Co., 0.220%, 01/11/2021	2,398,934	0.7
2,000,000		American Honda Finance Corp., 0.210%, 12/08/2020	1,999,560	0.6
3,000,000		Dominion Resources, Inc., 0.160%, 11/09/2020	2,999,868	0.9
2,075,000		Duke Energy Corp., 0.090%, 11/04/2020	2,074,974	0.6
1,000,000		Duke Energy Corp., 0.200%, 12/02/2020	999,824	0.3
2,000,000		DuPont de Nemours, Inc., 0.170%, 12/11/2020	1,999,603	0.6
1,500,000		Enbridge (US) Inc., 0.190%, 11/25/2020	1,499,798	0.4
2,150,000		Entergy Corp., 0.320%, 01/26/2021	2,148,324	0.6

	Total Commercial Paper
	(Cost $16,121,135)		16,120,885	4.7

		Repurchase Agreements: 0.4%
172,890	(10)	Nomura Securities, Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $172,891, collateralized by various U.S. Government Agency Obligations, 2.000%-5.500%, Market Value plus accrued interest $176,348, due 10/01/34-09/20/50)	172,890	0.1
1,000,000	(10)	RBC Dominion Securities Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $1,020,000, due 02/04/21-11/01/50)	1,000,000	0.3

	Total Repurchase Agreements
	(Cost $1,172,890)		1,172,890	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 4.2%
13,884,000	(11)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
		(Cost $13,884,000)	13,884,000	4.2

	Total Short-Term Investments
	(Cost $31,178,025)		31,177,774	9.3

	Total Investments in Securities (Cost $345,830,975)		$ 354,918,722	106.2
	Liabilities in Excess of Other Assets		(20,627,956)	(6.2)
	Net Assets		$ 334,290,766	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of October 31, 2020.
(4)	All or a portion of this security is payment-in-kind ("PIK") which may pay interest or additional principal at the issuer's discretion. Rates shown are the current rate and possible payment rates.
(5)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(6)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of October 31, 2020.
(7)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(8)	Represents or includes a TBA transaction.

See Accompanying Notes to Financial Statements

20

Voya Global Bond Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

(9)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(11)	Rate shown is the 7-day yield as of October 31, 2020.

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
CNY	Chinese Yuan
COP	Colombian Peso
EUR	EU Euro
GBP	British Pound
IDR	Indonesian Rupiah
PEN	Peruvian Nuevo Sol
RON	Romanian New Leu
RUB	Russian Ruble

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

21

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.6%
		Australia: 2.9%
35,551		AGL Energy Ltd.	$ 311,588	0.1
6,262		ASX Ltd.	350,638	0.1
228,242		Aurizon Holdings Ltd.	605,219	0.3
30,672		Australia & New Zealand Banking Group Ltd.	407,036	0.2
53,916		BHP Group Ltd.	1,292,452	0.5
98,879		Fortescue Metals Group Ltd.	1,209,633	0.5
300,135		Medibank Pvt Ltd.	563,404	0.2
19,024		Newcrest Mining Ltd.	394,509	0.2
30,194		Rio Tinto Ltd.	1,964,233	0.8
			7,098,712	2.9

		Belgium: 0.4%
10,777		UCB S.A.	1,064,458	0.4

		Canada: 4.2%
16,465		Bank of Nova Scotia	684,034	0.3
39,514		BCE, Inc.	1,587,915	0.7
13,074		Canadian Imperial Bank of Commerce - XTSE	975,226	0.4
1,498		Constellation Software, Inc./Canada	1,572,535	0.6
3,719		Franco-Nevada Corp.	506,893	0.2
15,444		National Bank Of Canada	741,191	0.3
22,062		Open Text Corp.	810,579	0.3
7,852		Rogers Communications, Inc.	318,960	0.1
82,310		TELUS Corp.	1,407,357	0.6
2,786	(1),(2)	TOPICUS.COM	–	–
17,086		Waste Connections, Inc.	1,696,982	0.7
			10,301,672	4.2

		China: 0.4%
320,000		BOC Hong Kong Holdings Ltd.	888,796	0.4
12,100,000	(1),(2)	China Hongxing Sports Ltd.	–	–
			888,796	0.4

		Denmark: 1.7%
6,865		Carlsberg A/S	869,252	0.3
8,702		Coloplast A/S	1,272,607	0.5
33,495		Novo Nordisk A/S	2,135,831	0.9
			4,277,690	1.7

		Finland: 0.8%
20,721		Kone Oyj	1,649,658	0.6
10,023		Orion Oyj	428,979	0.2
			2,078,637	0.8

		France: 0.7%
5,426		Danone	300,953	0.1
4,175	(2)	Eiffage SA	303,010	0.2
90,459		Orange SA	1,015,817	0.4
			1,619,780	0.7

		Germany: 0.8%
41,559		Deutsche Post AG	1,842,636	0.8

		Hong Kong: 1.7%
31,200		ASM Pacific Technology Ltd.	314,630	0.1
169,000		CK Hutchison Holdings Ltd.	1,020,757	0.4
95,000		CLP Holdings Ltd.	875,382	0.4
257,000		HKT Trust / HKT Ltd.	332,370	0.1
5,600		Jardine Matheson Holdings Ltd.	248,224	0.1
2,300		Jardine Matheson Holdings Ltd.	101,949	0.0
111,400		Link REIT	850,189	0.4
93,500		Power Assets Holdings Ltd.	481,496	0.2
			4,224,997	1.7

		Ireland: 1.2%
22,985		Medtronic PLC	2,311,602	1.0
15,397		Smurfit Kappa PLC	580,143	0.2
			2,891,745	1.2

		Israel: 0.2%
113,570		Bank Leumi Le-Israel BM	535,260	0.2

		Italy: 2.1%
107,280		Assicurazioni Generali S.p.A.	1,439,074	0.6
73,615		Enel S.p.A.	585,275	0.2
56,583	(2)	FinecoBank Banca Fineco SpA	776,875	0.3
152,664	(2)	Intesa Sanpaolo SpA	253,437	0.1
256,966		Snam SpA	1,252,983	0.5
134,595		Terna Rete Elettrica Nazionale SpA	908,754	0.4
			5,216,398	2.1

		Japan: 8.9%
61,200		Canon, Inc.	1,065,260	0.4
1,400		Daikin Industries Ltd.	261,987	0.1
147,100		ENEOS Holdings, Inc.	496,358	0.2
33,200		Fuji Film Holdings Corp.	1,692,953	0.7
1,100		Hikari Tsushin, Inc.	257,999	0.1
18,900		Hitachi Ltd.	637,011	0.3
5,800		Hoya Corp.	654,570	0.3
12,300		Kamigumi Co., Ltd.	220,058	0.1
35,700		KDDI Corp.	965,863	0.4
12,500		Konami Holdings Corp.	489,229	0.2
8,200		Lawson, Inc.	376,754	0.1
32,500		LIXIL Group Corp.	705,713	0.3
5,100		McDonald's Holdings Co. Japan Ltd.	241,849	0.1
13,100		Medipal Holdings Corp.	233,519	0.1
7,800		MEIJI Holdings Co., Ltd.	565,106	0.2
14,200		Mitsubishi Corp.	316,822	0.1
5,700		Miura Co., Ltd.	268,552	0.1
3,400		Nintendo Co., Ltd.	1,838,342	0.7
44,500		Nippon Telegraph & Telephone Corp.	936,095	0.4
10,400		NTT DoCoMo, Inc.	387,246	0.2
14,000		Secom Co., Ltd.	1,182,705	0.5
58,800		Sekisui House Ltd.	976,863	0.4
37,400		SG Holdings Co. Ltd.	902,104	0.4
147,300		SoftBank Corp.	1,714,200	0.7
5,300		Sohgo Security Services Co., Ltd.	246,952	0.1
20,100		Square Enix Holdings Co., Ltd.	1,167,866	0.5

See Accompanying Notes to Financial Statements

22

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

9,100		Sumitomo Mitsui Financial Group, Inc.	251,905	0.1
10,200		Sundrug Co., Ltd.	378,744	0.1
6,800		Suzuken Co., Ltd.	245,485	0.1
9,700		Trend Micro, Inc.	543,347	0.2
4,900		Tsuruha Holdings, Inc.	686,123	0.3
19,000		Welcia Holdings Co. Ltd.	744,066	0.3
9,800		Yamato Holdings Co., Ltd.	259,411	0.1
			21,911,057	8.9

		Netherlands: 1.4%
38,407		Koninklijke Ahold Delhaize NV	1,052,954	0.4
139,497		Koninklijke KPN NV	376,750	0.2
34,572		Unilever NV	1,948,946	0.8
			3,378,650	1.4

		New Zealand: 0.1%
110,084		Spark New Zealand Ltd.	326,693	0.1

		Norway: 0.2%
39,740		Orkla ASA	375,138	0.2

		Singapore: 0.3%
98,500		Singapore Exchange Ltd.	624,722	0.3

		Spain: 1.0%
22,614		Enagas	488,094	0.2
23,864		Endesa S.A.	640,251	0.3
37,951		Ferrovial SA - FERE	821,922	0.3
34,413	(3)	Red Electrica Corp. SA	606,165	0.2
			2,556,432	1.0

		Sweden: 0.5%
8,107		Essity AB	234,643	0.1
3,754		Swedish Match AB	282,236	0.1
52,851		Telefonaktiebolaget LM Ericsson	590,056	0.3
			1,106,935	0.5

		Switzerland: 3.1%
11,988		LafargeHolcim Ltd.-CHF	514,521	0.2
15,188		Logitech International SA	1,277,709	0.5
15,652		Nestle SA	1,760,504	0.7
8,103		Roche Holding AG	2,603,749	1.1
4,502		Zurich Insurance Group AG	1,495,320	0.6
			7,651,803	3.1

		United Kingdom: 2.9%
21,523		Admiral Group Plc	766,735	0.3
7,153		British American Tobacco PLC	226,718	0.1
155,401		Direct Line Insurance Group PLC	531,071	0.2
100,303		GlaxoSmithKline PLC	1,674,915	0.7
28,548		Imperial Brands PLC	451,851	0.2
12,154		London Stock Exchange Group PLC	1,310,181	0.5
86,017		Sage Group PLC/The	707,744	0.3
26,770		Smith & Nephew PLC	464,840	0.2
39,996		United Utilities Group PLC	447,110	0.2
365,324		Vodafone Group PLC	487,332	0.2
			7,068,497	2.9

		United States: 63.1%
26,214		AbbVie, Inc.	2,230,811	0.9
4,203		Accenture PLC	911,673	0.4
23,070		Activision Blizzard, Inc.	1,747,091	0.7
16,945		Aflac, Inc.	575,283	0.2
6,743		Air Products & Chemicals, Inc.	1,862,686	0.8
10,801		Allison Transmission Holdings, Inc.	390,456	0.2
10,518		Allstate Corp.	933,472	0.4
42,674		Altria Group, Inc.	1,539,678	0.6
20,754		Amdocs Ltd.	1,170,110	0.5
7,126		Amdocs Ltd.	401,764	0.2
13,346		Ameren Corp.	1,082,627	0.4
7,786		American Water Works Co., Inc.	1,171,871	0.5
10,017		Amgen, Inc.	2,173,088	0.9
2,201		Anthem, Inc.	600,433	0.2
11,597		Applied Materials, Inc.	686,890	0.3
7,867		Aptargroup, Inc.	897,546	0.4
81,897		AT&T, Inc.	2,212,857	0.9
9,967		Avnet, Inc.	245,886	0.1
31,813		Bank of America Corp.	753,968	0.3
19,273		Booz Allen Hamilton Holding Corp.	1,512,930	0.6
38,694		Bristol-Myers Squibb Co.	2,261,664	0.9
12,313		Broadridge Financial Solutions, Inc. ADR	1,694,269	0.7
2,878		Carlisle Cos., Inc.	356,498	0.1
13,036		CDK Global, Inc.	561,852	0.2
3,609		CDW Corp.	442,463	0.2
1,735		Chemed Corp.	829,885	0.3
10,078		Chevron Corp.	700,421	0.3
4,438		Church & Dwight Co., Inc.	392,275	0.2
1,970		Cigna Corp.	328,931	0.1
64,705		Cisco Systems, Inc.	2,322,909	0.9
6,452		Citigroup, Inc.	267,242	0.1
12,439		Citrix Systems, Inc.	1,408,966	0.6
6,580		Cognizant Technology Solutions Corp.	469,944	0.2
4,101		Colgate-Palmolive Co.	323,528	0.1
8,086		Comcast Corp. – Class A	341,553	0.1
13,799		Corporate Office Properties Trust SBI MD	309,512	0.1
4,664		CSX Corp.	368,176	0.1
16,015		Dolby Laboratories, Inc.	1,202,406	0.5
8,997		Dollar General Corp.	1,877,764	0.8
8,951		DTE Energy Co.	1,104,732	0.4
35,676		eBay, Inc.	1,699,248	0.7
51,068		Equitrans Midstream Corp.	370,754	0.2
1,705		Everest Re Group Ltd.	336,021	0.1
21,124		Evergy, Inc.	1,166,045	0.5
8,100		Exelon Corp.	323,109	0.1
23,278		Flir Systems, Inc.	807,514	0.3
17,772		Flowers Foods, Inc.	419,064	0.2
29,482		General Mills, Inc.	1,742,976	0.7
22,492		Gentex Corp.	622,354	0.3
44,136		Geo Group, Inc./The	391,045	0.2
22,289		Gilead Sciences, Inc.	1,296,105	0.5
8,244		Hanover Insurance Group, Inc.	788,621	0.3
11,786		Hershey Co.	1,620,104	0.7
13,575		Honeywell International, Inc.	2,239,196	0.9
884		Humana, Inc.	352,963	0.1
56,020		Intel Corp.	2,480,566	1.0

See Accompanying Notes to Financial Statements

23

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

16,670	International Business Machines Corp.	1,861,372	0.8
6,482	Intuit, Inc.	2,039,756	0.8
9,026	Jack Henry & Associates, Inc.	1,338,104	0.5
25,524	Johnson & Johnson	3,499,596	1.4
19,357	JPMorgan Chase & Co.	1,897,760	0.8
71,314	Juniper Networks, Inc.	1,406,312	0.6
3,035	Kansas City Southern	534,585	0.2
13,215	Kimberly-Clark Corp.	1,752,177	0.7
4,782	KLA Corp.	942,915	0.4
11,350	Knight-Swift Transportation Holdings, Inc.	431,186	0.2
7,441	Kroger Co.	239,675	0.1
18,114	Leidos Holdings, Inc.	1,503,462	0.6
5,532	Life Storage, Inc.	631,478	0.3
3,344	Lockheed Martin Corp.	1,170,835	0.5
2,666	MarketAxess Holdings, Inc.	1,436,574	0.6
10,832	MAXIMUS, Inc.	732,027	0.3
9,085	McDonald's Corp.	1,935,105	0.8
8,750	McKesson Corp.	1,290,537	0.5
33,570	Merck & Co., Inc.	2,524,800	1.0
48,040	Microsoft Corp.	9,726,659	4.0
3,558	Monolithic Power Systems, Inc.	1,137,137	0.5
11,230	Motorola Solutions, Inc.	1,775,014	0.7
5,458	MSC Industrial Direct Co.	380,204	0.2
9,284	Nasdaq, Inc.	1,123,271	0.5
19,942	National Instruments Corp.	623,786	0.3
1,715	NewMarket Corp.	613,438	0.2
80,078	NortonLifeLock, Inc.	1,647,204	0.7
14,450	OGE Energy Corp.	444,626	0.2
15,564	Omnicom Group	734,621	0.3
38,121	Oracle Corp.	2,138,969	0.9
15,464	Packaging Corp. of America	1,770,473	0.7
20,337	Paychex, Inc.	1,672,718	0.7
20,050	PepsiCo, Inc.	2,672,464	1.1
75,632	Pfizer, Inc.	2,683,423	1.1
24,394	Philip Morris International, Inc.	1,732,462	0.7
16,017	Phillips 66	747,353	0.3
6,245	Pinnacle West Capital Corp.	509,405	0.2
24,297	Procter & Gamble Co.	3,331,119	1.4
20,393	Progressive Corp.	1,874,117	0.8
16,857	Qualcomm, Inc.	2,079,479	0.8
5,790	Reliance Steel & Aluminum Co.	631,052	0.3
18,249	Republic Services, Inc.	1,609,014	0.7
4,126	Roper Technologies, Inc.	1,532,149	0.6
9,210	Royal Gold, Inc.	1,094,240	0.4
1,546	S&P Global, Inc.	498,941	0.2
35,945	Service Corp. International	1,664,613	0.7
18,359	Silgan Holdings, Inc.	632,468	0.3
13,212	Sonoco Products Co.	645,935	0.3
16,251	Southern Co.	933,620	0.4
55,425	Switch, Inc.	779,275	0.3
10,623	T. Rowe Price Group, Inc.	1,345,509	0.5
13,286	Target Corp.	2,022,395	0.8
16,788	Texas Instruments, Inc.	2,427,377	1.0
2,453	Tractor Supply Co.	326,764	0.1
3,628	United Parcel Service, Inc. - Class B	569,995	0.2
50,696	Valvoline, Inc.	997,190	0.4
50,143	Verizon Communications, Inc.	2,857,650	1.2
15,783	Waste Management, Inc.	1,703,144	0.7
33,086	Werner Enterprises, Inc.	1,257,930	0.5
59,348	Western Union Co.	1,153,725	0.5
63,690	Williams Cos., Inc.	1,222,211	0.5
17,523	Xilinx, Inc.	2,079,805	0.8
7,408	Yum! Brands, Inc.	691,389	0.3
12,663	Zoetis, Inc.	2,007,719	0.8
		154,592,103	63.1

	Total Common Stock
	(Cost $232,097,371)	241,632,811	98.6

EXCHANGE-TRADED FUNDS: 1.1%
14,542	iShares MSCI EAFE ETF	892,733	0.4
5,600	SPDR S&P 500 ETF Trust	1,828,624	0.7

	Total Exchange-Traded Funds
	(Cost $2,828,779)	2,721,357	1.1

	Total Long-Term Investments
	(Cost $234,926,150)	244,354,168	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.4%
	Repurchase Agreements: 0.3%
611,366	(4) Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $611,371, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $623,593, due 10/31/20-08/20/70)
	(Cost $611,366)	611,366	0.3

See Accompanying Notes to Financial Statements

24

Voya Global High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
352,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
	(Cost $352,000)	352,000	0.1

	Total Short-Term Investments
	(Cost $963,366)	963,366	0.4

	Total Investments in Securities (Cost $235,889,516)	$ 245,317,534	100.1
	Liabilities in Excess of Other Assets	(248,569)	(0.1)
	Net Assets	$ 245,068,965	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

25

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.7%
		Australia: 7.9%
7,420		Adairs Ltd.	$ 19,814	0.0
14,350		Adelaide Brighton Ltd.	28,523	0.0
12,338		Ansell Ltd.	348,882	0.3
16,551		Appen Ltd.	376,973	0.3
221,876		Aurelia Metals Ltd.	72,854	0.1
31,681		Austal Ltd.	60,411	0.0
47,824		Bapcor Ltd.	257,760	0.2
5,273		Base Resources Ltd.	871	0.0
434,913		Beach Energy Ltd.	360,637	0.3
25,848		Beacon Lighting Group Ltd.	26,817	0.0
96,121		BlueScope Steel Ltd.	992,802	0.8
111,807		Boral Ltd.	358,040	0.3
52,260		Charter Hall Group	453,121	0.4
150,198		Cleanaway Waste Management Ltd.	216,528	0.2
28,339		Codan Ltd./Australia	235,318	0.2
32,332		CSR Ltd.	100,091	0.1
97,241	(1)	Dacian Gold Ltd.	24,383	0.0
81,945		Data#3 Ltd.	359,641	0.3
59,860	(1)	Deterra Royalties Ltd.	165,357	0.2
267,221		Estia Health Ltd.	249,854	0.2
156,949	(1)	Horizon Oil Ltd.	5,743	0.0
59,860		Iluka Resources Ltd.	216,915	0.2
122,226	(1)	Image Resources NL	16,352	0.0
17,529		JB Hi-Fi Ltd.	585,739	0.5
128,714		Jupiter Mines Ltd.	25,775	0.0
37,232		MACA Ltd.	21,563	0.0
115,297		Macmahon Holdings Ltd.	19,420	0.0
1,462		Magellan Financial Group Ltd.	56,665	0.0
8,116		McMillan Shakespeare Ltd.	53,388	0.0
47,456		McPherson's Ltd.	75,694	0.1
28,388	(2)	Midway Ltd.	21,172	0.0
84,112		Mineral Resources Ltd.	1,476,988	1.2
57,402		OM Holdings Ltd.	12,754	0.0
36,207		OZ Minerals Ltd.	378,232	0.3
28,752		Pendal Group Ltd.	130,807	0.1
323,419		Perenti Global Ltd.	237,839	0.2
331,858	(1)	Perseus Mining Ltd.	287,018	0.2
66,746		Regis Healthcare Ltd.	48,392	0.0
53,670		Regis Resources Ltd.	157,528	0.1
96,708		Reliance Worldwide Corp. Ltd.	279,170	0.2
79,657	(1)	RPMGlobal Holdings Ltd.	60,462	0.1
14,631		Sandfire Resources Ltd.	45,530	0.0
14,722		Servcorp Ltd.	25,638	0.0
19,659		Seven Group Holdings Ltd.	268,441	0.2
99,003		Shopping Centres Australasia Property Group	161,527	0.1
91,195	(1)	Sigma Healthcare Ltd.	34,033	0.0
260,454	(1)	Silver Lake Resources Ltd.	390,035	0.3
9,920		Sims Metal Management Ltd.	66,711	0.1
116,245		Vita Group Ltd.	81,191	0.1
40,535		Western Areas Ltd.	54,764	0.0
		10,004,163		7.9

		Austria: 0.3%
10,642		Andritz AG	358,917	0.3
1,877		Palfinger AG	43,446	0.0
600		UBM Development AG	18,798	0.0
2,867		Zumtobel AG	16,027	0.0
		437,188		0.3

		Azerbaijan: 0.0%
14,821		Anglo Asian Mining PLC	22,657	0.0

		Belgium: 0.4%
13,019	(1)	AGFA-Gevaert NV	49,500	0.0
3,170	(1),(2)	Akka Technologies	57,951	0.1
2,788	(1)	bpost SA	24,706	0.0
2,052		Ion Beam Applications	26,814	0.0
375		Melexis NV	28,545	0.0
9,904		Warehouses De Pauw CVA	331,815	0.3
		519,331		0.4

		Canada: 7.3%
4,008		AirBoss of America Corp.	53,849	0.0
59,010		B2Gold Corp.	379,581	0.3
5,400		Bird Construction, Inc.	25,859	0.0
200		Bridgemarq Real Estate Services	2,103	0.0
14,698		BRP, Inc.	793,866	0.6
6,613		Canadian Apartment Properties REIT	212,591	0.2
11,027		Canadian Western Bank	202,778	0.2
26,600	(1)	Canfor Corp.	322,642	0.3
5,900		Canfor Pulp Products, Inc.	19,928	0.0
18,700		CanWel Building Materials Group Ltd.	85,619	0.1
232,852	(1)	Capstone Mining Corp.	291,873	0.2
10,900	(1)	Celestica, Inc.	64,060	0.1
2,369	(1)	Cipher Pharmaceuticals, Inc.	1,760	0.0
2,025		Cogeco, Inc.	121,108	0.1
3,928	(1)	Descartes Systems Group, Inc./The	210,625	0.2
7,050		DREAM Unlimited Corp.	93,450	0.1
10,000		Enghouse Systems Ltd.	496,210	0.4
2,608		Exco Technologies Ltd.	13,898	0.0
3,600	(1)	EXFO, Inc.	9,241	0.0
30,208	(1)	Fortuna Silver Mines, Inc.	199,754	0.2
3,800		H&R Real Estate Investment Trust	29,207	0.0
4,400		Hardwoods Distribution, Inc.	78,964	0.1
33,857		High Arctic Energy Services, Inc.	18,297	0.0
84,800		HudBay Minerals, Inc.	382,532	0.3
8,345		iA Financial Corp., Inc.	290,757	0.2
6,500	(1)	IBI Group, Inc.	31,127	0.0
1,532		Information Services Corp.	21,549	0.0
25,000	(1)	Interfor Corp.	281,656	0.2
3,199		Intertape Polymer Group, Inc.	36,377	0.0
400		Lassonde Industries, Inc.	45,635	0.0
4,600		Leon's Furniture Ltd.	64,185	0.1
5,200		Linamar Corp.	169,977	0.1
52,000		Lucara Diamond Corp.	17,759	0.0

See Accompanying Notes to Financial Statements

26

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

18,447		Maple Leaf Foods, Inc.	335,903	0.3
800		Morguard Corp.	57,795	0.1
37,800		Mullen Group Ltd.	254,213	0.2
1,856		Neo Performance Materials, Inc.	16,215	0.0
32,200		Nexus Real Estate Investment Trust	38,912	0.0
1,200		North West Co., Inc./The	29,588	0.0
14,623		Northland Power, Inc.	472,945	0.4
6,277		Pan American Silver Corp.	199,481	0.2
27,133	(1)	Parex Resources, Inc.	264,141	0.2
6,300		Pizza Pizza Royalty Corp.	39,342	0.0
2,075	(1)	Points International Ltd.	21,057	0.0
2,692		Polaris Infrastructure, Inc.	25,661	0.0
25,570	(1)	Precision Drilling Corp.	17,849	0.0
30,114	(1)	Real Matters, Inc.	525,972	0.4
27,700	(1)	Roxgold, Inc.	35,969	0.0
1,118		Russel Metals, Inc.	14,878	0.0
11,818		Stantec, Inc.	339,381	0.3
5,808		Stella-Jones, Inc.	189,023	0.2
2,900		Sylogist Ltd.	21,440	0.0
137,466	(1)	Taseko Mines Ltd.	128,627	0.1
9,856		TFI International, Inc.	438,834	0.4
12,100		Transcontinental, Inc.	143,315	0.1
49,076	(1)	TransGlobe Energy Corp.	18,914	0.0
33,439		Tricon Residential, Inc.	274,580	0.2
2,400		Uni-Select, Inc.	10,971	0.0
5,400		VersaBank	26,710	0.0
800		Winpak Ltd.	24,715	0.0
7,270	(1)	Xenon Pharmaceuticals, Inc.	70,664	0.1
32,897		Yamana Gold, Inc. (CAD)	182,967	0.1
			9,288,879	7.3

		China: 1.7%
185,000		361 Degrees International Ltd.	22,715	0.0
100,000		Chaowei Power Holdings Ltd.	34,419	0.0
10,276		China Yuchai International Ltd.	179,111	0.2
2,118	(1)	CooTek Cayman, Inc. ADR	9,319	0.0
34,200	(1)	Dutech Holdings Ltd.	6,523	0.0
142,000	(1)	Ever Reach Group Holdings Co. Ltd.	17,767	0.0
27,663		FinVolution Group ADR	56,156	0.1
114,000		FriendTimes, Inc.	33,943	0.0
301,000	(1)	Goodbaby International Holdings Ltd.	38,319	0.1
1,087,897		Greenland Hong Kong Holdings Ltd.	353,665	0.3
147,000		Henan Jinma Energy Co. Ltd. - H Shares	49,300	0.0
160,000	(1)	Hilong Holding Ltd.	3,312	0.0
6,834	(1)	Leju Holdings Ltd. ADR	16,675	0.0
89,000		Pacific Online Ltd.	12,169	0.0
218,000	(1)	Sinosoft Technology Group Ltd.	32,681	0.0
116,000		Ten Pao Group Holdings Ltd.	17,493	0.0
360,000		Towngas China Co. Ltd.	163,521	0.2
1,626,000		West China Cement Ltd.	241,660	0.2
38,932		Xingfa Aluminium Holdings Ltd.	38,669	0.0
319,000	(1)	Xiwang Special Steel Co. Ltd. - H Shares	17,134	0.0
138,000		Zengame Technology Holding Ltd.	20,836	0.0
1,354,300		Zhejiang Yankon Group Co. Ltd. - A Shares	795,882	0.6
			2,161,269	1.7

		Czech Republic: 0.2%
37,602	(3)	Avast PLC	231,075	0.2

		Denmark: 1.6%
1,450	(1)	ALK-Abello A/S	485,160	0.4
8,556	(1),(2)	Bavarian Nordic A/S	226,872	0.2
49,826	(1)	Columbus A/S	63,930	0.0
2,323		D/S Norden	33,032	0.0
5,130		GN Store Nord A/S	369,345	0.3
4,469	(1)	Matas A/S	49,920	0.1
3,529	(1),(3)	Netcompany Group A/S	293,525	0.2
238		North Media A/S	2,390	0.0
2,414		Pandora A/S	191,501	0.2
341		Per Aarsleff Holding A/S	13,044	0.0
2,150		Royal Unibrew A/S	209,645	0.2
1,038		Solar A/S	49,205	0.0
26		Sparekassen Sjaelland-Fyn AS	329	0.0
			1,987,898	1.6

		Finland: 1.3%
1,202		Alma Media Oyj	10,694	0.0
580		Atria PLC	6,272	0.0
284	(1)	BasWare Oyj	12,271	0.0
3,554		Digia Oyj	28,354	0.0
1,730		eQ Oyj	27,222	0.0
1,668		Fiskars OYJ Abp	25,023	0.0
11,042	(1)	F-Secure Oyj	45,116	0.0
775		Gofore Oyj	11,896	0.0
3,185		Harvia Oyj	63,871	0.1
6,929		Kamux Corp.	74,880	0.1
15,342		Kemira OYJ	189,533	0.1
7,957		Metsa Board OYJ	66,761	0.1
32,209		Oriola Oyj	67,897	0.1
49,942		Metso Outotec Oyj	352,063	0.3
3,035		Rapala VMC Oyj	9,685	0.0
2,108		Scanfil Oyj	12,534	0.0
8,454		TietoEVRY Oyj	210,876	0.2
3,795		Tikkurila Oyj	60,704	0.0
14,537		Valmet OYJ	346,952	0.3
9,115		Verkkokauppa.com Oyj	53,079	0.0
			1,675,683	1.3

		France: 6.1%
5,112		AKWEL	92,453	0.1
4,867	(1)	Alstom SA	217,454	0.2
3,365		Arkema SA	329,566	0.3
3,172	(1)	Atos SE	216,697	0.2
397	(1)	Axway Software SA	9,298	0.0
3,060		BioMerieux	455,630	0.4
1,451		Boiron SA	64,892	0.1
5,282		CBO Territoria	20,736	0.0
678	(1)	Cegedim SA	17,609	0.0
895	(1)	Cellectis SA	14,220	0.0
876		Cie des Alpes	13,782	0.0
12,062	(1)	Criteo SA ADR	206,984	0.2
6,040	(1)	Eiffage SA	438,366	0.4
8,110	(1)	Faurecia SE	307,579	0.2
570		Focus Home Interactive S.A.	27,882	0.0
3,848		Gecina S.A.	477,701	0.4
121	(1)	Groupe Crit	7,441	0.0
1,154	(1)	Groupe Fnac	49,567	0.0

See Accompanying Notes to Financial Statements

27

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

125	(1)	Groupe Partouche SA	2,409	0.0
941		Guerbet	31,782	0.0
996	(1)	HEXAOM	34,791	0.0
1,118		Infotel SA	47,165	0.0
6,826		Ipsen SA	621,710	0.5
4,699	(1),(2)	Korian SA	132,382	0.1
5,228	(3)	La Francaise des Jeux SAEM	196,113	0.2
719		Le Noble Age	37,101	0.0
241		Manutan International	15,260	0.0
7,423	(1)	Nexans SA	360,478	0.3
731	(1)	PSB Industries SA	12,898	0.0
5,349		Publicis Groupe	185,836	0.2
4,152		Rubis SCA	136,517	0.1
435	(1)	Savencia SA	24,318	0.0
7,260	(1)	SCOR SE	176,310	0.1
1,780		SEB SA	289,273	0.2
338		Seche Environnement SA	13,624	0.0
2,112	(1)	SOITEC	299,609	0.2
5,146	(1)	Sopra Group SA	611,917	0.5
1,286	(1)	Synergie SA	38,192	0.0
1,332		Teleperformance	399,843	0.3
12,128	(1)	UbiSoft Entertainment	1,071,304	0.8
284		Vetoquinol SA	26,812	0.0
212	(1)	Virbac SA	49,331	0.1
			7,782,832	6.1

		Germany: 5.5%
34,798		Alstria Office REIT-AG	442,964	0.4
454		Atoss Software AG	63,463	0.1
3,628		Aurubis AG	232,095	0.2
2,569		Bechtle AG	441,139	0.4
434		Bertrandt AG	14,886	0.0
1,116		bet-at-home.com AG	40,571	0.0
4,844		Brenntag AG	309,610	0.2
2,434		Carl Zeiss Meditec AG	314,496	0.3
376	(1)	Centrotec SE	6,927	0.0
4,281		Cewe Stiftung & Co. KGAA	408,076	0.3
827	(1)	Deutsche Euroshop AG	10,445	0.0
11,697	(1)	Dialog Semiconductor PLC	445,934	0.4
6,693	(1),(3)	DWS Group GmbH & Co. KGaA	227,262	0.2
1,937		Elmos Semiconductor SE	42,840	0.0
18,727	(2)	Encavis AG	367,020	0.3
978	(1)	Formycon AG	37,484	0.0
3,468		Gerresheimer AG	348,617	0.3
1,072		GFT Technologies AG	11,538	0.0
128	(1)	GK Software SE	9,640	0.0
21,325	(1)	HelloFresh SE	1,139,537	0.9
2,981	(1)	Home24 SE	56,774	0.0
407		Hornbach Holding AG & Co. KGaA	39,201	0.0
501		Init Innovation In Traffic Systems AG	15,171	0.0
7,832		IVU Traffic Technologies AG	123,953	0.1
4,562		KION Group AG	355,474	0.3
5,842	(1)	Kloeckner & Co. SE	32,832	0.0
333		MBB SE	27,682	0.0
39		Paul Hartmann AG	14,989	0.0
2,991		Rheinmetall AG	218,593	0.2
278	(1)	Schaltbau Holding AG	7,676	0.0
1,068	(1)	Surteco SE	26,867	0.0
18,196		TAG Immobilien AG	536,227	0.4
4,216	(1)	Takkt AG	44,802	0.0
13,619	(1)	Trivago NV ADR	18,386	0.0
6,889		United Internet AG	241,587	0.2
2,404		Wacker Chemie AG	231,918	0.2
1,864	(1)	Westwing Group AG	57,181	0.1
708		Wuestenrot & Wuerttembergische AG	11,791	0.0
87	(1)	zooplus AG	13,983	0.0
			6,989,631	5.5

		Greece: 0.1%
4,561		Athens Water Supply & Sewage Co. SA	35,324	0.0
3,486		European Reliance General Insurance Co. SA	15,741	0.0
8,106	(1)	Fourlis Holdings SA	31,300	0.1
			82,365	0.1

		Hong Kong: 2.5%
275,524		Build King Holdings Ltd.	28,541	0.0
140,146	(1)	China Billion Resources Ltd.	1,989	0.0
1,470,000		China Merchants Land Ltd.	213,240	0.2
80,000		Computer & Technologies Holdings Ltd.	23,960	0.0
145,703		Computime Group Ltd.	6,320	0.0
814,000		Fountain SET Hldgs	94,896	0.1
66,000		FSE Services Group Ltd.	29,148	0.0
2,348,000		Gemdale Properties & Investment Corp. Ltd.	364,672	0.3
489,465		Get Nice Holdings Ltd.	10,622	0.0
222,000		GDH Guangnan Holdings Ltd.	18,648	0.0
83,321		Hanison Construction Holdings Ltd.	10,229	0.0
103,200		HKR International Ltd.	39,219	0.0
238,000	(1)	Hop Fung Group Holdings Ltd.	7,214	0.0
90,000		Hung Hing Printing Group Ltd.	11,553	0.0
14,500		Johnson Electric Holdings Ltd.	30,002	0.0
436,726		K Wah International Holdings Ltd.	207,250	0.2
61,000		Kerry Logistics Network Ltd.	127,398	0.1
35,701		Lung Kee Bermuda Holdings	11,147	0.0
48,377		Million Hope Industries Holdings Ltd.	3,619	0.0
83,000		Modern Dental Group Ltd.	14,064	0.0
278,000	(1),(4)	Pacific Andes International Holdings Ltd.	–	–
328,000		PAX Global Technology Ltd.	190,616	0.2
118,000		Pico Far East Holdings Ltd.	17,090	0.0
23,500		Prinx Chengshan Cayman Holding Ltd.	25,463	0.0
23,000	(1)	Rich Goldman Holdings Ltd.	194	0.0
361,851		Road King Infrastructure	430,361	0.4
87,913	(1),(4)	S&C Engine Group Ltd.	–	–
24,490	(1)	SHK Hong Kong Industries Ltd.	376	0.0
15,500		Soundwill Holdings Ltd.	13,859	0.0
194,000	(1)	Summit Ascent Holdings Ltd.	22,273	0.0

See Accompanying Notes to Financial Statements

28

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

332,000		Sun Hung Kai & Co. Ltd.	129,166	0.1
21,056		Sunlight Real Estate Investment Trust	9,079	0.0
321,180		Tang Palace China Holdings Ltd.	28,978	0.0
189,000		Tao Heung Holdings Ltd.	20,255	0.0
130,500		Texhong Textile Group Ltd.	100,427	0.1
320,000		Texwinca Holdings Ltd.	48,566	0.1
4,210,000		Tongda Group Holdings Ltd.	228,785	0.2
542,000	(1)	Truly International Holdings Ltd.	61,757	0.1
296,000		United Laboratories International Holdings Ltd.	254,525	0.2
212,000		Vedan International Holdings Ltd.	19,689	0.0
40,000		Wai Kee Holdings Ltd.	19,142	0.0
132,000		Xinyi Glass Holding Co. Ltd.	289,877	0.2
			3,164,209	2.5

		India: 0.2%
3,651		eClerx Services Ltd.	34,229	0.0
25,620	(1),(4)	Geodesic Ltd.	–	–
7,335		Majesco Ltd.	91,444	0.1
2,091		MindTree Ltd.	37,552	0.0
31,263		NIIT Ltd.	59,057	0.1
9,321		Redington India Ltd.	16,323	0.0
21,379	(1),(4)	Varun Industries Ltd.	–	–
			238,605	0.2

		Indonesia: 0.0%
62,425		Mitrabara Adiperdana Tbk PT	9,604	0.0

		Ireland: 0.5%
1,810	(1)	Cimpress PLC	132,854	0.1
46,223		Dalata Hotel Group PLC - DHGI	130,223	0.1
37,899		UDG Healthcare PLC	356,215	0.3
			619,292	0.5

		Israel: 1.6%
61,393	(1)	Bezeq Israeli Telecommunication Corp., Ltd.	69,224	0.0
22,482	(1)	Camtek Ltd./Israel	396,582	0.3
425		Duniec Brothers Ltd.	11,060	0.0
12,424		Electra Consumer Products 1970 Ltd.	340,399	0.3
8,043	(1)	Inmode Ltd.	294,052	0.2
60,206		Israel Discount Bank Ltd.	168,520	0.1
145,196		Isramco Negev 2 L.P.	26,236	0.0
3,794	(1)	Kamada Ltd.	27,115	0.0
2,879		Kerur Holdings Ltd.	83,425	0.1
23,554		Mizrahi Tefahot Bank Ltd.	459,308	0.4
2,883	(1)	Naphtha Israel Petroleum Corp. Ltd.	11,250	0.0
5,721	(1)	Perion Network Ltd.	39,675	0.0
1,149	(1)	Silicom Ltd.	42,754	0.1
1,757	(1)	Taro Pharmaceuticals Industries, Ltd.	103,013	0.1
			2,072,613	1.6

		Italy: 3.3%
17,890		ACEA SpA	355,184	0.3
7,249	(1)	Amplifon S.p.A.	263,556	0.2
18,469	(1)	Arnoldo Mondadori Editore SpA	23,797	0.0
31,121		Azimut Holding S.p.A.	524,582	0.4
15,080	(1)	Banca Generali SpA	429,390	0.3
46,770		Banca Mediolanum SpA	319,537	0.2
7,496		BasicNet SpA	25,051	0.0
27,294		Buzzi Unicem SpA	590,580	0.5
6,008	(2)	Danieli & Co. Officine Meccaniche SpA	86,145	0.1
18,244		DeA Capital SpA	21,333	0.1
3,849	(1)	De'Longhi SpA	123,097	0.1
1,181		DiaSorin SpA	259,262	0.2
1,676	(1)	El.En. SpA	36,716	0.0
26,705	(1)	Elica SpA	79,278	0.1
12,867	(1)	Esprinet S.p.A.	109,412	0.1
6,289		Interpump Group SpA	237,544	0.2
400		Pharmanutra SpA	12,438	0.0
2,655	(1)	Ratti SpA	10,884	0.0
2,487		Reno de Medici SpA	2,684	0.0
3,395		Reply SpA	364,747	0.3
7,403		Servizi Italia SpA	17,675	0.0
75,529	(1)	Unipol Gruppo Finanziario SpA	275,496	0.2
			4,168,388	3.3

		Japan: 20.2%
58,900		AEON Financial Service Co., Ltd.	603,245	0.5
700		Aichi Tokei Denki Co., Ltd.	29,671	0.0
2,100		Aiphone Co., Ltd.	29,417	0.0
1,100		Ajis Co. Ltd.	31,293	0.0
18,000		Anritsu Corp.	394,064	0.3
500		Arata Corp.	24,299	0.0
900		Asahi Co., Ltd.	14,867	0.0
300		Asahi Kogyosha Co., Ltd.	8,062	0.0
3,700		Asia Pile Holdings Corp.	16,119	0.0
1,400		ASKA Pharmaceutical Co., Ltd.	17,659	0.0
7,500		ASKUL Corp.	288,047	0.2
3,300		Avant Corp.	34,441	0.0
6,000		Bando Chemical Industries Ltd.	32,753	0.0
4,400		BayCurrent Consulting, Inc.	569,317	0.5
1,500		Beenos, Inc.	23,123	0.0
12,200		Bell System24 Holdings, Inc.	184,134	0.2
2,200		Business Engineering Corp.	79,353	0.1
9,300		Capcom Co., Ltd.	508,632	0.4
1,600		Career Design Center Co. Ltd.	14,955	0.0
9,000		Chubu Shiryo Co., Ltd.	119,518	0.1
1,700		CMC Corp.	31,706	0.0
1,400		Contec Co. Ltd.	23,529	0.0
2,500		Corona Corp.	22,526	0.0
2,700		Daihatsu Diesel Manufacturing Co., Ltd.	10,405	0.0
6,300		Daihen Corp.	243,640	0.2
6,100		Daikoku Denki Co., Ltd.	53,269	0.1
5,715		Daitron Co., Ltd.	80,797	0.1
10,700		Denka Co., Ltd.	329,643	0.3
14,500		Dip Corp.	278,594	0.2
1,900		DMS, Inc.	24,208	0.0
9,900		Doshisha Co., Ltd.	182,163	0.2
22,382		DTS Corp.	435,308	0.4
20,100		EDION Corp.	197,981	0.2
15,700		Eiken Chemical Co., Ltd.	300,361	0.2

See Accompanying Notes to Financial Statements

29

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

1,500		Elematec Corp.	13,743	0.0
10,100		Exedy Corp.	127,331	0.1
1,200		Faith, Inc.	10,224	0.0
146,200		FIDEA Holdings Co., Ltd.	141,790	0.1
1,200		Foster Electric Co., Ltd.	13,805	0.0
2,100		Freund Corp.	13,805	0.0
17,700		Fuji Machine Manufacturing Co., Ltd.	355,840	0.3
1,400		Fuji Pharma Co. Ltd.	15,565	0.0
4,800		Fuji Soft, Inc.	256,731	0.2
7,900		Fujikura Kasei Co., Ltd.	35,837	0.0
55,000		Fujikura Ltd.	145,775	0.1
19,600		Fullcast Co., Ltd.	291,221	0.2
7,600	(1)	Funai Electric Co., Ltd.	31,721	0.0
4,400		Furusato Industries Ltd.	55,594	0.1
6,100		Fuso Chemical Co. Ltd.	208,373	0.2
1,000		Fuso Pharmaceutical Industries Ltd.	25,236	0.0
1,300		Gakken Holdings Co., Ltd.	17,561	0.0
19,800		GungHo Online Entertainment, Inc.	491,973	0.4
23,400		Gurunavi, Inc.	138,919	0.1
7,000		Higashi Nihon House Co. Ltd.	15,709	0.0
3,400		Hokko Chemical Industry Co. Ltd.	32,374	0.0
2,400		Honshu Chemical Industry Co. Ltd.	28,481	0.0
1,100		ID Holdings Corp.	14,222	0.0
5,200		IMAGICA GROUP, Inc.	18,904	0.0
23,600		Infocom Corp.	854,878	0.7
3,600		Intage Holdings, Inc.	33,036	0.0
8,400		Internet Initiative Japan, Inc.	375,820	0.3
538		Invincible Investment Corp.	171,977	0.1
14,800		Itoki Corp.	48,114	0.0
2,600		Iwaki & Co., Ltd.	12,593	0.0
11,800		Japan Lifeline Co. Ltd.	152,269	0.1
7,100		JBCC Holdings, Inc.	102,977	0.1
1,300		Jeol Ltd.	41,434	0.0
1,000		JFE Systems, Inc.	33,516	0.0
1,200		Joshin Denki Co., Ltd.	29,760	0.0
400		JUTEC Holdings Corp.	3,613	0.0
700		Kamei Corp.	7,070	0.0
9,300		Kanamoto Co., Ltd.	191,857	0.2
11,100		Keiyo Co., Ltd.	84,139	0.1
43		Kenedix Office Investment Corp.	248,701	0.2
2,100		Kimura Unity Co., Ltd.	20,634	0.0
14,000		Kintetsu World Express, Inc.	297,613	0.2
2,400		Kita-Nippon Bank Ltd.	43,759	0.0
7,900		Kohnan Shoji Co., Ltd.	269,753	0.2
100		Kohsoku Corp.	1,412	0.0
12,400		Kojima Co., Ltd.	82,151	0.1
1,900		Kokusai Co. Ltd.	14,730	0.0
8,700		Komeri Co., Ltd.	256,144	0.2
8,200		K's Holdings Corp.	104,721	0.1
1,800		KSK Co. Ltd./Inagi	35,818	0.0
7,600		Kumagai Gumi Co., Ltd.	175,660	0.1
9,900		KYORIN Holdings, Inc.	179,035	0.1
2,200		Kyowa Electronics Instruments Co. Ltd.	9,028	0.0
5,900		Kyowa Leather Cloth Co., Ltd.	35,283	0.0
3,900		Lasertec Corp.	337,821	0.3
6,800		Lintec Corp.	150,741	0.1
1,600		Marubun Corp.	7,417	0.0
6,900		Megachips Corp.	183,557	0.2
6,100		Meiwa Estate Co., Ltd.	25,675	0.0
4,500	(1)	MIMAKI ENGINEERING CO Ltd.	17,555	0.0
6,500		Mito Securities Co., Ltd.	13,536	0.0
1,100		Mitsubishi Research Institute, Inc.	39,882	0.0
100		Mitsui Matsushima Holdings Co., Ltd.	651	0.0
3,900		Morinaga Milk Industry Co., Ltd.	188,030	0.2
800		Morishita Jintan Co. Ltd.	14,878	0.0
1,900		Mutoh Holdings Co., Ltd.	27,251	0.0
4,400	(1)	Mynet, Inc.	46,980	0.0
1,300		Nadex Co., Ltd.	7,737	0.0
700		Nafco Co., Ltd.	15,392	0.0
3,300		Nakabayashi Co. Ltd.	19,344	0.0
12,900		Nakano Corp.	50,792	0.0
2,200		Narasaki Sangyo Co. Ltd.	43,549	0.0
11,000		NEC Networks & System Integration Corp.	190,744	0.2
10,800		Net One systems Co., Ltd.	322,905	0.3
3,700		Nichiha Corp.	107,815	0.1
8,500		Nichirei Corp.	214,190	0.2
4,653		Nichireki Co., Ltd.	75,037	0.1
20,300		Nikkiso Co., Ltd.	194,627	0.2
62		Nippon Accommodations Fund, Inc.	355,178	0.3
400		Nippon Chemiphar Co., Ltd.	9,788	0.0
2,100		Nippon Commercial Development Co. Ltd.	33,991	0.0
2,100		Nippon Systemware Co., Ltd.	41,337	0.0
142,000		Niraku GC Holdings, Inc.	4,488	0.0
7,100		Nishimatsuya Chain Co., Ltd.	115,453	0.1
58,700		Nissan Tokyo Sales Holdings Co., Ltd.	141,081	0.1
13,000		Nisshin Group Holdings Co. Ltd.	48,968	0.0
5,500		Nittetsu Mining Co., Ltd.	238,150	0.2
3,400		NJS Co. Ltd.	60,824	0.1
94,000		North Pacific Bank Ltd.	198,915	0.2
1,800		Onoken Co., Ltd.	20,041	0.0
11,700		Open House Co. Ltd.	398,410	0.3
1,000		Origin Co. Ltd.	13,050	0.0
2,800		Oyo Corp.	32,144	0.0
5,800		Paltac Corp.	324,264	0.3
16,000		Parker Corp.	66,085	0.1
1,800		Pasco Corp.	21,596	0.0
2,300		Pasona Group, Inc.	35,218	0.0
49,100		Penta-Ocean Construction Co., Ltd.	311,352	0.3
4,500		Poletowin Pitcrew Holdings, Inc.	39,203	0.0
100		Pronexus, Inc.	1,040	0.0
4,900		Relia, Inc.	55,754	0.1
46,800		Rengo Co., Ltd.	360,077	0.3
10,500		Resorttrust, Inc.	147,879	0.1
900		Rhythm Co. Ltd.	5,340	0.0
9,700		Ride On Express Holdings Co. Ltd.	210,017	0.2
1,000		Saison Information Systems Co. Ltd.	20,893	0.0
1,400		San Holdings, Inc.	15,488	0.0
4,500		San-Ai Oil Co., Ltd.	45,372	0.0
1,519		Sankyo Frontier Co. Ltd.	56,808	0.1

See Accompanying Notes to Financial Statements

30

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

5,500		Sankyu, Inc.	197,019	0.2
24,600		Sanwa Holdings Corp.	280,610	0.2
6,800		Sawai Pharmaceutical Co., Ltd.	327,757	0.3
3,300	(1)	Saxa Holdings, Inc.	43,793	0.0
900		Shibaura Electronics Co. Ltd.	19,895	0.0
1,800		Shibaura Mechatronics Corp.	51,938	0.0
10,700		Shiga Bank Ltd.	231,076	0.2
1,500		Shindengen Electric Manufacturing Co., Ltd.	28,586	0.0
22,500		Shinko Electric Industries	392,532	0.3
17,662		Shinsho Corp.	300,252	0.2
6,600		Ship Healthcare Holdings, Inc.	313,186	0.3
1,700	(1)	SK-Electronics Co., Ltd.	18,130	0.0
9,500		Softcreate Holdings Corp.	417,271	0.3
5,769		Soken Chemical & Engineering Co. Ltd.	77,939	0.1
6,900		Soliton Systems KK	125,067	0.1
2,400		Space Co. Ltd.	17,744	0.0
2,800		SPK Corp.	32,718	0.0
600		St. Marc Holdings Co., Ltd.	8,552	0.0
8,300		Starts Corp., Inc.	193,058	0.2
3,900		St-Care Holding Corp.	24,491	0.0
15,200		Sumitomo Forestry Co., Ltd.	239,439	0.2
45,500		Suruga Bank Ltd.	148,591	0.1
17,300		Sushiro Global Holdings Ltd.	469,634	0.4
4,200		Tachikawa Corp.	49,025	0.0
2,900		Taiho Kogyo Co., Ltd.	14,667	0.0
8,700		Taiyo Yuden Co., Ltd.	321,786	0.3
1,500		Takasago International Corp.	29,365	0.0
10,400		Takeuchi Manufacturing Co. Ltd.	226,647	0.2
1,200		Tanabe Consulting Co. Ltd.	15,863	0.0
3,500		Tanseisha Co., Ltd.	23,682	0.0
800		Techno Medica Co. Ltd.	12,376	0.0
13,900		TOA Road Corp.	477,348	0.4
33,100		Tochigi Bank Ltd.	57,288	0.1
15,700		Toda Corp.	89,683	0.1
2,700		Togami Electric Manufacturing Co. Ltd.	41,982	0.0
3,800		Toho Holdings Co., Ltd.	70,275	0.1
4,100		Sac's Bar Holdings, Inc.	21,270	0.0
31,300		Tokyo Steel Manufacturing Co., Ltd.	199,186	0.2
2,700		Tokyo Tekko Co., Ltd.	49,459	0.0
4,500		Tokyotokeiba Co., Ltd.	224,011	0.2
700		Tomen Devices Corp.	23,910	0.0
2,800		Tonami Holdings Co., Ltd.	150,279	0.1
9,900		Tosho Co. Ltd.	114,936	0.1
5,100		Towa Pharmaceutical Co., Ltd.	94,456	0.1
3,700		Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	39,138	0.0
20,900		Toyo Tire & Rubber Co., Ltd.	310,045	0.3
5,200		Uchida Yoko Co., Ltd.	256,678	0.2
2,400		UNIRITA, Inc.	45,226	0.0
10,500		Valor Holdings Co., Ltd.	258,667	0.2
5,500		Will Group, Inc.	40,935	0.0
6,200		World Holdings Co. Ltd.	125,847	0.1
4,400		Yaoko Co., Ltd.	311,441	0.3
14,676		Yuasa Trading Co., Ltd.	418,102	0.3
1,700		Zaoh Co. Ltd.	22,537	0.0
8,600		Zenkoku Hosho Co. Ltd.	339,166	0.3
			25,814,192	20.2

		Liechtenstein: 0.0%
407		VP Bank AG	46,073	0.0

		Luxembourg: 0.0%
98		Brederode SA	8,059	0.0

		Malaysia: 0.2%
57,500		AFFIN Bank Bhd	18,941	0.0
10,900		Allianz Malaysia Bhd	34,592	0.1
67,600	(1)	Deleum Bhd	7,742	0.0
128,700		I-Bhd	5,275	0.0
247,200	(1)	KSL Holdings BHD	27,389	0.0
64,245		Kumpulan Fima BHD	22,409	0.0
96,400		Lii Hen Industries BHD	92,361	0.1
13,432		Lingkaran Trans Kota Holdings Bhd	12,619	0.0
210,000		Media Chinese International Ltd.	7,314	0.0
82,400		MKH Bhd	23,581	0.0
			252,223	0.2

		Malta: 0.7%
11,342		Angler Gaming PLC	27,787	0.0
2,588	(1)	Kambi Group PLC	83,942	0.1
91,992		Kindred Group PLC	699,797	0.6
11,588	(1)	Media and Games Invest PLC	18,489	0.0
			830,015	0.7

		Mexico: 0.0%
37,119	(1)	Credito Real SAB de CV SOFOM ER	19,249	0.0

		Monaco: 0.3%
13,533	(1)	Endeavour Mining Corp.	331,951	0.3

		Netherlands: 3.4%
1,225	(1)	Argenx SE	305,688	0.2
4,997		ASM International NV	713,724	0.6
31,287		ASR Nederland NV	949,416	0.7
3,626		BE Semiconductor Industries NV	146,104	0.1
9,755	(1)	Brunel International NV	69,189	0.1
5,930		Eurocommercial Properties NV	64,732	0.1
4,750	(3)	Euronext NV	494,576	0.4
6,243	(3)	Flow Traders	204,631	0.2
1,042	(1)	Hunter Douglas NV	60,436	0.0
12,524	(3)	Intertrust NV	194,183	0.2
1,562	(1),(3)	Just Eat Takeaway.com NV	173,766	0.1
3,416	(1)	Kendrion NV	61,320	0.0
56,522	(1)	Koninklijke BAM Groep NV	70,045	0.1
653		Nedap N.V.	33,931	0.0
10,253	(1),(3)	Signify NV	363,932	0.3
3,404	(1)	Randstad NV	169,847	0.1
16,724		SBM Offshore NV	270,262	0.2
478,561	(1),(2),(4)	SNS Reaal NV	–	–
			4,345,782	3.4

See Accompanying Notes to Financial Statements

31

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

		New Zealand: 0.2%
6,030	(1)	AFT Pharmaceuticals Ltd.	19,922	0.0
6,587	(1)	Fletcher Building Ltd.	17,896	0.0
67,584		NZX Ltd.	76,816	0.1
13,605		PGG Wrightson Ltd.	26,551	0.0
32,962		Skellerup Holdings Ltd.	67,108	0.1
18,851	(1)	Vista Group International Ltd.	18,757	0.0
1,728		Z Energy Ltd.	3,229	0.0
			230,279	0.2

		Norway: 0.4%
4,802	(1)	Atea ASA	55,794	0.1
413		Bouvet ASA	25,302	0.0
14,292	(3)	Entra ASA	186,839	0.2
183		Medistim ASA	3,982	0.0
6,351		Selvaag Bolig ASA	31,633	0.0
1,938		Sparebank 1 Nord Norge	12,972	0.0
5,724		SpareBank 1 SMN	49,378	0.0
28,146		Sparebanken Vest	180,237	0.1
			546,137	0.4

		Philippines: 0.0%
31,770		Ginebra San Miguel, Inc.	29,973	0.0
88,200		Lopez Holdings Corp.	4,683	0.0
			34,656	0.0

		Poland: 0.1%
400		Amica Wronki SA	14,158	0.0
2,061		Asseco South Eastern Europe SA	19,900	0.0
102		Neuca SA	13,529	0.0
317	(1)	Stalprodukt SA	12,618	0.0
427		TEN Square Games SA	68,273	0.1
			128,478	0.1

		Portugal: 0.0%
5,397		Semapa-Sociedade de Investimento e Gestao	40,562	0.0

		Singapore: 1.6%
96,400		AEM Holdings Ltd.	238,618	0.2
3,802		Boustead Singapore Ltd.	1,950	0.0
76,300		China Aviation Oil Singapore Corp. Ltd.	51,388	0.0
233,582		China Sunsine Chemical Holdings Ltd.	67,566	0.1
162,600		CSE Global Ltd.	52,019	0.0
352,400		Frasers Logistics & Commercial Trust	317,772	0.2
102,900		Frencken Group Ltd.	71,283	0.1
8,000		Hanwell Holdings Ltd.	1,674	0.0
144,800		Hi-P International Ltd.	128,153	0.1
9		Ho Bee Land Ltd.	15	0.0
52,964		Hong Leong Asia Ltd.	18,273	0.0
775,000		IGG, Inc.	838,930	0.7
13,600		Lian Beng Group Ltd.	3,925	0.0
16,300		Penguin International Ltd.	4,904	0.0
49,300		Riverstone Holdings Ltd.	137,344	0.1
63,300		Sheng Siong Group Ltd.	77,369	0.1
83,600		Sing Holdings Ltd.	22,359	0.0
13,300		Sing Investments & Finance Ltd.	11,538	0.0
9,400		Sunningdale Tech Ltd.	10,688	0.0
78,392		Tai Sin Electric Ltd.	17,225	0.0
83,500		Tiong Woon Corp. Holding Ltd.	24,150	0.0
			2,097,143	1.6

		South Africa: 0.2%
156,431		Alviva Holdings Ltd.	66,326	0.1
46,167	(1)	ArcelorMittal South Africa Ltd.	997	0.0
10,764	(1)	DataTec Ltd.	14,558	0.0
54,865		Hyprop Investments Ltd.	67,731	0.1
24,702	(1)	Metair Investments Ltd.	25,044	0.0
42,648		Sylvania Platinum Ltd.	35,471	0.0
			210,127	0.2

		South Korea: 4.9%
7,124	(1)	Actoz Soft Co. Ltd.	67,145	0.1
432		Asia Holdings Co., Ltd.	30,067	0.0
4,771		BNG Steel Co. Ltd.	30,910	0.0
1,548		Chong Kun Dang Pharmaceutical Corp.	209,280	0.2
545		Cuckoo Holdings Co. Ltd.	44,024	0.0
14,163		Daewon San Up Co. Ltd.	72,112	0.1
2,425		Dong Ah Tire & Rubber Co. Ltd.	47,274	0.0
1,145		Dongil Industries Co. Ltd.	69,684	0.1
4,362		Douzone Bizon Co. Ltd.	384,580	0.3
8,989		Echo Marketing, Inc.	189,430	0.2
1,300		Fursys, Inc.	33,799	0.0
16,456		Global Standard Technology Co. Ltd.	219,457	0.2
1,310		GS Home Shopping, Inc.	160,747	0.1
3,558	(1)	Hancom, Inc.	54,074	0.0
13,328		Hite Jinro Co. Ltd.	395,771	0.3
3,114		HwaSung Industrial Co. Ltd.	33,038	0.0
2,040		IDIS Holdings Co. Ltd.	23,553	0.0
5,550		JB Financial Group Co. Ltd.	25,074	0.0
7,628		Jeju Bank	21,258	0.0
2,882	(1)	JoyCity Corp.	56,241	0.1
6,096		Korea Asset In Trust Co. Ltd.	19,882	0.0
531		KPX Chemical Co. Ltd.	22,520	0.0
10,813	(1)	KT Hitel Co. Ltd.	47,659	0.0
7,798		KT Skylife Co. Ltd.	65,483	0.1
2,451		Kyeryong Construction Industrial Co., Ltd.	44,608	0.0
3,470		LEADCORP, Inc./The	21,054	0.0
1,996		LF Corp.	25,854	0.0
24,045		LG HelloVision Co. Ltd.	80,890	0.1
6,621		LG International Corp.	90,778	0.1
2,871		LOTTE Himart Co. Ltd.	78,001	0.1
3,250		Maeil Dairies Co. Ltd.	190,854	0.2
145		Mi Chang Oil Industrial Co. Ltd.	8,031	0.0
3,955		Namhae Chemical Corp.	27,747	0.0
14,530	(1)	Neowiz	269,759	0.2
6,234		Nice Information & Telecommunication, Inc.	127,883	0.1
27,132		Partron Co. Ltd.	233,568	0.2
3,422		S&T Dynamics Co., Ltd.	15,755	0.0
613	(1)	Sam Jung Pulp Co. Ltd.	15,395	0.0
8,006		Sam Young Electronics Co. Ltd.	55,267	0.1
3,844		Sambo Corrugated Board Co. Ltd.	28,405	0.0
16,357	(1)	Samsung Engineering Co. Ltd.	171,035	0.1
539		SeAH Steel Corp.	21,392	0.0
4,128		Seegene, Inc.	945,357	0.7

See Accompanying Notes to Financial Statements

32

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

7,327		Seoul Semiconductor Co. Ltd.	113,373	0.1
7,219		SFA Engineering Corp.	232,975	0.2
2,737	(1)	Soulbrain Co. Ltd./New	524,388	0.4
126		Taekwang Industrial Co. Ltd.	79,318	0.1
2,120		Ubiquoss, Inc.	56,916	0.1
6,494		Union Semiconductor Equipment & Materials Co. Ltd.	38,488	0.0
2,471		Visang Education, Inc.	13,911	0.0
2,954		Coway Co. Ltd.	180,881	0.1
82,316		Woongjin Thinkbig Co., Ltd.	187,363	0.2
2,166		Yoosung Enterprise Co. Ltd.	5,166	0.0
			6,207,474	4.9

		Spain: 1.8%
5,964		Almirall SA	63,790	0.1
23,681	(1)	Applus Services SA	185,623	0.2
7,585		Atlantica Yield plc	223,681	0.2
42,089		Bankinter S.A.	158,176	0.1
14,673		Cia de Distribucion Integral Logista Holdings SA	247,730	0.2
101,419		Faes Farma SA	382,205	0.3
26,212		Merlin Properties Socimi SA	176,434	0.1
7,389		Naturhouse Health SAU	10,029	0.0
4,749		Pharma Mar SA	637,537	0.5
2,575		Viscofan SA	173,790	0.1
			2,258,995	1.8

		Sweden: 5.3%
3,756		Beijer Alma AB	48,998	0.0
2,530		Bergman & Beving AB	22,757	0.0
39,092		Betsson AB	297,862	0.2
2,526	(1)	Bilia AB	33,600	0.0
5,335		BioGaia AB	253,159	0.2
48,914	(1)	Bonava AB	380,124	0.3
5,180	(1)	Boule Diagnostics AB	29,352	0.0
270,332		Bredband2 i Skandinavien AB	49,791	0.0
5,373	(1)	Bufab AB	80,066	0.1
9,272	(1)	Clas Ohlson AB	82,041	0.1
25,263	(1),(3)	Dometic Group AB	273,080	0.2
6,300	(1)	Doro AB	29,417	0.0
4,699	(1)	Ferronordic AB	78,155	0.1
10,068		G5 Entertainment AB	445,427	0.4
57,558		Getinge AB	1,126,985	0.9
39,250	(1)	GHP Specialty Care AB	87,302	0.1
14,498	(1)	Haldex AB	59,094	0.0
13,206	(1)	Humana AB	78,542	0.1
10,089	(1)	Inwido AB	106,761	0.1
11,892	(1)	KNOW IT AB	324,750	0.2
9,087	(1)	Mekonomen AB	88,121	0.1
1,133	(1)	Nederman Holding AB	15,249	0.0
33,084	(1)	Nobia AB	199,411	0.2
5,836	(1)	Nordic Entertainment Group AB	208,333	0.2
3,549		Paradox Interactive AB	109,988	0.1
22,443	(1)	Peab AB	207,710	0.2
56,831		Ratos AB	207,054	0.2
5,165	(1),(2)	RaySearch Laboratories AB	43,723	0.0
15,770	(1)	Recipharm AB	253,943	0.2
163,080		Rottneros AB	146,201	0.1
7,916	(1)	Scandi Standard AB	53,594	0.0
4,390		Sectra AB	267,484	0.2
1,573		SkiStar AB	17,632	0.0
4,629	(1)	Stillfront Group AB	544,017	0.4
3,467		SwedenCare AB	85,327	0.1
899	(1)	Systemair AB	25,243	0.0
2,024		Tethys Oil AB	8,450	0.0
832	(1)	VBG Group AB	13,078	0.0
4,725	(1)	Volati AB	36,049	0.0
18,922		Wihlborgs Fastigheter AB	341,059	0.3
			6,758,929	5.3

		Switzerland: 6.3%
26,380	(1),(2)	AC Immune SA	127,152	0.1
13,159		Adecco Group AG	645,238	0.5
2,577	(1)	Ascom Holding AG	30,897	0.0
1,506	(1)	Basilea Pharmaceutica AG	73,165	0.1
652		Bucher Industries AG	251,360	0.2
558		Burkhalter Holding AG	35,880	0.0
448	(1)	Calida Holding AG	13,393	0.0
21	(1)	Carlo Gavazzi Holding AG	3,436	0.0
5,763	(1)	Cavotec SA	11,997	0.0
1,498		Cembra Money Bank AG	166,433	0.1
7,632		Coca-Cola HBC AG	173,363	0.2
145		Forbo Holding AG	222,009	0.2
1,353		Helvetia Holding AG	106,093	0.1
623		Implenia AG	12,496	0.0
9,188		Julius Baer Group Ltd.	408,914	0.3
14,342		Logitech International SA	1,206,538	1.0
17		Metall Zug AG	21,007	0.0
2,028	(1)	Mikron Holding AG	10,281	0.0
47		Phoenix Mecano AG	21,348	0.0
3,498		PSP Swiss Property AG	422,999	0.3
2,486	(1)	Sonova Holding AG - Reg	590,097	0.5
3,629		Sulzer AG	265,615	0.2
1,237		Swiss Life Holding AG	416,113	0.3
3,025		Swissquote Group Holding SA	240,873	0.2
3,900		Tecan Group AG	1,850,662	1.5
878		u-blox Holding AG	44,137	0.0
5,168		Vontobel Holding AG	317,157	0.3
170	(1)	V-ZUG Holding AG	12,947	0.0
6,789	(1),(3)	Wizz Air Holdings Plc	281,057	0.2
			7,982,657	6.3

		Taiwan: 2.6%
20,363		Airmate Cayman International Co. Ltd.	16,406	0.0
22,062		Apacer Technology, Inc.	28,115	0.0
202,000		Cheng Uei Precision Industry Co., Ltd.	285,843	0.2
88,000		ChipMOS Technologies, Inc.	86,726	0.1
75,200		Coretronic Corp.	90,119	0.1
59,000	(1)	Elitegroup Computer Systems Co. Ltd.	35,005	0.0
21,000		Eson Precision Ind Co. Ltd.	24,649	0.0
71,000		Everlight Electronics Co., Ltd.	94,273	0.1
56,000		Faraday Technology Corp.	81,759	0.1
41,000		First Insurance Co. Ltd./The	18,498	0.0
115,000		General Interface Solution Holding Ltd.	457,296	0.4
20,000		Generalplus Technology, Inc.	23,960	0.0

See Accompanying Notes to Financial Statements

33

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

90,000		Gigabyte Technology Co., Ltd.	226,459	0.2
30,000		Global Mixed Mode Technology, Inc.	156,647	0.1
26,000		Greatek Electronics, Inc.	45,300	0.1
17,090		Hotung Investment Holdings Ltd.	17,942	0.0
15,000		IEI Integration Corp.	23,064	0.0
31,000		Infortrend Technology, Inc.	13,078	0.0
1,430,000		Innolux Corp.	496,337	0.4
17,000		Inventec Co., Ltd.	13,455	0.0
184,000		Kinsus Interconnect Technology Corp.	445,639	0.4
12,000		Lumax International Corp., Ltd.	26,443	0.0
21,000		Nishoku Technology, Inc.	75,090	0.1
40,606		FocalTech Systems Co. Ltd	72,781	0.1
26,860		President Securities Corp.	13,828	0.0
114,000		Sonix Technology Co. Ltd.	266,119	0.2
21,000		T3EX Global Holdings Corp.	28,210	0.0
29,000		Tong-Tai Machine & Tool Co. Ltd.	14,308	0.0
60,000		Tsann Kuen Enterprise Co., Ltd.	38,013	0.0
17,000		Well Shin Technology Co. Ltd.	26,974	0.0
49,000		Winstek Semiconductor Co. Ltd.	40,015	0.0
15,000		X-Legend Entertainment Co. Ltd.	30,681	0.0
			3,313,032	2.6

		Thailand: 0.0%
258,500		Asia Plus Group Holdings PCL	13,758	0.0
109,300		MC Group PCL	35,679	0.0
186		Thai Rayon PCL	129	0.0
			49,566	0.0

		Turkey: 0.0%
8,715		Dogus Otomotiv Servis ve Ticaret AS	17,636	0.0
7,962	(1)	Vestel Elektronik Sanayi ve Ticaret AS	15,766	0.0
6,901		Yeni Gimat Gayrimenkul Ortakligi AS	10,830	0.0
			44,232	0.0

		United Kingdom: 8.6%
137	(1)	4imprint Group PLC	3,673	0.0
6,951		888 Holdings PLC	24,156	0.0
537		Aptitude Software Group PLC	3,339	0.0
31,032	(3)	Auto Trader Group PLC	233,313	0.2
71,490		B&M European Value Retail SA	448,667	0.4
23,054		Brickability Group PLC	12,096	0.0
162,791	(1)	Cairn Energy PLC	293,146	0.3
87,880		Centamin PLC	141,334	0.1
2,399		Character Group PLC/The	10,054	0.0
5,609		Chesnara PLC	19,051	0.0
4,847	(1)	Codemasters Group Holdings PLC	26,109	0.0
29,032		Computacenter PLC	857,519	0.7
667		Craneware PLC	13,437	0.0
5,382		Cranswick PLC	224,350	0.2
9,468		Dixons Carphone PLC	11,802	0.0
34,498		Drax Group PLC	132,200	0.1
30,080		Eckoh PLC	25,914	0.0
25,332		Electrocomponents PLC	222,411	0.2
4,087		FDM Group Holdings PLC	52,766	0.0
14,872		Finsbury Food Group PLC	10,789	0.0
17,618		Future PLC	452,969	0.4
–	(1)	G4S PLC	–	–
18,610		Gamesys Group PLC	280,151	0.2
10,807		Gamma Communications PLC	233,809	0.2
1,962	(1)	Gear4Music Holdings PLC	15,759	0.0
52,698	(1)	Gem Diamonds Ltd.	25,089	0.0
3,406		Go-Ahead Group PLC	25,842	0.0
25,208	(1)	GVC Holdings PLC	315,783	0.3
590		Hargreaves Services PLC	1,574	0.0
2,445		Headlam Group PLC	8,426	0.0
40,080		Hikma Pharmaceuticals PLC	1,303,146	1.0
14,060		HomeServe PLC	201,500	0.2
12,794	(1)	Horizon Discovery Group PLC	14,718	0.0
24,620	(1)	IDOX PLC	15,820	0.0
17,150		IG Group Holdings PLC	169,245	0.1
20,245		IMI PLC	271,457	0.2
89,261	(1)	Indivior PLC	127,549	0.1
11,484		Intermediate Capital Group PLC	174,435	0.1
35,665	(1)	International Personal Finance PLC	26,521	0.0
46,449		Investec PLC - INVP - GBP	86,437	0.1
350		Judges Scientific PLC	24,485	0.0
91,872	(1)	Just Group PLC	50,153	0.0
111,019		LondonMetric Property PLC	310,402	0.2
62,676		Mcbride PLC	49,855	0.1
16,749	(1)	Micro Focus International PLC	46,999	0.0
295		Moneysupermarket.com Group PLC	932	0.0
3,239	(1)	Morgan Sindall PLC	46,280	0.0
4,385		Motorpoint group PLC	15,906	0.0
67,473	(1)	Ninety One PLC	181,383	0.1
5,743		Norcros PLC	12,946	0.0
61,137	(1)	OneSavings Bank PLC	243,873	0.2
2,963	(1)	Oxford Instruments Plc	60,946	0.1
30,578		Oxford Metrics PLC	29,316	0.0
40,963	(1)	Pagegroup PLC	189,773	0.2
9,945		PayPoint PLC	64,934	0.1
50,722		Pets at Home Group Plc	254,726	0.2
5,533	(1)	Playtech Ltd.	24,397	0.0
9,185		Polar Capital Holdings PLC	61,188	0.1
57,398		QinetiQ PLC	175,800	0.1
35,977		Rank Group PLC	42,001	0.0
754		Rathbone Brothers PLC	14,193	0.0
39,869		Reach PLC	54,257	0.0
63,832	(1)	Redrow PLC	344,159	0.3
908		Ricardo Plc	4,235	0.0
2,983		Robert Walters PLC	15,458	0.0
24,820	(1)	RPS Group PLC	16,302	0.0
46,046		Safestore Holdings PLC	479,340	0.4
53,522	(1)	Serco Group PLC	89,456	0.1

See Accompanying Notes to Financial Statements

34

Voya Multi-Manager International Small Cap Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

21,050	Speedy Hire PLC	14,382	0.0
113,481	Spirent Communications PLC	426,037	0.3
8,478	SThree PLC	27,019	0.0
72,231	Stock Spirits Group PLC	198,018	0.2
1,823	Stolt-Nielsen Ltd.	16,858	0.0
34,688	Tate & Lyle PLC	267,403	0.2
13,201	(1) Telit Communications PLC	22,882	0.0
9,541	Ultra Electronics Holdings PLC	232,791	0.2
21,328	(1) Unite Group PLC	230,167	0.2
59,251	(1) Vectura Group PLC	79,063	0.1
56,405	(1) XLMedia PLC	16,624	0.0
3,585	YouGov PLC	45,051	0.1
		10,996,346	8.6

	United States: 0.4%
13,800	(1) Atlantic Power Corp.	27,449	0.0
7,362	(1) Nova Measuring Instruments Ltd.	409,548	0.3
9,288	(1) Viemed Healthcare, Inc.	74,524	0.1
		511,521	0.4

	Total Common Stock
	(Cost $115,537,365)	124,513,360	97.7

EXCHANGE-TRADED FUNDS: 0.6%
19,401	Vanguard FTSE Developed Markets ETF	765,369	0.6

	Total Exchange-Traded Funds
	(Cost $816,976)	765,369	0.6

PREFERRED STOCK: 1.1%
	Brazil: 0.3%
14,900	Cia de Transmissao de Energia Eletrica Paulista	60,972	0.0
181,700	Usinas Siderurgicas de Minas Gerais SA Usiminas	343,263	0.3
		404,235	0.3

	Denmark: 0.0%
575	Brodrene A&O Johansen A/S	51,071	0.0

	Germany: 0.8%
7,874	(2) Draegerwerk AG & Co. KGaA	632,665	0.5
856	Einhell Germany AG	78,641	0.1
3,388	Jungheinrich AG	123,177	0.1
159	KSB SE & Co. KGaA	32,964	0.0
12,972	Schaeffler AG	78,991	0.1
180	STO AG	22,515	0.0
1,593	Villeroy & Boch AG	23,006	0.0
		991,959	0.8

	South Africa: 0.0%
776	Absa Bank Ltd.	22,449	0.0

	United Kingdom: 0.0%
689,436	(1) Mcbride PLC - B Shares	893	0.0

	Total Preferred Stock
	(Cost $1,385,645)	1,470,607	1.1

	Total Long-Term Investments
	(Cost $117,739,986)	126,749,336	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Repurchase Agreements: 1.4%
703,447	(5) Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $703,452, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $717,516, due 10/31/20-08/20/70)	703,447	0.6
1,000,000	(5) RBC Dominion Securities Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $1,000,007, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-5.000%, Market Value plus accrued interest $1,020,000, due 02/04/21-11/01/50)	1,000,000	0.8

	Total Repurchase Agreements
	(Cost $1,703,447)	1,703,447	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
421,770	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
	(Cost $421,770)	421,770	0.3

	Total Short-Term Investments
	(Cost $2,125,217)	2,125,217	1.7

	Total Investments in Securities (Cost $119,865,203)	$ 128,874,553	101.1
	Liabilities in Excess of Other Assets	(1,373,992)	(1.1)
	Net Assets	$ 127,500,561	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

35

Voya INTERNATIONAL High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.9%
		Australia: 7.4%
4,138		AGL Energy Ltd.	$36,268	0.4
918		ASX Ltd.	51,403	0.6
18,557		Aurizon Holdings Ltd.	49,207	0.6
14,176		AusNet Services	19,928	0.2
6,112		Australia & New Zealand Banking Group Ltd.	81,110	0.9
1,418		BHP Group Ltd.	33,992	0.4
4,057		Brambles Ltd.	27,362	0.3
1,323		Coca-Cola Amatil Ltd.	11,565	0.1
6,074		Fortescue Metals Group Ltd.	74,306	0.9
440		Macquarie Group Ltd.	39,230	0.5
22,516		Medibank Pvt Ltd.	42,266	0.5
1,650		Rio Tinto Ltd.	107,339	1.2
2,093		Wesfarmers Ltd.	67,749	0.8
			641,725	7.4

		Belgium: 0.9%
553		Etablissements Franz Colruyt NV	32,731	0.4
426		UCB S.A.	42,076	0.5
			74,807	0.9

		China: 0.7%
23,000		BOC Hong Kong Holdings Ltd.	63,882	0.7

		Denmark: 3.9%
428		Carlsberg A/S	54,194	0.6
431		Coloplast A/S	63,031	0.8
494		DSV PANALPINA A/S	80,147	0.9
1,929		Novo Nordisk A/S	123,004	1.4
240		Pandora A/S	19,039	0.2
			339,415	3.9

		Finland: 2.2%
745		Elisa OYJ	36,630	0.4
879		Kone Oyj	69,980	0.8
752		Orion Oyj	32,185	0.4
1,757		UPM-Kymmene OYJ	49,651	0.6
			188,446	2.2

		France: 7.3%
1,406		Bouygues SA	46,107	0.5
243		Cie Generale des Etablissements Michelin SCA	26,244	0.3
840		Danone	46,591	0.5
392		Dassault Systemes SE	66,840	0.8
604	(1)	Eiffage SA	43,836	0.5
3,932	(1)	Engie SA	47,556	0.6
56		Hermes International	52,141	0.6
422		Legrand S.A.	31,236	0.4
6,020		Orange SA	67,602	0.8
1,269		Sanofi	114,582	1.3
209		Schneider Electric SE	25,395	0.3
1,332	(1)	SCOR SE	32,348	0.4
613		Total SE	18,572	0.2
132		Vinci SA	10,426	0.1
			629,476	7.3

		Germany: 5.9%
49		Allianz SE	8,632	0.1
767		BASF SE	41,999	0.5
130		Beiersdorf AG	13,612	0.2
430		Deutsche Boerse AG	63,362	0.7
1,910		Deutsche Post AG	84,685	1.0
5,493		Deutsche Telekom AG	83,486	1.0
412		GEA Group AG	13,721	0.2
355		LEG Immobilien AG	47,979	0.5
162		Muenchener Rueckversicherungs-Gesellschaft AG	37,969	0.4
355		Siemens AG	41,647	0.5
177	(1)	Siemens Energy AG	3,876	0.0
389		Symrise AG	47,968	0.5
8,855		Telefonica Deutschland Holding AG	22,335	0.3
			511,271	5.9

		Hong Kong: 3.8%
1,800		ASM Pacific Technology Ltd.	18,152	0.2
4,000		CK Hutchison Holdings Ltd.	24,160	0.3
5,500		CK Infrastructure Holdings Ltd.	25,945	0.3
7,000		CLP Holdings Ltd.	64,502	0.8
22,000		HKT Trust / HKT Ltd.	28,452	0.3
600		Jardine Matheson Holdings Ltd.	26,595	0.3
5,800		Link REIT	44,265	0.5
8,500		MTR Corp.	42,120	0.5
23,000		PCCW Ltd.	13,837	0.2
7,000		Power Assets Holdings Ltd.	36,048	0.4
			324,076	3.8

		Ireland: 0.3%
836		CRH PLC	29,253	0.3

		Israel: 0.9%
7,892		Bank Leumi Le-Israel BM	37,195	0.4
3,726		ICL Group Ltd.	13,518	0.2
4,961		Israel Discount Bank Ltd.	13,886	0.2
504		Mizrahi Tefahot Bank Ltd.	9,828	0.1
			74,427	0.9

		Italy: 4.4%
4,827		Assicurazioni Generali S.p.A.	64,750	0.7
3,743		Enel S.p.A.	29,759	0.3
5,266		ENI S.p.A.	36,889	0.4
157		Ferrari NV	28,007	0.3
3,679	(1)	FinecoBank Banca Fineco SpA	50,512	0.6
39,230	(1)	Intesa Sanpaolo SpA	65,126	0.8
686		Recordati Industria Chimica e Farmaceutica SpA	35,565	0.4
11,854		Snam SpA	57,801	0.7
2,332		Terna Rete Elettrica Nazionale SpA	15,745	0.2
			384,154	4.4

		Japan: 26.8%
300		ABC-Mart, Inc.	15,217	0.2
3,100		Ajinomoto Co., Inc.	62,281	0.7

See Accompanying Notes to Financial Statements

36

Voya INTERNATIONAL High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

3,100		Astellas Pharma, Inc.	42,510	0.5
900		Benesse Holdings, Inc.	21,218	0.2
700		Calbee, Inc.	21,474	0.2
3,200		Canon, Inc.	55,700	0.6
200		Daikin Industries Ltd.	37,427	0.4
400		Denso Corp.	18,639	0.2
1,100		Electric Power Development Co., Ltd.	14,866	0.2
7,500		ENEOS Holdings, Inc.	25,307	0.3
600		Fuji Film Holdings Corp.	30,595	0.4
1,000		Hitachi Ltd.	33,704	0.4
500		Hoya Corp.	56,428	0.7
3,100		Itochu Corp.	74,457	0.9
1,000		Kamigumi Co., Ltd.	17,891	0.2
300		KDDI Corp.	8,116	0.1
1,400		Konami Holdings Corp.	54,794	0.6
500		Lawson, Inc.	22,973	0.3
3,000		LIXIL Group Corp.	65,143	0.8
700		McDonald's Holdings Co. Japan Ltd.	33,195	0.4
1,000		Medipal Holdings Corp.	17,826	0.2
700		MEIJI Holdings Co., Ltd.	50,715	0.6
4,900		Mitsubishi Chemical Holdings Corp.	27,578	0.3
2,700		Mitsubishi Corp.	60,241	0.7
1,900		Mitsubishi Heavy Industries Ltd.	40,822	0.5
500		Miura Co., Ltd.	23,557	0.3
1,300		MS&AD Insurance Group Holdings, Inc.	35,575	0.4
1,200		NEC Corp.	60,444	0.7
200		Nintendo Co., Ltd.	108,138	1.3
100		Nippon Shinyaku Co., Ltd.	7,146	0.1
2,200		Nippon Telegraph & Telephone Corp.	46,279	0.5
300		Nitori Co., Ltd.	61,667	0.7
2,800		NTT DoCoMo, Inc.	104,259	1.2
1,500		Olympus Corp.	28,716	0.3
300		Oracle Corp. Japan	29,982	0.3
2,700		Pan Pacific International Holdings Corp.	57,290	0.7
900		Santen Pharmaceutical Co., Ltd.	16,034	0.2
700		Secom Co., Ltd.	59,135	0.7
3,400		Seiko Epson Corp.	39,487	0.5
3,100		Sekisui House Ltd.	51,501	0.6
1,700		Seven & I Holdings Co., Ltd.	51,671	0.6
2,600		SG Holdings Co. Ltd.	62,713	0.7
1,000		Shionogi & Co., Ltd.	47,170	0.5
5,700		SoftBank Corp.	66,334	0.8
400		Sohgo Security Services Co., Ltd.	18,638	0.2
4,400		Sumitomo Corp.	48,138	0.6
2,400		Sumitomo Mitsui Financial Group, Inc.	66,437	0.8
800		Sundrug Co., Ltd.	29,705	0.3
400		Suzuken Co., Ltd.	14,440	0.2
1,800		Teijin Ltd.	27,572	0.3
500		Toyo Suisan Kaisha Ltd.	24,883	0.3
1,000		Trend Micro, Inc.	56,015	0.6
400		Tsuruha Holdings, Inc.	56,010	0.6
1,400		Welcia Holdings Co. Ltd.	54,826	0.6
2,400		Yamada Holdings Co. Ltd.	11,702	0.1
1,600		Yamato Holdings Co., Ltd.	42,353	0.5
			2,316,934	26.8

		Netherlands: 4.3%
1,701		Koninklijke Ahold Delhaize NV	46,634	0.5
426		Koninklijke DSM NV	68,129	0.8
4,860		Koninklijke KPN NV	13,126	0.2
442	(1)	Koninklijke Philips NV	20,472	0.2
960	(1)	Randstad NV	47,900	0.6
1,862		Unilever NV	104,968	1.2
851		Wolters Kluwer NV	68,902	0.8
			370,131	4.3

		New Zealand: 0.4%
406		Fisher & Paykel Healthcare Corp. Ltd.	9,392	0.1
8,978		Spark New Zealand Ltd.	26,644	0.3
			36,036	0.4

		Norway: 0.4%
3,402		Orkla ASA	32,114	0.4

		Singapore: 0.9%
6,800		Singapore Exchange Ltd.	43,128	0.5
22,100		Singapore Telecommunications Ltd.	32,852	0.4
			75,980	0.9

		Spain: 2.5%
1,696		Enagas	36,606	0.4
2,352		Endesa S.A.	63,102	0.7
2,375		Ferrovial SA - FERE	51,437	0.6
9,900		Mapfre SA	14,937	0.2
2,332		Red Electrica Corp. SA	41,077	0.5
1,266		Repsol SA	7,948	0.1
			215,107	2.5

		Sweden: 1.5%
1,220		Essity AB	35,311	0.4
443		Swedish Match AB	33,306	0.4
5,446		Telefonaktiebolaget LM Ericsson	60,802	0.7
			129,419	1.5

		Switzerland: 10.6%
53		EMS-Chemie Holding AG	46,618	0.5
1,350		LafargeHolcim Ltd.-CHF	57,941	0.7
869		Logitech International SA	73,106	0.9
2,385		Nestle SA	268,260	3.1
1,721		Novartis AG	134,105	1.6
604		Roche Holding AG	194,084	2.2
249		Schindler Holding AG - Part Cert	63,785	0.7
238		Zurich Insurance Group AG	79,051	0.9
			916,950	10.6

		United Kingdom: 11.8%
4,923		3i Group PLC	61,487	0.7
1,621		Admiral Group Plc	57,746	0.7
371		Anglo American PLC	8,705	0.1
19,429		BP PLC	49,557	0.6
968		British American Tobacco PLC	30,681	0.3
719		Croda International PLC	56,197	0.6
10,607		Direct Line Insurance Group PLC	36,249	0.4
6,977		Evraz PLC	32,490	0.4
5,948		GlaxoSmithKline PLC	99,323	1.1
1,362		Hikma Pharmaceuticals PLC	44,283	0.5
3,347		Imperial Brands PLC	52,975	0.6

See Accompanying Notes to Financial Statements

37

Voya INTERNATIONAL High Dividend Low Volatility Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

7,300	J Sainsbury Plc	19,055	0.2
623	London Stock Exchange Group PLC	67,158	0.8
1,651	Persimmon PLC	49,987	0.6
649	Reckitt Benckiser Group PLC	57,170	0.7
1,839	Relx PLC (EUR Exchange)	36,384	0.4
1,772	Relx PLC (GBP Exchange)	35,064	0.4
31,006	(1) Natwest Group PLC	49,993	0.6
6,752	Sage Group PLC/The	55,555	0.6
3,298	Smith & Nephew PLC	57,267	0.7
882	United Utilities Group PLC	9,860	0.1
10,461	Vodafone Group PLC	13,955	0.2
19,489	WM Morrison Supermarkets PLC	41,139	0.5
		1,022,280	11.8

	Total Common Stock
	(Cost $8,466,340)	8,375,883	96.9

EXCHANGE-TRADED FUNDS: 2.0%
2,838	iShares MSCI EAFE ETF	174,225	2.0

	Total Exchange-Traded Funds
	(Cost $170,591)	174,225	2.0

PREFERRED STOCK: 0.1%
	Germany: 0.1%
125	Henkel AG & Co. KGaA	12,164	0.1

	Total Preferred Stock
	(Cost $9,941)	12,164	0.1

	Total Long-Term Investments
	(Cost $8,646,872)	8,562,272	99.0

SHORT-TERM INVESTMENTS: 0.7%
	Mutual Funds: 0.7%
57,000	(2) BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
	(Cost $57,000)	57,000	0.7

	Total Short-Term Investments
	(Cost $57,000)	57,000	0.7

	Total Investments in Securities (Cost $8,703,872)	$8,619,272	99.7
	Assets in Excess of Other Liabilities	29,362	0.3
	Net Assets	$8,648,634	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

38

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.1%
		Argentina: 0.4%
56,121	(1)	Arcos Dorados Holdings, Inc.	$225,606	0.1
35,390	(1),(2)	Cresud SACIF y A ADR	111,479	0.0
30,400	(2)	IRSA Inversiones y Representaciones SA ADR	111,568	0.0
1,381	(1)	IRSA Propiedades Comerciales SA ADR	11,186	0.0
990	(2)	MercadoLibre, Inc.	1,201,910	0.3
			1,661,749	0.4

		Brazil: 4.3%
333,403	(2)	B2W Cia Digital	4,354,381	1.0
55,095		B3 SA - Brasil Bolsa Balcao	487,871	0.1
189,245		Banco Bradesco SA ADR	662,357	0.2
106,424	(1)	Banco Santander Brasil S.A. ADR	589,589	0.1
51,516		BB Seguridade Participacoes SA	212,781	0.1
220,105	(2)	BRF SA ADR	651,511	0.1
22,217		Cia Brasileira de Distribuicao	239,867	0.1
25,851		Cia de Saneamento Basico do Estado de Sao Paulo	191,699	0.0
30,234		Cosan SA	340,702	0.1
88,012		Equatorial Energia SA	306,158	0.1
310,000		Fleury SA	1,484,642	0.3
302,273		Itau Unibanco Holding SA ADR	1,236,296	0.3
511,500	(2)	JSL SA	775,547	0.2
42,937		Klabin SA	176,973	0.0
98,600	(2),(3)	Locaweb Servicos de Internet SA	1,184,997	0.3
450,000		Movida Participacoes SA	1,423,418	0.3
78,816		Petroleo Brasileiro SA ADR	522,550	0.1
548,361	(2)	Rumo SA	1,736,460	0.4
74,790		Telefonica Brasil SA ADR	550,454	0.1
353,799		TIM SA/Brazil	728,815	0.2
49,000		Ultrapar Participacoes SA	139,794	0.0
62,024		Vale SA ADR	655,594	0.1
16,900		Vale SA	177,749	0.0
48,804	(2)	Vasta Platform Ltd.	564,174	0.1
			19,394,379	4.3

		Chile: 0.3%
1,566,200		Enel Americas SA	207,800	0.1
2,525,701		Enel Chile SA	169,480	0.0
29,657		Sociedad Quimica y Minera de Chile SA ADR	1,097,606	0.2
			1,474,886	0.3

		China: 36.4%
96,893	(2)	Alibaba Group Holding Ltd. ADR	29,522,328	6.5
514,000	(2)	Alibaba Health Information Technology Ltd.	1,347,930	0.3
824,750	(3)	A-Living Services Co. Ltd.	3,473,253	0.8
56,000		Anhui Conch Cement Co., Ltd. - H Shares	350,308	0.1
295,000		AviChina Industry & Technology Co. Ltd. - H Shares	152,184	0.0
17,705	(2)	Baidu, Inc. ADR	2,355,650	0.5
19,500	(2)	Baozun, Inc. ADR	713,505	0.2
3,688	(2)	BeiGene Ltd. ADR	1,093,566	0.2
54,000		Beijing Enterprises Holdings Ltd.	162,689	0.0
1,874,000	(3)	CGN Power Co. Ltd. - H Shares	401,923	0.1
422,000		China Communications Services Corp., Ltd. - H Shares	245,881	0.1
769,000		China Conch Venture Holdings Ltd.	3,424,207	0.8
1,848,000		China Education Group Holdings Ltd.	3,080,662	0.7
130,000		China Lesso Group Holdings Ltd.	210,759	0.0
166,000		China Medical System Holdings Ltd.	174,562	0.0
49,000		China Mengniu Dairy Co., Ltd.	231,002	0.0
407,000		China Mobile Ltd.	2,489,432	0.5
10,268		China Mobile Ltd-SPON ADR	315,536	0.1
232,000		China National Building Material Co., Ltd. - H Shares	267,046	0.1
171,000		China Overseas Land & Investment Ltd.	429,516	0.1
1,085,650		China Petroleum & Chemical Corp. - H Shares	423,915	0.1
385,000		China Railway Group Ltd. - H Shares	177,221	0.0
48,000		China Resources Beer Holdings Co Ltd.	297,820	0.1
314,000		China Resources Cement Holdings Ltd. - H Shares	411,161	0.1
74,000		China Resources Gas Group Ltd.	321,546	0.1
68,000		China Resources Land Ltd.	278,097	0.1
264,000		China Resources Power Holdings Co.	274,776	0.1
124,500		China Shenhua Energy Co., Ltd. - H Shares	215,714	0.0
364,000		China Unicom Hong Kong Ltd.	224,366	0.0
6,636		CNOOC Ltd. ADR	611,308	0.1
317,000		CNOOC Ltd.	290,041	0.1
369,500	(2)	COSCO SHIPPING Holdings Co., Ltd. - H Shares	236,438	0.0
38,000		Country Garden Services Holdings Co. Ltd. - H Shares	239,313	0.0
316,800		CSPC Pharmaceutical Group Ltd.	336,418	0.1

See Accompanying Notes to Financial Statements

39

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

68,900		ENN Energy Holdings Ltd.	872,006	0.2
2,142,000		Fu Shou Yuan International Group Ltd.	2,206,401	0.5
34,100	(2)	GDS Holdings Ltd. ADR	2,865,764	0.6
300,500		Great Wall Motor Co. Ltd. - H Shares	486,531	0.1
214,000		Guangdong Investment Ltd.	317,386	0.1
149,000		Haier Electronics Group Co. Ltd.	568,022	0.1
43,500		Hengan International Group Co., Ltd.	303,437	0.1
184,000		Hopson Development Holdings Ltd.	470,722	0.1
101,900	(2)	HUYA, Inc. ADR	2,282,560	0.5
16,116	(2)	iQIYI, Inc. ADR	398,065	0.1
96,423	(2)	JD.com, Inc. ADR	7,860,403	1.7
514,000	(3)	Jinxin Fertility Group Ltd.	625,577	0.1
98,500		Kingboard Holdings Ltd.	333,624	0.1
82,000		Kingdee International Software Group Co., Ltd.	216,501	0.0
1,208,000		Kunlun Energy Co. Ltd.	782,064	0.2
32,000		Kweichow Moutai Co. Ltd. - A Shares (Shanghai)	7,995,107	1.8
119,000		KWG Group Holdings Ltd.	157,805	0.0
62,144	(2)	KWG Living Group Holdings Ltd.	48,737	0.0
102,000		Li Ning Co. Ltd.	531,618	0.1
45,000	(3)	Longfor Group Holdings Ltd.	246,560	0.1
2,045	(2)	Lufax Holding Ltd. ADR	26,278	0.0
108,000	(2)	Meituan Class B	4,026,152	0.9
8,350		NetEase, Inc. ADR	724,696	0.2
16,491	(2)	New Oriental Education & Technology Group, Inc. ADR	2,644,827	0.6
191,000		Nine Dragons Paper Holdings Ltd.	254,762	0.1
37,000	(2)	OneConnect Financial Technology Co. Ltd. ADR	745,180	0.2
1,556,000		PetroChina Co., Ltd. - H Shares	436,983	0.1
240,000		PICC Property & Casualty Co., Ltd. - H Shares	162,891	0.0
648,881		Ping An Bank Co. Ltd. - A Shares	1,721,967	0.4
179,000	(2),(3)	Ping An Healthcare and Technology Co. Ltd.	2,309,757	0.5
744,000		Ping An Insurance Group Co. of China Ltd. - H Shares	7,692,717	1.7
112,000		Shandong Weigao Group Medical Polymer Co., Ltd. - H Shares	217,212	0.0
160,800		Shenzhen International Holdings Ltd.	250,392	0.1
72,500		Shenzhou International Group Holdings Ltd.	1,261,455	0.3
52,500		Shimao Group Holdings Ltd.	185,972	0.0
159,500		Sino Biopharmaceutical Ltd.	161,573	0.0
84,000		Sinopharm Group Co. - H Shares	192,985	0.0
48,100	(2)	Sohu.com Ltd. ADR	906,204	0.2
7,025	(2)	TAL Education Group ADR	466,881	0.1
369,500		Tencent Holdings Ltd.	28,231,889	6.2
106,804	(2)	Tencent Music Entertainment Group ADR	1,589,244	0.4
382,000		Tingyi Cayman Islands Holding Corp.	699,030	0.2
1,140,000	(3)	Topsports International Holdings Ltd.	1,563,158	0.3
26,451	(2)	Trip.com Group Ltd. ADR	760,731	0.2
248,000		Tsingtao Brewery Co., Ltd. - H Shares	2,054,970	0.5
1,042,600		Uni-President China Holdings Ltd.	903,123	0.2
19,898	(1),(2)	Weibo Corp. ADR	826,762	0.2
244,612		Weichai Power Co. Ltd. - H Shares	463,854	0.1
328,800		Wuliangye Yibin Co. Ltd. - A Shares	12,021,719	2.7
22,400	(3)	WuXi AppTec Co. Ltd. - H Shares	358,138	0.1
146,500	(2),(3)	Wuxi Biologics Cayman, Inc. - H Shares	4,114,266	0.9
25,150		Yum China Holdings, Inc.	1,338,735	0.3
39,500		Zhongsheng Group Holdings Ltd.	281,645	0.1
258,000		Zijin Mining Group Co., Ltd. - H Shares	188,085	0.0
18,690		ZTO Express Cayman, Inc. ADR	541,636	0.1
			164,674,832	36.4

		Egypt: 1.1%
4,203,268	(2)	Cleopatra Hospital	1,274,367	0.3
561,652		Commercial International Bank Egypt SAE	2,195,402	0.5
346,680	(2)	Fawry for Banking & Payment Technology Services SAE	720,741	0.2
1,550,345		Juhayna Food Industries	647,787	0.1
			4,838,297	1.1

		Georgia: 0.3%
109,172	(2)	Bank of Georgia Group PLC	1,269,573	0.3

		Germany: 0.8%
30,700	(2),(3)	Delivery Hero SE	3,524,170	0.8

		Greece: 0.0%
12,020		Hellenic Telecommunications Organization SA	159,405	0.0

		Hungary: 0.4%
39,000	(2)	OTP Bank Nyrt	1,216,588	0.3
23,053		Richter Gedeon Nyrt	470,684	0.1
			1,687,272	0.4

See Accompanying Notes to Financial Statements

40

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

		India: 10.2%
78,004		Ambuja Cements Ltd.	273,091	0.1
9,720		Asian Paints Ltd.	289,917	0.1
73,847		Aurobindo Pharma Ltd.	769,588	0.2
8,108		Bajaj Auto Ltd.	315,853	0.1
10,462		Balkrishna Industries Ltd.	189,858	0.0
320,924	(2),(3)	Bandhan Bank Ltd.	1,247,900	0.3
2,297		Bayer CropScience Ltd./India	168,829	0.0
4,781		Britannia Industries Ltd.	223,909	0.0
475,500		Cholamandalam Investment and Finance Co. Ltd.	1,751,662	0.4
56,536		Cipla Ltd.	575,260	0.1
149,842		Coal India Ltd.	230,654	0.0
25,056		Coromandel International Ltd.	245,485	0.1
26,387		Dabur India Ltd.	182,096	0.0
6,884		Divis Laboratories Ltd.	291,730	0.1
10,718		Dr Reddys Laboratories Ltd.	706,015	0.2
8,416		Eicher Motors Ltd.	236,851	0.1
178,224		GAIL India Ltd.	203,660	0.0
20,561		Grasim Industries Ltd.	215,864	0.0
43,110		Gujarat Gas Ltd.	172,509	0.0
58,628		HCL Technologies Ltd.	667,046	0.1
301,500	(2)	HDFC Bank Ltd.	4,814,937	1.1
50,000	(2)	HDFC Bank Ltd. ADR	2,872,000	0.6
8,988		Hero Motocorp Ltd.	339,096	0.1
64,635		Hindalco Industries Ltd.	149,137	0.0
10,335		Hindustan Unilever Ltd.	288,970	0.1
6,995		Housing Development Finance Corp.	181,473	0.0
56,938		Indraprastha Gas Ltd.	309,165	0.1
4,936		Info Edge India Ltd.	236,269	0.1
86,211		Infosys Ltd.	1,235,158	0.3
10,196		Ipca Laboratories Ltd.	318,144	0.1
67,811		ITC Ltd.	151,539	0.0
1,485,206	(2),(3)	Lemon Tree Hotels Ltd.	540,621	0.1
36,334		Marico Ltd.	174,961	0.0
2,443		Maruti Suzuki India Ltd.	229,456	0.0
17,282		Mphasis Ltd.	321,980	0.1
1,288		Nestle India Ltd.	298,102	0.1
136,244		NMDC Ltd.	151,481	0.0
170,194		NTPC Ltd.	201,102	0.0
144,000	(2)	Oberoi Realty Ltd.	860,331	0.2
56,881		Petronet LNG Ltd.	177,191	0.0
153,465		Phoenix Mills Ltd.	1,194,981	0.3
9,697		PI Industries Ltd.	287,294	0.1
177,686		Power Grid Corp. of India Ltd.	410,028	0.1
644,782		Reliance Industries Ltd.	17,876,442	4.0
7,667		Reliance Industries Ltd.	122,187	0.0
47,236		Sun Pharmaceutical Industries Ltd.	296,654	0.1
6,989		Tata Consultancy Services Ltd.	251,887	0.1
60,775		Tata Consumer Products Ltd.	403,827	0.1
32,560		Tata Steel Ltd.	180,866	0.0
46,263		Tech Mahindra Ltd.	509,403	0.1
54,000		Titan Co., Ltd.	849,916	0.2
41,544		UPL Ltd.	253,821	0.1
98,611		Wipro Ltd.	452,229	0.1
63,836		Zee Entertainment Enterprises Ltd.	161,677	0.0
			46,060,102	10.2

		Indonesia: 1.2%
1,853,500		Astra International Tbk PT	676,848	0.1
11,930,000		Bank BTPN Syariah Tbk PT	2,979,027	0.7
3,654,700		Bank Rakyat Indonesia	827,322	0.2
459,300		Indofood Sukses Makmur Tbk PT	217,574	0.0
3,252,300		Sarana Menara Nusantara Tbk PT	217,798	0.0
1,734,500		Telekomunikasi Indonesia Persero Tbk PT	307,111	0.1
191,600		United Tractors Tbk PT	273,737	0.1
			5,499,417	1.2

		Kazakhstan: 0.2%
17,900	(2),(3)	Kaspi.KZ JSC GDR	768,805	0.2

		Kenya: 0.3%
4,895,000		Safaricom PLC	1,387,807	0.3

		Kuwait: 0.5%
97,455	(2)	Humansoft Holding Co. KSC	930,252	0.2
85,229		Mabanee Co. SAK	180,603	0.1
370,138		Mobile Telecommunications Co. KSC	706,057	0.1
106,188		National Bank of Kuwait SAKP	293,406	0.1
			2,110,318	0.5

		Malaysia: 0.7%
246,200		Axiata Group Bhd	173,609	0.0
450,300		Dialog Group BHD	401,051	0.1
204,500		Digi.Com BHD	185,530	0.0
72,600		Hartalega Holdings Bhd	314,927	0.1
101,000		MISC Bhd	160,215	0.0
188,700		Petronas Chemicals Group Bhd	265,882	0.1
58,000		Petronas Dagangan BHD	240,485	0.0
76,600		Petronas Gas BHD	290,586	0.1
63,800		PPB Group Bhd	288,818	0.1
631,300		Sime Darby Bhd	366,178	0.1
227,800		Tenaga Nasional BHD	522,891	0.1
532,987	(2)	UEM Sunrise Bhd	47,527	0.0
			3,257,699	0.7

		Mexico: 2.8%
49,190		America Movil SAB de CV ADR	586,345	0.1
869,504		America Movil SAB de CV	528,388	0.1
46,672		Arca Continental SAB de CV	203,529	0.0
271,624		Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand ADR	994,144	0.2
586,612		Cemex SA de CV	242,261	0.0
116,112		Cemex SAB de CV ADR	481,865	0.1

See Accompanying Notes to Financial Statements

41

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

19,471		Coca-Cola Femsa SA de CV ADR	737,756	0.2
57,168		Coca-Cola Femsa SAB de CV	217,579	0.0
52,125		Fomento Economico Mexicano SAB de CV	280,413	0.1
5,147		Fomento Economico Mexicano SAB de CV ADR	276,754	0.1
28,680		Gruma SAB de CV	306,101	0.1
200,431		Grupo Bimbo SAB de CV	387,416	0.1
129,337	(2)	Grupo Financiero Banorte	576,823	0.1
235,681		Grupo Mexico SA de CV Series B	671,994	0.1
199,983	(2)	Grupo Televisa SAB ADR	1,271,892	0.3
142,476		Orbia Advance Corp. SAB de CV	253,161	0.1
677,602		Qualitas Controladora SAB de CV	2,715,647	0.6
636,000	(2)	Regional SAB de CV	1,726,763	0.4
143,827		Wal-Mart de Mexico SAB de CV	348,252	0.1
			12,807,083	2.8

		Netherlands: 1.7%
77,265		Prosus NV	7,713,801	1.7

		Pakistan: 0.0%
336,310		Fauji Fertilizer Co. Ltd.	221,771	0.0

		Peru: 0.3%
107,321		Cia de Minas Buenaventura SAA ADR	1,316,829	0.3

		Philippines: 1.5%
3,567,400		Ayala Land, Inc.	2,428,562	0.5
10,868,000		Bloomberry Resorts Corp.	1,589,296	0.4
4,560		Globe Telecom, Inc.	190,917	0.0
983,130		International Container Terminal Services, Inc.	2,331,547	0.5
10,395		PLDT, Inc.	283,527	0.1
			6,823,849	1.5

		Qatar: 0.3%
236,991		Barwa Real Estate Co.	217,061	0.0
219,632		Masraf Al Rayan	258,847	0.1
84,326		Qatar Electricity & Water Co. QSC	385,984	0.1
61,758		Qatar Fuel QSC	291,615	0.1
			1,153,507	0.3

		Russia: 3.9%
617,000	(3)	Detsky Mir PJSC	855,623	0.2
468,814		Gazprom PJSC ADR	1,804,934	0.4
133,931		Gazprom PJSC	260,948	0.1
10,191,808		Inter RAO UES PJSC	653,664	0.1
19,115		Lukoil PJSC	977,179	0.2
3,578		Magnit OJSC	213,023	0.1
365,300		Magnitogorsk Iron & Steel Works PJSC	173,365	0.0
18,709	(2)	Mail.ru Group Ltd. GDR	489,990	0.1
2,973		MMC Norilsk Nickel OJSC	707,597	0.2
138,124		Mobile Telesystems OJSC	541,791	0.1
17,047		Novatek PJSC	205,207	0.0
131,470		Novolipetsk Steel PJSC	308,296	0.1
7,989		PhosAgro PJSC	283,908	0.1
1,019		Polyus PJSC	199,393	0.0
462,412		Rosneft Oil Co. PJSC GDR	2,018,399	0.4
145,871		Rostelecom PJSC	170,473	0.0
280,943		Sberbank PAO ADR	2,840,334	0.6
31,410		Severstal PAO	430,201	0.1
506,947		Surgutneftegas PJSC	210,717	0.1
61,541		Tatneft PJSC	318,342	0.1
67,313	(2)	Yandex NV	3,875,209	0.9
			17,538,593	3.9

		Saudi Arabia: 0.7%
5,627		Abdullah Al Othaim Markets Co.	195,592	0.0
28,020		Advanced Petrochemical Co.	432,062	0.1
16,041		Al Rajhi Bank	281,444	0.1
8,968	(2)	Bupa Arabia for Cooperative Insurance Co.	272,971	0.1
8,272		Jarir Marketing Co.	382,025	0.1
11,300		Leejam Sports Co. JSC	186,510	0.0
8,026		Mouwasat Medical Services Co.	273,932	0.0
17,819		Saudi Arabian Fertilizer Co.	357,939	0.1
8,258		Saudi Basic Industries Corp.	198,067	0.0
10,572		Saudi Telecom Co.	280,856	0.1
4,102		Saudia Dairy & Foodstuff Co.	185,551	0.0
22,225		Yanbu National Petrochemical Co.	340,264	0.1
			3,387,213	0.7

		Singapore: 0.5%
13,255	(2)	Sea Ltd. ADR	2,090,313	0.4
447,500		Yangzijiang Shipbuilding Holdings Ltd.	301,279	0.1
			2,391,592	0.5

		South Africa: 2.0%
672,000		Advtech Ltd.	335,303	0.1
27,946	(2)	Aspen Pharmacare Holdings Ltd.	181,985	0.0
27,152		Clicks Group Ltd.	393,672	0.1
27,082		Discovery Ltd.	179,037	0.0
27,430		Exxaro Resources Ltd.	185,046	0.1
21,762		Naspers Ltd.	4,248,542	0.9
240,564		Netcare Ltd.	190,692	0.0
133,282		Rand Merchant Investment Holdings Ltd.	232,269	0.0
43,672		Shoprite Holdings Ltd.	345,941	0.1
27,764		Spar Group Ltd.	294,551	0.1
22,619		Tiger Brands Ltd.	280,052	0.1
1,412,110		Transaction Capital Ltd.	1,724,523	0.4
37,437		Vodacom Group Pty Ltd.	282,124	0.1
			8,873,737	2.0

		South Korea: 10.3%
20,000		Douzone Bizon Co. Ltd.	1,763,320	0.4
1,724		E-Mart, Inc.	217,048	0.1

See Accompanying Notes to Financial Statements

42

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

2,174		Hyundai Mobis Co. Ltd.	435,591	0.1
17,358		Kia Motors Corp.	778,492	0.2
11,405	(2)	Korea Electric Power Corp.	201,177	0.0
867		Korea Zinc Co., Ltd.	293,226	0.1
5,674		KT&G Corp.	405,147	0.1
2,834		Kumho Petrochemical Co. Ltd.	335,229	0.1
1,720		LG Chem Ltd.	937,884	0.2
2,891		LG Corp.	173,110	0.0
9,294		LG Electronics, Inc.	690,911	0.2
161		LG Household & Health Care Ltd.	213,467	0.0
72,891		LG Uplus Corp.	713,572	0.2
1,710		Lotte Confectionery Co. Ltd.	148,809	0.0
7,864		Lotte Corp.	198,228	0.0
7,338		NAVER Corp.	1,877,581	0.4
2,030		NCSoft Corp.	1,394,781	0.3
5,397		POSCO	996,309	0.2
2,091		Samsung Electro-Mechanics Co. Ltd.	248,532	0.1
226,867		Samsung Electronics Co., Ltd.	11,403,612	2.5
389		Samsung Electronics Co., Ltd. GDR	490,751	0.1
11,172		Samsung Life Insurance Co. Ltd.	625,321	0.1
13,240		Samsung SDI Co., Ltd.	5,215,716	1.2
9,820		Shinhan Financial Group Co., Ltd.	266,439	0.1
954		SK Holdings Co. Ltd.	155,357	0.0
111,873		SK Hynix, Inc.	7,936,592	1.8
24,157		SK Telecom Co., Ltd.	4,580,863	1.0
172,062		SK Telecom Co., Ltd. ADR	3,623,626	0.8
2,752		Coway Co. Ltd.	168,512	0.0
			46,489,203	10.3

		Spain: 0.2%
52,698		CIE Automotive SA	1,031,321	0.2

		Taiwan: 14.2%
40,000		Accton Technology Corp.	290,612	0.1
47,794		Advantech Co. Ltd.	483,860	0.1
231,000		ASE Industrial Holding Co. Ltd.	518,495	0.1
381,000		Asia Cement Corp.	548,422	0.1
225,000		Asustek Computer, Inc.	1,911,625	0.4
49,000		Catcher Technology Co., Ltd.	309,754	0.1
69,408		Chailease Holding Co. Ltd.	337,176	0.1
197,000		Chicony Electronics Co. Ltd.	593,922	0.1
505,000		China Steel Corp.	358,733	0.1
388,500		Chroma ATE, Inc.	1,851,022	0.4
145,000		Chunghwa Telecom Co., Ltd.	543,995	0.1
1,150,000		Compal Electronics, Inc.	749,223	0.2
313,000		CTBC Financial Holding Co. Ltd.	197,663	0.0
152,000		Delta Electronics, Inc.	1,011,320	0.2
249,000		Eternal Chemical Co. Ltd.	293,235	0.1
326,000		Far Eastern New Century Corp.	294,316	0.1
119,000		Far EasTone Telecommunications Co., Ltd.	249,745	0.1
35,000		Feng TAY Enterprise Co., Ltd.	212,459	0.0
994,000	(2),(3)	FIT Hon Teng Ltd.	389,892	0.1
180,000		Formosa Chemicals & Fibre Co.	433,530	0.1
234,000		Formosa Plastics Corp.	647,752	0.1
186,000		Formosa Taffeta Co. Ltd.	203,679	0.0
123,000		Fubon Financial Holding Co., Ltd.	175,220	0.0
688,000		HON HAI Precision Industry Co., Ltd.	1,865,946	0.4
12,000		Hotai Motor Co. Ltd.	252,917	0.1
904,000		Inventec Co., Ltd.	715,499	0.2
2,000		Largan Precision Co. Ltd.	212,398	0.0
380,000		Lite-On Technology Corp.	618,989	0.1
322,000		MediaTek, Inc.	7,654,028	1.7
135,000		Micro-Star International Co., Ltd.	544,174	0.1
10,000		momo.com, Inc.	239,314	0.0
245,000		Nan Ya Plastics Corp.	503,264	0.1
130,000		Novatek Microelectronics Corp., Ltd.	1,214,868	0.3
10,000		Parade Technologies Ltd.	382,138	0.1
846,000		Pegatron Corp.	1,823,154	0.4
137,000		Powertech Technology, Inc.	405,361	0.1
145,667		Poya International Co. Ltd.	3,146,175	0.7
497,000		Quanta Computer, Inc.	1,254,061	0.3
60,000		Realtek Semiconductor Corp.	747,446	0.2
151,000		Synnex Technology International Corp.	224,415	0.0
536,679		Taiwan Cement Corp.	761,641	0.2
159,000		Taiwan Fertilizer Co., Ltd.	284,900	0.1
90,000		Taiwan Mobile Co., Ltd.	307,440	0.1
1,457,000		Taiwan Semiconductor Manufacturing Co., Ltd.	22,043,936	4.9
6,534		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	548,007	0.1
249,000		Teco Electric and Machinery Co. Ltd.	260,419	0.1
116,000		Uni-President Enterprises Corp.	248,653	0.1
1,898,000		United Microelectronics Corp.	2,039,877	0.4
91,000		Vanguard International Semiconductor Corp.	297,301	0.1
425,000		Wistron Corp.	424,890	0.1
75,000		Wiwynn Corp.	1,908,396	0.4
299,400		Yuanta Financial Holding Co., Ltd.	186,146	0.0
77,000		Zhen Ding Technology Holding Ltd.	326,338	0.1
			64,047,741	14.2

See Accompanying Notes to Financial Statements

43

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

		Thailand: 1.0%
53,900		Advanced Info Service PCL	298,142	0.1
271,400		Bangkok Dusit Medical Services PCL	152,281	0.0
319,200	(2)	Central Retail Corp. PCL	272,829	0.1
210,000		Charoen Pokphand Foods PCL	169,989	0.0
29,000		Charoen Pokphand Foods PCL	23,475	0.0
430,300	(2)	CP ALL PCL	740,762	0.2
133,300	(2)	CP ALL PCL (Foreign)	229,476	0.0
165,200		Intouch Holdings PCL	283,356	0.1
67,600		PTT Exploration & Production PCL	170,811	0.0
411,500		PTT PCL (Foreign)	408,948	0.1
31,300		Siam Cement PCL	339,157	0.1
441,636		Srisawad Corp. PCL	700,873	0.1
1,760,000		Thai Beverage PCL	748,472	0.2
			4,538,571	1.0

		Turkey: 1.3%
610,946	(2)	Akbank Turk AS	346,597	0.1
82,956		Aselsan Elektronik Sanayi Ve Ticaret AS	165,823	0.0
210,319		AvivaSA Emeklilik ve Hayat AS	325,251	0.1
43,168		BIM Birlesik Magazalar AS	341,306	0.1
311,886		Eregli Demir ve Celik Fabrikalari TAS	356,657	0.1
787,930	(2),(3)	MLP Saglik Hizmetleri AS	1,499,763	0.3
716,810	(2)	Sok Marketler Ticaret AS	967,284	0.2
336,632		Tofas Turk Otomobil Fabrikasi AS	1,077,923	0.2
334,651		Turkcell Iletisim Hizmet AS	579,480	0.1
52,392		Turkcell Iletisim Hizmet AS ADR	231,049	0.1
			5,891,133	1.3

		United Kingdom: 0.6%
64,372	(2)	Georgia Capital PLC	306,903	0.1
1,057,000	(2)	Helios Towers PLC	2,205,612	0.5
			2,512,515	0.6

		United States: 0.7%
134,200	(2)	Laureate Education Inc.- Class A	1,744,600	0.4
32,085	(2)	Micron Technology, Inc.	1,615,159	0.3
			3,359,759	0.7

	Total Common Stock
	(Cost $377,041,506)		447,866,929	99.1

PREFERRED STOCK: 0.5%
		Brazil: 0.2%
16,140		Cia Paranaense de Energia	172,990	0.0
271,321		Itausa SA	429,824	0.1
35,156		Telefonica Brasil SA	260,640	0.1
			863,454	0.2

		Russia: 0.3%
904,754		Surgutneftegas	413,174	0.1
388	(2)	Transneft PJSC	645,915	0.1
210		Transneft PJSC	349,593	0.1
			1,408,682	0.3

		South Korea: 0.0%
4,877		Samsung Electronics Co., Ltd.	216,953	0.1

	Total Preferred Stock
	(Cost $3,372,931)		2,489,089	0.6

	Total Long-Term Investments
	(Cost $380,414,437)		450,356,018	99.7

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.6%
		Repurchase Agreements: 0.3%
447,713	(4)	Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $447,716, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $456,667, due 10/31/20-08/20/70)	447,713	0.1
1,000,000	(4)	National Bank Financial, Repurchase Agreement dated 10/30/20, 0.14%, due 11/02/20 (Repurchase Amount $1,000,012, collateralized by various U.S. Government Securities, 0.125%-6.250%, Market Value plus accrued interest $1,019,999, due 11/02/20-09/09/49)	1,000,000	0.2

	Total Repurchase Agreements
	(Cost $1,447,713)		1,447,713	0.3

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.3%
5,737,222	(5)	BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
		(Cost $5,737,222)	5,737,222	1.3

	Total Short-Term Investments
	(Cost $7,184,935)		7,184,935	1.6

See Accompanying Notes to Financial Statements

44

Voya Multi-Manager Emerging Markets Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

Total Investments in Securities (Cost $387,599,372)	$457,540,953	101.3
Liabilities in Excess of Other Assets	(5,823,815)	(1.3)
Net Assets	$451,717,138	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

45

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.6%
		Argentina: 0.8%
3,931	(1)	MercadoLibre, Inc.	$4,772,431	0.8

		Australia: 1.9%
20,677		Cochlear Ltd.	3,086,149	0.6
186,771		Goodman Group	2,417,401	0.4
121,148		Seek Ltd.	1,831,679	0.3
651,841		Sydney Airport	2,499,208	0.4
147,970		Treasury Wine Estates Ltd.	953,938	0.2
			10,788,375	1.9

		Austria: 0.3%
58,048		Andritz AG	1,957,755	0.3

		Belgium: 1.0%
16,800		D'ieteren SA	841,676	0.1
18,417		KBC Group NV	909,922	0.2
31,056		Solvay S.A.	2,523,301	0.4
15,959		UCB S.A.	1,576,291	0.3
			5,851,190	1.0

		Brazil: 1.0%
171,136		Localiza Rent a Car SA	1,811,886	0.3
263,400		Raia Drogasil SA	1,108,144	0.2
25,751	(1)	StoneCo Ltd.	1,352,958	0.2
34,379	(1)	XP, Inc.	1,377,910	0.3
			5,650,898	1.0

		Canada: 4.6%
80,253		Alimentation Couche-Tard, Inc.	2,471,501	0.4
31,226		Barrick Gold Corp.	834,850	0.1
107,622		Brookfield Asset Management, Inc.	3,198,045	0.6
46,856		Canadian National Railway Co. - CNR	4,654,651	0.8
84,637		Magna International, Inc.	4,321,741	0.8
124,900		Methanex Corp.	3,703,032	0.6
4,335	(1)	Shopify, Inc.	4,011,739	0.7
78,690		Toronto-Dominion Bank	3,471,739	0.6
			26,667,298	4.6

		China: 10.4%
45,584	(1)	Alibaba Group Holding Ltd. ADR	13,888,989	2.4
294,000	(1)	Alibaba Health Information Technology Ltd.	770,995	0.1
18,200	(1)	Alibaba Group Holding Ltd.	689,668	0.1
6,415	(1)	Baidu, Inc. ADR	853,516	0.1
28,600		China Tourism Group Duty Free Corp. Ltd. A - Shares	852,593	0.1
251,784		ENN Energy Holdings Ltd.	3,186,605	0.6
32,000	(1),(2)	Hangzhou Tigermed Consulting Co. Ltd.	513,899	0.1
39,717		Hangzhou Tigermed Consulting Co. Ltd. - A Shares	737,709	0.1
7,600		Hangzhou Tigermed Consulting Co. Ltd. - A Shares	141,164	0.0
224,500		Han's Laser Technology Industry Group Co. Ltd. - A Shares (SZSE)	1,351,667	0.2
81,616		Hualan Biological Engineering, Inc.	625,178	0.1
143,716	(1)	Meituan Class B	5,357,616	0.9
15,435	(1)	New Oriental Education & Technology Group, Inc. ADR	2,475,465	0.4
156,000		Ping An Insurance Group Co. of China Ltd. - H Shares	1,612,989	0.3
72,549		Shanghai International Airport Co. Ltd. - A Shares	717,721	0.1
25,100		Shenzhen Mindray Bio-Medical Electronics Co. Ltd. - A Shares	1,452,938	0.3
14,185	(1)	TAL Education Group ADR	942,735	0.2
141,423		Tencent Holdings Ltd.	10,805,517	1.9
30,511	(1)	Trip.com Group Ltd. ADR	877,497	0.2
242,000		Tsingtao Brewery Co., Ltd. - H Shares	2,005,253	0.4
1,415,000		Weichai Power Co. Ltd. - H Shares	2,683,242	0.5
58,333	(2)	WuXi AppTec Co. Ltd. - H Shares	932,645	0.2
52,464	(1),(2)	Wuxi Biologics Cayman, Inc. - H Shares	1,473,385	0.3
24,006	(1)	XPeng, Inc. ADR	465,236	0.1
576,500		Zhongsheng Group Holdings Ltd.	4,110,586	0.7
			59,524,808	10.4

		Colombia: 0.5%
187,200		Bancolombia SA	1,186,944	0.2
75,900		BanColombia SA ADR	1,934,691	0.3
			3,121,635	0.5

		Denmark: 1.1%
8,076	(1)	Ascendis Pharma A/S ADR	1,319,215	0.2
15,307		DSV PANALPINA A/S	2,483,430	0.4
4,460	(1)	Genmab A/S	1,489,752	0.3
5,493		Vestas Wind Systems A/S	942,401	0.2
			6,234,798	1.1

		Finland: 0.8%
38,247		Kone Oyj	3,044,953	0.5
71,039		Valmet OYJ	1,695,477	0.3
			4,740,430	0.8

		France: 7.2%
64,023		AXA S.A.	1,028,161	0.2
46,989	(1)	BNP Paribas	1,638,725	0.3
23,498		Cie Generale des Etablissements Michelin SCA	2,537,800	0.4
47,794		Edenred	2,227,861	0.4
2,543		Hermes International	2,367,781	0.4
62,652		Imerys SA	1,872,721	0.3
54,926		IPSOS	1,349,999	0.2

See Accompanying Notes to Financial Statements

46

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

2,791		Kering SA	1,686,640	0.3
11,396		L'Oreal S.A.	3,683,009	0.6
3,437		LVMH Moet Hennessy Louis Vuitton SE	1,611,080	0.3
107,274		Publicis Groupe	3,726,931	0.7
16,205		Remy Cointreau SA	2,735,918	0.5
24,601	(1)	Safran S.A.	2,594,903	0.5
30,996		Schneider Electric SE	3,766,203	0.7
27,162	(1)	UbiSoft Entertainment	2,399,305	0.4
38,468		Vinci SA	3,038,390	0.5
40,664	(1),(2)	Worldline SA/France	3,011,830	0.5
			41,277,257	7.2

		Germany: 8.1%
21,250	(1)	Adidas AG	6,313,462	1.1
17,086		Allianz SE	3,009,767	0.5
42,640		BASF SE	2,334,881	0.4
20,879		Bechtle AG	3,585,262	0.6
216,174		Deutsche Telekom AG	3,285,562	0.6
55,700		Fresenius SE & Co. KGaA	2,066,098	0.4
20,012		Hannover Rueck SE	2,908,171	0.5
34,300		HeidelbergCement AG	1,961,728	0.3
135,222		Infineon Technologies AG	3,764,727	0.7
52,445		LANXESS AG	2,659,885	0.5
10,149		Muenchener Rueckversicherungs-Gesellschaft AG	2,378,687	0.4
20,201		Nemetschek SE	1,462,688	0.2
2,124		Rational AG	1,591,831	0.3
96,517	(1),(2)	Zalando SE	8,988,054	1.6
			46,310,803	8.1

		Greece: 0.1%
51,500		Jumbo SA	721,839	0.1

		Hong Kong: 2.5%
707,680		AIA Group Ltd.	6,735,115	1.2
68,300		Jardine Strategic Holdings Ltd.	1,478,843	0.3
432,734		Techtronic Industries Co., Ltd.	5,828,642	1.0
			14,042,600	2.5

		India: 0.9%
341,852		Infosys Ltd. ADR	4,878,228	0.8
26,982	(1)	MakeMyTrip Ltd.	506,452	0.1
			5,384,680	0.9

		Ireland: 0.9%
1,258,428		Greencore Group PLC	1,473,300	0.3
39,896	(1)	Kingspan Group Plc	3,477,884	0.6
			4,951,184	0.9

		Italy: 0.7%
21,566		Ferrari NV	3,847,187	0.7

		Japan: 14.4%
87,200		Asahi Group Holdings, Ltd.	2,698,591	0.5
262,000		Daicel Corp.	1,869,802	0.3
54,000		Daiichi Sankyo Co., Ltd.	1,425,258	0.3
14,440		Daikin Industries Ltd.	2,702,204	0.5
38,600		Denso Corp.	1,798,628	0.3
15,500		Eisai Co., Ltd.	1,205,180	0.2
21,800		Hoya Corp.	2,460,281	0.4
59,700		Kakaku.com, Inc.	1,577,717	0.3
27,800		Kao Corp.	1,979,324	0.3
142,200		KDDI Corp.	3,847,220	0.7
13,782		Keyence Corp.	6,254,582	1.1
404		LaSalle Logiport REIT	628,934	0.1
39,300		Murata Manufacturing Co., Ltd.	2,756,056	0.5
59,780		Nexon Co. Ltd.	1,666,123	0.3
31,800		Nidec Corp.	3,211,866	0.6
185,500		Olympus Corp.	3,551,227	0.6
9,000		Oriental Land Co., Ltd.	1,259,803	0.2
36,100		Pigeon Corp.	1,662,461	0.3
79,505		Recruit Holdings Co. Ltd.	3,025,219	0.5
13,900		Shimano, Inc.	3,179,146	0.6
55,400		Shiseido Co., Ltd.	3,429,649	0.6
7,900		SMC Corp.	4,202,055	0.7
65,000		SoftBank Group Corp.	4,233,698	0.7
35,400		Sony Corp.	2,951,173	0.5
17,300		Sugi Holdings Co., Ltd.	1,142,408	0.2
102,800		Sumitomo Mitsui Trust Holdings, Inc.	2,764,028	0.5
42,400		Suzuki Motor Corp.	1,820,983	0.3
53,587		Sysmex Corp.	5,033,360	0.9
23,595		Terumo Corp.	868,390	0.2
79,819		Tokio Marine Holdings, Inc.	3,567,488	0.6
8,600		Tokyo Electron Ltd.	2,308,334	0.4
27,600		Unicharm Corp.	1,277,077	0.2
			82,358,265	14.4

		Mexico: 0.5%
229,200	(1)	Grupo Aeroportuario del C	1,035,163	0.2
133,100		Grupo Aeroportuario del Pacifico SA de CV	1,108,147	0.2
80,100	(1)	Grupo Aeroportuario del Sureste SA de CV	929,260	0.1
			3,072,570	0.5

		Netherlands: 2.1%
31,218	(1)	Airbus SE	2,284,091	0.4
5,599	(1)	Argenx SE ADR	1,389,280	0.2
19,551		ASML Holding NV	7,073,588	1.3
12,524		Prosus NV	1,250,342	0.2
			11,997,301	2.1

		New Zealand: 0.4%
31,300	(1)	Xero Ltd.	2,428,202	0.4

		Norway: 1.8%
284,399	(1)	DNB ASA	3,840,749	0.7
306,465	(1)	SpareBank 1 SR-Bank ASA	2,444,045	0.4
143,976		Sparebanken Vest	921,970	0.2
82,347		Yara International ASA	2,881,773	0.5
			10,088,537	1.8

		Portugal: 0.4%
152,863		Jeronimo Martins SGPS SA	2,428,025	0.4

		Russia: 0.2%
17,126	(1)	Yandex NV	985,944	0.2

		Singapore: 0.8%
329,236		United Overseas Bank Ltd.	4,574,553	0.8

See Accompanying Notes to Financial Statements

47

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

		South Africa: 0.5%
11,568		Naspers Ltd.	2,258,392	0.4
72,930	(1)	Sasol Ltd.	380,857	0.1
			2,639,249	0.5

		South Korea: 4.7%
15,300		Hyundai Mobis Co. Ltd.	3,065,564	0.5
77,621		Kia Motors Corp.	3,481,237	0.6
34,900		KT&G Corp.	2,492,005	0.4
265,100		LG Uplus Corp.	2,595,216	0.5
206,248		Samsung Electronics Co., Ltd.	10,367,185	1.8
62,400		Shinhan Financial Group Co., Ltd.	1,693,054	0.3
43,500		SK Hynix, Inc.	3,086,015	0.6
			26,780,276	4.7

		Spain: 2.0%
66,227	(2)	Cellnex Telecom SA	4,251,159	0.8
390,022		Iberdrola S.A. - IBEE	4,605,199	0.8
96,820		Industria de Diseno Textil SA	2,390,414	0.4
			11,246,772	2.0

		Sweden: 5.0%
33,503		Atlas Copco AB - A Shares	1,478,863	0.3
63,409		Atlas Copco AB - B Shares	2,429,566	0.4
100,124	(1)	Duni AB	876,349	0.1
115,643		Epiroc AB - B Shares	1,655,504	0.3
82,385		EQT AB	1,565,411	0.3
40,608		Investor AB - B Shares	2,434,002	0.4
92,113	(1)	Loomis AB	2,056,870	0.3
112,430	(1)	Nibe Industrier AB	2,707,180	0.5
157,572	(1)	Sandvik AB	2,808,735	0.5
134,600		SKF AB - B Shares	2,755,394	0.5
20,918	(1)	Spotify Technology SA	5,018,019	0.9
353,071	(1)	Svenska Handelsbanken AB	2,860,823	0.5
			28,646,716	5.0

		Switzerland: 3.6%
35,667		Cie Financiere Richemont SA	2,229,323	0.4
6,035		Lonza Group AG	3,656,668	0.6
52,257		Nestle SA	5,877,760	1.0
42,935		Novartis AG	3,345,606	0.6
1,927		Partners Group	1,734,890	0.3
12,530		Roche Holding AG	4,026,284	0.7
			20,870,531	3.6

		Taiwan: 2.5%
408,000		Catcher Technology Co., Ltd.	2,579,179	0.5
100,997		MediaTek, Inc.	2,400,726	0.4
55,764		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,676,926	0.8
305,844		Taiwan Semiconductor Manufacturing Co., Ltd.	4,627,321	0.8
			14,284,152	2.5

		Thailand: 0.3%
744,500		Siam Commercial Bank PCL	1,550,146	0.3

		United Kingdom: 13.2%
235,100		Amcor PLC	2,452,093	0.4
182,661		Anglo American PLC	4,285,826	0.7
160,500		Antofagasta PLC	2,140,146	0.4
36,744	(1)	ASOS PLC	2,096,389	0.4
32,035		AstraZeneca PLC	3,216,502	0.6
432,211	(2)	Auto Trader Group PLC	3,249,560	0.6
600,385		Babcock International Group	1,691,343	0.3
92,284		Bellway PLC	2,792,081	0.5
13,616		Berkeley Group Holdings PLC	715,909	0.1
71,000		Bunzl PLC	2,207,135	0.4
60,389		Burberry Group PLC	1,060,605	0.2
2,057,300		Cineworld Group PLC	760,905	0.1
63,800		Coca-Cola European Partners PLC	2,278,298	0.4
64,177		CRH PLC - London	2,252,084	0.4
15,480		Diageo PLC	500,283	0.1
64,445		Experian PLC	2,360,880	0.4
137,526		Hargreaves Lansdown PLC	2,414,431	0.4
116,665		HomeServe PLC	1,671,981	0.3
306,836	(1)	Inchcape PLC	1,968,275	0.3
109,430		Intermediate Capital Group PLC	1,662,175	0.3
32,733		Intertek Group PLC	2,357,794	0.4
227,766	(1)	John Wood Group PLC	625,242	0.1
52,460		Johnson Matthey PLC	1,460,341	0.3
10,805		Linde PLC	2,368,071	0.4
34,207		London Stock Exchange Group PLC	3,687,457	0.6
188,158		Mondi PLC	3,566,231	0.6
39,500		Next PLC	2,983,310	0.5
385,462	(1)	Rightmove PLC	3,084,934	0.5
79,205		Rio Tinto PLC	4,479,964	0.8
269,665		Segro PLC	3,150,967	0.6
612,403		Signature Aviation PLC	1,875,296	0.3
1,650,980	(1)	Taylor Wimpey PLC	2,262,007	0.4
355,543	(1),(2)	Trainline PLC	1,267,587	0.2
56,568	(1)	Weir Group PLC	1,050,910	0.2
			75,997,012	13.2

		United States: 2.4%
6,205	(1)	Mettler Toledo International, Inc.	6,192,032	1.1
80,066		Popular, Inc.	3,378,785	0.6
14,079		Royalty Pharma PLC	516,699	0.1
39,819		TE Connectivity Ltd.	3,857,665	0.6
			13,945,181	2.4

	Total Common Stock
	(Cost $517,100,863)		559,738,600	97.6

PREFERRED STOCK: 0.8%
		China: 0.0%
2,046	(1),(3),(4)	Xiaoju Kuaizhi, Inc., Series A-17 (DiDi Chuxing, Inc.)	75,702	0.0

See Accompanying Notes to Financial Statements

48

Voya Multi-Manager International Equity Fund	PORTFOLIO OF INVESTMENTS as of October 31, 2020 (Continued)

	Germany: 0.8%
11,062	Sartorius AG	4,682,311	0.8

	Total Preferred Stock
	(Cost $2,212,769)	4,758,013	0.8

	Total Long-Term Investments
	(Cost $519,313,632)	564,496,613	98.4

SHORT-TERM INVESTMENTS: 1.0%
	Mutual Funds: 1.0%
6,012,513	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
	(Cost $6,012,513)	6,012,513	1.0

	Total Short-Term Investments
	(Cost $6,012,513)	6,012,513	1.0

	Total Investments in Securities (Cost $525,326,145)	$570,509,126	99.4
	Assets in Excess of Other Liabilities	3,406,888	0.6
	Net Assets	$573,916,014	100.0

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of October 31, 2020, the Fund held restricted securities with a fair value of $75,702 or 0.0% of net assets. Please refer to the table below for additional details.
(5)	Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

49

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Australia: 8.5%
122,938		AGL Energy Ltd.	$1,077,492	0.2
194,054		Amcor PLC	2,020,563	0.5
28,640		Ampol Ltd.	522,224	0.1
32,005		Ansell Ltd.	905,006	0.2
59,682		APA Group	439,995	0.1
21,975		Aristocrat Leisure Ltd.	442,504	0.1
12,062		ASX Ltd.	675,406	0.2
374,315		Aurizon Holdings Ltd.	992,554	0.2
39,262		Australia & New Zealand Banking Group Ltd.	521,031	0.1
117,517		BHP Group Ltd.	2,817,068	0.6
67,179		BHP Group PLC	1,301,420	0.3
177,844		Brambles Ltd.	1,199,435	0.3
63,117		Charter Hall Group	547,257	0.1
76,641		Coca-Cola Amatil Ltd.	669,981	0.2
96,915		Coles Group Ltd.	1,210,687	0.3
47,820		Commonwealth Bank of Australia	2,321,731	0.5
13,374		CSL Ltd.	2,707,660	0.6
77,957		Dexus	471,643	0.1
69,489		Fortescue Metals Group Ltd.	850,091	0.2
183,430		Goodman Group	2,374,158	0.5
33,532		JB Hi-Fi Ltd.	1,120,485	0.3
18,492		Macquarie Group Ltd.	1,648,743	0.4
316,822		Medibank Pvt Ltd.	594,729	0.1
20,558		Newcrest Mining Ltd.	426,321	0.1
90,576	(1)	Qantas Airways Ltd.	266,468	0.1
49,362		Regis Resources Ltd.	144,883	0.0
44,434		Rio Tinto Ltd.	2,890,599	0.6
51,653		Sonic Healthcare Ltd.	1,265,137	0.3
180,152		Stockland	487,145	0.1
183,777		Telstra Corp., Ltd.	346,086	0.1
88,564		Wesfarmers Ltd.	2,866,779	0.6
64,632		Woolworths Group Ltd.	1,738,617	0.4
			37,863,898	8.5

		Austria: 0.1%
7,077		OMV AG	163,594	0.1
2,547		Rhi Magnesita NV	84,511	0.0
			248,105	0.1

		Belgium: 1.1%
24,323		Ageas SA/NV	979,461	0.2
10,333		Etablissements Franz Colruyt NV	611,583	0.2
4,038		Sofina SA	1,049,467	0.2
1,766		Telenet Group Holding NV	67,921	0.0
14,233		UCB S.A.	1,405,811	0.3
16,256		Umicore SA	626,688	0.2
			4,740,931	1.1

		Brazil: 0.1%
10,000	(1)	B2W Cia Digital	130,604	0.0
28,400		B3 SA - Brasil Bolsa Balcao	251,484	0.1
12,500		Cosan SA	140,861	0.0
15,500		Porto Seguro SA	129,663	0.0
			652,612	0.1

		Canada: 5.3%
12,407		Alamos Gold, Inc.	113,333	0.0
60,586		Alimentation Couche-Tard, Inc.	1,865,829	0.4
37,550		B2Gold Corp.	241,540	0.1
11,915		BCE, Inc.	478,818	0.1
17,977		Canadian National Railway Co. - CNR	1,785,826	0.4
6,111		Canadian Pacific Railway Ltd.	1,826,190	0.4
8,800		Capital Power Corp.	193,926	0.0
20,448	(1)	CGI, Inc.	1,268,810	0.3
26,070		CI Financial Corp.	303,886	0.1
1,481		Cogeco Communications, Inc.	103,158	0.0
839		Constellation Software, Inc./Canada	880,745	0.2
34,304		Empire Co. Ltd.	935,938	0.2
42,353		Enbridge, Inc.	1,166,988	0.3
615		Fairfax Financial Holdings Ltd.	161,674	0.0
26,384		Fortis, Inc.	1,042,250	0.2
7,027		Franco-Nevada Corp.	957,767	0.2
10,206		George Weston Ltd.	715,715	0.2
13,694	(1)	Home Capital Group, Inc.	250,075	0.1
33,719	(2)	Hydro One Ltd.	736,741	0.2
4,539		Intact Financial Corp.	468,856	0.1
12,009		Kirkland Lake Gold Ltd.	547,134	0.1
36,452		Magna International, Inc.	1,861,315	0.4
38,286		Metro, Inc. - Class A	1,785,990	0.4
3,970		Open Text Corp.	145,862	0.0
16,104		Rogers Communications, Inc.	654,168	0.1
50,399		Shaw Communications, Inc. - Class B	830,337	0.2
22,650		Suncor Energy, Inc.	255,520	0.1
19,247		TC Energy Corp.	757,572	0.2
7,304		Thomson Reuters Corp.	567,851	0.1
1,540	(1),(3)	TOPICUS.COM	–	–
8,916		Waste Connections, Inc.	883,770	0.2
			23,787,584	5.3

		China: 2.6%
5,382	(1)	Alibaba Group Holding Ltd. ADR	1,639,842	0.4
56,500		Anhui Conch Cement Co., Ltd. - H Shares	353,435	0.1
1,284	(1)	Baidu, Inc. ADR	170,836	0.0
334,000		BOC Hong Kong Holdings Ltd.	927,681	0.2
12,500		Byd Co., Ltd. - H Shares	252,685	0.1
447,000		China CITIC Bank Corp. Ltd. - H Shares	181,932	0.0
393,000		China Construction Bank - H Shares	270,822	0.1
194,000		China National Building Material Co., Ltd. - H Shares	223,306	0.1
322,000		China Resources Power Holdings Co.	335,144	0.1
934,000		China Telecom Corp., Ltd. - H Shares	293,192	0.1
13,300		Eve Energy Co. Ltd.	106,054	0.0

See Accompanying Notes to Financial Statements

50

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

10,800		Ganfeng Lithium Co. Ltd.	98,539	0.0
21,702	(1)	Gotion High-tech Co. Ltd. - A Shares	85,733	0.0
14,800		Hongfa Technology Co. Ltd. - A Shares	113,904	0.0
28,100		Huayu Automotive Systems Co. Ltd. - A Shares	130,718	0.0
3,625	(1)	JD.com, Inc. ADR	295,510	0.1
7,200		Jiangsu Hengrui Medicine Co. Ltd. - A Shares	95,764	0.0
1,100		Kweichow Moutai Co. Ltd. - A Shares (Nth SSE-SEHK)	274,832	0.1
16,100		LONGi Green Energy Technology Co. Ltd. - A Shares	183,056	0.0
13,300		Luxshare Precision Industry Co. Ltd. - A Shares	108,939	0.0
17,000	(1)	Meituan Class B	633,746	0.1
1,875		NetEase, Inc. ADR	162,731	0.0
927	(1)	New Oriental Education & Technology Group, Inc. ADR	148,672	0.0
21,300		Ningbo Tuopu Group Co. Ltd. - A Shares	121,628	0.0
607,000		PICC Property & Casualty Co., Ltd. - H Shares	411,979	0.1
1,741	(1)	Pinduoduo, Inc. ADR	156,655	0.0
55,709		Shandong Sinocera Functional Material Co. Ltd.	342,175	0.1
1,088,000		Sinopec Shanghai Petrochemical Co. Ltd. - H Shares	201,075	0.0
12,900		Sunny Optical Technology Group Co. Ltd.	214,180	0.1
20,175		Sunwoda Electronic Co. Ltd.	84,364	0.0
2,845	(1)	TAL Education Group ADR	189,079	0.1
21,300		Tencent Holdings Ltd.	1,627,440	0.4
8,725	(1)	Vipshop Holdings Ltd. ADR	186,715	0.1
155,000		Weichai Power Co. Ltd. - H Shares	293,924	0.1
11,000		Wuliangye Yibin Co. Ltd. - A Shares	402,187	0.1
12,600		Wuxi Lead Intelligent Equipment Co. Ltd. - A Shares	113,076	0.0
26,900		Zhejiang Sanhua Intelligent Controls Co. Ltd.	98,582	0.0
			11,530,132	2.6

		Czech Republic: 0.0%
151	(1)	Komercni Banka AS	3,066	0.0

		Denmark: 3.3%
894		AP Moller - Maersk A/S - Class B	1,432,755	0.3
13,429		Carlsberg A/S	1,700,392	0.4
6,715		Chr Hansen Holding A/S	677,609	0.1
7,221		Coloplast A/S	1,056,021	0.2
8,224		GN Store Nord A/S	592,104	0.1
50,062		Novo Nordisk A/S	3,192,237	0.7
19,121		Novozymes A/S	1,149,960	0.3
10,167	(2)	Orsted A/S	1,613,645	0.4
4,489		Pandora A/S	356,110	0.1
17,599		Vestas Wind Systems A/S	3,019,355	0.7
			14,790,188	3.3

		Finland: 2.1%
15,950		Elisa OYJ	784,238	0.2
21,589		Fortum OYJ	405,799	0.1
21,849		Kesko OYJ	560,656	0.1
87,820		Kojamo Oyj	1,810,204	0.4
26,907		Kone Oyj	2,142,143	0.5
13,049		Neste Oyj	680,549	0.1
17,965		Orion Oyj	768,892	0.2
79,433		UPM-Kymmene OYJ	2,244,688	0.5
			9,397,169	2.1

		France: 5.3%
12,395		Air Liquide SA	1,812,618	0.4
15,617	(1)	Alstom SA	697,756	0.2
2,637	(1),(2)	Amundi SA	172,966	0.0
26,039	(1)	BNP Paribas	908,101	0.2
24,162		Bouygues SA	792,352	0.2
3,946		Capgemini SE	455,635	0.1
12,025	(1)	Cie de Saint-Gobain	468,414	0.1
11,689		Cie Generale des Etablissements Michelin SCA	1,262,420	0.3
324	(1)	Dassault Aviation SA	271,076	0.1
1,917		Dassault Systemes SE	326,867	0.1
7,602	(1)	Eiffage SA	551,732	0.1
108,542	(1)	Engie SA	1,312,763	0.3
13,586		Eutelsat Communications	136,648	0.0
3,839		Gecina S.A.	476,583	0.1
644		Hermes International	599,627	0.1
401		Iliad SA	77,526	0.0
22,406	(4)	Klepierre SA	283,885	0.1
12,420		Legrand S.A.	919,317	0.2
3,217		L'Oreal S.A.	1,039,684	0.2
3,379		LVMH Moet Hennessy Louis Vuitton SE	1,583,893	0.3
58,279		Orange SA	654,449	0.1
4,032	(1)	Safran S.A.	425,294	0.1
14,538		Sanofi	1,312,681	0.3
1,605		Sartorius Stedim Biotech	608,630	0.2
27,896		Schneider Electric SE	3,389,534	0.8
2,336		Teleperformance	701,225	0.2
22,091		Total SE	669,283	0.1
37,623		Veolia Environnement	700,261	0.2
4,819		Vinci SA	380,628	0.1
19,576		Vivendi SA	565,030	0.1
			23,556,878	5.3

		Germany: 4.6%
3,104	(1)	Adidas AG	922,211	0.2
3,433		Allianz SE	604,737	0.1
21,188		BASF SE	1,160,213	0.3
14,232		Bayer AG	668,767	0.2
11,601		Brenntag AG	741,492	0.2
2,075		CANCOM SE	82,032	0.0
5,962		Deutsche Boerse AG	878,519	0.2
22,873	(1),(2)	Deutsche Pfandbriefbank AG	139,780	0.0
54,614		Deutsche Post AG	2,421,466	0.5
80,976		Deutsche Telekom AG	1,230,729	0.3
36,809		Deutsche Wohnen SE	1,857,852	0.4

See Accompanying Notes to Financial Statements

51

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

16,364	(1)	Dialog Semiconductor PLC	623,857	0.1
44,948		E.ON AG	468,095	0.1
4,326		Gerresheimer AG	434,867	0.1
2,004		Hannover Rueck SE	291,224	0.1
2,994		Hochtief AG	220,255	0.0
9,321		Jenoptik AG	230,017	0.1
6,825		KION Group AG	531,808	0.1
4,930		LANXESS AG	250,038	0.1
9,545		LEG Immobilien AG	1,290,030	0.3
5,980		Merck KGaA	885,822	0.2
2,527	(1)	Puma SE	221,221	0.0
14,638		RWE AG	541,718	0.1
10,080		SAP SE	1,075,378	0.2
14,730		Siemens AG	1,728,060	0.4
7,365	(1)	Siemens Energy AG	161,259	0.0
8,860		Software AG	317,405	0.1
108,096		Telefonica Deutschland Holding AG	272,646	0.1
17,548		Uniper SE	524,146	0.1
			20,775,644	4.6

		Hong Kong: 2.5%
170,200		AIA Group Ltd.	1,619,824	0.4
388,000		CK Asset Holdings Ltd.	1,801,675	0.4
149,402		CK Hutchison Holdings Ltd.	902,385	0.2
69,000		CLP Holdings Ltd.	635,804	0.2
205,000		Hang Lung Group Ltd.	455,061	0.1
119,000		HKT Trust / HKT Ltd.	153,899	0.0
21,500		Hong Kong Exchanges and Clearing Ltd.	1,030,252	0.2
31,000		Kerry Properties Ltd.	76,059	0.0
179,000		New World Development Co. Ltd.	854,616	0.2
11,016	(1)	Pacific Century Premium Developments Ltd.	1,166	0.0
102,000		PCCW Ltd.	61,367	0.0
106,500		Power Assets Holdings Ltd.	548,442	0.1
85,000		Sun Hung Kai Properties Ltd.	1,094,105	0.3
37,000		Techtronic Industries Co., Ltd.	498,366	0.1
800		Vtech Holdings Ltd.	5,308	0.0
629,000	(2)	WH Group Ltd.	495,417	0.1
350,000		Xinyi Glass Holding Co. Ltd.	768,613	0.2
			11,002,359	2.5

		Hungary: 0.0%
3,295	(1)	OTP Bank Nyrt	102,786	0.0

		India: 0.2%
17,233		Infosys Ltd.	246,900	0.1
23,743		Reliance Industries Ltd.	658,269	0.1
5,252		Tata Consultancy Services Ltd.	189,285	0.0
			1,094,454	0.2

		Ireland: 0.4%
26,396		James Hardie Industries SE	640,891	0.1
3,748		Kerry Group PLC - KYG	448,641	0.1
17,953		Smurfit Kappa PLC	677,394	0.2
			1,766,926	0.4

		Israel: 0.2%
4,474	(1)	Nice Ltd.	1,017,518	0.2
4,913		Plus500 Ltd.	94,156	0.0
			1,111,674	0.2

		Italy: 1.7%
173,264		A2A SpA	220,043	0.1
14,595		Azimut Holding S.p.A.	246,016	0.1
8,721		Buzzi Unicem SpA	188,702	0.1
419		DiaSorin SpA	91,982	0.0
45,146	(2)	Enav SpA	156,655	0.0
187,779		Enel S.p.A.	1,492,933	0.3
88,529		ENI S.p.A.	620,148	0.1
11,787		Ferrari NV	2,102,698	0.5
37,213	(2)	Poste Italiane SpA	303,794	0.1
28,855		Prysmian SpA	785,212	0.2
97,424		Snam SpA	475,046	0.1
87,829		Terna Rete Elettrica Nazionale SpA	593,001	0.1
31,777	(1)	Unipol Gruppo Finanziario SpA	115,908	0.0
			7,392,138	1.7

		Japan: 24.2%
5,100		Advantest Corp.	295,407	0.1
91,100		Aeon Co., Ltd.	2,327,441	0.5
22,200		AGC, Inc.	693,216	0.2
7,000		Aisin Seiki Co., Ltd.	212,087	0.1
24,300		Alfresa Holdings Corp.	444,932	0.1
11,000		Alps Alpine Co. Ltd.	158,701	0.0
35,600		Amada Co. Ltd.	309,850	0.1
6,900		Anritsu Corp.	151,058	0.0
23,500		Azbil Corp.	953,708	0.2
7,800		Bandai Namco Holdings, Inc.	582,931	0.1
40,000		Bridgestone Corp.	1,303,801	0.3
55,300		Chubu Electric Power Co., Inc.	619,460	0.1
52,700		Chugoku Electric Power Co., Inc.	662,116	0.2
29,000		COMSYS Holdings Corp.	736,909	0.2
44,200		Dai Nippon Printing Co., Ltd.	823,421	0.2
18,600		Daicel Corp.	132,742	0.0
68,000		Dai-ichi Life Holdings, Inc.	1,015,609	0.2
15,700		Daiichi Sankyo Co., Ltd.	414,380	0.1
7,000		Daikin Industries Ltd.	1,309,933	0.3
6,200		Daito Trust Construction Co., Ltd.	563,984	0.1
13,100		Denso Corp.	610,415	0.1
185,800		ENEOS Holdings, Inc.	626,942	0.1
2,700		Fanuc Ltd.	570,307	0.1
12,300		Fujitsu Ltd.	1,455,270	0.3
12,100		Hamamatsu Photonics KK	608,869	0.1
15,200		Hitachi Ltd.	512,305	0.1
52,700		Honda Motor Co., Ltd.	1,246,510	0.3
15,500		Hoya Corp.	1,749,283	0.4
15,400		Ibiden Co., Ltd.	627,912	0.1
21,500		IHI Corp.	260,381	0.1
62,000		Itochu Corp.	1,489,148	0.3
16,900		Japan Post Insurance Co. Ltd.	267,884	0.1
54,100		Japan Tobacco, Inc.	1,018,550	0.2
24,100		JSR Corp.	544,709	0.1
46,600		JTEKT Corp.	371,344	0.1
8,500		Kakaku.com, Inc.	224,633	0.1
13,200		Kao Corp.	939,823	0.2
104,300		KDDI Corp.	2,821,836	0.6
23,300		Kenedix, Inc.	120,742	0.0

See Accompanying Notes to Financial Statements

52

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

3,500		Keyence Corp.	1,588,379	0.4
42,600		Kinden Corp.	667,962	0.2
21,200		Komatsu Ltd.	477,964	0.1
78,100		K's Holdings Corp.	997,404	0.2
16,700		Kurita Water Industries, Ltd.	496,887	0.1
13,100		Kyocera Corp.	721,450	0.2
18,500		Kyowa Exeo Corp.	426,553	0.1
62,100		Kyushu Electric Power Co., Inc.	520,612	0.1
8,700		Kyushu Railway Co.	185,057	0.0
17,800		LIXIL Group Corp.	386,513	0.1
17,900		Makita Corp.	791,244	0.2
53,500		Marubeni Corp.	279,335	0.1
81,500		Mazda Motor Corp.	427,942	0.1
16,400		MEIJI Holdings Co., Ltd.	1,188,172	0.3
14,000		Minebea Mitsumi, Inc.	252,859	0.1
105,900		Mitsubishi Chemical Holdings Corp.	596,022	0.1
30,000		Mitsubishi Corp.	669,341	0.2
137,300		Mitsubishi Electric Corp.	1,768,271	0.4
34,700		Mitsubishi Gas Chemical Co., Inc.	632,559	0.1
89,300		Mitsubishi UFJ Financial Group, Inc.	352,012	0.1
127,200		Mitsui & Co., Ltd.	1,992,396	0.4
18,600		Mitsui Chemicals, Inc.	476,390	0.1
22,900		Mitsui OSK Lines Ltd.	516,956	0.1
18,300		Murata Manufacturing Co., Ltd.	1,283,355	0.3
41,100		NGK Insulators Ltd.	587,140	0.1
20,800		NGK Spark Plug Co., Ltd.	365,808	0.1
900		Nintendo Co., Ltd.	486,620	0.1
24,200		Nippo Corp.	621,605	0.1
6,700		Nippon Express Co., Ltd.	375,733	0.1
31,500	(1)	Nippon Steel Corp.	305,523	0.1
83,200		Nippon Telegraph & Telephone Corp.	1,750,182	0.4
46,900		Nippon Yusen KK	865,660	0.2
61,800	(1)	Nissan Motor Co., Ltd.	218,805	0.1
6,400		Nissin Food Products Co., Ltd.	554,173	0.1
4,300		Nitori Co., Ltd.	883,894	0.2
27,200		Nitto Denko Corp.	1,910,958	0.4
11,700		NOF Corp.	439,713	0.1
22,700		Nomura Real Estate Holdings, Inc.	396,488	0.1
54,200		Nomura Research Institute Ltd.	1,597,681	0.4
71,000		NTT DoCoMo, Inc.	2,643,699	0.6
154,100		Obayashi Corp.	1,289,561	0.3
2,700		Obic Co., Ltd.	478,016	0.1
27,100		Olympus Corp.	518,805	0.1
21,900		Omron Corp.	1,581,312	0.4
41,200		Ono Pharmaceutical Co., Ltd.	1,175,239	0.3
69,600		ORIX Corp.	813,989	0.2
63,600		Osaka Gas Co., Ltd.	1,207,778	0.3
23,200		Otsuka Corp.	1,066,079	0.2
20,100		Otsuka Holdings Co. Ltd.	744,435	0.2
47,200		Pan Pacific International Holdings Corp.	1,001,510	0.2
15,400		Recruit Holdings Co. Ltd.	585,980	0.1
6,400		Rinnai Corp.	630,633	0.1
14,200		Secom Co., Ltd.	1,199,600	0.3
48,600		Seino Holdings Co. Ltd.	628,027	0.1
39,400		Sekisui Chemical Co., Ltd.	614,180	0.1
133,900		Sekisui House Ltd.	2,224,523	0.5
41,300		Seven & I Holdings Co., Ltd.	1,255,300	0.3
16,700		Shimadzu Corp.	477,509	0.1
3,900		Shimano, Inc.	891,991	0.2
183,000		Shimizu Corp.	1,270,634	0.3
15,300		Shin-Etsu Chemical Co., Ltd.	2,043,573	0.5
31,600		Shinsei Bank Ltd.	380,197	0.1
24,500		Shionogi & Co., Ltd.	1,155,664	0.3
1,100		SMC Corp.	585,096	0.1
57,900		SoftBank Corp.	673,810	0.2
10,100		SoftBank Group Corp.	657,851	0.1
30,400		Sony Corp.	2,534,341	0.6
12,500		Sugi Holdings Co., Ltd.	825,439	0.2
38,400		Sumitomo Corp.	420,118	0.1
56,400		Sumitomo Electric Industries Ltd.	622,660	0.1
37,900		Sumitomo Mitsui Financial Group, Inc.	1,049,144	0.2
13,600		Sumitomo Rubber Industries, Inc.	119,629	0.0
7,400		Sundrug Co., Ltd.	274,775	0.1
84,100		T&D Holdings, Inc.	840,502	0.2
23,300		Taisei Corp.	725,048	0.2
16,900		Takeda Pharmaceutical Co., Ltd.	522,254	0.1
3,000		TDK Corp.	352,802	0.1
15,400		Toho Gas Co., Ltd.	794,976	0.2
121,800		Tohoku Electric Power Co., Inc.	1,074,652	0.2
5,400		Tokyo Electron Ltd.	1,449,419	0.3
46,200		Tokyo Gas Co., Ltd.	1,046,871	0.2
48,400		Toppan Printing Co., Ltd.	615,474	0.1
42,000		Tosoh Corp.	680,805	0.2
11,900		Toto Ltd.	543,300	0.1
19,100		Toyo Suisan Kaisha Ltd.	950,527	0.2
25,000		Toyota Motor Corp.	1,641,173	0.4
10,800		Trend Micro, Inc.	604,963	0.1
5,600		Tsuruha Holdings, Inc.	784,140	0.2
12,900		Unicharm Corp.	596,895	0.1
212,700		Yamada Holdings Co. Ltd.	1,037,082	0.2
32,100		Yamato Holdings Co., Ltd.	849,702	0.2
80,400		Z Holdings Corp.	560,634	0.1
			108,146,483	24.2

		Malaysia: 0.1%
94,900		Hartalega Holdings Bhd	411,661	0.1

		Mexico: 0.1%
58,000	(1)	Grupo Financiero Banorte	258,671	0.1

		Netherlands: 4.1%
9,534		Akzo Nobel NV	917,056	0.2
7,312		ASML Holding NV	2,645,495	0.6
9,111		ASR Nederland NV	276,477	0.1
3,875	(2)	Euronext NV	403,470	0.1
111,860		Koninklijke Ahold Delhaize NV	3,066,718	0.7
8,775		Koninklijke DSM NV	1,403,359	0.3
251,553		Koninklijke KPN NV	679,387	0.1
44,396	(1)	Koninklijke Philips NV	2,056,273	0.5
2,871		NXP Semiconductor NV - NXPI - US	387,930	0.1

See Accompanying Notes to Financial Statements

53

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

11,533	(1),(2)	Signify NV	409,366	0.1
21,168	(1)	Randstad NV	1,056,206	0.2
28,696		Royal Dutch Shell PLC - Class A	360,982	0.1
71,527		Royal Dutch Shell PLC - Class B	862,572	0.2
33,467		Unilever NV	1,886,654	0.4
23,130		Wolters Kluwer NV	1,872,752	0.4
			18,284,697	4.1

		New Zealand: 0.6%
75,324		Fisher & Paykel Healthcare Corp. Ltd.	1,742,577	0.4
341,290		Spark New Zealand Ltd.	1,012,836	0.2
			2,755,413	0.6

		Norway: 0.5%
14,971	(1)	DNB ASA	202,180	0.0
23,628		Mowi ASA	373,275	0.1
93,761		Orkla ASA	885,086	0.2
19,060		Yara International ASA	667,014	0.2
			2,127,555	0.5

		Portugal: 0.2%
219,304		EDP - Energias de Portugal SA	1,081,750	0.2

		Russia: 0.4%
4,746		LUKOIL PJSC ADR	242,820	0.0
19,572		Mobile TeleSystems PJSC ADR	153,053	0.0
38,801		Polymetal International PLC	824,700	0.2
35,959		Rosneft Oil Co. PJSC GDR	157,141	0.1
155,650		Sberbank of Russia PJSC	394,488	0.1
			1,772,202	0.4

		Saudi Arabia: 0.0%
17,589	(2)	Saudi Arabian Oil Co.	157,802	0.0

		Singapore: 1.1%
306,796		Ascendas Real Estate Investment Trust	647,377	0.2
35,400		DBS Group Holdings Ltd.	527,313	0.1
343,100		Mapletree Industrial Trust	764,651	0.2
386,900		Mapletree Logistics Trust	552,684	0.1
226,600		Singapore Exchange Ltd.	1,437,178	0.3
45,700		Venture Corp. Ltd.	644,222	0.1
159,500		Wilmar International Ltd.	472,208	0.1
			5,045,633	1.1

		South Africa: 0.1%
1,781		Naspers Ltd.	347,700	0.1

		South Korea: 1.9%
1,225	(1)	Celltrion, Inc.	261,567	0.1
10,969		Hana Financial Group, Inc.	296,300	0.1
12,440		Hankook Tire & Technology Co. Ltd.	348,497	0.1
2,398		Hyundai Mobis Co. Ltd.	480,472	0.1
12,542		KB Financial Group, Inc.	448,625	0.1
33,052		Kia Motors Corp.	1,482,355	0.3
8,543		KT&G Corp.	610,006	0.1
16,153		LG Electronics, Inc.	1,200,805	0.3
1,401		NAVER Corp.	358,475	0.1
311		NCSoft Corp.	213,683	0.0
3,759		POSCO	693,927	0.1
44,316		Samsung Electronics Co., Ltd.	2,227,571	0.5
			8,622,283	1.9

		Spain: 1.2%
1,742		Acciona SA	176,005	0.0
2,843	(1),(2)	Aena SME SA	383,053	0.1
97,999		Banco Bilbao Vizcaya Argentaria SA	282,741	0.1
42,261		Endesa S.A.	1,133,827	0.2
195,237		Iberdrola S.A. - IBEE	2,305,268	0.5
15,683		Naturgy Energy Group SA	291,360	0.1
28,565		Red Electrica Corp. SA	503,156	0.1
80,698		Telefonica S.A.	262,512	0.1
			5,337,922	1.2

		Sweden: 7.2%
30,189	(1)	Alfa Laval AB	613,193	0.1
35,925		Assa Abloy AB	769,961	0.2
17,650		Atlas Copco AB - A Shares	779,092	0.2
11,319		Atlas Copco AB - B Shares	433,696	0.1
26,915		Boliden AB - BOLS	733,948	0.2
30,320		Castellum AB	631,283	0.1
18,097	(1)	Embracer Group AB	364,222	0.1
43,215		Epiroc AB - A Shares	645,270	0.2
35,917		Essity AB	1,039,557	0.2
6,666	(2)	Evolution Gaming Group AB	494,419	0.1
8,944	(1)	Hexagon AB - B Shares	655,570	0.2
21,704		Holmen AB	821,918	0.2
63,648	(1)	Industrivarden AB-Class A	1,709,821	0.4
55,399	(1)	Industrivarden AB-Class C	1,414,564	0.3
19,683		Investor AB - A Shares	1,176,956	0.3
69,114		Investor AB - B Shares	4,142,622	0.9
100,073		Kinnevik AB	4,097,882	0.9
22,509	(1)	Lundbergforetagen AB	1,011,688	0.2
16,351	(1)	Nibe Industrier AB	393,713	0.1
58,930	(1)	Sandvik AB	1,050,433	0.2
104,906	(1)	Skandinaviska Enskilda Banken AB	900,224	0.2
27,421		Skanska AB	514,297	0.1
32,162		SKF AB - B Shares	658,388	0.2
73,877	(1)	Svenska Cellulosa AB SCA	999,299	0.2
93,248	(1)	Svenska Handelsbanken AB	755,559	0.2
26,318		Swedish Match AB	1,978,656	0.4
36,441		Tele2 AB	430,075	0.1
54,991		Telefonaktiebolaget LM Ericsson	613,948	0.1
20,651		Telefonaktiebolaget LM Ericsson ADR	231,498	0.1
128,718		Telia Co. AB	492,495	0.1
75,218	(1)	Volvo AB - B Shares	1,462,027	0.3
			32,016,274	7.2

		Switzerland: 7.3%
42,824		ABB Ltd.	1,039,125	0.2
22,185		Adecco Group AG	1,087,818	0.3
8,101		DKSH Holding AG	521,219	0.1

See Accompanying Notes to Financial Statements

54

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

662		EMS-Chemie Holding AG	582,281	0.1
4,677	(2)	Galenica AG	294,941	0.1
3,101		Geberit AG - Reg	1,764,995	0.4
359		Givaudan	1,463,981	0.3
4,185		Kuehne & Nagel International AG	836,427	0.2
39,368		LafargeHolcim Ltd.-CHF	1,689,661	0.4
16,645		Logitech International SA	1,400,281	0.3
1,743		Lonza Group AG	1,056,102	0.2
47,136		Nestle SA	5,301,760	1.2
36,727		Novartis AG	2,861,863	0.6
1,159		Partners Group	1,043,455	0.2
4,621		PSP Swiss Property AG	558,799	0.1
15,401		Roche Holding AG	4,948,827	1.1
2,764		Schindler Holding AG - Part Cert	708,041	0.2
292		SGS SA	729,361	0.2
7,348	(1)	Sonova Holding AG - Reg	1,744,180	0.4
485		Straumann Holding AG	506,269	0.1
1,167		Swatch Group AG - BR	247,137	0.1
994		Swiss Life Holding AG	334,370	0.1
7,490		Swiss Prime Site AG	630,133	0.1
2,209		Swisscom AG	1,123,500	0.3
			32,474,526	7.3

		Taiwan: 0.9%
354,000		China Development Financial Holding Corp.	103,885	0.0
371,000		CTBC Financial Holding Co. Ltd.	234,290	0.1
74,000		HON HAI Precision Industry Co., Ltd.	200,698	0.0
81,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,225,504	0.3
191,000		Uni-President Enterprises Corp.	409,420	0.1
407,000		United Microelectronics Corp.	437,423	0.1
20,000		Win Semiconductors Corp.	218,186	0.0
814,320		Yuanta Financial Holding Co., Ltd.	506,286	0.1
178,000		Zhen Ding Technology Holding Ltd.	754,392	0.2
			4,090,084	0.9

		Thailand: 0.0%
1,700		Thanachart Capital PCL	1,499	0.0

		United Kingdom: 9.4%
50,165		3i Group PLC	626,548	0.1
35,039		Admiral Group Plc	1,248,229	0.3
17,527		Associated British Foods PLC	385,451	0.1
19,333		AstraZeneca PLC	1,941,146	0.4
253,168		BAE Systems PLC	1,301,388	0.3
195,640	(1)	Barclays PLC	271,173	0.1
55,823	(1)	Barratt Developments PLC	348,928	0.1
18,498		Berkeley Group Holdings PLC	972,597	0.2
94,308		BP PLC	240,551	0.1
38,453		British American Tobacco PLC	1,218,787	0.3
31,091		Bunzl PLC	966,507	0.2
99,757		Centamin PLC	160,435	0.0
30,313		CRH PLC - London	1,063,737	0.2
14,198		Croda International PLC	1,109,707	0.2
4,182		Diageo PLC	135,154	0.0
227,859		Direct Line Insurance Group PLC	778,690	0.2
31,559		Drax Group PLC	120,937	0.0
7,476		Dunelm Group PLC	126,389	0.0
82,729		Evraz PLC	385,244	0.1
23,531		Experian PLC	862,035	0.2
16,149		Ferguson PLC	1,603,940	0.4
34,063	(1)	Fiat Chrysler Automobiles NV	417,870	0.1
53,719		GlaxoSmithKline PLC	897,030	0.2
8,427	(1)	Greggs PLC	140,739	0.0
19,369		Halma PLC	594,390	0.1
110,263		HSBC Holdings PLC	462,069	0.1
28,053		Imperial Brands PLC	444,016	0.1
12,963		Intertek Group PLC	933,739	0.2
3,467		London Stock Exchange Group PLC	373,737	0.1
39,650		Mondi PLC	751,502	0.2
152,018		National Grid PLC	1,808,335	0.4
31,428		Persimmon PLC	951,534	0.2
4,222		Reckitt Benckiser Group PLC	371,911	0.1
90,920		Relx PLC (GBP Exchange)	1,799,124	0.4
120,717	(1)	Rentokil Initial Plc	821,870	0.2
55,427		Rio Tinto PLC	3,135,041	0.7
89,728		Sage Group PLC/The	738,278	0.2
165,078		Segro PLC	1,928,895	0.4
21,264		Severn Trent PLC	669,227	0.2
5,730		Spirax-Sarco Engineering PLC	837,692	0.2
52,253		SSE PLC	856,926	0.2
103,643		Standard Life Aberdeen PLC	301,994	0.1
79,544		Tate & Lyle PLC	613,190	0.1
560,416		Tesco PLC	1,491,579	0.3
51,822		Unilever PLC	2,953,288	0.7
41,038		United Utilities Group PLC	458,759	0.1
609,059		Vodafone Group PLC	812,468	0.2
278,482		WM Morrison Supermarkets PLC	587,843	0.1
21,389		WPP PLC	170,841	0.0
			42,191,460	9.4

	Total Common Stock
	(Cost $407,745,078)		434,940,159	97.3

EXCHANGE-TRADED FUNDS: 0.1%
9,802		iShares MSCI EAFE ETF	601,745	0.1

	Total Exchange-Traded Funds
	(Cost $631,111)		601,745	0.1

PREFERRED STOCK: 0.2%
		Germany: 0.2%
5,577		Henkel AG & Co. KGaA	542,699	0.1
1,946		Volkswagen AG	283,462	0.1

	Total Preferred Stock
	(Cost $906,556)		826,161	0.2

See Accompanying Notes to Financial Statements

55

Voya Multi-Manager International Factors Fund	PORTFOLIO OF INVESTMENTS
AS OF October 31, 2020 (Continued)

RIGHTS: 0.0%
	Singapore: 0.0%
7,240	(1) Mapletree Logistics Trust	53	0.0

	Total Rights
	(Cost $–)	53	0.0

	Total Long-Term Investments
	(Cost $409,282,745)	436,368,118	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.0%
	Repurchase Agreements: 0.1%
277,263	(5) Citigroup, Inc., Repurchase Agreement dated 10/30/20, 0.09%, due 11/02/20 (Repurchase Amount $277,265, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $282,808, due 10/31/20-08/20/70)
	(Cost $277,263)	277,263	0.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
4,079,531	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, (0.010%)
	(Cost $4,079,531)	4,079,531	0.9

	Total Short-Term Investments
	(Cost $4,356,794)	4,356,794	1.0

	Total Investments in Securities (Cost $413,639,539)	$ 440,724,912	98.6
	Assets in Excess of Other Liabilities	6,180,843	1.4
	Net Assets	$ 446,905,755	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Security, or a portion of the security, is on loan.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of October 31, 2020.

See Accompanying Notes to Financial Statements

56

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Mutual Funds

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: January 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: January 8, 2021

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: January 8, 2021